September 30, 2000

ANNUAL
REPORT

[BERGER FUNDS LOGO]

BERGER INFORMATION TECHNOLOGY FUND
BERGER NEW GENERATION FUND
BERGER SELECT FUND
BERGER SMALL COMPANY GROWTH FUND
BERGER SMALL CAP VALUE FUND
BERGER MID CAP GROWTH FUND
BERGER MID CAP VALUE FUND
BERGER GROWTH FUND
BERGER INTERNATIONAL FUND
BERGER GROWTH AND INCOME FUND
BERGER BALANCED FUND

Berger Funds are presenting a combined annual report which includes Berger Information Technology Fund, Berger New Generation Fund, Berger Select
Fund, Berger Small Company Growth Fund, Berger Small Cap Value Fund, Berger Mid Cap Growth Fund, Berger Mid Cap Value Fund, Berger Growth Fund,
Berger International Fund, Berger Growth and Income Fund and Berger Balanced Fund. This report reflects the financial position of each Fund at September 30, 2000 and the results of their operations and changes in their net assets and financial highlights for the periods indicated, in a single document.

                        Berger Funds                                           3

                        Berger Funds o September 30, 2000 Combined Annual Report

Table of Contents
--------------------------------------------------------------------------------


A Message To Our Shareholders .............................................    4

BERGER FUNDS

Berger Information Technology Fund ........................................    6

Berger New Generation Fund ................................................   10

Berger Select Fund ........................................................   15

Berger Small Company Growth Fund ..........................................   18

Berger Small Cap Value Fund ...............................................   23

Berger Mid Cap Growth Fund ................................................   28

Berger Mid Cap Value Fund .................................................   32

Berger Growth Fund ........................................................   36

Berger International Fund .................................................   40

Berger Growth and Income Fund .............................................   42

Berger Balanced Fund ......................................................   46

FINANCIAL STATEMENTS AND NOTES

Statements of Assets and Liabilities ......................................   50

Statements of Operations ..................................................   52

Statements of Changes in Net Assets .......................................   54

Berger International Fund Financial Statements ............................   58

Berger Funds Notes to Financial Statements ................................   60

Berger International Portfolio Financial Statements .......................   67
     (to be read in conjunction with the Berger International Fund)

Berger International Portfolio Notes to Financial Statements ..............   72

FINANCIAL HIGHLIGHTS ......................................................   74

Report of Independent Accountants .........................................   82

Other Matters (Unaudited) .................................................   83


To obtain a prospectus for any of the Berger Funds, which contains more complete information, including risks, fees and expenses, call (800) 551-5849. Please read it carefully before you invest. Berger Distributors LLC - Distributor www.bergerfunds.com

4

Berger Funds o September 30, 2000 Combined Annual Report

A Message To Our
Shareholders
--------------------------------------------------------------------------------

Dear Berger Investor:

With apologies to Charles Dickens, this past fiscal year, which ended September 30, was "the best of times and it was the worst of times."

The period began with the December quarter of 1999, during which the U.S. stock market moved smartly higher, led by substantial gains in technology stocks. Investor enthusiasm for tech stocks was fueled by accelerating revenue and earnings growth, which were driven by the rapid build-out of the Internet and aggressive deployment of e-commerce initiatives by both new-economy companies and established Fortune 1000 "brick and mortar" companies.

Repeated increases in interest rates and warnings from the Federal Reserve Board that above-trend economic growth was increasing the risk of inflation were no deterrent through most of the first quarter of 2000. A correction finally got under way in March, gathered steam and ultimately took the tech-heavy NASDAQ Composite Index down 37% by the end of May. Then, on increasing evidence that economic growth was slowing, a consensus developed that the Federal Reserve had largely completed the cycle of raising interest rates. Stocks were able to rally, with fits and starts, through the end of August. After Labor Day, though, sentiment deteriorated because of earnings concerns. High energy prices also added to fears that the slowdown in the economy might end in recession rather than a soft landing. The correction in technology stocks resumed and continued through the September fiscal year-end, exacerbated by negative earnings pre-announcements from some high-profile tech companies such as Intel and Lucent.

The Main Event

Technology has been so much the main event in the stock market over the past two years that it seems as if it is the only event, and with good reason. The current, record-setting economic expansion that began early in the decade, accelerated in the later 1990s and continues today, has been driven by capital spending, and the share of that spending going to investment in technology has been increasing. These trends have culminated in substantial productivity gains, enabling the economy to grow more rapidly without provoking inflation than at any other time in the post-war era.

Deregulation here and abroad, democratization and privatization around the globe and freer trade have stimulated global economic growth and opportunities for businesses everywhere. These factors have also intensified the level of competition that businesses face, leaving companies with little or no pricing power. This is driving investment in technology to improve efficiency and results. These investments are continuing at a rapid rate as companies strive to gain any possible competitive advantage.

Valuation Correction

We see the correction we have experienced in technology stocks as largely a correction in valuations. Even though we have seen some evidence of slowing growth in some areas of technology, such as sales of wireless handsets, PC's and some semiconductor equipment and components, we believe that the correction is not a reflection of a significant deterioration in the fundamentals that drove the prior advance. Many key areas of technology are still exhibiting very strong growth. The larger issue is that valuations of tech stocks became very high as the market discounted their high growth rates and bright futures. At high valuation levels, any real or perceived weakness in earnings or future growth prospects has a pronounced negative effect on prices.

Any general uncertainty about the economy, or the outcome of the elections or in the direction of interest rates also may cause investors to shorten their time horizons. This too, has a negative effect on growth stock prices since growth stocks in general, and technology stocks in particular, are priced to a great extent on future as opposed to present sales and earnings. This is why we have written in the past that we expect a higher level of volatility in the market and that a correction can be a healthy thing for the long-term investor. Corrections return great, leading growth stocks to attractive valuation levels and purge the market of excessive speculation, which can reset the stage for a renewed and sustainable advance.

Capital Gains

A side effect of the market volatility we have experienced during the last year will be apparent in the capital gains investors will see in 2000. With the dramatic appreciation in many stocks during the year, portfolio managers often recognized that selling a stock was prudent. Despite lowering overall turnover, our managers occasionally found it necessary to sell stocks when some investors redeemed shares during market downturns. The result has been larger than normal capital gains for some of the funds. For more information on your fund's estimated capital gains, visit our Website at www.bergerfunds.com or call (800) 551-5849.

Regardless of the short-term volatility in the market, we at Berger remain committed to the same investment philosophy

                        Berger Funds                                           5

                        Berger Funds o September 30, 2000 Combined Annual Report

--------------------------------------------------------------------------------

pioneered by Bill Berger more than 25 years ago. We know that achieving our goal of providing investors with consistently competitive performance in every Berger Fund can only be reached by adhering to our disciplined, fundamental, stock-by-stock approach to investing and remaining focused on the long term.

Optimistic Outlook

We remain constructive on the outlook for the economy and the markets. The economy has slowed to a healthy, sustainable growth rate. We believe the technology-driven productivity revolution is alive and well. Inflation appears to be very much under control, and interest rates may be poised to moderate. Corporate earnings performance remains at a generally high level. In this context, we view corrections as buying opportunities, and we encourage investors to take a long-term approach by employing dollar-cost-averaging as a technique to help smooth the effect of short-term market swings on their long-term results.

Time-proven Basics

For more than 25 years we have advocated basic investment principles to our investors:

o    Time and diversification are an investor's greatest allies against risk.

o    Those who take a long-term view are often the most successful investors.

o    Investing regularly is an excellent way to reach one's financial goals.

o    It's time in the market, not market timing, that counts most.


Sincerely,

/s/ JACK R. THOMPSON                                 /s/ JAY W. TRACEY

Jack R. Thompson                                     Jay W. Tracey
President                                            Chief Investment Officer


Past performance is no guarantee of future results.

Dollar-cost-averaging does not assure a profit or protect against a loss in declining markets.

This material must be preceded or accompanied by a prospectus.

Berger Distributors LLC - Member NASD. (11/00)

6

Berger Funds o September 30, 2000 Combined Annual Report

                              Ticker Symbol - Investor Shares              BINVX
                                            - Institutional Shares         BINFX
                              Fund Number   - Investor Shares                912
                                            - Institutional Shares           913
Berger Information
Technology Fund               PORTFOLIO MANAGER COMMENTARY  WILLIAM F. K. SCHAFF
--------------------------------------------------------------------------------

Performance

The Berger Information Technology Fund (the "Fund") gained 114.97% (investor shares) and 115.86% (institutional shares) for the fiscal year ended September 30, 2000. Its benchmark, the Wilshire 5000 Index,(1) gained 17.56% over the same period.

The technology sector outshone all others for the first half of the fiscal year, before high volatility roiled the sector, shaking the confidence of many technology investors and driving down prices. Since that time, Internet and e-commerce companies have taken the biggest hit. On the upside, technologies that drive corporate Information Technology (IT), including optical networking technology and wireless components, infrastructure and applications continued to experience strong growth.

Last year--1999--was a time of euphoria when the stock of almost any technology-related company with an exciting story would rise unconditionally. Next year is likely to be a year when investors get back to solid fundamentals and valuations. It appears that 2000 will be remembered as a time of confusion as investors deal with the transition.

Period in Review

Clearly, technology is a much stronger force in the economy than ever before, but speculation is still speculation, whether in real estate or the stock market. Having said that, there are still many technology companies that are not overpriced. Now that more of the nonprofitable technology companies using acronyms such as B2C, B2B and B2B2C are filing with their local bankruptcy court, we can focus on more profitable businesses. We always look for the start of IBM's new upgrade cycle because the economic benefits seem to trickle down to many other companies. One group of potential beneficiaries are mainframe software vendors. Stocks of these companies have been beaten down tremendously but still generate solid cash flows and have pristine balance sheets--not bad defensive characteristics.

The Fund experienced strong gains by investing primarily in profitable companies with longer performance track records. Applied Micro Circuits was a strong performer all year, in addition to storage vendors Network Appliance and EMC. Our largest position, BEA Systems, the leading middleware applications integrator, also performed well.

We maintained large positions in e-commerce application integrators and supply chain software vendors such as i2 and Manugistics. We think of this as the glue that makes e-commerce work and that has contributed much to the productivity gains seen to date. We believe some of these investments will be both short- and long-term, as e-commerce will continue to be a growing part of our lives.

Though the Fund has few direct Internet plays, it does contain many of the software companies that produce the required nuts and bolts of e-commerce infrastructure, such as Oracle and Siebel Systems. The Fund benefited greatly over the fiscal year from their presence.

On the downside, the few chips stocks we own were the weakest performers, but not unexpectedly because they had been the best performers the first half of the year. The biggest disappointment was Computer Associates, the largest independent mainframe software vendor, which preannounced a weak quarter once again. Another negative contributor to performance was Lucent Technologies, one of the few "value" plays in technology, which continues to get cheaper. Despite some of these performance setbacks, we continued to have more winners than losers, and our top 10 positions, representing more than 30% of the portfolio, were up strongly.

Summary

Looking ahead, we see signs that the economy will continue to slow. However, technology will remain the largest weapon for businesses to increase productivity and enhance their competitive position in the global marketplace. One of the best-performing sectors for 2001 could be security and related security vendors. As e-commerce grows, so will all the related security issues. With the advent of digital certification, there will be greater concern for privacy, authentication, authorization and certification. Leading-edge biometric technologies will also finally become broadly commercially viable in 2001--expect to see some big announcements. However, given the confusion that is likely to be rampant, homework will have to be done to differentiate winners and losers once again.

Past performance is no guarantee of future results.

(1) The Wilshire 5000 Index measures the performance of all U.S.-headquartered equity securities with readily available price data. More than 7,000 capitalization weighted security returns are used to adjust the index. One cannot invest directly in an index.

                        Berger Funds                                           7

                        Berger Funds o September 30, 2000 Combined Annual Report

Performance Overview
--------------------------------------------------------------------------------

Berger Information Technology Fund -
Investor Shares*

Comparison of Change in Value of Berger Information Technology Fund; Investor Shares vs. Wilshire 5000 Index

[GRAPH]

AVERAGE ANNUAL TOTAL RETURNS AS OF SEPTEMBER 30, 2000
One Year                                  114.97%
Three Year                                 65.70%
Life of Fund (4/8/97)                      68.74%


Berger Information Technology Fund-
Investor Shares             $61,762
Wilshire 5000 Index         $19,502

Berger Information Technology Fund -
Institutional Shares*

Comparison of Change in Value of Berger Information Technology Fund; Institutional Shares vs. Wilshire 5000 Index

AVERAGE ANNUAL TOTAL RETURNS AS OF SEPTEMBER 30, 2000
One Year                                  115.86%
Three Year                                 66.68%
Life of Fund (4/8/99)                      69.60%

[GRAPH]

Berger Information Technology Fund-
Institutional Shares        $1,571,631
Wilshire 5000 Index         $487,555

* Past performance is no guarantee of future results. Fund performance shown reflects the unusually favorable market conditions that existed in 1999 which likely are not sustainable as market conditions change. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. IPO's have made a significant contribution to the Fund's recent performance. There can be no assurance that such contribution will continue. Performance data for the Investor Shares include periods prior to the adoption of class designations on July 2, 1999, and therefore do not reflect the 0.25% per year 12b-1 fee applicable to the Investor Shares. This would have reduced the Investor Shares' return.

8

Berger Funds o September 30, 2000 Combined Annual Report

Berger Information
Technology Fund
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS


                                                              September 30, 2000
                                                              ------------------
Shares                                                                     Value
------                                                        ------------------
Common Stock (95.16%)
Commercial Services - Advertising (2.07%)
      34,400     TMP Worldwide, Inc.*                               $  2,769,200
                                                                    ------------

Commercial Services - Security/Safety (0.32%)
      35,000     Indentix, Inc.*                                         425,250
                                                                    ------------

Computer - Integrated Systems (0.24%)
       7,000     Henry (Jack) & Associates, Inc.                         303,625
         330     Wind River Systems, Inc.*                                15,819
                                                                    ------------
                                                                         319,444
                                                                    ------------

Computer - Local Networks (2.86%)
       4,600     Brocade Communication Systems, Inc.*                  1,085,600
      73,380     Cabletron Systems, Inc.*                              2,155,537
       2,500     Cobalt Networks,Inc.*                                   144,687
       3,630     Finisar Corp.*                                          175,601
       2,000     Foundry Networks, Inc.*                                 133,875
       1,430     JNI Corp.*                                              127,270
                                                                    ------------
                                                                       3,822,570
                                                                    ------------

Computer - Manufacturers (5.20%)
       6,800     Dell Computer Corp.*                                    209,525
       1,500     Hewlett-Packard Co.                                     145,500
      12,800     International Business Machines Corp.                 1,440,000
      26,015     Palm,Inc.*                                            1,377,169
      32,460     Sun Microsystems, Inc.*                               3,789,705
                                                                    ------------
                                                                       6,961,899
                                                                    ------------

Computer - Memory Devices (9.02%)
      56,230     EMC Corp.*                                            5,573,798
      47,360     Network Appliance, Inc.*                              6,032,480
       6,900     Sandisk Corp.*                                          460,575
                                                                    ------------
                                                                      12,066,853
                                                                    ------------

Computer - Peripheral Equipment (0.13%)
       6,000     American Power Conversion Corp.*                        115,125
       4,000     SmartDisk Corp.*                                         57,500
                                                                    ------------
                                                                         172,625
                                                                    ------------

Computer - Services (2.00%)
       4,480     Automatic Data Processing, Inc.                         299,600
      14,800     Cognizant Technology Solutions Corp.        -
                 Class A*                                                577,200
       1,570     Computer Sciences Corp.*                                116,572
      22,255     Electronic Data Systems Corp.                           923,582
       6,170     McDATA Corp. - Class B*                                 758,235
                                                                    ------------
                                                                       2,675,189
                                                                    ------------

Computer Software - Desktop (0.83%)
       5,700     Macromedia, Inc.*                                       460,631
       2,700     Microsoft Corp.*                                        162,675
       2,200     Red Hat, Inc.*                                           37,537
      10,275     Symantec Corp.*                                         452,100
                                                                    ------------
                                                                       1,112,943
                                                                    ------------

Computer Software - Educational/Entertainment (1.98%)
      56,000     Smartforce PLC - Spon. ADR*                           2,653,000
                                                                    ------------


                                                              September 30, 2000
                                                              ------------------
Shares                                                                     Value
------                                                        ------------------
Common Stock (95.16%) - continued
Computer Software - Enterprise (15.91%)
      20,800     Actuate Software Corp.*                            $    718,575
       5,640     Adobe Systems, Inc.                                     875,610
      32,016     Computer Associates International, Inc.                 806,403
      25,000     Compuware Corp.*                                        209,375
       1,000     E.piphany, Inc.*                                         77,062
      13,593     Hyperion Solutions Corp.*                               351,745
       7,100     i2 Technologies, Inc.*                                1,328,143
       7,500     Manugistics Group, Inc.*                                735,937
      14,000     Mercury Interactive Corp.*                            2,194,500
      38,930     New Era of Networks, Inc.*                              947,093
      41,470     Oracle Corp.*                                         3,265,762
      13,500     Peregrine Systems, Inc.*                                255,656
      14,600     Rational Software Corp.*                              1,012,875
      15,000     SAGA Systems, Inc.*                                     157,500
      22,000     Seachange International, Inc.*                          734,250
      19,500     SERENA Software, Inc.*                                  898,218
      27,800     Siebel Systems, Inc.*                                 3,094,487
      25,495     VERITAS Software Corp.*                               3,620,290
                                                                    ------------
                                                                      21,283,481
                                                                    ------------

Computer Software - Finance (1.77%)
       7,800     Advent Software, Inc.*                                  545,025
      31,980     Intuit, Inc.*                                         1,822,860
                                                                    ------------
                                                                       2,367,885
                                                                    ------------

Computer Software - Security (1.89%)
      62,000     Axent Technologies, Inc.*                             1,336,875
       7,600     Check Point Software
                 Technologies Ltd.*                                    1,197,000
                                                                    ------------
                                                                       2,533,875
                                                                    ------------

Diversified Operations (0.39%)
      10,572     Agilent Technologies, Inc.*                             517,367
                                                                    ------------

Electronics - Military Systems (0.13%)
       4,500     General Motors Corp. - Class H*                         167,310
                                                                    ------------

Electronics - Miscellaneous Components (0.77%)
      32,800     RF Micro Devices, Inc.*                               1,029,100
                                                                    ------------

Electronics - Semiconductor Manufacturing (12.61%)
      10,200     Analog Devices, Inc.*                                   842,137
      25,400     Applied Micro Circuits Corp.*                         5,259,387
       1,600     Broadcom Corp. - Class A*                               390,000
      19,000     Conexant Systems, Inc.*                                 795,625
       7,000     Cypress Semiconductor Corp.*                            290,937
       7,000     Intel Corp.                                             290,937
      38,000     LSI Logic Corp.*                                      1,111,500
      48,600     Plexus Corp.*                                         3,426,300
       3,400     PMC-Sierra, Inc.*                                       731,850
       5,000     Silicon Image, Inc.*                                    124,062
      39,640     Texas Instruments, Inc.                               1,870,512
      16,800     Triquint Semiconductor, Inc.                            612,150
      13,000     Xilinx, Inc.*                                         1,113,125
                                                                    ------------
                                                                      16,858,522
                                                                    ------------

                        Berger Funds                                           9

                        Berger Funds o September 30, 2000 Combined Annual Report

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS



                                                              September 30, 2000
                                                              ------------------
Shares                                                                     Value
------                                                        ------------------
Common Stock (95.16%) - continued
Financial Services - Miscellaneous (1.79%)
      30,000     CheckFree Corp.*                                   $  1,256,718
      29,150     First Data Corp.                                      1,138,671
                                                                    ------------
                                                                       2,395,389
                                                                    ------------

Internet - E*Commerce (0.49%)
       7,500     PurchasePro.com, Inc.*                                  659,062
                                                                    ------------
Internet - ISP/Content (1.01%)
       4,060     Commerce One, Inc.*                                     318,710
       3,400     Ibasis, Inc.*                                            53,975
       1,000     Navisite, Inc.*                                          26,937
      10,460     Yahoo!, Inc.*                                           951,860
                                                                    ------------
                                                                       1,351,482
                                                                    ------------

Internet - Network Security/Solutions (9.04%)
       5,000     724 Solutions, Inc.*                                    237,500
       2,400     Alteon Websystems, Inc.*                                260,137
      45,500     Baltimore Technologies PLC - ADR*                       898,625
      20,000     Breakaway Solutions, Inc.*                              178,125
         650     CacheFlow, Inc.*                                         92,950
      47,500     Cisco Systems, Inc.*                                  2,624,375
      14,000     Exodus Communications, Inc.*                            691,250
      14,600     Juniper Networks, Inc.*                               3,196,487
      15,000     Network Associates, Inc.*                               339,375
       8,400     RSA Security, Inc.*                                     362,250
      11,000     Sapient Corp.*                                          447,562
      13,600     VeriSign, Inc.*                                       2,754,850
                                                                    ------------
                                                                      12,083,486
                                                                    ------------

Internet - Software (9.02%)
       5,200     Ariba, Inc.*                                            744,981
      95,260     BEA Systems, Inc.*                                    7,418,372
      30,300     Bluestone Software, Inc.*                               526,462
       4,155     BroadVision, Inc.*                                      106,212
      11,000     Interwoven, Inc.*                                     1,243,687
      14,000     Kana Communications, Inc.*                              311,500
       5,000     PC-Tel, Inc.*                                           116,250
       6,650     Portal Software, Inc.*                                  266,000
       4,700     SilverStream Software, Inc.*                            141,587
      11,733     Vignette Corp.*                                         350,523
       7,270     Webmethods, Inc.*                                       836,958
                                                                    ------------
                                                                      12,062,532
                                                                    ------------

Media - Cable TV (0.24%)
      17,600     AT&T Corp. - Liberty Media
                 Group - Class A*                                        316,800
                                                                    ------------

Telecommunications - Cellular (0.75%)
      21,460     Nextel Communications, Inc.
                 - Class A*                                            1,003,255
                                                                    ------------



                                                              September 30, 2000
                                                              ------------------
Shares/Par Value                                                           Value
----------------                                              ------------------
Common Stock (95.16%) - continued
Telecommunications - Equipment (12.84%)
      57,428     ADC Telecommunications, Inc.*                      $  1,544,274
         520     Avanex Corp.*                                            55,997
      39,560     Ciena Corp.*                                          4,858,462
       4,600     Comverse Technology, Inc.*                              496,800
       8,200     Copper Mountain Networks, Inc.*                         307,500
       8,100     Corvis Corp.*                                           494,479
       8,800     JDS Uniphase Corp.*                                     833,250
      31,100     Lucent Technologies, Inc.                               950,493
      46,411     Motorola, Inc.                                        1,311,110
         310     Next Level Communications, Inc. -
                 Class A*                                                 20,498
      40,560     Nokia Corp. - Spon. ADR                               1,614,795
       8,880     Nortel Networks Corp.                                   528,915
       3,800     Redback Networks, Inc.*                                 622,962
      11,200     Stratos Lightwave,Inc.*                                 361,200
       9,871     Sycamore Networks, Inc.*                              1,066,068
       5,600     Turnstone Systems, Inc.*                                259,700
      27,920     Virata Corp.*                                         1,846,210
                                                                    ------------
                                                                      17,172,713
                                                                    ------------

Telecommunications - Services (1.86%)
       5,000     Illuminet Holdings, Inc.*                               138,750
      44,000     Intermedia Communications, Inc.*                      1,298,000
      10,548     Qwest Communications
                 International, Inc.*                                    506,962
      10,300     Sonera Corp. - Spon. ADR                                260,075
      18,000     Winstar Communications, Inc.*                           279,000
                                                                    ------------
                                                                       2,482,787
                                                                    ------------
Total Common Stock
(Cost $81,001,749)                                                   127,264,019
                                                                    ------------

Repurchase Agreement (4.65%)
  $6,216,000     State Street Repurchase Agreement,
                 6.32% dated September 29, 2000,
                 to be repurchased at $6,219,274 on
                 October 2, 2000, collateralized by
                 FNMA Agency Note, 5.96% -
                 October 18, 2000 with a value of
                 $6,345,067                                            6,216,000
                                                                    ------------
Total Repurchase Agreement
(Cost $6,216,000)                                                      6,216,000
                                                                    ------------
Total Investments (Cost $87,217,749) (99.81%)                        133,480,019
Total Other Assets, Less Liabilities (0.19%)                             258,850
                                                                    ------------
Net Assets (100.00%)                                                $133,738,869
                                                                    ------------

* Non-income producing security.
ADR - American Depositary Receipt.
FNMA - Federal National Mortgage Association.
PLC - Public Limited Company.

See notes to financial statements.

10

Berger Funds o September 30, 2000 Combined Annual Report

                               Ticker Symbol - Investor Shares             BENGX
                                             - Institutional Shares          N/A
                               Fund Number   - Investor Shares               344
Berger New                                   - Institutional Shares          914
Generation Fund                PORTFOLIO MANAGER COMMENTARY   MARK S. SUNDERHUSE
--------------------------------------------------------------------------------

Performance

The Berger New Generation Fund ("the Fund") had a very good fiscal year ended September 30, 2000, gaining 67.16% (Investor Shares) and 65.68% (Institutional Shares) compared with 13.27% for the Standard & Poor's (S&P) 500 Index(1) and 23.39% for the Russell 2000 Index.(2) This solid performance was primarily driven by stock selection, although our relatively aggressive weightings in technology, healthcare and energy also helped.

Period in Review

We remain focused on selecting those companies that have a fit in this ever-changing world of business. When evaluating securities we first look for growth, both in terms of revenues and earnings. Second, we look for companies that have a defensible business plan. Finally, we seek signs of assurance that a company's competitive position is strong and that its product or service can add meaningful value to the end customer.

In technology, the Fund benefited from holdings in companies that supply infrastructure for the Internet build-out. Component suppliers Applied Micro Circuits, SDL Inc. and JDS Uniphase, and equipment supplier, Juniper Networks, all did very well. We remain bullish on many of the component and equipment companies that are supplying innovative, market-leading solutions to service providers, which are, in turn, aggressively deploying those solutions to meet an insatiable demand for increased bandwidth.

Companies supplying leading-edge software solutions that take advantage of the Internet to deliver competitive advantages to their customers also contributed to the Fund's good results. Among the better performers were i2 Technologies and Ariba. These companies are in business-to-business software that helps users expand their margins through better inventory control and purchasing. i2 and Ariba are generalists that help a variety of businesses. Surveys of information technology managers at major companies confirm that e-commerce spending, which has been strong all year, should continue to grow rapidly for the foreseeable future. We remain, therefore, optimistic about the outlook for select vendors of e-commerce solutions. We continue to favor business-to-business e-commerce companies, staying clear of the business-to-consumer companies that were hurt most of the year.

The Fund's energy stocks, particularly in the oil field services area, were good performers, including Enron, Grey Wolf, Anadarko Petroleum and Newfield Exploration. Compared with our index, we continue to overweight this sector because of the strong supply/demand fundamentals and the growth in "new economy-type" utility companies.

We continue to believe that capital spending will be strong next year, especially with fiber-optics companies. Communications service providers must continue to spend if they wish to remain competitive. And the competitive pressure has increased as the stock market has become more selective, favoring those services companies that have proven growth prospects, such as Qwest Communications International and Level 3 Communications.

In healthcare, our notable winners included leading-edge biotechnology companies that have emerged, or are about to emerge, from the development phase with successful new products that we believe will generate significant sales and shareholder value. Strong performers over the year include Genentech, Immunex and Invitrogen. Overall, we continue to remain positive on the outlook for this sector.

Generally, the consumer sector was disappointing. In particular, the Fund's radio broadcasting stocks were down as advertising revenues slowed over the latter half of the fiscal year. Because of this, we sold Clear Channel Communications. Stocks in the telecommunications industry were also down, including Caprock, Teligent and Nextlink. The latter two companies were recently sold. In addition, significant prior gains were given up in holdings such as Next Level and Foundry Networks toward the end of the fiscal year.

Summary

Again, the Fund's good results were driven more by individual stock selection than by the weighting given to various sectors. Because we employ a fundamentally research-driven, bottom-up approach to portfolio management, the Fund's results are consistent with our aggressive growth-oriented investment philosophy. Every day presents us with new opportunities among small, mid- and large-cap emerging growth stocks. Rarely have there been so many companies addressing such open-ended business opportunities as there are today. So, whether or not small-cap stocks outperform large caps, we look forward each day to the prospect of identifying and investing in those that are on their way to becoming widely recognized, established growth stocks in the future.

Past performance is no guarantee of future results.

(1) The S&P 500 Index is an unmanaged index, with dividends reinvested, which consists of the common stocks of 500 publicly traded U.S. companies. It is a generally recognized indicator used to measure overall performance of the U.S. stock market. One cannot invest directly in an index.

(2) The Russell 2000 Index is an unmanaged index, with dividends reinvested, which consists of the common stocks of 2000 U.S. companies. It is a generally recognized indicator used to measure overall performance of small company stocks. One cannot invest directly in an index.

                        Berger Funds                                          11

                        Berger Funds o September 30, 2000 Combined Annual Report

PERFORMANCE OVERVIEW
--------------------------------------------------------------------------------

Berger New Generation Fund -
Investor Shares(*)

Comparison of Change in Value of Berger New Generation Fund;
Investor Shares vs. S&P 500 Index

AVERAGE ANNUAL TOTAL RETURNS AS OF SEPTEMBER 30, 2000
One Year                                   67.16%
Three Year                                 44.72%
Life of Fund (3/29/96)                     41.02%

Berger New Generation Fund -
Investor Shares             $47,122
S&P 500 Index               $23,919

[GRAPH]

Berger New Generation Fund -
Institutional Shares(*)

Comparison of Change in Value of Berger New Generation Fund;
Institutional Shares vs. S&P 500 Index

AVERAGE ANNUAL TOTAL RETURNS AS OF SEPTEMBER 30, 2000
One Year                                   65.68%
Three Year                                 44.33%
Life of Fund (3/29/96)                     40.76%

Berger New Generation Fund -
Institutional Shares             $1,168,486
S&P 500 Index                    $597,962

[GRAPH]

* Past performance is no guarantee of future results. Fund performance shown reflects the unusually favorable market conditions that existed in 1999 which likely are not sustainable as market conditions change. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. IPO's have made a significant contribution to the Fund's recent performance. There can be no assurance that such contribution will continue.

12

Berger Funds o September 30, 2000 Combined Annual Report

Berger New
Generation Fund
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS


                                                              September 30, 2000
                                                              ------------------
Shares                                                                     Value
------                                                        ------------------
Common Stock (98.20%)
Agricultural Operations (0.11%)
      29,880     Eden Bioscience Corp.*                             $    986,040
                                                                    ------------

Banks - West/Southwest (1.10%)
     163,000     Silicon Valley Bancshares*                            9,492,203
                                                                    ------------

Computer - Local Networks (2.42%)
      26,840     Brocade Communication Systems, Inc.*                  6,334,240
     183,770     Foundry Networks, Inc.*                              12,301,104
     149,580     Tricord Systems, Inc.*                                2,234,351
                                                                    ------------
                                                                      20,869,695
                                                                    ------------

Computer - Manufacturers (1.73%)
      24,930     Avici Systems, Inc.*                                  2,371,466
     107,610     Sun Microsystems, Inc.*                              12,563,467
                                                                    ------------
                                                                      14,934,933
                                                                    ------------

Computer - Memory Devices (1.79%)
     104,370     EMC Corp.*                                           10,345,676
      49,870     StorageNetworks, Inc.*                                5,096,090
                                                                    ------------
                                                                      15,441,766
                                                                    ------------

Computer - Services (0.96%)
     255,260     Internap Network Services*                            8,248,088
                                                                    ------------

Computer Software - Enterprise (4.49%)
      51,610     i2 Technologies, Inc.*                                9,654,295
     539,490     Intertrust Technologies Corp.*                        6,507,598
     212,770     SeaChange International, Inc.*                        7,101,198
      78,880     SpeechWorks International,Inc.*                       4,890,560
      73,900     VERITAS Software Corp.*                              10,493,800
                                                                    ------------
                                                                      38,647,451
                                                                    ------------

Computer Software - Finance (0.38%)
      86,820     Bottomline Technologies, Inc.*                        3,239,471
                                                                    ------------

Computer Software - Medical (0.47%)
     209,130     Genomica Corp.*                                       4,065,487
                                                                    ------------

Computer Software - Security (0.70%)
      79,800     Internet Security Systems, Inc.*                      5,994,975
                                                                    ------------

Electronics - Military Systems (1.04%)
     240,530     General Motors Corp. - Class H*                       8,942,905
                                                                    ------------

Electronics - Miscellaneous Components (1.40%)
     149,040     CoorsTek, Inc.                                        5,700,780
     203,810     RF Micro Devices, Inc.*                               6,394,538
                                                                    ------------
                                                                      12,095,318
                                                                    ------------


                                                              September 30, 2000
                                                              ------------------
Shares                                                                     Value
------                                                        ------------------

Common Stock (98.20%) - continued
Electronics - Miscellaneous Products (2.33%)
      88,840     American Superconductor Corp.*                     $  4,367,041
     129,264     Gemstar - TV Guide
                 International, Inc.*                                 11,270,205
     102,000     Symyx Technologies*                                   4,424,250
                                                                    ------------
                                                                      20,061,496
                                                                    ------------

Electronics - Scientific Instruments (2.71%)
      77,850     Newport Corp.*                                       12,398,828
      93,760     PE Corp. - PE Biosystems Group                       10,923,040
                                                                    ------------
                                                                      23,321,868
                                                                    ------------

Electronics - Semiconductor Manufacturing (6.51%)
      80,000     Applied Micro Circuits Corp.*                        16,565,000
      38,170     Broadcom Corp. - Class A*                             9,303,937
     218,200     Galileo Technology Ltd.*                              6,927,850
     261,500     Vitesse Semiconductor Corp.*                         23,257,156
                                                                    ------------
                                                                      56,053,943
                                                                    ------------

Energy - Other (0.08%)
      23,050     Proton Energy Systems, Inc.*                            659,806
                                                                    ------------

Finance - Investment Brokers (1.19%)
     285,820     Knight Trading Group, Inc.*                          10,289,520
                                                                    ------------

Financial Services - Miscellaneous (1.15%)
     236,140     Checkfree Corp.*                                      9,892,052
                                                                    ------------

Internet - E*Commerce (1.20%)
     739,190     NextCard, Inc.*                                       6,722,009
     210,980     Ticketmaster Online - CitySearch, Inc.
                 - Class B*                                            3,573,473
                                                                    ------------
                                                                      10,295,482
                                                                    ------------

Internet - ISP/Content (4.76%)
     140,960     Akamai Technologies, Inc.*                            7,402,602
     603,010     Evoke Communications, Inc.*                           3,957,253
     288,120     InfoSpace, Inc.*                                      8,715,630
     144,350     KPNQwest NV - NY Reg.*                                4,186,150
     190,290     RealNetworks, Inc.*                                   7,564,027
     767,620     VIA NET.WORKS, Inc.*                                  7,388,342
      19,920     Yahoo!, Inc.*                                         1,812,720
                                                                    ------------
                                                                      41,026,724
                                                                    ------------

Internet - Network Security/Solutions (5.17%)
      65,560     Cacheflow, Inc.*                                      9,375,080
      31,380     Inktomi Corp.*                                        3,577,320
      81,040     Juniper Networks, Inc.*                              17,742,695
     124,620     Tvia, Inc.*                                           2,235,371
      57,190     VeriSign, Inc.*                                      11,584,582
                                                                    ------------
                                                                      44,515,048
                                                                    ------------

                        Berger Funds                                          13

                        Berger Funds o September 30, 2000 Combined Annual Report

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS



                                                              September 30, 2000
                                                              ------------------
Shares                                                                     Value
------                                                        ------------------
Common Stock (98.20%) - continued
Internet - Software (10.29%)
     112,250     Agile Software Corp.*                              $ 10,095,484
      41,680     Ariba,Inc.*                                           5,971,311
      59,760     AvantGo, Inc.*                                        1,195,200
      84,620     Click Commerce, Inc.*                                 3,617,505
     181,076     Cosine Communications, Inc.*                         10,061,035
     152,670     Docent, Inc.*                                         2,795,769
      59,450     FreeMarkets, Inc.*                                    3,396,081
     332,770     Liberate Technologies, Inc.*                          9,629,531
     361,760     Net2Phone, Inc.*                                      8,139,600
     118,580     Phone.com, Inc.*                                     13,473,652
     119,890     Quest Software, Inc.*                                 7,446,292
     427,090     Vignette Corp.*                                      12,759,313
                                                                    ------------
                                                                      88,580,773
                                                                    ------------

Media - Cable TV (3.38%)
     473,848     AT&T Corp. - Liberty Media Group -
                 Class A*                                              8,529,264
     117,430     Comcast Corp. - Class A*                              4,777,933
      38,200     Comcast Corp. - Special Class A*                      1,563,812
     208,640     EchoStar Communications Corp. -
                 Class A*                                             11,005,760
     300,000     Liberty Satellite & Technology, Inc. -
                 Class A*                                              3,187,500
                                                                    ------------
                                                                      29,064,269
                                                                    ------------

Media - Radio/TV (1.12%)
     200,200     Pegasus Communications Corp. -
                 Class A*                                              9,672,162
                                                                    ------------

Medical - Biomedical/Genetics (7.60%)
     124,050     Cephalon, Inc.*                                       6,016,425
     490,930     Curis,Inc.*                                           9,787,916
     373,730     Diversa Corp.*                                       10,090,710
      50,300     Genentech, Inc.*                                      9,340,081
     118,040     Illumina,Inc.*                                        5,356,065
     187,170     Immunex Corp.                                         8,141,895
     234,580     Invitrogen Corp.*                                    16,684,502
                                                                    ------------
                                                                      65,417,594
                                                                    ------------

Medical - Ethical Drugs (1.03%)
     178,360     Pharmacyclics, Inc.*                                  8,851,115
                                                                    ------------

Medical - Instruments (2.61%)
     161,490     Aclara BioSciences, Inc.*                             4,905,258
     208,640     Discovery Partners International, Inc.*               4,238,000
     524,700     Ventana Medical Systems, Inc.*                       13,314,262
                                                                    ------------
                                                                      22,457,520
                                                                    ------------

Medical - Products (1.60%)
     269,460     Argonaut Technologies, Inc.*                          5,001,851
     117,150     Caliper Technologies Corp.                            6,787,378
      37,250     Caliper Technologies Corp.*@o                         2,011,416
                                                                    ------------
                                                                      13,800,645
                                                                    ------------


                                                              September 30, 2000
                                                              ------------------
Shares                                                                     Value
------                                                        ------------------

Common Stock (98.20%) - continued
Medical - Wholesale Drugs/Sundries (1.12%)
     680,060     Allscripts, Inc.*                                  $  9,605,847
                                                                    ------------

Metal - Processing & Fabrication (0.84%)
     267,210     Maverick Tube Corp.*                                  7,197,969
                                                                    ------------

Oil & Gas - Drilling (4.67%)
     285,260     Global Marine, Inc.*                                  8,807,402
   2,063,030     Grey Wolf, Inc.*                                     11,862,422
     327,230     Marine Drilling Co., Inc.*                            9,346,506
     175,500     Precision Drilling Corp.*                             6,252,187
     141,380     R&B Falcon Corp.*                                     3,940,967
                                                                    ------------
                                                                      40,209,484
                                                                    ------------

Oil & Gas - Production/Pipeline (0.85%)
      83,680     Enron Corp.                                           7,332,460
                                                                    ------------

Oil & Gas - U.S. Exploration & Production (1.58%)
      99,690     Anadarko Petroleum Corp.                              6,625,397
     149,430     Newfield Exploration Co.*                             6,976,513
                                                                    ------------
                                                                      13,601,910
                                                                    ------------

Retail - Consumer Electronics (0.26%)
      62,220     Tweeter Home Entertainment
                 Group, Inc.*                                          2,259,363
                                                                    ------------

Telecommunications - Cellular (0.53%)
     224,400     OmniSky Corp.*                                        4,558,125
                                                                    ------------

Telecommunications - Equipment (16.16%)
     127,780     Celeritek, Inc.*                                      4,815,708
     119,480     Ciena Corp.*                                         14,673,637
     107,230     Corvis Corp.*                                         6,546,056
     382,640     DMC Stratex Networks, Inc.*                           6,146,155
      68,550     JDS Uniphase Corp.*                                   6,490,828
     102,010     New Focus, Inc.*                                      8,065,165
     149,200     Next Level Communications, Inc. -
                 Class A*                                              9,865,850
      86,760     Oni Systems Corp.*                                    7,488,472
     130,120     Redback Networks, Inc.*                              21,331,547
      32,910     SDL, Inc.*                                           10,136,280
     139,032     Sycamore Networks, Inc.*                             15,015,456
     100,000     Terayon Communications
                 Systems, Inc.*                                        3,393,750
     112,160     Turnstone Systems, Inc.*                              5,201,420
     139,790     Tycom Ltd.*                                           5,364,441
     123,790     Virata Corp.*                                         8,185,613
     398,800     Western Multiplex Corp. - Class A*                    6,405,725
                                                                    ------------
                                                                     139,126,103
                                                                    ------------

14

Berger Funds o September 30, 2000 Combined Annual Report

Berger New
Generation Fund
-------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS



                                                                                             September 30, 2000
                                                                                             ------------------
Shares/Par Value                                                                                          Value
----------------                                                                             ------------------
Common Stock (98.20%) - continued
Telecommunications - Services (2.87%)
   1,787,290     Caprock Communications Corp.*#                                                    $  9,104,008
      59,340     Level 3 Communications, Inc.*                                                        4,576,597
     120,130     P.T. Pasifik Satelit Nusantara - ADR*                                                1,396,511
     200,530     Qwest Communications
                 International, Inc.*                                                                 9,637,972
                                                                                                   ------------
                                                                                                     24,715,088
                                                                                                   ------------
Total Common Stock
(Cost $711,328,151)                                                                                 845,524,698
                                                                                                   ------------

Corporate Debt - Convertible (0.95%)
Computer - Services (0.95%)
  $4,984,000     Cyras Systems, Inc. - 144A
                 4.50%, 8/15/2005                                                                     6,005,720
   2,000,000     Kestrel Solutions - 144A
                 5.50%, 7/15/2005                                                                     2,170,000
                                                                                                   ------------
                                                                                                      8,175,720
                                                                                                   ------------
Total Corporate Debt - Convertible
(Cost $7,577,640)                                                                                     8,175,720
                                                                                                   ------------

Preferred Stock - Convertible (1.07%)
Internet - ISP/Content (0.69%)
     396,417     netLibrary, Inc. - Series C*@o                                                       6,001,753
                                                                                                   ------------

Telecommunications - Equipment (0.38%)
     371,550     Cidera, Inc.*@o                                                                      3,250,876
                                                                                                   ------------
Total Preferred Stock - Convertible
(Cost $8,250,881)                                                                                     9,252,629
                                                                                                   ------------




                                                                                             September 30, 2000
                                                                                             ------------------
Shares/Par Value                                                                                          Value
----------------                                                                             ------------------
Repurchase Agreement (0.57%)
  $4,943,000     State Street Repurchase Agreement,
                 6.32% dated September 29, 2000,
                 to be repurchased at $4,945,603 on
                 October 2, 2000, collateralized by
                 FNMA Agency Note, 6.40% -
                 September 27, 2001 with a value of
                 $5,042,006                                                                        $  4,943,000
                                                                                                   ------------
Total Repurchase Agreement
(Cost $4,943,000)                                                                                     4,943,000
                                                                                                   ------------
Total Investments (Cost $732,099,672) (100.79%)                                                     867,896,047
Total Other Assets, Less Liabilities (-0.79%)                                                        (6,845,112)
                                                                                                   ------------
Net Assets (100.00%)                                                                               $861,050,935
                                                                                                   ------------

o  Schedule of Restricted Securities and/or Illiquid Securities


                                                                   Fair Value
                       Date                           Fair           as a %
                     Acquired         Cost            Value      of Net Assets
                     --------         ----            -----      -------------
netLibrary, Inc. -
 Preferred Stock    10/12/1999     $5,000,005       $6,001,753       0.69%
Caliper
Technologies
Corp. -
  Common Stock       8/23/2000     $1,788,000       $2,011,416       0.23%
Cidera , Inc. -
  Preferred Stock    9/1/2000      $3,250,876       $3,250,876       0.38%




* Non-income producing security.

ADR - American Depositary Receipt.

FNMA - Federal National Mortgage Association.

144A - Resale is restricted to qualified institutional buyers.

@ - Security valued at fair value determined in good faith pursuant to procedures established by and under the supervision of the Fund's trustees.

# The Investment Company Act of 1940 defines affiliates as those companies in which a fund holds 5% or more of the outstanding voting securities. Following is a summary of the transactions with affiliates for the year ended September 30, 2000:


                                                                          Change in
                               Market Value   Purchases      Sales        Unrealized    Market Value   Dividend      Realized
                                9/30/1999      at Cost      at Cost      Appr./(Depr.)    9/30/2000     Income      Gain/(Loss)
                              ------------   -----------  -----------   -------------   ------------   ---------    -----------
Caprock Communications Corp.  $  3,094,575   $20,039,671  $(4,684,428)  $(9,345,810)    $9,104,008        --        $4,598,439






See notes to financial statements.

                        Berger Funds                                          15

                        Berger Funds o September 30, 2000 Combined Annual Report


                            Ticker Symbol                                  BESLX
                            Fund Number                                      214
                            PORTFOLIO MANAGER COMMENTARY       JAY W. TRACEY III
Berger                                                          STEVEN L. FOSSEL
Select Fund                                                   MARK S. SUNDERHUSE
--------------------------------------------------------------------------------

Performance

The Berger Select Fund (the "Fund") had a very good fiscal year ended September 30, 2000, gaining 55.73% compared with 13.27% for the Standard & Poor's (S&P) 500 Index(1) and 43.22% for the S&P MidCap 400 Index.(2) This solid performance was driven primarily by stock selection, although our relatively aggressive weighting in the technology sector also helped.

Period in Review

In technology, the Fund benefited from investments in companies that supply infrastructure for the Internet build-out. Equipment vendors Juniper Networks, Sycamore Networks, Cisco Systems and Redback Networks did very well serving the rapidly-growing market for high-speed data networking. We remain bullish on many of these companies because they are among the leading suppliers of innovative solutions to service providers, which are, in turn, aggressively deploying those solutions to meet an insatiable demand for increased bandwidth.

Companies supplying leading-edge software solutions that take advantage of the Internet to deliver competitive advantages to their customers also contributed to the Fund's good results. Among the Fund's better performers were VeriSign, which provides digital certificate services that secure e-commerce and communications over the Internet, and Agile Software, whose collaborative products help automate commerce between manufacturers and their suppliers and customers. Surveys of information technology managers at major companies confirm that e-commerce spending, which has been strong all year, should continue to grow rapidly for the foreseeable future. We remain, therefore, optimistic about the outlook for select vendors of e-commerce solutions.

Technology is an exciting, but risky, area in which to invest because the pace of change is so fast, the market is so competitive and the stocks are so volatile. We will continue to focus on innovative companies with strong, forward-looking management teams, leading products or services, defensible barriers to competition and rapidly growing, sustainable revenues and earnings.

In healthcare, Genentech, a leading biotechnology company with seven products on the market and more in development, was a significant contributor to Fund performance this year. In financial services, Schwab did well, but Nextcard was a disappointment. Our investment in the utility Constellation Energy also aided Fund performance.

The Fund's energy holdings did well over the year, particularly ENSCO International and Nabors Industries, two oil services companies. Despite strong stock performance over the past year, we remain positive on the outlook for this sector because the earnings outlook is only getting brighter.

Generally, performance in the consumer groups was disappointing. Compared with our index, we have been underweighted in the sector. The Fund's radio broadcasting stocks were down as advertising revenues slowed over the latter half of the fiscal year. Because this trend is likely to persist for another quarter or two, we eliminated our positions in Spanish Broadcasting and Clear Channel Communications.

Summary

Again, the Fund's good results were driven more by individual stock selection than by the weighting given to various sectors. Because we employ a fundamentally research-driven, bottom-up approach to portfolio management, the Fund's results are consistent with our aggressive growth-oriented investment philosophy. Every day presents us with new opportunities among rapidly growing companies. Rarely have there been so many companies addressing such open-ended business opportunities as there are today. Regardless of the stock market's short-term ups and downs, we are excited about the fundamental outlook for the great growth companies that are leading us into the future. Because ours is a concentrated Fund, our mandate and our continuing focus are to identify and invest in the best of these companies.

Past performance is no guarantee of future results.

(1) The S&P 500 Index is an unmanaged index, with dividends reinvested, which consists of the common stocks of 500 publicly traded U.S. companies. It is a generally recognized indicator used to measure overall performance of the U.S. stock market. One cannot invest directly in an index.

(2) The S&P MidCap 400 Index is an unmanaged index, with dividends reinvested, and is generally representative of the market for mid-sized companies. One cannot invest directly in an index.

16

Berger Funds o September 30, 2000 Combined Annual Report

PERFORMANCE OVERVIEW
--------------------------------------------------------------------------------

Berger Select Fund

Comparison of Change in Value of Berger Select Fund vs. S&P 500 Index

AVERAGE ANNUAL TOTAL RETURNS AS OF SEPTEMBER 30, 2000
One Year                                   55.73%
Life of Fund (12/31/97)                    51.96%

Berger Select Fund          $31,608
S&P 500 Index               $15,346

[GRAPH]

Past performance is no guarantee of future results. Fund performance shown reflects the unusually favorable market conditions that existed in 1999 which likely are not sustainable as market conditions change. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS



                                                              September 30, 2000
                                                              ------------------
Shares                                                                     Value
------                                                        ------------------
Common Stock (85.36%)
Diversified Operations (4.24%)
     100,000     Tyco International Ltd.                            $  5,187,500
                                                                    ------------

Electronics - Miscellaneous Products (1.26%)
      17,670     Gemstar - TV Guide International, Inc.*               1,540,603
                                                                    ------------

Electronics - Semiconductor Manufacturing (1.94%)
      11,480     Applied Micro Circuits Corp.*                         2,377,077
                                                                    ------------

Internet - E*Commerce (2.88%)
     387,000     NextCard, Inc.*                                       3,519,281
                                                                    ------------

Internet - ISP/Content (6.29%)
     254,160     InfoSpace, Inc.*                                      7,688,340
                                                                    ------------

Internet - Network Security/Solutions (12.06%)
      30,400     Juniper Networks, Inc.*                               6,655,700
      40,000     VeriSign, Inc.*                                       8,102,500
                                                                    ------------
                                                                      14,758,200
                                                                    ------------



                                                              September 30, 2000
                                                              ------------------
Shares                                                                     Value
------                                                        ------------------

Common Stock (85.36%) - continued
Internet - Software (8.62%)
     110,000     Agile Software Corp.*                              $  9,893,125
      11,677     Cosine Communications, Inc.*                            648,803
                                                                    ------------
                                                                      10,541,928
                                                                    ------------

Media - Cable TV (3.68%)
     250,000     AT&T Corp. - Liberty Media Group -
                 Class A*                                              4,500,000
                                                                    ------------

Medical - Biomedical/Genetics (10.09%)
      66,500     Genentech, Inc.*                                     12,348,220
                                                                    ------------

Oil & Gas - Drilling (8.62%)
     123,700     ENSCO International, Inc.                             4,731,525
     111,000     Nabors Industries, Inc.*                              5,816,400
                                                                    ------------
                                                                      10,547,925
                                                                    ------------

Telecommunications - Equipment (15.41%)
      36,800     Redback Networks, Inc.*                               6,032,900
     118,636     Sycamore Networks, Inc.                              12,812,688
                                                                    ------------
                                                                      18,845,588
                                                                    ------------

                        Berger Funds                                          17

                        Berger Funds o September 30, 2000 Combined Annual Report

Berger
Select Fund
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS


                                                              September 30, 2000
                                                              ------------------
Shares/Par Value                                                           Value
----------------                                              ------------------
Common Stock (85.36%) - continued
Telecommunications - Services (3.93%)
     100,000     Qwest Communications
                 International, Inc.*                               $  4,806,250
                                                                    ------------

Utility - Electric Power (6.34%)
     150,000     Constellation Energy Group, Inc.                      7,462,500
       9,400     Southern Energy, Inc.*                                  294,925
                                                                    ------------
                                                                       7,757,425
                                                                    ------------
Total Common Stock
(Cost $74,027,248)                                                   104,418,337
                                                                    ------------

U.S. Government Agency Obligations (8.83%)
 $10,800,000     FHLMA Discount Note -
                 6.20%, 10/02/2000                                    10,798,140
                                                                    ------------
Total U.S. Government Agency Obligations
(Cost $10,798,140)                                                    10,798,140
                                                                    ------------

Repurchase Agreement (4.49%)
  $5,498,000     State Street Repurchase Agreement, 6.32%
                 dated September 29, 2000, to be repurchased
                 at $5,500,896 on October 2, 2000, collateralized
                 by FNMA Agency Note, 6.50% - August 15, 2004
                 with a value of $5,612,925                            5,498,000
                                                                    ------------
Total Repurchase Agreement
(Cost $5,498,000)                                                      5,498,000
                                                                    ------------
Total Investments (Cost $90,323,388) (98.68%)                        120,714,477
Total Other Assets, Less Liabilities (1.32%)                           1,616,768
                                                                    ------------
Net Assets (100.00%)                                                $122,331,245
                                                                    ------------

* Non-income producing security.
FNMA - Federal National Mortgage Association.
FHLMA - Federal Home Loan Mortgage Association.

See notes to financial statements.

18

Berger Funds o September 30, 2000 Combined Annual Report

                              Ticker Symbol - Investor Shares              BESCX
                                            - Institutional Shares           N/A
                              Fund Number   - Investor Shares                345
Berger Small Company                        - Institutional Shares           915
Growth Fund                   PORTFOLIO MANAGER COMMENTARY     JAY W. TRACEY III
--------------------------------------------------------------------------------

Performance

The Berger Small Company Growth Fund ("the Fund") had a very good fiscal year ended September 30, 2000, gaining 84.27% (Investor Shares) and 85.25% (Institutional Shares) compared with 23.39% and 29.66% for the Russell 2000 Index(1) and Russell 2000 Growth Index(2) respectively. This solid performance was driven by stock selection, primarily, although our relatively aggressive weightings in technology, healthcare and energy also helped.

Period in Review

In technology, the Fund benefited from holdings in companies that supply infrastructure for the Internet build-out. Applied Micro Circuits, which makes integrated circuits, Redback Networks, which makes high-speed access systems, and Newport Corp., which makes components and systems for fiber-optic communications, were some of the Fund's stocks that did well. We remain bullish on many of the component and equipment companies that are supplying innovative, market-leading solutions to service providers, which are, in turn, aggressively deploying those solutions to meet an insatiable demand for increased bandwidth.

Companies supplying leading-edge software solutions that take advantage of the Internet to deliver competitive advantages to their customers also contributed to the Fund's good results. Among the better performers were Agile Software, whose collaborative software products help automate commerce between manufacturers and their suppliers and customers; Mercury Interactive, whose software products automate Internet and other business application testing; and Ariba, whose e-commerce software products automate the management of business operating resources. Surveys of Information Technology managers at major companies confirm that e-commerce spending, which has been strong all year, should continue to grow rapidly for the foreseeable future. We remain, therefore, optimistic about the outlook for select vendors of e-commerce solutions.

Elsewhere in technology, semiconductor equipment stocks, strong early in the year, weakened considerably in the last few months as the market became concerned about the durability of the semiconductor manufacturing cycle. Also, in software, companies whose products focus on customer relationship management were weak toward the end of the fiscal year because of concerns that this area had become too competitive. Two holdings in this area, ONYX Software and Primus Knowledge Solutions, were disappointing. Technology is an exciting but risky area in which to invest because the pace of change is so fast, the market is so competitive and the stocks are so volatile. We will continue to focus on innovative technology companies with strong, forward-looking management teams, leading products or services, defensible barriers to competition and rapidly growing, sustainable revenues and earnings.

In healthcare, our notable winners included IDEC Pharmaceuticals, which has a good cancer product on the market and an exciting pipeline of new compounds in development; Cephalon, whose success in treating neurological disorders with its lead compound, Provigil, led to significant stock appreciation this past year; and Invitrogen, who sells research tool kits to the biotech and pharmaceutical industries. Most of the Fund's healthcare holdings produced gains, except for Visible Genetics, which was down because of a delay in the commercial launch of its TRUGENE HIV-1 Genotyping Kit. Overall, we remain positive on the outlook for this sector. Our emphasis has been on biotechnology, in which a number of companies have emerged, or are about to emerge, from the development phase with successful new products that we believe will generate significant sales and shareholder value.

The Fund's energy stocks, particularly in the oil field services area, were good performers, including Pride International, National-Oilwell and Patterson Energy. Basin Exploration was disappointing and was sold. Despite the gains generated in this sector, we have elected to maintain our overweighting because the earnings outlook is only getting brighter.

Generally, the consumer services area was disappointing. In particular, the Fund's radio broadcasting stocks were down as advertising revenues slowed over the latter half of the fiscal year. Because this trend is likely to persist for another quarter or two, we reduced our exposure, but are holding on to higher-quality companies such as Cox Radio and Hispanic Broadcasting, which now offer good value. Positions were initiated in two restaurant companies:
California Pizza Kitchen and P.F. Chang's China Bistro. The restaurant industry as a whole has shown modest improvement, but our interest in these companies was driven by their own merits.

Summary

Again, the Fund's good results were driven more by individual stock selection than by the weighting given to various sectors. Because we employ a fundamentally research-driven, bottom-up approach to portfolio management, the Fund's results are consistent with our aggressive growth-oriented investment philosophy. Every day presents us with new opportunities among small, emerging growth stocks. Rarely have there been so many companies addressing such open-ended business opportunities as there are today. So, whether or not small-cap stocks outperform large caps, we look forward each day to the prospect of identifying and investing in those that are on their way to becoming the widely recognized, established growth stocks of the future.


Past performance is no guarantee of future results.

(1) The Russell 2000 Index is an unmanaged index, with dividends reinvested, which consists of the common stocks of 2000 U.S. companies. It is a generally recognized indicator used to measure overall performance of small company stocks. One cannot invest directly in an index.

(2) The Russell 2000 Growth Index is an unmanaged index, with dividends reinvested, which consists of common growth stocks included in the Russell 2000 Index. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios. It is a generally recognized indicator used to measure overall small company growth stock performance in the U.S. stock market. One cannot invest directly in an index.

                        Berger Funds                                          19

                        Berger Funds o September 30, 2000 Combined Annual Report

PERFORMANCE OVERVIEW
--------------------------------------------------------------------------------

Berger Small Company Growth Fund -
Investor Shares(*)

Comparison of Change in Value of Berger Small Company
Growth Fund; Investor Shares vs. Russell 2000 Index

AVERAGE ANNUAL TOTAL RETURNS AS OF SEPTEMBER 30, 2000
One Year                                   84.27%
Five Year                                  28.40%
Life of Fund (12/30/93)                    27.10%

Berger Small Company Growth Fund -
Investor Shares             $50,456
Russell 2000 Index          $22,130

[GRAPH]

--------------------------------------------------------------------------------

Berger Small Company Growth Fund -
Institutional Shares(*)

Comparison of Change in Value of Berger Small Company
Growth Fund; Institutional Shares vs. Russell 2000 Index

AVERAGE ANNUAL TOTAL RETURNS AS OF SEPTEMBER 30, 2000
One Year                                   85.25%
Five Year                                  28.54%
Life of Fund (12/30/93)                    27.20%

Berger Small Company Growth Fund -
Institutional Shares        $1,268,107
Russell 2000 Index          $553,238

[GRAPH]

* Past performance is no guarantee of future results. Fund performance shown reflects the unusually favorable market conditions that existed in 1999 which likely are not sustainable as market conditions change. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

20

Berger Funds o September 30, 2000 Combined Annual Report

Berger Small Company
Growth Fund
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS


                                                              September 30, 2000
                                                              ------------------
Shares                                                                     Value
------                                                        ------------------
Common Stock (91.00%)
Banks - West/Southwest (1.27%)
     322,690     Silicon Valley Bancshares*                         $ 18,791,650
                                                                    ------------

Building - Heavy Construction (1.19%)
     420,490     Dycom Industries, Inc.*                              17,502,896
                                                                    ------------

Commercial Services - Miscellaneous (7.63%)
   1,289,010     Corporate Executive Board Co.*                       51,882,652
     290,930     Diamond Technology Partners, Inc. -
                 Class A*                                             21,601,552
     612,620     Forrester Research, Inc.*#                           39,054,525
                                                                    ------------
                                                                     112,538,729
                                                                    ------------

Commercial Services - Schools (1.12%)
     440,430     DeVry, Inc.*                                         16,568,545
                                                                    ------------
Computer - Local Networks (1.38%)
     455,430     Proxim, Inc.*                                        20,266,635
                                                                    ------------

Computer Software - Desktop (1.34%)
     243,720     Macromedia, Inc.*                                    19,695,622
                                                                    ------------

Computer Software - Educational/Entertainment (1.05%)
     327,130     Smartforce PLC - Spon. ADR*                          15,497,783
                                                                    ------------

Computer Software - Enterprise (4.12%)
     233,000     Mercury Interactive Corp.*                           36,522,750
   1,174,320     ONYX Software Corp.*#                                24,220,350
                                                                    ------------
                                                                      60,743,100
                                                                    ------------

Electronics - Laser System/Component (3.06%)
     596,100     Cymer, Inc.*                                         18,292,818
     563,210     Lightpath Technologies, Inc.
                 - Class A*#                                          26,752,475
                                                                    ------------
                                                                      45,045,293
                                                                    ------------

Electronics - Scientific Instruments (2.07%)
     191,910     Newport Corp.*                                       30,564,666
                                                                    ------------

Electronics - Semiconductor Equipment (4.45%)
     295,800     AXT, Inc.*                                           12,368,137
     502,920     DuPont Photomasks, Inc.*                             29,546,550
     222,700     Veeco Instruments, Inc.*                             23,665,354
                                                                    ------------
                                                                      65,580,041
                                                                    ------------

Electronics - Semiconductor Manufacturing (3.16%)
     152,000     Applied Micro Circuits Corp.*                        31,473,500
     561,430     PLX Technology, Inc.*                                15,088,431
                                                                    ------------
                                                                      46,561,931
                                                                    ------------

Electronic Products - Miscellaneous (3.69%)
     477,630     American Superconductor Corp.*                       23,478,499
   1,275,730     Universal Electronics, Inc.* #                       30,856,719
                                                                    ------------
                                                                      54,335,218
                                                                    ------------


                                                              September 30, 2000
                                                              ------------------
Shares                                                                     Value
------                                                        ------------------
Common Stock (91.00%) - continued
Financial Services - Miscellaneous (2.74%)
     357,370     Investors Financial Services Corp.                 $ 22,558,981
     215,620     Metris Companies, Inc.                                8,516,990
     289,010     Prepaid Legal Services, Inc.*                         9,338,635
                                                                    ------------
                                                                      40,414,606
                                                                    ------------

Internet - E*Commerce (0.35%)
         462,270  Ebenx, Inc.*                                         5,229,455
                                                                    ------------

Internet - Network Security/Solutions (0.66%)
     239,250     Sapient Corp.*                                        9,734,484
                                                                    ------------

Internet - Software (5.45%)
     326,230     Agile Software Corp.*                                29,340,310
     174,350     Ariba, Inc.*                                         24,978,361
     271,320     Primus Knowledge Solutions, Inc.*                     4,018,927
   1,001,300     ScreamingMedia, Inc.*                                 9,387,187
     410,760     Support.com, Inc.*                                   12,579,525
                                                                    ------------
                                                                      80,304,310
                                                                    ------------

Media - Radio/TV (3.13%)
   1,299,090     Cox Radio, Inc. - Class A*                           22,652,881
     280,500     Hispanic Broadcasting Corp.*                          7,818,937
     395,480     SBS Broadcasting SA*                                 15,745,047
                                                                    ------------
                                                                      46,216,865
                                                                    ------------

Medical - Biomedical/Genetics (12.85%)
     628,260     BioCryst Pharmaceuticals, Inc.*                      13,075,661
     766,530     Cephalon, Inc.*                                      37,176,705
     860,540     Curis, Inc.*                                         17,157,016
     450,820     Diversa Corp.*                                       12,172,140
     419,750     Genencor International,Inc.*                         12,435,093
      82,700     IDEC Pharmaceuticals Corp.*                          14,502,220
     147,460     Illumina, Inc.*                                       6,690,997
     580,620     Invitrogen Corp.*                                    41,296,597
      95,200     Medimmune, Inc.*                                      7,354,200
     568,880     Regeneron Pharmaceuticals, Inc.*                     18,559,710
     224,620     Visible Genetics,Inc.*                                9,069,032
                                                                    ------------
                                                                     189,489,371
                                                                    ------------

Medical - Ethical Drugs (1.33%)
     394,850     Pharmacyclics, Inc.*                                 19,594,431
                                                                    ------------

Medical - Instruments (4.03%)
     274,690     Aclara BioSciences, Inc.*                             8,343,708
     668,130     American Medical Systems
                 Holdings,Inc.*                                       10,439,531
     774,510     IDEXX Laboratories, Inc.*                            20,718,142
     785,320     Ventana Medical Systems, Inc.*#                      19,927,495
                                                                    ------------
                                                                      59,428,876
                                                                    ------------

                       Berger Funds                                          21

                       Berger Funds o September 30, 2000 Combined Annual Report

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS


                                                              September 30, 2000
                                                              ------------------
Shares                                                                     Value
------                                                        ------------------
Common Stock (91.00%) - continued
Medical - Products (0.71%)
     150,000     Caliper Technologies Corp.*@o                      $  8,099,662
     154,690     Durect Corp.*                                         2,320,350
                                                                    ------------
                                                                      10,420,012
                                                                    ------------

Medical/Dental/Services (0.90%)
     271,860     Accredo Health, Inc.*#                               13,287,157
                                                                    ------------

Medical - Wholesale Drugs/Sundries (2.50%)
     793,780     Allscripts, Inc.*                                    11,212,142
     337,000     Priority Healthcare Corp. - Class B*                 25,696,250
                                                                    ------------
                                                                      36,908,392
                                                                    ------------

Metal - Processing & Fabrication (1.15%)
     630,520     Maverick Tube Corp.*                                 16,984,632
                                                                    ------------

Oil & Gas - Drilling (5.50%)
     833,300     Marine Drilling Co., Inc.*                           23,801,131
     433,150     Patterson Energy, Inc.*                              14,889,531
     444,930     Precision Drilling Corp.*                            15,850,631
   1,002,640     Pride International, Inc.*                           26,569,960
                                                                    ------------
                                                                      81,111,253
                                                                    ------------

Oil & Gas - Field Services (1.68%)
     853,980     Veritas DGC, Inc.*                                   24,712,046
                                                                    ------------

Oil & Gas - Machinery & Equipment (0.80%)
     377,730     National-Oilwell, Inc.*                              11,804,062
                                                                    ------------

Retail - Consumer Electronics (1.04%)
     421,360     Tweeter Home Entertainment
                 Group, Inc.*                                         15,300,635
                                                                    ------------

Retail - Miscellaneous/Diversified (0.92%)
     340,000     Michaels Stores, Inc.*                               13,600,000
                                                                    ------------

Retail - Restaurants (1.20%)
     357,190     California Pizza Kitchen, Inc.*                      10,001,320
     221,750     P.F. Chang's China Bistro, Inc.*                      7,664,234
                                                                    ------------
                                                                      17,665,554
                                                                    ------------

Retail - Super/Mini-Markets (1.26%)
     347,010     Whole Foods Market, Inc.*                            18,630,099
                                                                    ------------

Telecommunications - Cellular (0.76%)
     549,530     OmniSky Corp.*                                       11,162,328
                                                                    ------------

Telecommunications - Equipment (5.13%)
     448,200     DMC Stratex Networks, Inc.*                           7,199,212
     396,300     Powerwave Technologies, Inc.*                        15,047,015
      49,200     Redback Networks, Inc.*                               8,065,725
     267,400     Tollgrade Communications, Inc.*                      37,118,462
     643,110     Triton Network Systems, Inc.*                         8,138,812
                                                                    ------------
                                                                      75,569,226
                                                                    ------------


                                                              September 30, 2000
                                                              ------------------
Shares Par Value                                                           Value
----------------                                              ------------------

Common Stock (91.00%) - continued
Telecommunications - Services (0.21%)
         370,620  Advanced Radio Telecom Corp.*                   $    3,150,270
                                                                  --------------
Transportation - Services (1.17%)
     337,410     SkyWest,Inc.                                         17,292,262
                                                                  --------------
Total Common Stock
(Cost $947,334,723)                                                1,341,702,435
                                                                  --------------

Preferred Stock - Convertible (0.49%)
Computer - Peripheral Equipment (0.11%)
     665,000     Candescent Technologies Corp. -
                 Series E*@o                                           1,662,500
                                                                  --------------

Telecommunications - Equipment (0.38%)
     644,462     Cidera, Inc.*@o                                       5,638,720
                                                                  --------------
Total Preferred Stock - Convertible
(Cost $9,296,220)                                                      7,301,220
                                                                  --------------

U.S. Government Agency Obligations (3.39%)
 $25,000,000     FNMA Discount Note -
                 6.43%, 10/10/2000                                    24,959,812
  25,000,000     FNMA Discount Note -
                 6.435%, 10/12/2000                                   24,950,843
                                                                  --------------
Total U.S. Government Agency Obligations
(Cost $49,910,655)                                                    49,910,655
                                                                  --------------

Repurchase Agreement (3.91%)
 $57,637,000     State Street Repurchase Agreement,
                 6.32% dated September 29, 2000,
                 to be repurchased at $57,667,355
                 on October 2, 2000, collateralized
                 by FNMA Agency Note, 6.40% -
                 September 27, 2001 with a value
                 of $48,962,370 and FNMA Agency
                 Note, 6.40% - December 14, 2001
                 with a value of $9,832,578                           57,637,000
                                                                  --------------
Total Repurchase Agreement
(Cost $57,637,000)                                                    57,637,000
                                                                  --------------
Total Investments (Cost $1,064,178,598) (98.79%)                   1,456,551,310
Total Other Assets, Less Liabilities (1.21%)                          17,875,514
                                                                  --------------
Net Assets (100.00%)                                              $1,474,426,824
                                                                  --------------

* Non-income producing security.

ADR - American Depositary Receipt.

PLC - Public Limited Company.

FNMA - Federal National Mortgage Association.

@ - Security valued at fair value determined in good faith pursuant to procedures established by and under the supervision of the Fund's trustees.

22

Berger Funds o September 30, 2000 Combined Annual Report

Berger Small Company
Growth Fund
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS


# The Investment Company Act of 1940 defines affiliates as those companies in which a fund holds 5% or more of the outstanding voting securities. Following is a summary of the transactions with affiliates for the year ended September 30, 2000:


                                                                                Change in
                                       Market Value   Purchases     Sales       Unrealized     Market Value  Dividend    Realized
                                         9/30/1999     at Cost     at Cost     Appr./(Depr.)     9/30/2000    Income    Gain/(Loss)
                                       ------------  ----------- -----------   -------------   ------------  ---------  -----------
Accredo Health, Inc.                    $8,690,850   $ 3,861,838 $(6,429,490)   $7,163,959      $13,287,157        --    $5,657,664
Forrester Research, Inc.                        --    31,410,372  (1,799,592)    9,443,745       39,054,525        --      (470,657)
LightPath Technologies,Inc. - Class A           --    21,014,624          --     5,737,851       26,752,475        --            --
Onyx Software Corp.                             --    33,987,915          --    (9,767,565)      24,220,350        --            --
Paradigm Geophysical Ltd.                3,389,546            --  (4,104,100)      714,554               --        --      (787,461)
PathoGenesis Corp.                              --    23,225,657 (23,225,657)           --               --        --    11,345,950
The Right Start, Inc.                           --     6,485,403  (6,485,403)           --               --        --    (5,884,984)
Universal Electronics, Inc.             10,262,875     8,459,042          --    12,134,802       30,856,719        --            --
Ventana Medical Systems,Inc.             6,533,100    12,345,599          --     1,048,796       19,927,495        --            --

o  Schedule of Restricted Securities and/or Illiquid Securities


                                                             Fair Value
                         Date                     Fair          as a %
                       Acquired     Cost          Value      of Net Assets
                       --------     ----          -----      -------------
Candescent
Technologies
Corp. -
  Preferred Stock     5/1/1996   $3,657,500    $1,662,500       0.11%
Caliper
Technologies
Corp. -
  Common Stock       8/23/2000   $7,200,000    $8,099,662       0.55%
Cidera, Inc. -
  Preferred Stock     9/1/2000   $5,638,720    $5,638,720       0.38%

See notes to financial statements.

                        Berger Fund                                           23

                        Berger Funds o September 30, 2000 Combined Annual Report

                         Ticker Symbol - Investor Shares                   BSCVX
                                       - Institutional Shares              BSVIX
                         Fund Number   - Investor Shares                     120
                                       - Institutional Shares                403
Berger Small Cap         PORTFOLIO MANAGER COMMENTARY          ROBERT H. PERKINS
Value Fund                                                     THOMAS M. PERKINS
--------------------------------------------------------------------------------


Performance

The Berger Small Cap Value Fund (the "Fund") had a total return of 20.77% (Investor Shares) and 21.09% (Institutional Shares) for the year ended September 30, 2000, compared with 23.39% for the Russell 2000 Index(1) and 15.36% for the Russell 2000 Value Index.(2)

After six straight years of underperformance, the Russell 2000 Index outgained large-cap indexes this fiscal year. And, while the Russell 2000 Growth Index3 outperformed its value counterpart by more than 14%, all of the outperformance occurred between September and December 1999. Since January 2000, value has outpaced growth by 17%. We believe this marks a turning point that will lead to strong relative performance of value versus growth for the foreseeable future.

Period in Review

Our best-performing sector this year was energy. As crude and natural gas prices continued to reach levels not seen since the Gulf War, stock prices climbed to new highs. Consistent with our philosophy of buying these stocks when commodity prices are at new lows and selling when they reach new highs, we were net sellers of energy stocks this year. We eliminated Evergreen Resources and Barrett Resources but continue to like Key Energy, Noble Affiliates and Mitchell Energy.

We continued to pare back our Real Estate Investment Trust (REIT) holdings. As spreads between REIT yields and 10-year Treasuries continue to narrow, we believe many stocks in the group are now fairly valued, and we have reduced our exposure accordingly. We remain focused, however, on those names that trade at a discount to net asset value and their peer group, such as Home Properties of New York and Highwoods Properties.

Other industries that performed well included homebuilders, banks and insurance. As the Federal Reserve Board increased interest rates in the first half of the year, investors shunned industries most directly impacted by higher rates, namely homebuilders and financial institutions. We used this weakness to build positions in homebuilding companies. As investors gained confidence that rate hikes were nearing an end, money began to flow into these beaten down industries. Homebuilders more than doubled off their lows, and financial stocks rallied more than 30% off their lows. We then decreased our exposure, eliminating Lennar and reducing Pulte, and used the proceeds to initiate a position in Fleetwood Enterprises, which had a more attractive valuation.

Healthcare stocks contributed positively in the second half of the year. Legislative relief for skilled nursing facilities benefited holdings such as Manor Care and Omnicare, both of which more than doubled off their lows.

Generally, stocks in the consumer industries were disappointing. Specifically, our holdings in retailers AnnTaylor Stores, Ross and La-Z-boy struggled through most of the year. While we feel each of these companies' problems are short-term in nature and will eventually reverse course, we believe that near-term caution is warranted and selectivity is of the utmost importance. We took advantage of market conditions and purchased new positions in companies such as Briggs & Stratton, Tecumseh Products, Manitowoc and A.O. Smith. All of these companies were 30--60% off their 52-week highs yet had strong balance sheets and excellent earnings recovery probability.

One group that proved challenging was fallen growth stocks, particularly those in the technology sector. After being our best-performing group first quarter, technology stocks had a negative effect on Fund performance for the year. We attribute this to a noticeable slowdown in information technology spending by major corporations as they struggled to digest Web-enabling projects. We believe spending will pick up as these companies seek to integrate Web applications with existing systems, thereby benefiting IT staffing companies. Despite the negative returns during this period, we continue to add to our holdings in companies such as Computer Horizons, Spherion and Kronos, which should benefit from the next wave of spending.

Summary

We are encouraged by the recent resurgence in small-cap stocks and value investing. We remain optimistic that the renewed emphasis on valuation marks the beginning of a longer-term trend toward the value style. While small caps as a group have been closing the valuation gap with their large-cap peers, we continue to believe that risk/reward characteristics still favor small caps. This is evidenced by the growing rate of merger and acquisition activity in the small-cap arena. In the past year, 10% of the Fund's holdings were taken over by larger corporate entities or taken private at significant premiums. We believe heightened merger and acquisition activity highlights how inexpensive these stocks have become and that one way or another value will be realized.

Past performance is no guarantee of future results.

(1) The Russell 2000 Index is an unmanaged index, with dividends reinvested, which consists of the common stocks of 2000 U.S. companies. It is a generally recognized indicator used to measure overall performance of small company stocks. One cannot invest directly in an index.

(2) The Russell 2000 Value Index is an unmanaged index, with dividends reinvested, which consists of common value stocks included in the Russell 2000 Index. Companies in this index tend to exhibit lower price-to-book and price-earnings ratios. It is a generally recognized indicator used to measure overall small company value stock performance in the U.S. stock market. One cannot invest directly in an index.

(3) The Russell 2000 Growth Index is an unmanaged index, with dividends reinvested, which consists of common growth stocks included in the Russell 2000 Index. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios. It is a generally recognized indicator used to measure overall small company growth stock performance in the U.S. stock market. One cannot invest directly in an index.

24

Berger Funds o September 30, 2000 Combined Annual Report

PERFORMANCE OVERVIEW
--------------------------------------------------------------------------------

Berger Small Cap Value Fund -
Investor Shares*

Comparison of Change in Value of Berger Small Cap Value Fund;
Investor Shares vs. Russell 2000 Index

AVERAGE ANNUAL TOTAL RETURNS AS OF SEPTEMBER 30, 2000
One Year                                   20.77%
Five Year                                  18.24%
Ten Year                                   17.96%

Berger Small Cap Value Fund -
Investor Shares             $52,167
Russell 2000 Index          $47,797

[GRAPH]

--------------------------------------------------------------------------------

Berger Small Cap Value Fund -
Institutional Shares*

Comparison of Change in Value of Berger Small Cap Value Fund;
Institutional Shares vs. Russell 2000 Index

AVERAGE ANNUAL TOTAL RETURNS AS OF SEPTEMBER 30, 2000
One Year                                   21.09%
Five Year                                  18.54%
Ten Year                                   18.11%

Berger Small Cap Value Fund -
Institutional Shares        $1,320,603
Russell 2000 Index          $1,194,932

[GRAPH]

* Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data for the Investor Shares include periods prior to the adoption of class designations on February 14, 1997, and therefore do not reflect the 0.25% per year 12b-1 fee applicable to the Investor Shares. This would have reduced the Investor Shares' return.

                        Berger Funds                                          25

                        Berger Funds o September 30, 2000 Combined Annual Report

Berger Small Cap
Value Fund
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS



                                                              September 30, 2000
                                                              ------------------
Shares                                                                     Value
------                                                        ------------------


Common Stock (90.21%)
Auto/Truck - Original Equipment (1.28%)
     525,000     Tecumseh Products Co. - Class A                  $   21,984,375
                                                                  --------------

Banks - Midwest (3.26%)
   1,275,000     Associated Banc-Corp.                                33,468,750
     400,000     Citizens Banking Corp.                                9,200,000
     770,000     Community First Bankshares, Inc.                     13,523,125
                                                                  --------------
                                                                      56,191,875
                                                                  --------------

Banks - Northeast (4.09%)
   1,600,000     Banknorth Group, Inc.                                28,600,000
   1,000,000     F.N.B. Corp.#                                        21,375,000
   1,850,000     Seacoast Financial Services Corp.#                   20,350,000
                                                                  --------------
                                                                      70,325,000
                                                                  --------------

Building - Mobile/Manufactured/RV (0.65%)
   1,000,000     Champion Enterprises, Inc.*                           4,250,000
     509,530     Fleetwood Enterprises, Inc.                           6,910,500
                                                                  --------------
                                                                      11,160,500
                                                                  --------------

Building - Paint & Allied Products (1.24%)
   2,350,000     RPM, Inc.                                            21,296,875
                                                                  --------------

Building - Residential/Commercial (2.20%)
   1,150,000     Pulte Corp.                                          37,950,000
                                                                  --------------

Building Products - Wood (2.99%)
   1,430,000     Rayonier, Inc.#                                      51,390,625
                                                                  --------------

Chemicals - Plastics (1.41%)
   2,200,000     Schulman (A.), Inc.#                                 24,200,000
                                                                  --------------

Commercial Services - Staffing (2.64%)
   2,592,460     kforce.com, Inc.*#                                    9,073,610
   3,050,000     Spherion Corp.*                                      36,409,375
                                                                  --------------
                                                                      45,482,985
                                                                  --------------

Computer - Graphics (1.23%)
   1,886,230     Pinnacle Systems, Inc.*                              21,220,087
                                                                  --------------

Computer - Integrated Systems (0.19%)
     108,940     Kronos, Inc.*                                         3,268,200
                                                                  --------------

Computer - Memory Devices (0.63%)
     712,180     Advanced Digital Information Corp.*                  10,816,233
                                                                  --------------

Computer - Services (1.32%)
     885,000     Complete Business Solutions, Inc.*                   11,947,500
   1,575,000     Computer Horizons Corp.*#                            10,729,695
                                                                  --------------
                                                                      22,677,195
                                                                  --------------


                                                              September 30, 2000
                                                              ------------------
Shares                                                                     Value
------                                                        ------------------
Common Stock (90.21%) - continued
Computer Software - Enterprise (4.10%)
   2,400,000     AVT Corp.*#                                      $   13,350,000
   1,500,000     JDA Software Group, Inc.*#                           19,125,000
   1,353,360     Progress Software Corp.*                             18,439,530
   1,200,000     Structural Dynamics Research Corp.*                  19,650,000
                                                                  --------------
                                                                      70,564,530
                                                                  --------------
Computer Software - Finance (0.90%)
     950,000     Transaction Systems Architects, Inc. -
                 Class A*                                             15,437,500
                                                                  --------------

Cosmetics/Personal Care (1.27%)
   3,200,000     Perrigo Co.*                                         21,900,000
                                                                  --------------

Diversified Operations (4.45%)
   2,400,000     Federal Signal Corp.#                                47,700,000
   1,500,000     The Manitowoc Co., Inc.#                             28,875,000
                                                                  --------------
                                                                      76,575,000
                                                                  --------------

Electrical - Control Instruments (1.10%)
   1,900,000     Watts Industries, Inc. - Class A#                    19,000,000
                                                                  --------------

Electrical - Equipment (0.14%)
     189,920     A.O. Smith Corp.                                      2,385,870
                                                                  --------------

Finance - Equity REIT (10.34%)
     840,000     Gables Residential Trust                             22,837,500
     650,000     Highwoods Properties, Inc.                           15,356,250
   1,200,000     Home Properties of New York, Inc.#                   35,850,000
   1,000,000     IRT Property Co.                                      8,750,000
   1,131,320     JDN Realty Corp.                                     12,798,057
     300,000     Parkway Properties, Inc.                              9,150,000
   1,500,000     Plum Creek Timber Co., Inc.                          33,468,750
     880,000     Prentiss Properties Trust                            22,990,000
     700,000     Summit Properties, Inc.                              16,843,750
                                                                  --------------
                                                                     178,044,307
                                                                  --------------

Finance - Public Investment Funds/Foreign (0.75%)
   1,365,000     MSDW Asia Pacific Fund                               12,882,187
                                                                  --------------

Finance - Savings & Loans (2.06%)
   1,175,960     Republic Security Financial Corp.                     5,806,302
     336,500     Warren Bancorp, Inc.                                  2,692,000
   1,000,000     Webster Financial Corp.                              26,937,500
                                                                  --------------
                                                                      35,435,802
                                                                  --------------

Household/Office Furniture (1.44%)
   1,700,000     La-Z-Boy, Inc.                                       24,756,250
                                                                  --------------

26

Berger Funds o September 30, 2000 Combined Annual Report

Berger Small Cap
Value Fund
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS


                                                             September 30, 2000
                                                             ------------------
Shares                                                                    Value
------                                                       ------------------
Common Stock (90.21%) - continued
Insurance - Property/Casualty/Title (6.18%)
   1,600,000     Horace Mann Educators, Inc.                       $ 26,200,000
   1,685,470     IPC Holdings Ltd.#                                  31,181,195
   2,035,000     Old Republic International Corp.                    48,967,187
                                                                   ------------
                                                                    106,348,382
                                                                   ------------

Machinery - General Industrial (2.20%)
   1,000,000     Briggs & Stratton Corp.                             37,812,500
                                                                   ------------

Medical/Dental/Services (2.25%)
   2,400,000     Omnicare, Inc.                                      38,700,000
                                                                   ------------

Medical - Nursing Homes (2.84%)
   3,125,000     Manor Care, Inc.*                                   49,023,437
                                                                   ------------

Medical/Dental - Supplies (1.47%)
   2,104,600     Steris Corp.*                                       25,255,200
                                                                   ------------

Metal - Processing & Fabrication (1.28%)
     958,030     Kaydon Corp.                                        22,034,690
                                                                   ------------

Office - Equipment & Automation (1.57%)
   1,098,560     HON Industries, Inc.                                27,052,040
                                                                   ------------

Oil & Gas - Field Services (2.64%)
   4,628,800     Key Energy Services, Inc.*#                         45,420,100
                                                                   ------------

Oil & Gas - U.S. Exploration & Production (5.90%)
   1,200,000     Chieftain International, Inc.*#                     24,825,000
     851,540     Mitchell Energy & Development
                 Corp. - Class A                                     39,703,052
   1,000,000     Noble Affiliates, Inc.                              37,125,000
                                                                   ------------
                                                                    101,653,052
                                                                   ------------

Paper & Paper Products (0.41%)
     582,890     Longview Fibre Co.                                   6,994,680
                                                                   ------------

Retail - Apparel/Shoe (3.45%)
     800,000     AnnTaylor Stores Corp.*                             30,750,000
   2,000,000     Ross Stores, Inc.                                   28,750,000
                                                                   ------------
                                                                     59,500,000
                                                                   ------------

Retail - Mail Order & Direct (0.44%)
     359,100     Lands' End, Inc.*                                    7,541,100
                                                                   ------------

Retail - Miscellaneous/Diversified (1.05%)
   1,338,690     Pier 1 Imports, Inc.                                18,155,984
                                                                   ------------

Retail - Super/Mini-Markets (0.91%)
   1,200,000     Casey's General Stores, Inc.                        15,600,000
                                                                   ------------



                                                             September 30, 2000
                                                             ------------------
Shares/Par Value                                                          Value
----------------                                             ------------------
Common Stock (90.21%) - continued
Shoes & Related Apparel (1.79%)
   3,300,000     Wolverine World Wide, Inc.#                     $   30,731,250
                                                                 --------------
Transportation - Equipment Manufacturing (1.59%)
     429,710     Trinity Industries, Inc.                            10,044,471
   1,900,000     Wabash National Corp.#                              17,337,500
                                                                 --------------
                                                                     27,381,971
                                                                 --------------

Transportation - Rail (1.26%)
   2,500,000     Kansas City Southern
                 Industries,Inc.*                                    21,718,750
                                                                 --------------

Transportation - Truck (3.30%)
   2,000,000     CNF Transportation,Inc.                             44,500,000
     792,000     Knight Transportation, Inc.*#                       12,325,500
                                                                 --------------
                                                                     56,825,500
                                                                 --------------
Total Common Stock
(Cost $1,437,663,769)                                             1,552,694,032
                                                                 --------------

U.S. Government Agency Obligations (5.92%)
 $33,041,000     FHLMA Discount Note -
                 6.20%, 10/2/2000                                    33,035,309
  25,000,000     FNMA Discount Note -
                 6.43%, 10/10/2000                                   24,959,812
  25,000,000     FNMA Discount Note -
                 6.435%, 10/12/2000                                  24,950,843
  18,959,000     SLMA Discount Note -
                 6.28%, 10/2/2000                                    18,955,692
                                                                 --------------
Total U.S. Government Agency Obligations
(Cost $101,901,656)                                                 101,901,656
                                                                 --------------

Repurchase Agreement (4.53%)
 $78,058,000     State Street Repurchase Agreement,
                 6.32% dated September 29, 2000,
                 to be repurchased at $78,099,110
                 on October 2, 2000, collateralized
                 by FHLB Agency Note, 5.75% -
                 April 15, 2008 with a value of
                 $31,042,388 and FNMA Agency
                 Note, 6.35% - February 1, 2001
                 with a value of $48,581,400                         78,058,000
                                                                 --------------
Total Repurchase Agreement
(Cost $78,058,000)                                                   78,058,000
                                                                 --------------
Total Investments (Cost $1,617,623,425) (100.66%)                 1,732,653,688
Total Other Assets, Less Liabilities (-0.66%)                       (11,305,357)
                                                                 --------------
Net Assets (100.00%)                                             $1,721,348,331
                                                                 --------------

* Non-income producing security.
FHLB - Federal Home Loan Bank.
FHLMA - Federal Home Loan Mortgage Association.
FNMA - Federal National Mortgage Association.
REIT - Real Estate Investment Trust.
SLMA - Student Loan Marketing Association.

                        Berger Funds                                          27

                        Berger Funds o September 30, 2000 Combined Annual Report

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS


# The Investment Company Act of 1940 defines affiliates as those companies in which a fund holds 5% or more of the outstanding voting securities. Following is a summary of the transactions with affiliates for the year ended September 30, 2000.


                                                                               Change in
                                   Market Value  Purchases       Sales         Unrealized   Market Value  Dividend        Realized
                                    9/30/1999     at Cost       at Cost       Appr./(Depr.)   9/30/2000    Income        Gain/(Loss)
                                   ------------ ----------    -----------     ------------- ------------ -----------     -----------
AVT Corp.                                   -- $22,975,187             --     $(9,625,187)  $13,350,000           --            --
Chieftain International,Inc        $10,735,000  12,349,769             --       1,740,231    24,825,000           --            --
Circor International, Inc.(1)               --   8,352,971(2) $(8,352,971)             --            --  $    53,179   $  (591,292)
Computer Horizons Corp.                     --   7,178,524     (5,032,662)      8,583,833    10,729,695           --     2,743,436
F.N.B. Corp.                         8,972,500  13,597,821             --      (1,195,321)   21,375,000      532,800            --
Federal Signal Corp.                14,474,962  33,289,404     (6,411,051)      6,346,685    47,700,000    1,758,500       149,460
Home Properties of New York, Inc.   16,012,500  17,294,328             --       2,543,172    35,850,000    1,566,150            --
IPC Holdings Ltd.                   18,562,500  10,278,646             --       2,340,049    31,181,195      158,400            --
JDA Software Group, Inc.             6,179,181  19,663,997     (6,861,081)        142,903    19,125,000           --     4,844,814
Key Energy Services, Inc.           17,775,000  25,167,761     (8,363,454)     10,840,793    45,420,100           --    10,475,560
kforce.com, Inc.(3)                  9,523,442  11,755,486       (811,135)    (11,394,183)    9,073,610           --        67,636
Knight Transportation, Inc.                 --  10,341,638             --       1,983,862    12,325,500           --            --
Landry's Seafood Restaurants, Inc.   5,280,800   7,428,915    (14,252,847)      1,543,132            --       77,000    (3,074,459)
The Manitowoc Co., Inc.                     --  32,745,625             --      (3,870,625)   28,875,000        7,018            --
Rayonier,Inc                                --  57,694,646             --      (6,304,021)   51,390,625    1,137,600            --
Schulman (A.),Inc                   21,121,250  13,383,554             --     (10,304,804)   24,200,000           --            --
Seacoast Financial Services Corp.    7,000,000  11,617,921             --       1,732,079    20,350,000      345,866            --
Sola International, Inc.            18,600,000     746,056    (18,781,957)       (564,099)           --           --   (11,797,099)
Splash Technology Holdings, Inc.     4,287,500          --     (6,575,744)      2,288,244            --           --       (24,751)
Stewart & Stevenson Services, Inc.   8,859,375  11,528,615    (17,439,657)     (2,948,333)           --      431,375     9,974,457
Wabash National Corp.                       --  23,880,251       (964,013)     17,337,500        68,000       (3,736)
Watts Industries, Inc. - Class A    17,617,500  12,740,483     (3,425,667)(2)  (7,932,316)   19,000,000      299,362            --
Wolverine World Wide, Inc.          23,432,500  13,890,825             --      (6,592,075)   30,731,250      344,874            --

(1) Spun off from Watts Industries,Inc., effective 10/19/99.
(2) Amount includes allocation of cost resulting from the spin-off of Circor International, Inc. from Watts Industries, Inc.
(3) Name change from Romac International, Inc. to kforce.com, Inc., effective 5/16/00.

See notes to financial statements.

28

Berger Funds o September 30, 2000 Combined Annual Report

                              Ticker Symbol                                BEMGX
Berger Mid Cap                Fund Number                                    215
Growth Fund                   PORTFOLIO MANAGER COMMENTARY     JAY W. TRACEY III
--------------------------------------------------------------------------------

Performance

The Berger Mid Cap Growth Fund ("the Fund") had a very good fiscal year ended September 30, 2000, gaining 95.98% compared with 43.22% for the Standard & Poor's (S&P) MidCap 400 Index(1). This solid performance was driven almost entirely by stock selection, although our relative overweighting in certain technology, healthcare and energy groups, as well as our underweighting in some consumer groups, also helped.

Period in Review

In technology, the Fund benefited from holdings in companies that supply infrastructure for the Internet build-out. Component suppliers Applied Micro Circuits, SDL Inc., PMC-Sierra and JDS Uniphase, and equipment suppliers Juniper Networks, Sycamore Networks and Redback Networks, all did very well serving the rapidly-growing market for high-speed data networking. We remain bullish on many of the component and equipment companies that are supplying innovative, market-leading solutions to service providers, which are, in turn, aggressively deploying those solutions to meet an insatiable demand for increased bandwidth.

Companies supplying leading-edge software solutions that take advantage of the Internet to deliver competitive advantages to their customers also contributed to the Fund's good results. Among the better performers were Verisign, which provides digital certificate services that secure e-commerce and communications over the Internet; Software.com, which provides messaging software applications for Internet service providers (ISPs); and Ariba, whose e-commerce software products automate the management of business operating resources. Surveys of information technology managers at major companies confirm that e-commerce spending, which has been strong all year, should continue to grow rapidly for the foreseeable future. We remain, therefore, optimistic about the outlook for select vendors of e-commerce solutions and view corrections as buying opportunities.

Elsewhere in technology, semiconductor equipment stocks, strong early in the year, weakened considerably in the last few months as the market became concerned about the durability of the semiconductor manufacturing cycle. Holdings such as KLA-Tencor were weak, but were sold in a relatively timely fashion. Internet Security Systems, a somewhat recent addition to our portfolio, was down, caught in the September correction. Technology is an exciting, but risky, area in which to invest because the pace of change is so fast, the market is so competitive and the stocks are so volatile. We will continue to focus on innovative technology companies with strong, forward-looking management teams, leading products or services, defensible barriers to competition and rapidly growing, sustainable revenues and earnings.

In healthcare, our notable winners included IDEC Pharmaceuticals, which has a good cancer product on the market and an exciting pipeline of new compounds in development; Medimmune, a biotechnology company with six products on the market and many more in development; Genentech, another biotech company with seven products on the market; and PE Corp.-PE Biosystems Group, which markets biochemical instrument systems and associated consumable products to the life sciences industry. There were relatively few disappointments in the sector, but two on the downside were Gene Logic (sold during the quarter) and Antigenics. Overall, we remain positive on the outlook for this sector. Our emphasis has been on biotechnology, in which a number of companies have emerged, or are about to emerge, from the development phase with successful new products that we believe will generate significant sales and shareholder value.

The Fund's energy holdings did very well. ENSCO International, Weatherford International, Noble Drilling and BJ Services, which are benefiting from favorable supply/demand dynamics in their businesses, were among the Fund's winners. Despite the gains that have been generated in this sector, we are continuing our overweighting because the earnings outlook is only getting brighter.

Generally, our holdings in the consumer services area were disappointing. In particular, the Fund's radio broadcasting stocks were down as advertising revenues slowed over the latter half of the fiscal year. Because this trend is likely to persist for another quarter or two, we reduced our exposure but are holding on to higher-quality companies such as Cox Radio and Hispanic Broadcasting, which now offer good value. There were some bright spots, however. EchoStar Communications, a direct broadcast satellite television service, contributed to performance, as did DeVry Inc., a provider of career-oriented technology-based education programs.

Summary

Again, the Fund's good results were driven more by individual stock selection than by the weighting given to various sectors. Because we employ a fundamentally research-driven, bottom-up approach to portfolio management, the Fund's results are consistent with our aggressive growth-oriented investment philosophy. Every day presents us with new opportunities among medium-size emerging growth stocks. Rarely have there been so many companies addressing such open-ended business opportunities as there are today. So, whether or not mid-cap stocks continue to outperform as they have over the past year, we look forward each day to the prospect of identifying and investing in those that are on their way to becoming the widely recognized, large, established growth stocks of the future.


Past performance is no guarantee of future results.

(1) The S&P Mid Cap 400 Index is an unmanaged index, with dividends reinvested, and is generally representative of the market for mid-sized companies. One cannot invest directly in an index.

                        Berger Funds                                          29

                        Berger Funds o September 30, 2000 Combined Annual Report

PERFORMANCE OVERVIEW
--------------------------------------------------------------------------------

Berger Mid Cap Growth Fund

Comparison of Change in Value of Berger Mid Cap Growth Fund vs. S&P Mid Cap 400 Index

AVERAGE ANNUAL TOTAL RETURNS AS OF SEPTEMBER 30, 2000
One Year                                   95.98%
Life of Fund (8/12/98)                     70.58%

Berger Mid Cap Value Fund     $43,430
S&P Mid Cap 400 Index         $16,683

[GRAPH]

Past performance is no guarantee of future results. Fund performance shown reflects the unusually favorable market conditions that existed in 1999 which likely are not sustainable as market conditions change. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. IPO's have made a significant contribution to the Fund's recent performance. There can be no assurance that such contribution will continue.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS



                                                              September 30, 2000
                                                              ------------------
Shares                                                                     Value
------                                                        ------------------
Common Stock (93.94%)
Banks - West/Southwest (1.26%)
      26,530     Silicon Valley Bancshares*                       $    1,544,957
                                                                  --------------

Commercial Services - Advertising (0.52%)
       7,910     TMP Worldwide, Inc.*                                    636,755
                                                                  --------------

Commercial Services - Miscellaneous (1.09%)
      26,940     Young & Rubicam, Inc.                                 1,333,530
                                                                  --------------

Commercial Services - Schools (1.49%)
      48,470     DeVry, Inc.*                                          1,823,683
                                                                  --------------

Computer - Services (1.52%)
      57,890     Internap Network Services Corp.*                      1,870,570
                                                                  --------------

Computer Software - Desktop (1.31%)
      19,870     Macromedia,Inc.*                                      1,605,744
                                                                  --------------

Computer Software - Educational/Entertainment (1.74%)
      45,050     Smartforce PLC - Spon. ADR*                           2,134,243
                                                                  --------------



                                                              September 30, 2000
                                                              ------------------
Shares                                                                     Value
------                                                        ------------------
Common Stock (93.94%) - continued

Computer Software - Enterprise (3.69%)
      20,970     Intertrust Technologies Corp.*                   $      252,950
      20,300     Mercury Interactive Corp.*                            3,182,025
      10,000     Resonate, Inc.*                                         395,000
       7,500     SignalSoft Corp.*                                       304,687
      20,000     Talarian Corp.*                                         383,750
                                                                  --------------
                                                                       4,518,412
                                                                  --------------

Computer Software - Security (1.71%)
      27,930     Internet Security Systems, Inc.*                      2,098,241
                                                                  --------------

Electronics - Laser Systems/Components (1.22%)
      35,000     Bookman Technology PLC -
                 Spon. ADR*                                            1,500,625
                                                                  --------------

Electronics - Scientific Instruments (4.71%)
      25,000     Newport Corp.*                                        3,981,640
      15,370     PE Corp. - PE Biosystems Group                        1,790,605
                                                                  --------------
                                                                       5,772,245
                                                                  --------------

30

Berger Funds o September 30, 2000 Combined Annual Report

Berger Mid Cap
Growth Fund
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS


                                                              September 30, 2000
                                                              ------------------
Shares                                                                     Value
------                                                        ------------------
Common Stock (93.94%) - continued
Electronics - Semiconductor Equipment (0.93%)
      13,250     ASM Lithography Holding NV -
                 NY Reg.*                                         $      428,140
      34,080     Lam Research Corp.*                                     713,550
                                                                  --------------
                                                                       1,141,690
                                                                  --------------

Electronics - Semiconductor Manufacturing (4.24%)
       7,820     Applied Micro Circuits Corp.*                         1,619,228
      15,000     Globalspan, Inc.*                                     1,830,000
      12,500     Linear Technology Corp.                                 809,375
       4,340     PMC-Sierra, Inc.*                                       934,185
                                                                  --------------
                                                                       5,192,788
                                                                  --------------

Energy - Other (0.48%)
      20,400     Proton Energy Systems, Inc.*                            583,950
                                                                  --------------

Finance - Investment Brokers (0.88%)
      30,000     Knight Trading Group, Inc.*                           1,080,000
                                                                  --------------

Financial Services - Miscellaneous (1.45%)
      25,000     CheckFree Corp.*                                      1,047,265
      18,510     Metris Companies, Inc.                                  731,145
                                                                  --------------
                                                                       1,778,410
                                                                  --------------

Internet - ISP/Content (1.88%)
       9,990     Akamai Technologies,Inc.                                524,631
      70,190     Evoke Communications, Inc.*                             460,621
      33,350     RealNetworks, Inc.*                                   1,325,662
                                                                  --------------
                                                                       2,310,914
                                                                  --------------
Internet - Network Security/Solutions (3.87%)
      10,000     Cacheflow, Inc.*                                      1,430,000
      41,620     Sapient Corp.*                                        1,693,413
       7,990     VeriSign, Inc.*                                       1,618,474
                                                                  --------------
                                                                       4,741,887
                                                                  --------------

Internet - Software (12.34%)
      49,030     Agile Software Corp.*                                 4,409,635
       9,770     Ariba, Inc.*                                          1,399,705
      18,690     Blue Martini Software, Inc.*                            633,123
      25,542     Cosine Communications, Inc.*                          1,419,177
      21,700     Docent, Inc.*                                           397,381
      92,740     Evolve Software, Inc.*                                2,225,760
      24,000     Quest Software, Inc.*                                 1,490,625
       9,360     Software.com, Inc.*                                   1,698,255
      48,440     Vignette Corp.*                                       1,447,145
                                                                  --------------
                                                                      15,120,806
                                                                  --------------

Media - Cable TV (2.02%)
      24,190     Cox Communications, Inc.* - Class A                     925,267
      29,400     EchoStar Communications Corp. -
                 Class A*                                              1,550,850
                                                                  --------------
                                                                       2,476,117
                                                                  --------------



                                                              September 30, 2000
                                                              ------------------
Shares                                                                     Value
------                                                        ------------------
Common Stock (93.94%) - continued
Media - Radio/TV (6.04%)
      15,836     Clear Channel
                 Communications, Inc.*                            $      894,734
     129,900     Cox Radio, Inc. - Class A*                            2,265,131
      64,890     Hispanic Broadcasting Corp.*                          1,808,808
      50,370     Pegasus Communications Corp.*                         2,433,500
                                                                  --------------
                                                                       7,402,173
                                                                  --------------

Medical - Biomedical/Genetics (11.72%)
      79,280     Antigenics, Inc.*                                     1,169,380
      47,670     Cephalon, Inc.*                                       2,311,995
      26,900     Genencor International, Inc.*                           796,938
      13,270     Genentech, Inc.*                                      2,464,073
       7,150     IDEC Pharmaceuticals Corp.*                           1,253,819
       5,630     Illumina, Inc.*                                         255,461
      45,720     Invitrogen Corp.*                                     3,251,835
      19,230     Medarex, Inc.*                                        2,255,919
       7,880     Medimmune, Inc.*                                        608,730
                                                                  --------------
                                                                      14,368,150
                                                                  --------------

Medical - Drugs/Diversified (1.67%)
      60,000     Medicines Co.*                                        2,051,250
                                                                  --------------

Medical - Instruments (2.55%)
      32,770     Alcara BioSciences, Inc.*                               995,388
      83,810     Ventana Medical Systems, Inc.*                        2,126,678
                                                                  --------------
                                                                       3,122,066
                                                                  --------------

Medical - Products (1.33%)
      12,000     Caliper Technologies Corp.*@o                           647,973
      65,070     Durect Corp.*                                           976,050
                                                                  --------------
                                                                       1,624,023
                                                                  --------------

Medical - Wholesale Drugs/Sundries (0.88%)
      76,170     Allscripts, Inc.*                                     1,075,901
                                                                  --------------

Oil & Gas - Drilling (4.97%)
      63,040     ENSCO International, Inc.                             2,411,280
      40,000     Nabors Industries, Inc.*                              2,096,000
      31,550     Noble Drilling Corp.*                                 1,585,387
                                                                  --------------
                                                                       6,092,667
                                                                  --------------

Oil & Gas - Field Services (2.10%)
      17,830     BJ Services Co.*                                      1,089,858
      51,420     Veritas DGC, Inc.*                                    1,487,966
                                                                  --------------
                                                                       2,577,824
                                                                  --------------

Oil & Gas - Machinery/Equipment (2.05%)
      51,230     Grant Prideco, Inc.*                                  1,123,858
      32,160     Weatherford International, Inc.*                      1,382,880
                                                                  --------------
                                                                       2,506,738
                                                                  --------------

                        Berger Funds                                          31

                        Berger Funds o September 30, 2000 Combined Annual Report

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS


                                                              September 30, 2000
                                                              ------------------
Shares/Par Value                                                           Value
----------------                                              ------------------

Common Stock (93.94%) - continued
Retail - Discount & Variety (1.37%)
      41,270     Dollar Tree Stores, Inc.*                        $    1,674,014
                                                                  --------------

Telecommunications - Equipment (9.41%)
      22,480     Corvis Corp.*                                         1,372,333
      20,000     New Focus, Inc.*                                      1,581,250
      10,000     Oni Systems Corp.*                                      863,125
      31,950     Powerwave Technologies, Inc.*                         1,213,101
       7,340     Redback Networks, Inc.*                               1,203,301
       3,950     SDL, Inc.*                                            1,216,600
       8,586     Sycamore Networks, Inc.*                                927,288
      44,250     Triton Network Systems, Inc.*                           580,781
      12,140     Tycom Ltd.*                                             465,872
      31,850     Virata Corp.*                                         2,106,081
                                                                  --------------
                                                                      11,529,732
                                                                  --------------

Telecommunications - Services (1.24%)
      30,000     Floware Wireless Systems Ltd.*                          747,187
      54,130     McLeodUSA, Inc. - Class A*                              774,735
                                                                  --------------
                                                                       1,521,922
                                                                  --------------

Utility - Electric Power (0.26%)
      10,240     Southern Energy, Inc.*                                  321,280
                                                                  --------------
Total Common Stock
(Cost $94,387,870)                                                   115,133,307
                                                                  --------------

Preferred Stock - Convertible (0.38%)
Telecommunications - Equipment (0.38%)
      53,521     Cidera, Inc.*@o                                         468,281
                                                                  --------------
Total Preferred Stock - Convertible
(Cost $468,282)                                                          468,281
                                                                  --------------

U.S. Government Agency Obligations (1.14%)
  $1,400,000     FHLMA Discount Note -
                 6.20%, 10/2/2000                                      1,399,758
                                                                  --------------
Total U.S. Government Agency Obligations
(Cost $1,399,758)                                                      1,399,758
                                                                  --------------


                                                              September 30, 2000
                                                              ------------------
Par Value                                                                  Value
---------                                                     ------------------
Repurchase Agreement (4.58%)
  $5,610,000     State Street Repurchase Agreement,
                 6.32% dated September 29, 2000,
                 to be repurchased at $5,612,955 on
                 October 2, 2000, collateralized by
                 FNMA Agency Note, 6.50% -
                 August 15, 2004 with a value of
                 $5,723,475                                       $    5,610,000
                                                                  --------------
Total Repurchase Agreement
(Cost $5,610,000)                                                      5,610,000
                                                                  --------------
Total Investments (Cost $101,865,910) (100.04%)                      122,611,346
Total Other Assets, Less Liabilities (-0.04%)                            (47,050)
                                                                  --------------
Net Assets (100.00%)                                              $  122,564,296
                                                                  --------------

*Non-income producing security.

ADR - American Depositary Receipt.

PLC - Public Limited Company.

FHLMA - Federal Home Loan Mortgage Association.

FNMA - Federal National Mortgage Association.

@ - Security valued at fair value determined in good faith pursuant to procedures established by and under the supervision of the Fund's trustees.

o  Schedule of Restricted Securities and/or Illiquid Securities


                                                              Fair Value
                          Date                    Fair          as a %
                         Acquired     Cost        Value      of Net Assets
                         --------     ----        -----      -------------

Caliper
Technologies
Corp. -
  Common Stock         8/23/2000    $576,000     $647,973        0.53%
Cidera, Inc. -
  Preferred Stock       9/1/2000    $468,282     $468,281        0.38%


See notes to financial statements.

32

Berger Funds o September 30, 2000 Combined Annual Report

                             Ticker Symbol                                 BEMVX
                             Fund Number                                     216
Berger Mid Cap               PORTFOLIO MANAGER COMMENTARY      THOMAS M. PERKINS
Value Fund                                                     ROBERT H. PERKINS
--------------------------------------------------------------------------------


Performance

For the year ended September 30, 2000, the Berger Mid Cap Value Fund (the "Fund") gained 31.11%, compared with 43.22% for the Standard & Poor's (S&P) MidCap 400 Index(1) 25.46% for the S&P MidCap Value Index(2) and 13.27% for the S&P 500 Index(3). The Fund outpaced most of these indexes primarily because we purchased severely depressed technology and energy stocks in late 1998 and early 1999 and we subsequently had strong appreciation in those stocks. The Fund underperformed the S&P MidCap 400 Index because it has a larger weighting in growth stocks.

After six years of underperformance, mid-cap and small-cap stocks outdistanced large caps during the past 12 months. Additionally, as the performance of high-momentum growth stocks is waning, investor interest is returning to value stocks. This observation is buttressed by the historically large valuation differential that exists between growth and value and between large- and small-cap stocks. The attractive valuations of smaller stocks have generated a record level of corporate acquisitions. During the year, about 8% of our portfolio had acquisitions announced. With the economy and earnings growth slowing, we believe the risk/reward prospects for our portfolio, which sells at less than 15 times 2000 estimated earnings and 2.2 times book value, are considerably better than those of the major market benchmarks.

Period in Review

Over the past six months, we increased our consumer cyclical weighting by adding new positions in Briggs & Stratton, Tecumseh Products and RPM and registering substantial appreciation in existing homebuilder stocks. Our new positions sell at less than 10 times 2000 estimated earnings and 2 times book value, are more than 40% off their 12-month high prices and have good balance sheets.

Our largest sector weighting has always been financials, and our patience was well rewarded this year. Insurance stocks had been selling below book value, but, with an apparent upswing in industry pricing, our three insurance holdings appreciated more than 40% this year. REITs and brokerage stocks were also strong, and we used this strength to reduce our holdings.

While technology stocks penalized Fund performance recently, they were positive over the last 12 months. We have been consistent sellers in this area all year as many stocks appreciated to what we believed were fully valued levels. Since the end of March, we eliminated Novellus, Tektronix, Convergys, Complete Business Solutions, Silicon Graphics and Loral. The first three were up more than 100% from when we purchased them; we had relatively small losses in the latter three companies due to fundamental shortfalls. As a result of these transactions, our technology exposure dropped to its lowest level since the Fund's inception. Toward the end of the year, with many technology stocks down more than 50% from their highs and selling at 10 times expected earnings, we began to reinvest in this area once again. Some of these purchases might be premature, as they were in 1998 and early 1999, but we believe the long-term risk/reward relationship is very favorable.

Energy stocks continued to be strong. Because we believe the price of oil has risen at an unsustainable pace, we also believe risk levels in these stocks have risen. Therefore, we eliminated our positions in Devon, Nobel and Barrett. We used some of these sale proceeds to establish a position in USX Marathon Group, which sells at about 10 times earnings, is up less than 20% this year and has promising new management.

Among the weakest stocks in the portfolio were the IT staffing companies, especially Spherion and Computer Horizons. Also down this period were some consumer stocks such as Federated Department Stores and Hasbro. Although these companies have had disappointing earnings as a group, they are selling at less than 10 times estimated 2001 earnings, have good balance sheets and have active stock buy back programs. Although they have been disappointing, we are maintaining positions in these stocks.

Summary

Since January, our Fund has had positive returns while major market averages have declined. We believe this could continue for some time as earnings growth subsides and historically high valuation differentials compress to more normal levels. The major risk to mid cap and smaller cap stocks is a greater-than-projected economic slowdown. However, even in that scenario, we are more comfortable with smaller value stocks than with much more expensive large cap growth equities.

We believe mid cap value stocks will continue to benefit as investors redeploy cash flows away from large cap stocks. We will remain selective in our investing, taking advantage of opportunities created by temporary dislocations. With patience, these good quality stocks that are temporarily out of favor provide the possibility of long-term gain.


Past performance is no guarantee of future results.

(1) The S&P MidCap 400 Index is an unmanaged index, with dividends reinvested, and is generally representative of the market for mid-sized companies. One cannot invest directly in an index.

(2) The S&P MidCap Value Index is an unmanaged index, with dividends reinvested, and is generally representative of the market for value stocks of mid-sized companies. One cannot invest directly in an index.

(3) The S&P 500 Index is an unmanaged index, with dividends reinvested, which consists of the common stocks of 500 publicly traded U.S. companies. It is a generally recognized indicator used to measure overall performance of the U.S. stock market. One cannot invest directly in an index.

                        Berger Funds                                          33

                        Berger Funds o September 30, 2000 Combined Annual Report

PERFORMANCE OVERVIEW
--------------------------------------------------------------------------------

Berger Mid Cap Value Fund

Comparison of Change in Value of Berger Mid Cap Value Fund vs. S&P Mid Cap 400 Index

AVERAGE ANNUAL TOTAL RETURNS AS OF September 30, 2000
One Year                                   31.11%
Life of Fund (8/12/98)                     24.71%

Berger Mid Cap Value Fund     $16,040
S&P Mid Cap 400 Index         $15,996

[GRAPH]

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS






                                                              September 30, 2000
                                                              ------------------
Shares                                                                     Value
------                                                        ------------------
Common Stock (95.69%)
Aerospace/Defense (1.77%)
       9,000     Litton Industries,Inc.                           $      402,187
       2,000     Northrop Grumman Corp.                                  181,750
                                                                  --------------
                                                                         583,937
                                                                  --------------

Auto/Truck - Original Equipment (1.14%)
       9,000     Tecumseh Products Co. - Class A                         376,875
                                                                  --------------

Banks - Midwest (1.49%)
      18,750     Associated Banc-Corp.                                   492,187
                                                                  --------------

Banks - Northeast (1.46%)
       9,000     Wilmington Trust Corp.                                  482,625
                                                                  --------------

Banks - Southeast (2.21%)
      17,000     Compass Bancshares, Inc.                                331,500
      20,000     National Commerce Bancorp.                              398,750
                                                                  --------------
                                                                         730,250
                                                                  --------------

Banks - West/Southwest (0.47%)
       4,000     City National Corp.                                     154,500
                                                                  --------------


                                                              September 30, 2000
                                                              ------------------
Shares                                                                     Value
------                                                        ------------------
Common Stock (95.69%) - continued
Building - Cement/Concrete/Aggregates (0.76%)
       3,500     Southdown, Inc.                                       $ 249,375
                                                                  --------------

Building - Construction Products/Miscellaneous (0.62%)
      11,000     Masco Corp.                                             204,875
                                                                  --------------

Building - Hand Tools (1.21%)
      17,000     Snap-On, Inc.                                           400,562
                                                                  --------------

Building - Paint & Allied Products (3.04%)
      33,000     RPM, Inc.                                               299,062
      33,000     Sherwin-Williams Co.                                    705,375
                                                                  --------------
                                                                       1,004,437
                                                                  --------------

Building - Residential/Commercial (3.74%)
      22,000     Centex Corp.                                            706,750
      16,000     Pulte Corp.                                             528,000
                                                                  --------------
                                                                       1,234,750
                                                                  --------------

Building Products - Wood (2.86%)
      15,000     Georgia-Pacific Corp. (Timber Group)                    403,125
      15,000     Rayonier, Inc.                                          539,062
                                                                  --------------
                                                                         942,187
                                                                  --------------

34

Berger Funds o September 30, 2000 Combined Annual Report

Berger Mid Cap Value Fund
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS


                                                              September 30, 2000
                                                              ------------------
Shares                                                                     Value
------                                                        ------------------
Common Stock (95.69%) - continued
Chemicals - Plastics (0.93%)
      28,000     Schulman (A.), Inc.                              $      308,000
                                                                  --------------

Chemicals - Specialty (1.27%)
      15,000     Hercules, Inc.                                          211,875
      14,000     Millennium Chemicals, Inc.                              207,375
                                                                  --------------
                                                                         419,250
                                                                  --------------
Commercial - Leasing Companies (1.27%)
      22,000     Comdisco, Inc.                                          419,375
                                                                  --------------
Commercial Services - Security/Safety (1.01%)
      12,500     Diebold, Inc.                                           332,031
                                                                  --------------

Commercial Services - Staffing (1.59%)
      16,890     kforce.com, Inc.*                                        59,115
      39,000     Spherion Corp.*                                         465,562
                                                                  --------------
                                                                         524,677
                                                                  --------------

Computer - Graphics (1.23%)
      16,000     Autodesk, Inc.                                          406,000
                                                                  --------------

Computer - Peripheral Equipment (1.15%)
      19,000     Adaptec, Inc.                                           380,000
                                                                  --------------

Computer - Services (2.08%)
      40,000     Computer Horizons Corp.*                                272,500
      20,000     IMS Health, Inc.                                        415,000
                                                                  --------------
                                                                         687,500
                                                                  --------------

Computer Software - Enterprise (3.52%)
      45,000     AVT Corp.*                                              250,312
      15,000     Keane, Inc.*                                            261,000
      25,000     Progress Software Corp.*                                340,625
      19,000     Structural Dynamics Research Corp.*                     311,125
                                                                  --------------
                                                                       1,163,062
                                                                  --------------
Containers (0.32%)
      10,000     Crown Cork & Seal Co., Inc.                             106,875
                                                                  --------------

Diversified Operations (0.84%)
      14,000     Federal Signal Corp.                                    278,250
                                                                  --------------

Electrical - Connectors (0.87%)
       6,500     Methode Electronics, Inc. - Class A                     288,031
                                                                  --------------

Electronics - Semiconductor Equipment (1.17%)
      11,000     Teradyne, Inc.*                                         385,000
                                                                  --------------



                                                              September 30, 2000
                                                              ------------------
Shares                                                                     Value
------                                                        ------------------
Common Stock (95.69%) - continued
Finance - Equity REIT (7.28%)
      19,000     Archstone Communities Trust                      $      466,687
      11,000     First Industrial Realty Trust, Inc.                     338,250
      18,000     Highwoods Properties, Inc.                              425,250
      18,500     Liberty Property Trust                                  508,750
      14,000     Mack-Cali Realty Corp.                                  394,625
      12,000     Plum Creek Timber Co., Inc.                             267,750
                                                                  --------------
                                                                       2,401,312
                                                                  --------------


Finance - Investment Brokers (2.83%)
      10,500     Legg Mason, Inc.                                        610,312
       2,200     Lehman Brothers Holdings, Inc.                          325,050
                                                                  --------------
                                                                         935,362
                                                                  --------------

Finance - Public Investment Funds/Foreign (1.63%)
      20,000     Emerging Markets Telecom Fund*                          245,000
      31,000     MSDW Asia Pacific Fund                                  292,562
                                                                  --------------
                                                                         537,562
                                                                  --------------

Financial Services - Miscellaneous (1.30%)
      15,000     Heller Financial, Inc.                                  428,437
                                                                  --------------

Household/Office Furniture (1.02%)
      23,000     La-Z-Boy, Inc.                                          334,937
                                                                  --------------

Insurance - Property/Casualty/Title (5.46%)
      14,000     Everest Re Group Ltd.                                   693,000
      30,000     IPC Holdings Ltd.                                       555,000
      23,000     Old Republic International Corp.                        553,437
                                                                  --------------
                                                                       1,801,437
                                                                  --------------

Leisure - Toys/Games/Hobby (1.01%)
      14,500     Hasbro, Inc.                                            165,843
      15,000     Mattel, Inc.                                            167,812
                                                                  --------------
                                                                         333,655
                                                                  --------------

Machinery - General Industrial (1.60%)
      14,000     Briggs & Stratton Corp.                                 529,375
                                                                  --------------

Media - Newspapers (0.64%)
      12,500     Hollinger International, Inc.                           209,375
                                                                  --------------

Medical - Ethical Drugs (1.00%)
       6,000     Elan Corp. PLC - Spon. ADR                              328,500
                                                                  --------------

Medical - Hospitals (0.69%)
      11,000     Health Management Associates, Inc. -
                 Class A*                                                228,937
                                                                  --------------

Medical - Nursing Homes (1.85%)
      39,000     Manor Care, Inc.*                                       611,812
                                                                  --------------

                        Berger Funds                                          35

                        Berger Funds o September 30, 2000 Combined Annual Report

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS


                                                              September 30, 2000
                                                              ------------------
Shares                                                                     Value
------                                                        ------------------
Common Stock (95.69%) - continued
Medical - Outpatient/Home Care (1.23%)
      50,000     Heathsouth Corp.*                                  $    406,250
                                                                    ------------
Medical/Dental/Services (1.95%)
      40,000     Omnicare, Inc.                                          645,000
                                                                    ------------

Medical/Dental - Supplies (0.95%)
      26,180     Steris Corp.*                                           314,160
                                                                    ------------

Office - Equipment & Automation (0.82%)
      11,000     HON Industries, Inc.                                    270,875
                                                                    ------------

Office Supplies Manufacturing (1.51%)
      25,000     The Reynolds & Reynolds Co. -
                 Class A                                                 496,875
                                                                    ------------

Oil & Gas - Field Services (2.17%)
      73,000     Key Energy Services, Inc.*                              716,325
                                                                    ------------

Oil & Gas - International Specialty (1.18%)
       6,000     Murphy Oil Corp.                                        388,875
                                                                    ------------

Oil & Gas - Production/Pipeline (1.41%)
      11,000     Williams Cos., Inc.                                     464,750
                                                                    ------------

Oil & Gas - U.S. Exploration & Production (2.70%)
       8,000     Mitchell Energy & Development Corp. -
                 Class A                                                 373,000
      14,000     Noble Affiliates,Inc.                                   519,750
                                                                    ------------
                                                                         892,750
                                                                    ------------

Oil & Gas - U.S. Integrated (3.55%)
       7,000     Kerr-McGee Corp.                                        463,750
      25,000     USX - Marathon Group, Inc.                              709,375
                                                                    ------------
                                                                       1,173,125
                                                                    ------------

Retail - Apparel/Shoe (1.44%)
      33,000     Ross Stores, Inc.                                       474,375
                                                                    ------------

Retail - Department Stores (0.99%)
      12,500     Federated Department Stores, Inc.*                      326,562
                                                                    ------------

Retail - Major Discount Chains (0.44%)
       9,000     Toys R Us, Inc.*                                        146,250
                                                                    ------------

Shoes & Related Apparel (1.27%)
      45,000     Wolverine World Wide, Inc.                              419,062
                                                                    ------------

Telecommunications - Equipment (0.53%)
       8,500     Aspect Communications Corp.*                            175,312
                                                                    ------------

Telecommunications - Services (1.27%)
       3,800     Telephone & Data Systems, Inc.*                         420,660
                                                                    ------------


                                                              September 30, 2000
                                                              ------------------
Shares/Par Value                                                           Value
----------------                                              ------------------
Common Stock (95.69%) - continued
Transportation - Rail (1.85%)
      18,000     CSX Corp.                                          $    392,625
      25,000     Kansas City Southern Industries, Inc.*                  217,187
                                                                    ------------
                                                                         609,812
                                                                    ------------

Transportation - Truck (1.75%)
      26,000     CNF Transportation, Inc.                                578,500
                                                                    ------------

Trucks & Parts - Heavy Duty (0.63%)
      12,000     Stewart & Stevenson Services, Inc.                      209,250
                                                                    ------------

Utility - Electric Power (0.89%)
      11,000     Kansas City Power & Light Co.                           293,562
                                                                    ------------

Utility - Gas Distribution (2.04%)
      12,000     National Fuel Gas Co.                                   672,750
                                                                    ------------

Utility - Telephone (0.79%)
       3,300     Telecomunicacoes Brasileiras
                 SA - ADR*                                               261,112
                                                                    ------------
Total Common Stock
(Cost $27,883,891)                                                    31,591,504
                                                                    ------------

Rights (0.00%)
Utility - Telephone (0.00%)
         132     Telesp Celular Participacoes SA*                             --
                                                                    ------------
Total Rights
(Cost $0)                                                                     --
                                                                    ------------

Warrants (0.32%)
Retail - Department Stores (0.32%)
      23,000     Federated Department Stores, Inc. - D*                  104,937
                                                                    ------------
Total Warrants
(Cost $224,552)                                                          104,937
                                                                    ------------

Repurchase Agreement (4.50%)
  $1,484,000     State Street Repurchase Agreement,
                 6.32% dated September 29, 2000,
                 to be repurchased at $1,484,782
                 on October 2, 2000, collateralized
                 by FNMA Agency Note, 6.25% -
                 May 15, 2029 with a value of
                 $1,516,000                                            1,484,000
                                                                    ------------
Total Repurchase Agreement
(Cost $1,484,000)                                                      1,484,000
                                                                    ------------
Total Investments (Cost $29,592,443) (100.51%)                        33,180,441
Total Other Assets, Less Liabilities (-0.51%)                           (167,666)
                                                                    ------------
Net Assets (100.00%)                                                $ 33,012,775
                                                                    ------------


* Non-income producing security.

ADR - American Depositary Receipt.

FNMA - Federal National Mortgage Association.

PLC - Public Limited Company.

REIT - Real Estate Investment Trust.


See notes to financial statements.

36

Berger Funds o September 30, 2000 Combined Annual Report

                              Ticker Symbol                                BEONX
Berger                        Fund Number                                     43
Growth Fund                   PORTFOLIO MANAGER COMMENTARY     JAY W. TRACEY III
--------------------------------------------------------------------------------

Performance

The Berger Growth Fund ("the Fund") had a very good fiscal year ended September 30, 2000, gaining 60.93% compared with 13.27% and 33.74% for the Standard & Poor's (S&P) 500 Index(1) and the Nasdaq Composite Index,(2) respectively. This solid performance was driven primarily by stock selection, although our relatively aggressive weighting in technology also helped.

Period in Review

The Fund's technology holdings contributed more than any other sector to the Fund's good results. The Fund benefited from the performance of companies that supply infrastructure for the Internet build-out. Component suppliers Applied Micro Circuits, SDL Inc., Corning and JDS Uniphase and equipment suppliers Cisco Systems, Juniper Networks and Sycamore Networks all did very well. We remain bullish on many of the component and equipment companies that are supplying innovative, market-leading solutions to service providers, which are, in turn, aggressively deploying those solutions to meet an insatiable demand for increased bandwidth.

Companies meeting the rapidly growing demand for data storage solutions also contributed positively to performance, notably EMC Corp., the leader in enterprise storage systems; Network Appliance, which makes specialized devices designed to provide file service for data-intensive networks; and Veritas Software, the leader in data storage management software. The Fund also benefited from companies supplying leading-edge software solutions that take advantage of the Internet to deliver competitive advantages to their customers. Among the better performers were Verisign, which provides digital certificate services that secure e-commerce and communications over the Internet; Siebel Systems, the leader in customer relationship management software that automates corporate sales forces; and Agile Software, whose collaborative software products help automate commerce between manufacturers and their suppliers and customers. Surveys of information technology managers at major companies confirm that e-commerce spending, which has been strong all year, should continue to grow rapidly for the foreseeable future. We remain, therefore, optimistic about the outlook for select vendors of e-commerce solutions and view corrections as buying opportunities.

Elsewhere in technology, semiconductor and semiconductor equipment stocks such as Intel, Applied Materials, KLA-Tencor and Lam Research, strong early in the year, weakened considerably in the last few months. We significantly reduced our exposure to this industry in a timely fashion. Microsoft has been disappointing, but we continue to hold this leading company in anticipation of accelerating sales of Windows 2000 next year. Technology is an exciting but risky area in which to invest because the pace of change is so fast, the market is so competitive and the stocks are so volatile. Nevertheless, we remain overweighted in this increasingly important sector, and we will continue to focus on innovative companies with strong, forward-looking management teams, leading products or services, defensible barriers to competition and rapidly growing, sustainable revenues and earnings.

In healthcare, the Fund has benefited from its focus on biotechnology and selected pharmaceuticals. Fund winners included Genentech, PE Corp.-PE Biosystems Group, Amgen and American Home Products. Bristol Myers Squibb was our main disappointment and has been sold. Because of regulatory, reimbursement and pricing uncertainties, especially as we approach the elections, we have been underweighted and very selective in the healthcare sector. We are positive on a long-term basis, however, and favor those companies that have innovative new products coming onto the market that we believe may generate substantial new revenue and shareholder value.

Energy services holdings such as ENSCO International and Nabors Industries were strong, reflecting positive supply/demand fundamentals. Though it is tempting to take some profits, we have elected to stay with this winning sector because the earnings outlook is only getting brighter.

Generally, the consumer sector was disappointing. In particular, the Fund's radio broadcasting stocks were down as advertising revenues slowed over the latter half of the fiscal year. Although this trend is likely to persist for another quarter or two, we are holding higher-quality companies such as Clear Channel Communications and Hispanic Broadcasting, which now offer good value. In the retail sector, very few companies showed good results, and the Fund's results, likewise, were mixed. We had some success in Radio Shack, but Best Buy and Circuit City were disappointing and were sold. In general, retail sales trends have been lackluster, and we continue to be underweighted in this sector.

Summary

Again, the Fund's good results were driven more by individual stock selection than by the weighting given to various sectors. Because we employ a fundamentally research-driven, bottom-up approach to portfolio management, the Fund's results are consistent with our growth-oriented investment philosophy. Every day presents us with new opportunities in rapidly growing companies. Rarely have there been so many companies addressing such open-ended business opportunities as there are today. Regardless of the stock market's short-term ups and downs, we are excited about the fundamental outlook for the great growth companies that are leading us into the future, and we will continue to focus on the best of them.


Past performance is no guarantee of future results.

(1) The S&P 500 Index is an unmanaged index, with dividends reinvested, which consists of the common stocks of 500 publicly traded U.S. companies. It is a generally recognized indicator used to measure overall performance of the U.S. stock market. One cannot invest directly in an index.

(2) The Nasdaq Composite Index is an unmanaged index, which consists of the common stocks of over 5000 companies. It is a generally recognized indicator used to measure overall performance of the U.S. stock market. One cannot invest directly in an index.

                        Berger Funds                                          37

                        Berger Funds o September 30, 2000 Combined Annual Report

PERFORMANCE OVERVIEW
--------------------------------------------------------------------------------

Berger Growth Fund

Comparison of Change in Value of Berger Growth Fund vs. S&P 500 Index

AVERAGE ANNUAL TOTAL RETURNS AS OF SEPTEMBER 30, 2000
One Year                                   60.93%
Five Year                                  21.01%
Ten Year                                   23.39%

Berger Growth Fund     $81,806
S&P 500 Index          $58,987

[GRAPH]

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

                                                              September 30, 2000
                                                              ------------------
Shares                                                                     Value
------                                                        ------------------

Common Stock (98.95%)
Computer - Manufacturers (3.71%)
     529,380     Handspring, Inc.*                                  $ 36,560,306
     306,418     Sun Microsystems, Inc.*                              35,774,301
                                                                    ------------
                                                                      72,334,607
                                                                    ------------

Computer - Memory Devices (5.90%)
     596,278     EMC Corp.*                                           59,106,056
     422,920     Network Appliance, Inc.*                             53,869,435
      18,380     StorageNetworks, Inc.                                 1,878,206
                                                                    ------------
                                                                     114,853,697
                                                                    ------------

Computer Software - Desktop (1.99%)
     642,910     Microsoft Corp.*                                     38,735,327
                                                                    ------------

Computer Software - Enterprise (4.79%)
      76,687     Oracle Corp. Japan                                   17,667,231
     418,160     Siebel Systems, Inc.*                                46,546,435
     204,869     VERITAS Software Corp.*                              29,091,398
                                                                    ------------
                                                                      93,305,064
                                                                    ------------


                                                              September 30, 2000
                                                              ------------------
Shares                                                                     Value
------                                                        ------------------
Common Stock (98.95%) - continued
Electronics - Military Systems (1.33%)
     698,730     General Motors Corp. - Class H*                    $ 25,978,781
                                                                    ------------

Electronics - Miscellaneous Components (0.78%)
     485,646     RF Micro Devices, Inc.*                              15,237,143
                                                                    ------------

Electronics - Miscellaneous Products (1.32%)
     295,680     Gemstar - TV Guide
                 International, Inc.*                                 25,779,600
                                                                    ------------

Electronics - Scientific Instruments (1.53%)
     255,170     PE Corp. - PE Biosystems Group                       29,727,305
                                                                    ------------

Electronics - Semiconductor Equipment (2.37%)
     491,216     Applied Materials, Inc.*                             29,135,249
     387,574     ASM Lithography Holding NV -
                 NY Reg.*                                             12,523,484
     131,160     Teradyne, Inc.*                                       4,590,600
                                                                    ------------
                                                                      46,249,333
                                                                    ------------

38

Berger Funds o September 30, 2000 Combined Annual Report

Berger
Growth Fund
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

                                                              September 30, 2000
                                                              ------------------
Shares                                                                     Value
------                                                        ------------------
Common Stock (98.95%) - continued
Electronics - Semiconductor Manufacturing (6.98%)
     274,240     Analog Devices, Inc.                               $ 22,641,940
     333,280     Applied Micro Circuits Corp.*                        69,009,790
     285,248     Intel Corp.                                          11,855,620
     680,985     STMicroelectronics NV - NY Shares*                   32,431,910
                                                                    ------------
                                                                     135,939,260
                                                                    ------------

Finance - Investment Brokers (1.61%)
     884,325     Schwab (Charles) Corp.                               31,393,537
                                                                    ------------

Financial Services - Miscellaneous (1.12%)
     157,780     Capital One Financial Corp.                          11,054,461
      84,240     Providian Financial Corp.                            10,698,480
                                                                    ------------
                                                                      21,752,941
                                                                    ------------

Household - Audio/Video (0.97%)
     187,472     Sony Corp. - Spon. ADR                               18,922,955
                                                                    ------------

Internet - ISP/Content (3.07%)
     581,488     America Online, Inc.*                                31,254,980
     190,300     Infospace, Inc.*                                      5,756,575
     193,375     Internet Initiative Japan Inc. -
                 Spon. ADR*                                            7,952,546
     164,014     Yahoo!, Inc.*                                        14,925,274
                                                                    ------------
                                                                      59,889,375
                                                                    ------------

Internet - Network Security/Solutions (9.08%)
   1,137,792     Cisco Systems, Inc.*                                 62,863,008
     208,980     Juniper Networks, Inc.*                              45,753,558
     303,840     Sapient Corp.*                                       12,362,490
     275,740     VeriSign, Inc.*                                      55,854,583
                                                                    ------------
                                                                     176,833,639
                                                                    ------------

Internet - Software (2.36%)
     348,190     Agile Software Corp.*                                31,315,338
     487,860     Vignette Corp.*                                      14,574,817
                                                                    ------------
                                                                      45,890,155
                                                                    ------------

Media - Cable TV (5.11%)
   1,066,220     AT&T Corp. - Liberty Media Group -
                 Class A*                                             19,191,960
     976,530     EchoStar Communications Corp. -
                 Class A*                                             51,511,957
     369,546     Time Warner, Inc.                                    28,916,974
                                                                    ------------
                                                                      99,620,891
                                                                    ------------

Media - Radio/TV (2.07%)
     438,402     Clear Channel Communications, Inc.*                  24,769,713
     560,910     Hispanic Broadcasting Corp.*                         15,635,366
                                                                    ------------
                                                                      40,405,079
                                                                    ------------




                                                              September 30, 2000
                                                              ------------------
Shares                                                                     Value
------                                                        ------------------
Common Stock (98.95%) - continued
Medical - Biomedical/Genetics (5.72%)
     483,389     Amgen, Inc.*                                       $ 33,754,147
     272,663     Genentech, Inc.*                                     50,630,110
     620,900     Immunex Corp.*                                       27,009,150
                                                                    ------------
                                                                     111,393,407
                                                                    ------------

Medical - Ethical Drugs (3.07%)
     729,172     American Home Products Corp.                         41,243,791
     410,130     Pfizer, Inc.                                         18,430,216
                                                                    ------------
                                                                      59,674,007
                                                                    ------------

Medical - Products (1.32%)
     364,480     Guidant Corp.*                                       25,764,180
                                                                    ------------

Oil & Gas - Drilling (5.40%)
   1,027,507     ENSCO International, Inc.                            39,302,142
     939,928     Nabors Industries, Inc.*                             49,252,227
     283,391     Transocean Sedco Forex, Inc.                         16,613,797
                                                                    ------------
                                                                     105,168,166
                                                                    ------------

Oil & Gas - Field Services (2.23%)
     421,987     Halliburton Co.                                      20,650,988
     276,569     Schlumberger Ltd.                                    22,765,085
                                                                    ------------
                                                                      43,416,073
                                                                    ------------

Oil & Gas - Production/Pipeline (1.45%)
     323,167     Enron Corp.                                          28,317,528
                                                                    ------------

Retail - Apparel/Shoe (0.47%)
     411,970     Limited, Inc.                                         9,089,088
                                                                    ------------

Retail - Major Discount Chains (1.03%)
     574,286     Costco Wholesale Corp.*                              20,064,117
                                                                    ------------

Retail/Wholesale Computers/Cellular (1.00%)
     300,000     RadioShack Corp.                                     19,387,500
                                                                    ------------

Telecommunications - Cellular (1.44%)
     241,004     VoiceStream Wireless Corp.*                          27,971,526
                                                                    ------------

Telecommunications - Equipment (15.47%)
     249,610     Corning, Inc.                                        74,134,170
     364,730     Corvis Corp.*                                        22,265,626
     278,332     JDS Uniphase Corp.*                                  26,354,561
   1,128,968     Nokia Corp. - Spon. ADR                              44,947,038
     459,620     Nortel Networks Corp.                                27,376,116
     191,350     Redback Networks, Inc.*                              31,369,440
     152,282     SDL,Inc.*                                            46,902,856
     259,603     Sycamore Networks, Inc.*                             28,037,124
                                                                    ------------
                                                                     301,386,931
                                                                    ------------

                        Berger Funds                                          39
                        Berger Funds o September 30, 2000 Combined Annual Report

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

                                                             September 30, 2000
                                                             ------------------
Shares/Par Value                                                          Value
----------------                                             ------------------
Common Stock (98.95%) - continued
Telecommunications - Services (3.99%)
       1,338     NTT DoCoMo, Inc.                                $   38,407,335
     690,350     Qwest Communications
                 International, Inc.*                                33,179,946
     241,800     Sonera Corp. - Spon. ADR                             6,105,450
                                                                 --------------
                                                                     77,692,731
                                                                 --------------

Utilities - Electric Power (0.27%)
     165,600     Southern Energy, Inc.                                5,195,700
                                                                 --------------
Total Common Stock
(Cost $1,295,932,934)                                             1,927,369,643
                                                                 --------------

Repurchase Agreement (1.38%)
 $26,793,000     State Street Repurchase Agreement,
                 6.32% dated September 29, 2000,
                 to be repurchased at $26,807,111 on
                 October 2, 2000, collateralized by
                 FHLB Agency Note, 6.00% -
                 August 15, 2002 with a value of
                 $27,329,733                                         26,793,000
                                                                 --------------
Total Repurchase Agreement
(Cost $26,793,000)                                                   26,793,000
                                                                 --------------
Total Investments (Cost $1,322,725,934) (100.33%)                 1,954,162,643
Total Other Assets, Less Liabilities (-0.33%)                        (6,390,160)
                                                                 --------------
Net Assets (100.00%)                                             $1,947,772,483
                                                                 --------------


*  Non-income producing security.

ADR - American Depositary Receipt.

FHLB - Federal Home Loan Bank.


See notes to financial statements.

40
Berger Funds o September 30, 2000 Combined Annual Report

                         Ticker Symbol                                     BBINX
                         Fund Number                                         349
Berger                   PORTFOLIO MANAGER COMMENTARY      BANK OF IRELAND ASSET
International Fund                                         MANAGEMENT (U.S) LTD.
--------------------------------------------------------------------------------

Performance

The Berger International Fund (the "Fund") gained 9.43% for the year ended September 30, 2000, compared with the 3.42% gain for its benchmark, the MSCI EAFE Index.(1)

World equity markets registered exceptional gains toward the end of 1999, fueled by a combination of low interest rates and rising commodity prices. There was significant divergence in the performance of those markets in the first part of 2000, however. Half of the markets in the 22 countries that comprise the MSCI World Index2 registered gains and half of the markets registered losses (as measured in U.S. dollars). Rising interest rates in all markets except Japan also served as a drag on returns.

Global markets continued to decline over the last six months, with the majority of the markets in the MSCI World Index posting negative performance.

The last three months started well with a number of blue-chip European companies posting better than expected profits for the first half of the year and economic data revealing stronger-than-expected activity, particularly in the core European economies. By the end of August, though, the weakness of the Euro combined with an uptake in commodity prices, particularly energy, was pushing producer price inflation in the Eurozone higher.

Elsewhere, poor supply-and-demand conditions have contributed to the Japanese market's malaise this year. The Japanese markets were unable to shrug off concerns about corporate profit growth that began with several US companies and quickly rippled around the world. Other Asian markets remained sluggish, despite good economic indicators in Hong Kong.

Period in Review

For the first six months of the fiscal year, performance was aided by the Fund's investment in telecommunications, media and technology stocks. But over the last six months, performance was hurt by these same investments. The most significant decline came from stocks in the Growth in Telecommunications theme. Telecom Italia, which had performed well earlier this year, succumbed to the general sector sentiment and fell sharply during the last three months, despite reporting earnings in line with market expectations. Koninklijke KPN NV and Telefonaktiebolaget LM Ericsson were two other holdings that performed well in the first half of the fiscal year, but took a dive in the second half of the fiscal year. KPN was dogged by several concerns, including disappointing earnings news. Ericsson, who holds nearly half of all third-generation mobile license contracts that have been awarded to date, was hit hard when concerns emerged that profit margins on these contracts may come under some pressure.

Semiconductor companies were impacted globally as sales of personal computer and mobile phone handsets slowed. This negatively impacted two Japanese-quoted companies in the Restructuring Opportunities theme, NEC and Hitachi. Although neither company is a pure semiconductor play, they were unable to avoid the sector's general downturn despite significant earnings upgrades announced by both companies in September.

On a more upbeat note, stocks in the Asian Cyclical Recovery theme performed well, led by Hong Kong-quoted companies. Competition has reduced mortgage costs in Hong Kong over the past two years, and residential property prices and transaction volumes are rising. Cheung Kong and Sun Hung Kai Properties, among the region's largest property developers, were beneficiaries of this trend.

Stocks in the Growth in Healthcare Needs theme were positive most of the year, particularly pharmaceutical stocks such as AstraZeneca, the UK pharmaceutical company, and Glaxo Wellcome. Despite continued regulatory delays in its proposed merger, Glaxo Wellcome was boosted by an increase in sales and profits.

Summary

Technology stocks continue to weaken relative to broader market indices, as investors become increasingly more discriminating in selecting stocks in this sector. The euphoria of last year has disappeared, and bankruptcies are increasing as the availability of new capital is restricted to the more viable enterprises. We welcome this development as a return to rationality, and we continue to expect a consequent broadening of market performance.

The positive aspect of an economic slowdown is a more benign outlook for interest rates. The greatest threat to this outlook comes from oil prices. To date, oil prices have not fed through to any significant extent into broad measures of inflation. But, if prices persist at current levels and threaten to feed into wage rates, the outlook for interest rates would deteriorate. On balance, we do not anticipate that this will occur; however, it does represent a potential threat to equity and bond markets.


Past performance is no guarantee of future results.

(1)The Morgan Stanley Capital International EAFE Index represents major overseas stock markets. It is an unmanaged index. One cannot invest directly in an index.

                        Berger Funds                                          41
                        Berger Funds o September 30, 2000 Combined Annual Report

PERFORMANCE OVERVIEW
--------------------------------------------------------------------------------

Berger International Fund

Comparison of Change in Value of Berger International Fund vs. MSCI EAFE Index

AVERAGE ANNUAL TOTAL RETURNS AS OF SEPTEMBER 30, 2000
One Year                                    9.43%
Five Year                                  10.92%
Ten Year                                   12.91%

Berger International Fund     $33,680
MSCI EAFE Index               $25,831


[GRAPH]


Performance figures are historical and, in part, reflect the performance of a pool of assets advised by BIAM (Bank of Ireland Asset Management) for periods before the Fund commenced operations on November 7, 1996, adjusted to reflect any increased expenses associated with operating the Fund. The asset pool was not registered with the Securities and Exchange Commission and therefore was not subject to the investment restrictions imposed by law on registered mutual funds. If the pool had been registered, its performance might have been adversely affected. Investments in the Fund are not insured by the Federal Deposit Insurance Corporation, are not deposits and are not obligations of, or endorsed or guaranteed in any way by, any bank. Past performance is no guarantee of future results. Fund performance shown reflects the unusually favorable market conditions that existed in 1999 which likely are not sustainable as market conditions change. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

42
Berger Funds o September 30, 2000 Combined Annual Report

                              Ticker Symbol                                BEOOX
Berger Growth and             Fund Number                                     44
Income Fund                   PORTFOLIO MANAGER COMMENTARY      STEVEN J. FOSSEL
--------------------------------------------------------------------------------

Performance

The Berger Growth and Income Fund (the "Fund") had an exceptional year, gaining 56.09% for the year ended September 30, 2000, versus 13.27% for the Standard & Poor's (S&P) 500 Index.1 The fact that the Fund significantly outperformed its benchmark can be attributed to two factors--our rigorous stock selection process and our concentration on high-quality, large-capitalization stocks with excellent growth prospects. The Fund stayed focused all year on what we believed were the best-positioned companies in sectors with strong growth outlooks, especially technology, communications and energy. We remained underweighted in more competitive, slower-growth sectors such as basic industries, capital goods and transportation.

Period in Review

Technology, the sector in which we see the best long-term growth prospects, continued to be the Fund's largest weighting. We recognized that Corning, Nortel and Juniper would benefit from strong demand for bandwidth and build-out of communications infrastructure. This build-out is being driven by consumer use of the Internet and the demand for high bandwidth applications. Similarly, we believe that Nokia, the leading provider of handsets, and Qwest, which has the most complete fiber-optic network, will receive a boost from the same trends.

In other areas of technology, the Fund substantially benefited from its position in storage companies, which, in turn, are riding the tide of growth in data storage needs created by the burgeoning information revolution. We positioned the Fund in leading storage companies, including EMC Corp., Network Appliance and Veritas Software. Our holdings in semiconductor companies that serve growing communications markets, such as Applied Micro Circuits and STMicroelectronics, also contributed positively to the performance of the Fund this year.

Compared with the index, the Fund is overweighted in the energy sector, which is not typical in a growth and income fund. This serves as a good counterbalance to our technology holdings. We have positioned our energy holdings primarily in service companies that not only can benefit from the strong supply characteristics in the oil and natural gas markets, but that also can gain market share and grow faster than competitors. Two of these companies, Enron and ENSCO International, were the largest contributors to Fund performance in this sector.

Prudent stock picking in healthcare and financial services also contributed to the Fund's strong performance over the year. Genentech and Amgen were our largest and best-performing healthcare holdings, reflecting both companies' continued rollout of new and exciting products. Among financial stocks, we continue to see more growth in capital market plays such as Schwab and Morgan Stanley Dean Witter than in traditional banking franchises, which have been slowed by the Federal Reserve Board's repeated interest rate increases.

On the downside, several of our retail and consumer stocks turned in disappointing results. Among retailers, both Best Buy and Gap declined. We believe Gap's issues will be difficult to overcome in the short term, so we eliminated our position in this stock. We continue to hold Best Buy, however, because we believe the company is well-positioned to benefit from consumer electronics spending over the holiday season. Radio stocks such as Hispanic Broadcasting underperformed because of a slowing in advertising revenues, and we sold our position because we believed there were better uses for the Fund's assets.

In the beginning of the year, the Fund benefited from positions in several Japanese multinational companies such as Toyota and Sony. We took profits in the stocks during the year and redeployed the proceeds into companies we are able to monitor more closely through frequent management contacts.

Summary

Again the Fund's good results were driven more by individual stock selection than by the weighting given to various sectors. Because we employ a fundamentally research-driven, bottom-up approach to portfolio management, the Fund's results are consistent with our growth-oriented investment philosophy. Every day presents us with new opportunities in leading companies. Rarely have so many blue-chip companies addressed such growth opportunities as they do today. Regardless of the stock market's short-term ups and downs, we are excited about the fundamental outlook for the great growth companies that are leading us into the future, and we will continue to focus on the best of them.


Past performance is no guarantee of future results.

(1) The S&P 500 Index is an unmanaged index, with dividends reinvested, which consists of the common stocks of 500 publicly traded U.S. companies. It is a generally recognized indicator used to measure overall performance of the U.S. stock market. One cannot invest directly in an index.

                        Berger Funds                                          43
                        Berger Funds o September 30, 2000 Combined Annual Report

PERFORMANCE OVERVIEW
--------------------------------------------------------------------------------

Berger Growth and Income Fund

Comparison of Change in Value of Berger Growth and Income Fund vs. S&P 500 Index

AVERAGE ANNUAL TOTAL RETURNS AS OF SEPTEMBER 30, 2000
One Year                                   56.09%
Five Year                                  25.97%
Ten Year                                   23.22%

Berger Growth and Income Fund     $80,690
S&P 500 Index                     $58,987


[GRAPH]

Past performance is no guarantee of future results. Fund performance shown reflects the unusually favorable market conditions that existed in 1999 which likely are not sustainable as market conditions change. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS


                                                              September 30, 2000
                                                              ------------------
Shares                                                                     Value
------                                                        ------------------
Common Stock (77.42%)
Banks - Money Center (1.29%)
     166,700     Bank of New York Co., Inc.                       $    9,345,618
                                                                  --------------

Banks - Super Regional (2.78%)
     201,450     Fifth Third Bancorp.                                 10,853,118
     414,840     Firstar Corp.                                         9,282,045
                                                                  --------------
                                                                      20,135,163
                                                                  --------------

Commercial Services - Advertising (0.94%)
      93,880     Omnicom Group, Inc.                                   6,847,372
                                                                  --------------

Computer - Manufacturers (1.63%)
     101,012     Sun Microsystems, Inc.*                              11,793,151
                                                                  --------------

Computer - Memory Devices (4.50%)
     156,632     EMC Corp.*                                           15,526,147
     134,116     Network Appliance, Inc.*                             17,083,025
                                                                  --------------
                                                                      32,609,172
                                                                  --------------

Computer Software - Desktop (1.61%)
     194,020     Microsoft Corp.*                                     11,689,705
                                                                  --------------


                                                              September 30, 2000
                                                              ------------------
Shares                                                                     Value
------                                                        ------------------
Common Stock (77.42%) - continued
Computer Software - Enterprise (0.92%)
      85,000     Oracle Corp.*                                    $    6,693,750
                                                                  --------------

Diversified Operations (2.69%)
     174,200     Pharmacia Corp.                                      10,484,662
     173,830     Tyco International Ltd.                               9,017,431
                                                                  --------------
                                                                      19,502,093
                                                                  --------------

Electrical - Equipment (2.02%)
     253,940     General Electric Co.                                 14,649,163
                                                                  --------------

Electronics - Semiconductor Equipment (0.98%)
     119,724     Applied Materials, Inc.*                              7,101,129
                                                                  --------------

Electronics - Semiconductor Manufacturing (5.93%)
      87,260     Analog Devices, Inc.*                                 7,204,403
      72,870     Applied Micro Circuits Corp.*                        15,088,644
     197,786     Intel Corp.                                           8,220,480
     152,658     STMicroelectronics NV - NY Shares*                    7,270,337
     111,350     Texas Instruments, Inc.                               5,254,328
                                                                  --------------
                                                                      43,038,192
                                                                  --------------

44
Berger Funds o September 30, 2000 Combined Annual Report


Berger Growth and
Income Fund
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS


                                                              September 30, 2000
                                                              ------------------
Shares                                                                     Value
------                                                        ------------------

Common Stock (77.42%) - continued
Finance - Consumer/Commercial Loans (1.02%)
     193,770     Associates First Capital Corp. -
                 Class A                                          $    7,363,260
                                                                  --------------

Finance - Investment Brokers (2.68%)
     123,240     Morgan Stanley Dean Witter & Co.                     11,268,757
     229,470     Schwab (Charles) Corp.                                8,146,185
                                                                  --------------
                                                                      19,414,942
                                                                  --------------

Finance - Mortgage & Related Services (1.71%)
     229,610     Freddie Mac                                          12,413,290
                                                                  --------------

Internet - ISP/Content (0.65%)
      51,530     Yahoo!, Inc.*                                         4,689,230
                                                                  --------------

Internet - Network Security/Solutions (3.80%)
     286,738     Cisco Systems, Inc.*                                 15,842,274
      57,920     VeriSign, Inc.*                                      11,732,420
                                                                  --------------
                                                                      27,574,694
                                                                  --------------

Media - Cable TV (3.99%)
     564,690     AT&T Corp. - Liberty Media Group -
                 Class A*                                             10,164,420
     192,570     Comcast Corp. - Special Class A*                      7,883,334
     138,917     Time Warner, Inc.                                    10,870,255
                                                                  --------------
                                                                      28,918,009
                                                                  --------------

Media - Radio/TV (1.22%)
     151,280     Viacom, Inc. - Class B*                               8,849,880
                                                                  --------------

Medical - Biomedical/Genetics (3.62%)
     179,320     Amgen, Inc.*                                         12,521,579
      73,900     Genentech, Inc.*                                     13,722,306
                                                                  --------------
                                                                      26,243,885
                                                                  --------------

Medical - Ethical Drugs (3.77%)
     284,230     American Home Products Corp.                         16,076,759
     250,300     Pfizer, Inc.                                         11,247,856
                                                                  --------------
                                                                      27,324,615
                                                                  --------------

Medical - Products (1.16%)
     119,430     Guidant Corp.*                                        8,442,208
                                                                  --------------
Oil & Gas - Drilling (2.97%)
     359,530     ENSCO International, Inc.                            13,752,022
     149,020     Nabors Industries, Inc.*                              7,808,648
                                                                  --------------
                                                                      21,560,670
                                                                  --------------

Oil & Gas - Field Services (3.18%)
     286,980     Halliburton Co.                                      14,044,083
     109,900     Schlumberger Ltd.                                     9,046,143
                                                                  --------------
                                                                      23,090,226
                                                                  --------------


                                                              September 30, 2000
                                                              ------------------
Shares/Par Value                                                           Value
----------------                                              ------------------

Common Stock (77.42%) - continued
Oil & Gas - International Integrated (1.41%)
     139,170     Total Fina SA - Spon. ADR                        $   10,220,296
                                                                  --------------

Oil & Gas - Production/Pipeline (3.16%)
     188,770     Enron Corp.                                          16,540,971
     151,090     Williams Cos., Inc.                                   6,383,552
                                                                  --------------
                                                                      22,924,523
                                                                  --------------

Oil & Gas - U.S. Exploration & Production (1.25%)
     136,920     Anadarko Petroleum Corp.                              9,099,703
                                                                  --------------

Retail - Apparel/Shoe (0.70%)
     228,530     Limited, Inc.                                         5,041,943
                                                                  --------------

Retail - Consumer Electronics (1.17%)
     133,360     Best Buy Co., Inc.*                                   8,485,030
                                                                  --------------

Retail - Major Discount Chains (0.91%)
     188,830     Costco Wholesale Corp.*                               6,597,248
                                                                  --------------

Retail/Wholesale Computers/Cellular (1.10%)
     123,330     RadioShack Corp.                                      7,970,201
                                                                  --------------

Telecommunications - Equipment (8.96%)
      65,129     Corning, Inc.                                        19,343,313
     171,810     Lucent Technologies, Inc.                             5,250,943
     387,484     Nokia Corp. - Spon. ADR                              15,426,706
     219,840     Nortel Networks Corp.                                13,094,220
      61,068     QUALCOMM, Inc.*                                       4,351,095
      69,912     Sycamore Networks, Inc.*                              7,550,496
                                                                  --------------
                                                                      65,016,773
                                                                  --------------

Telecommunications - Services (1.18%)
     175,250     Nippon Telegraph &
                 Telephone Corp. - Spon. ADR                           8,587,250
                                                                  --------------
Utility - Electric Power (1.29%)
     180,000     Constellation Energy Group, Inc.                      8,955,000
      12,100     Southern Energy, Inc.*                                  379,637
                                                                  --------------
                                                                       9,334,637
                                                                  --------------

Utility - Telephone (1.23%)
     171,600     ALLTEL Corp.                                          8,955,375
                                                                  --------------
Total Common Stock
(Cost $397,571,497)                                                  561,522,396
                                                                  --------------

Corporate Debt - Convertible (15.63%)
Computer Software - Enterprise (3.99%)
 $3,172, 000     Siebel Systems, Inc. - 144A
                 5.50%, 9/15/2006                                     15,332,655
   3,324,000     VERITAS Software Corp.
                 1.86%, 8/13/2006                                     13,661,640
                                                                  --------------
                                                                      28,994,295
                                                                  --------------

                        Berger Funds                                          45
                        Berger Funds o September 30, 2000 Combined Annual Report

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS


                                                             September 30, 2000
                                                             ------------------
Shares/Par Value                                                          Value
----------------                                             ------------------

Corporate Debt - Convertible (15.63%) - continued
Electronics - Semiconductor Equipment (0.87%)
  $5,637,000     ASM Lithography Holding NV - 144A
                 4.25%, 11/30/2004                               $    6,341,625
                                                                 --------------

Electronics - Semiconductor Manufacturing (0.72%)
   2,698,000     Conexant Systems, Inc.
                 4.25%, 5/1/2006                                      5,193,650
                                                                 --------------

Internet - ISP/Content (1.26%)
   1,114,000     America Online, Inc.
                 4.00%, 11/15/2002                                    9,140,370
                                                                 --------------

Internet - Network Security/Solutions (3.12%)
   8,508,000     Juniper Networks, Inc.
                 4.75%, 3/15/2007                                    13,112,955
   8,486,000     Redback Networks, Inc. - 144A
                 5.00%, 4/1/2007                                      9,504,320
                                                                 --------------
                                                                     22,617,275
                                                                 --------------

Media - Cable TV (2.72%)
  14,831,000     EchoStar Communications Corp. -
                 Class A - 144A
                 4.875%, 1/1/2007                                    19,706,691
                                                                 --------------

Media - Radio/TV (1.74%)
  11,504,000     Clear Channel Communications, Inc.
                 2.625%, 4/1/2003                                    12,625,640
                                                                 --------------

Oil & Gas - Drilling (0.58%)
   6,061,000     Nabors Industries, Inc. - 144A
                 0.00%, 6/20/2020*                                    4,227,564
                                                                 --------------

Telecommunications - Services (0.63%)
   3,384,000     Level Three Communications, Inc.
                 6.00%, 9/15/2009                                     4,547,250
                                                                 --------------
Total Corporate Debt - Convertible
(Cost $78,080,584)                                                  113,394,360
                                                                 --------------

Preferred Stock - Convertible (3.84%)
Telecommunications - Cellular (1.43%)
      61,970     Omnipoint Corp. - 144A, 7.00%                       10,348,990
                                                                 --------------

Telecommunications - Services (2.41%)
     221,800     Qwest Communications International,
                 Inc., 5.75%                                         17,466,750
                                                                 --------------
Total Preferred Stock - Convertible
(Cost $20,891,921)                                                   27,815,740
                                                                 --------------




                                                             September 30, 2000
                                                             ------------------
Par Value                                                                 Value
---------                                                    ------------------

Repurchase Agreement (3.47%)
 $25,166,000     State Street Repurchase Agreement,
                 6.32% dated September 29, 2000, to
                 be repurchased at $25,179,254 on
                 October 2, 2000, collateralized by
                 FFCB Agency Note, 5.88% - July 2, 2001
                 with a value of $25,672,894                     $   25,166,000
                                                                 --------------
Total Repurchase Agreement
(Cost $25,166,000)                                                   25,166,000
                                                                 --------------
Total Investments (Cost $521,710,002) (100.36%)                     727,898,496
Total Other Assets, Less Liabilities (-0.36%)                        (2,625,999)
                                                                 --------------
Net Assets (100.00%)                                             $  725,272,497
                                                                 --------------



* Non-income producing security.

ADR - American Depositary Receipt.

FFCB - Federal Farm Credit Bank.

144A - Resale is restricted to qualified institutional buyers.

See notes to financial statements.

46
Berger Funds o September 30, 2000 Combined Annual Report

                              Ticker Symbol                                BEBAX
Berger                        Fund Number                                    213
Balanced Fund                 PORTFOLIO MANAGER COMMENTARY      STEVEN L. FOSSEL
--------------------------------------------------------------------------------

Performance

The Berger Balanced Fund (the "Fund") had another year of strong performance, gaining 30.08% for the year ended September 30, 2000, versus 13.27% for the Standard & Poor's (S&P) 500 Index.1 The Fund was able to outperform the S&P 500 Index even though we invest in a balance of equity and fixed-income securities.

As of September 30, 2000, the Fund was invested 63% in equities, 35% in fixed income and 2% in cash. Compared with a year ago, this represents an increase in the equity portion of the Fund and a decrease in cash. Market volatility prompted these changes as it created opportunities to put cash to work in selected high-quality growth companies priced at reasonable valuations.

Period in Review

We believe that the Fund's solid outperformance can be accounted for by prudent stock-picking rather than by large sector betting. In keeping with our growth philosophy, we were overweighted in technology this year and held a number of the top-performing stocks in this sector. We recognized that Corning and Qwest Communications International would benefit from strong demand for bandwidth and similarly, that semiconductor chip and wireless handset manufacturers such as QUALCOMM would receive a boost from strength in their end markets. Oracle, a leading enterprise software company, was aided by growth in corporate information management needs and accordingly was one of the top contributors to the Fund's performance over the year.

Energy was another area of emphasis for the Fund. We believe that the tight supply and demand situation for oil and natural gas will continue to create opportunities for the best-positioned companies in this sector. Two of those companies, Enron and Transocean Sedco Forex, Inc., contributed strongly to the Fund's gain this year.

In both the healthcare and financial services sectors, the Fund benefited from careful stock-picking despite our underweighting in these areas over the year. Genentech was our largest and best-performing healthcare holding, reflecting the continued rollout of new and exciting products. Among financial stocks, we continue to see more growth in capital market plays such as Citigroup and Morgan Stanley Dean Witter than in traditional banking franchises, which have been slowed by the Federal Reserve Board's repeated interest rate increases.

On the downside, several of our retail and consumer stocks turned in disappointing results. Among retailers, Nordstrom and Gap made merchandising blunders that were not easily correctable, and we eliminated them from the portfolio. Among consumer companies, Procter & Gamble and Dial experienced slowing growth and were also sold during the year.

The fixed-income portion of the Fund continues to be positioned conservatively to provide income and reduce risk and volatility in the overall portfolio. The average duration and maturity remains relatively short--about three years. Agency securities make up nearly half of the Fund's fixed-income holdings and the other half is concentrated in investment-grade corporate bonds and U.S. Treasury securities.

Summary

We believe the fixed-income portion of the portfolio will continue to provide both stability and income, while the equity portion will focus on high-quality growth investments. Strong gains on the equity side of the portfolio produced most of the Fund's solid total return for the year. These results were driven more by individual stock selection than by the weighting given to various sectors. Because we employ a fundamentally research-driven, bottom-up approach to portfolio management, the Fund's results are consistent with our growth-oriented investment philosophy. Every day presents us with new opportunities in high-quality companies. Rarely have there been so many companies addressing growth opportunities as there are today. Regardless of the stock market's short-term ups and downs, we are excited about the fundamental outlook for blue-chip companies that are leading us into the future, and we will continue to focus on the best of them.



Past performance is no guarantee of future results.

(1) The S&P 500 Index is an unmanaged index, with dividends reinvested, which consists of the common stocks of 500 publicly traded U.S. companies. It is a generally recognized indicator used to measure overall performance of the U.S. stock market. One cannot invest directly in an index.

                        Berger Funds                                          47
                        Berger Funds o September 30, 2000 Combined Annual Report

PERFORMANCE OVERVIEW
--------------------------------------------------------------------------------

Berger Balanced Fund

Comparison of Change in Value of Berger Balanced Fund vs. S&P 500 Index

AVERAGE ANNUAL TOTAL RETURNS AS OF SEPTEMBER 30, 2000
One Year                                   30.08%
Life of Fund (9/30/97)                     41.66%

Berger Balanced Fund     $28,428
S&P 500 Index            $15,787

[GRAPH]

Past performance is no guarantee of future results. Fund performance shown reflects the unusually favorable market conditions that existed in 1999 which likely are not sustainable as market conditions change. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Life of Fund performance includes returns for the last quarter of 1997, which reflect a higher-than-normal level of trading activity undertaken to pursue equity opportunities available as the Advisor was beginning to implement the Fund's long-term approach to equity management.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS


                                                              September 30, 2000
                                                              ------------------
Shares                                                                     Value
------                                                        ------------------
Common Stock (63.00%)
Banks - Money Center (1.85%)
      60,653     Citigroup, Inc.                                    $  3,279,052
                                                                    ------------

Banks - Super Regional (1.94%)
      55,000     Firstar Corp.                                         1,230,625
      47,900     Wells Fargo & Co.                                     2,200,406
                                                                    ------------
                                                                       3,431,031
                                                                    ------------

Computer - Manufacturers (1.19%)
      18,000     Sun Microsystems, Inc.*                               2,101,500
                                                                    ------------

Computer - Memory Devices (0.84%)
      15,000     EMC Corp.*                                            1,486,875
                                                                    ------------

Computer Software - Desktop (1.77%)
      51,960     Microsoft Corp.*                                      3,130,590
                                                                    ------------

Computer Software - Enterprise (1.93%)
      43,400     Oracle Corp.*                                         3,417,750
                                                                    ------------

                                                              September 30, 2000
                                                              ------------------
Shares                                                                     Value
------                                                        ------------------
Common Stock (63.00%) - continued
Diversified Operations (2.73%)
      41,388     Pharmacia Corp.                                    $  2,491,040
      45,000     Tyco International Ltd.                               2,334,387
                                                                    ------------
                                                                       4,825,427
                                                                    ------------

Electrical - Equipment (3.04%)
      93,150     General Electric Co.                                  5,373,590
                                                                    ------------

Electronics - Military Systems (1.77%)
      84,000     General Motors Corp. - Class H*                       3,123,120
                                                                    ------------

Electronics - Semiconductor Equipment (2.55%)
      37,240     Applied Materials, Inc.*                             2,208,797
      39,240     ASM Lithography Holding NV -
                 NY Reg.*                                              1,267,942
      49,560     Lam Research Corp.*                                   1,037,662
                                                                    ------------
                                                                       4,514,401
                                                                    ------------

48
Berger Funds o September 30, 2000 Combined Annual Report

Berger
Balanced Fund
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

                                                              September 30, 2000
                                                              ------------------
Shares                                                                     Value
------                                                        ------------------
Common Stock (63.00%) - continued
Electronics - Semiconductor Manufacturing (2.63%)
      12,000     Analog Devices, Inc.*                              $    990,750
      33,800     Intel Corp.                                           1,404,812
      47,600     Texas Instruments, Inc.                               2,246,125
                                                                    ------------
                                                                       4,641,687
                                                                    ------------

Finance - Investment Brokers (1.82%)
      16,000     Morgan Stanley Dean Witter & Co.                      1,463,000
      49,205     Schwab (Charles) Corp.                                1,746,777
                                                                    ------------
                                                                       3,209,777
                                                                    ------------

Finance - Mortgage & Related Services (1.01%)
      33,000     Freddie Mac                                           1,784,062
                                                                    ------------

Internet - ISP/Content (1.36%)
      26,800     America Online, Inc.*                                 1,440,500
      10,600     Yahoo!, Inc.*                                           964,600
                                                                    ------------
                                                                       2,405,100
                                                                    ------------

Internet - Network Security/Solutions (1.15%)
      36,800     Cisco Systems, Inc.*                                  2,033,200
                                                                    ------------

Media - Cable TV (2.58%)
      85,000     AT&T Corp. - Liberty Media Group*                     1,530,000
      55,000     Comcast Corp. - Special Class A                       2,251,562
      10,000     Time Warner, Inc.                                       782,500
                                                                    ------------
                                                                       4,564,062
                                                                    ------------

Media - Radio/TV (0.66%)
      20,000     Viacom, Inc. - Class A*                               1,170,000
                                                                    ------------

Medical - Biomedical/Genetics (2.24%)
      24,830     Amgen, Inc.*                                          1,733,832
      12,000     Genentech, Inc.*                                      2,228,250
                                                                    ------------
                                                                       3,962,082
                                                                    ------------

Medical - Ethical Drugs (2.88%)
      42,320     American Home Products Corp.                          2,393,725
      60,000     Pfizer, Inc.                                          2,696,250
                                                                    ------------
                                                                       5,089,975
                                                                    ------------
Medical - Products (1.04%)
      26,000     Guidant Corp.*                                        1,837,875
                                                                    ------------

Oil & Gas - Drilling (2.50%)
      40,000     Nabors Industries, Inc.*                              2,096,000
      39,750     Transocean Sedco Forex, Inc.                          2,330,343
                                                                    ------------
                                                                       4,426,343
                                                                    ------------

Oil & Gas - Field Services (1.49%)
      53,790     Halliburton Co.                                       2,632,348
                                                                    ------------

                                                              September 30, 2000
                                                              ------------------
Shares                                                                     Value
------                                                        ------------------
Common Stock (63.00%) - continued
Oil & Gas - International Integrated (1.38%)
      33,340     Total Fina SA - Spon. ADR                          $  2,448,406
                                                                    ------------

Oil & Gas - Machinery/Equipment (0.83%)
      20,000     Cooper Cameron Corp.*                                 1,473,750
                                                                    ------------

Oil & Gas - Production/Pipeline (3.05%)
      42,190     Enron Corp.                                           3,696,898
      40,000     Williams Cos., Inc.                                   1,690,000
                                                                    ------------
                                                                       5,386,898
                                                                    ------------

Oil & Gas - U.S. Exploration & Production (0.94%)
      25,000     Anadarko Petroleum Corp.                              1,661,500
                                                                    ------------

Retail - Apparel/Shoe (0.50%)
      40,000     Limited, Inc.                                           882,500
                                                                    ------------

Retail - Consumer Electronics (1.38%)
      38,360     Best Buy Co., Inc.*                                   2,440,655
                                                                    ------------

Retail - Drug Stores (1.33%)
      61,800     Walgreen Co.                                          2,344,537
                                                                    ------------

Retail - Super/Mini-Markets (1.26%)
      47,610     Safeway, Inc.*                                        2,222,791
                                                                    ------------

Retail/Wholesale Computers/Cellular (0.73%)
      20,000     RadioShack Corp.                                      1,292,500
                                                                    ------------

Telecommunications - Equipment (5.27%)
      11,010     Corning, Inc.                                         3,269,970
      35,000     Lucent Technologies, Inc.                             1,069,687
      48,000     Motorola, Inc.                                        1,356,000
      36,080     Nokia Corp. - Spon. ADR                               1,436,435
      18,000     Nortel Networks Corp.                                 1,072,125
      15,600     QUALCOMM, Inc.*                                       1,111,500
                                                                    ------------
                                                                       9,315,717
                                                                    ------------

Telecommunications - Services (2.78%)
      75,640     Qwest Communications
                 International, Inc.*                                  3,635,447
      42,000     Worldcom, Inc.*                                       1,275,750
                                                                    ------------
                                                                       4,911,197
                                                                    ------------

Utility - Electric Power (1.40%)
      50,000     Constellation Energy Group, Inc.                      2,487,500
                                                                    ------------

Utility - Telephone (1.18%)
      40,000     ALLTEL Corp.                                          2,087,500
                                                                    ------------
Total Common Stock
(Cost $91,695,198)                                                   111,395,298
                                                                    ------------

                        Berger Funds                                          49
                        Berger Funds o September 30, 2000 Combined Annual Report

                                                            Berger Balanced Fund
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

                                                              September 30, 2000
                                                              ------------------
Par Value                                                                  Value
---------                                                     ------------------
Corporate Debt - Non-Convertible (12.29%)
Banks - Foreign (0.90%)
  $1,600,000     Barclays Bank PLC -
                 5.95%, 7/15/2001                                   $  1,589,203
                                                                    ------------

Banks - Super Regional (1.72%)
   3,000,000     Wells Fargo & Co. -
                 7.25%, 8/24/2005                                      3,039,279
                                                                    ------------

Computer - Manufacturers (1.09%)
   2,000,000     IBM Corp. -
                 5.625%, 4/12/2004                                     1,931,450
                                                                    ------------

Finance - Consumer/Commercial Loans (3.90%)
   2,000,000     Boeing Capital Corp. -
                 6.21%, 8/15/2003                                      1,956,900
   2,000,000     Ford Motor Credit Corp. -
                 6.125%, 4/28/2003                                     1,956,846
   2,000,000     General Electric Capital Corp. -
                 5.89%, 5/11/2001                                      1,991,244
   1,000,000     General Motors Acceptance Corp. -
                 5.60%, 4/30/2002                                        981,566
                                                                    ------------
                                                                       6,886,556
                                                                    ------------

Finance - Investment Brokers (1.43%)
   1,045,000     Bear Stearns Co., Inc. -
                 6.50%, 8/1/2002                                       1,037,410
   1,000,000     Merrill Lynch & Co. -
                 5.71%, 1/15/2002                                        986,408
     500,000     Merrill Lynch & Co. -
                 6.02%, 5/11/2001                                        498,065
                                                                    ------------
                                                                       2,521,883
                                                                    ------------

Finance - Investment Management (1.15%)
   2,000,000     Morgan Stanley Dean Witter & Co. -
                 8.10%, 6/24/2002                                      2,041,798
                                                                    ------------

Insurance - Diversified (0.72%)
   1,275,000     Transamerica Financial Corp. -
                 6.125%, 11/1/2001                                     1,264,300
                                                                    ------------

Medical - Drugs/Diversified (1.11%)
         2,000,000         Warner Lambert Co. -
                  5.75%, 1/15/2003                                     1,963,462
                                                                    ------------
Retail - Super/Mini-Markets (0.27%)
     500,000     Albertson's, Inc. -
                 6.55%, 8/1/2004                                         483,951
                                                                    ------------
Total Corporate Debt - Non-Convertible
(Cost $22,135,764)                                                    21,721,882
                                                                    ------------

                                                              September 30, 2000
                                                              ------------------
Shares/Par Value                                                           Value
----------------                                              ------------------
Preferred Stock - Convertible (0.27%)
Utility - Electric Power (0.27%)
      10,200     TXU  Corp., 9.25%                                  $    476,212
                                                                    ------------
Total Preferred Stock - Convertible
(Cost $510,000)                                                          476,212
                                                                    ------------

U.S. Government Agency Obligations (18.74%)
 $15,000,000     FHLMC Discount Note -
                 6.25%, 7/15/2004                                     14,869,515
   5,000,000     FNMA Discount Note -
                 5.75%, 4/15/2003                                      4,915,355
   5,000,000     FNMA Discount Note -
                 7.125%, 2/15/2005                                     5,111,920
   8,000,000     FNMA Discount Note -
                 7.40%, 7/1/2004                                       8,232,704
                                                                    ------------
Total U.S. Government Agency Obligations
(Cost $32,432,689)                                                    33,129,494
                                                                    ------------

U.S. Treasury Notes (3.33%)
  $2,000,000     U.S. Treasury Note -
                 4.25%, 11/15/2003                                     1,904,376
   4,000,000     U.S. Treasury Note -
                 5.75%, 8/15/2003                                      3,980,000
                                                                    ------------
Total U.S. Treasury Notes
(Cost $5,839,554)                                                      5,884,376
                                                                    ------------

Repurchase Agreement (1.77%)
  $3,134,000     State Street Repurchase Agreement,
                 6.32% dated September 29, 2000,
                 to be repurchased at $3,135,651 on
                 October 2, 2000, collateralized by
                 FNMA Agency Note, 6.40% -
                 September 27, 2001 with a value
                 of $3,199,926                                      $  3,134,000
                                                                    ------------
Total Repurchase Agreement
(Cost $3,134,000)                                                      3,134,000
                                                                    ------------
Total Investments (Cost $155,747,205) (99.40%)                       175,741,262
Total Other Assets, Less Liabilities (0.60%)                           1,056,471
                                                                    ------------
Net Assets (100.00%)                                                $176,797,733
                                                                    ------------

* Non-income producing security.

ADR - American Depositary Receipt.

FHLMC - Federal Home Loan Mortgage Corp.

FNMA - Federal National Mortgage Association.

PLC - Public Limited Company.

See notes to financial statements.

50
Berger Funds o September 30, 2000 Combined Annual Report

Financial
Statements
--------------------------------------------------------------------------------

Statements of Assets and Liabilities

                                                                                      Berger               Berger
                                                                                 Information       New Generation            Berger
September 30, 2000                                                           Technology Fund                 Fund       Select Fund
------------------                                                           ---------------      ---------------   ---------------
Assets
Investments, at cost                                                         $    87,217,749      $   732,099,672   $    90,323,388
                                                                             ---------------      ---------------   ---------------
Investments, at value                                                        $   133,480,019      $   867,896,047   $   120,714,477
Cash                                                                                 632,234            1,471,559            88,186
Receivables
   Investment securities sold                                                             --           10,954,703                --
   Fund shares sold                                                                  309,613            9,739,283         2,018,607
   Dividends                                                                           3,212               53,894            64,250
   Interest                                                                            2,183               50,219             1,930
   Due from Advisor                                                                       --                   --                --
Investment held as collateral for securities loaned                               12,941,691          211,786,170        21,840,676
Deferred organization costs                                                            5,612                   --                --
                                                                             ---------------      ---------------   ---------------
        Total Assets                                                             147,374,564        1,101,951,875       144,728,126
                                                                             ---------------      ---------------   ---------------
Liabilities
Payables
   Investment securities purchased                                                   498,950           21,816,690           260,815
   Fund shares redeemed                                                               46,517            6,389,465           161,920
Collateral on securities loaned                                                   12,941,691          211,786,170        21,840,676
Accrued investment advisory fees                                                      91,923              575,499            72,423
Accrued custodian and accounting fees                                                  2,940               13,773             2,228
Accrued transfer agent fees                                                           21,064               67,623            20,068
Accrued 12b-1 fees                                                                    14,942              172,133            24,141
Accrued audit fees                                                                     9,985               13,685            12,285
Accrued shareholder reporting fees                                                     2,691               64,251             2,151
Other accrued expenses                                                                 4,992                1,651               174
                                                                             ---------------      ---------------   ---------------
        Total Liabilities                                                         13,635,695          240,900,940        22,396,881
                                                                             ---------------      ---------------   ---------------

Net Assets Applicable to Shares Outstanding                                  $   133,738,869      $   861,050,935   $   122,331,245
                                                                             ---------------      ---------------   ---------------
Components of Net Assets
Capital (par value and paid in surplus)                                      $    89,070,139      $   560,619,696   $    63,286,014
Undistributed net investment income/(Accumulated net investment loss)                 (1,192)             (27,673)           (5,507)
Undistributed net realized gain (loss) on securities and foreign currency
  transactions                                                                    (1,592,348)         164,662,537        28,659,649
Net unrealized appreciation on securities and foreign currency transactions       46,262,270          135,796,375        30,391,089
                                                                             ---------------      ---------------   ---------------
                                                                             $   133,738,869      $   861,050,935   $   122,331,245
                                                                             ---------------      ---------------   ---------------
Shares Outstanding                                                                 7,586,159(1)        22,666,462         4,844,826
                                                                             ---------------      ---------------   ---------------
Shares Authorized (par value $0.01)                                                Unlimited            Unlimited         Unlimited
                                                                             ---------------      ---------------   ---------------

Net Asset Value, Offering and Redemption Price Per Share                                 N/A                  N/A   $         25.25
                                                                             ---------------      ---------------   ---------------
Net Assets:
   Investor Shares                                                           $    72,173,334      $   853,153,818               N/A
                                                                             ---------------      ---------------   ---------------
   Institutional Shares                                                      $    61,565,535      $     7,897,117               N/A
                                                                             ---------------      ---------------   ---------------
Shares Outstanding:
   Investor Shares                                                                 4,102,042(1)        22,456,846               N/A
                                                                             ---------------      ---------------   ---------------
   Institutional Shares                                                            3,484,117(1)           209,616               N/A
                                                                             ---------------      ---------------   ---------------
Net Asset Value, Offering and Redemption Price Per Share:
   Investor Shares                                                           $         17.59(1)   $         37.99               N/A
                                                                             ---------------      ---------------   ---------------
   Institutional Shares                                                      $         17.67(1)   $         37.67               N/A
                                                                             ---------------      ---------------   ---------------


(1) Amounts adjusted to reflect a 7-for-1 share split, effective October 17, 2000 (See Note 7).

See notes to financial statements.

                        Financial Statements                                  51
                        Berger Funds o September 30, 2000 Combined Annual Report

--------------------------------------------------------------------------------

                                                                                      Berger            Berger           Berger
                                                                               Small Company         Small Cap          Mid Cap
September 30, 2000                                                               Growth Fund        Value Fund      Growth Fund
------------------                                                           ---------------   ---------------  ---------------
Assets
Investments, at cost                                                         $ 1,064,178,598   $ 1,617,623,425  $   101,865,910
                                                                             ---------------   ---------------  ---------------
Investments, at value                                                        $ 1,456,551,310   $ 1,732,653,688  $   122,611,346
Cash                                                                                 562,885           390,047           48,743
Receivables
   Investment securities sold                                                     50,682,427         6,527,445        1,796,051
   Fund shares sold                                                               25,283,882         7,505,539          425,319
   Dividends                                                                           7,399         1,186,187              978
   Interest                                                                           20,237            27,407            1,970
   Due from Advisor                                                                       --            42,609               --
Investment held as collateral for securities loaned                              276,332,924                --       31,322,911
Deferred organization costs                                                               --                --               --
                                                                             ---------------   ---------------  ---------------
        Total Assets                                                           1,809,441,064     1,748,332,922      156,207,318
                                                                             ---------------   ---------------  ---------------
Liabilities
Payables
   Investment securities purchased                                                43,166,549        22,425,070        2,125,236
   Fund shares redeemed                                                           13,741,833         3,183,874           69,713
Collateral on securities loaned                                                  276,332,924                --       31,322,911
Accrued investment advisory fees                                                     952,854         1,105,846           74,125
Accrued custodian and accounting fees                                                 22,615            26,095            1,970
Accrued transfer agent fees                                                          200,420            42,259           12,635
Accrued 12b-1 fees                                                                   296,548           177,538           24,709
Accrued audit fees                                                                    16,285            16,285           10,985
Accrued shareholder reporting fees                                                   281,873             5,311              561
Other accrued expenses                                                                 2,339             2,313              177
                                                                             ---------------   ---------------  ---------------
        Total Liabilities                                                        335,014,240        26,984,591       33,643,022
                                                                             ---------------   ---------------  ---------------

Net Assets Applicable to Shares Outstanding                                  $ 1,474,426,824   $ 1,721,348,331  $   122,564,296
                                                                             ---------------   ---------------  ---------------
Components of Net Assets
Capital (par value and paid in surplus)                                      $   781,729,532   $ 1,454,941,352  $    84,525,990
Undistributed net investment income/(Accumulated net investment loss)               (124,093)       18,669,230           (1,744)
Undistributed net realized gain (loss) on securities and foreign currency
  transactions                                                                   300,448,673       132,707,486       17,294,614
Net unrealized appreciation on securities and foreign currency transactions      392,372,712       115,030,263       20,745,436
                                                                             ---------------   ---------------  ---------------
                                                                             $ 1,474,426,824   $ 1,721,348,331  $   122,564,296
                                                                             ---------------   ---------------  ---------------
Shares Outstanding                                                               198,394,425        69,346,467        2,970,142
                                                                             ---------------   ---------------  ---------------
Shares Authorized (par value $0.01)                                                Unlimited         Unlimited        Unlimited
                                                                             ---------------   ---------------  ---------------

Net Asset Value, Offering and Redemption Price Per Share                                 N/A               N/A  $         41.27
                                                                             ---------------   ---------------  ---------------
Net Assets:
   Investor Shares                                                           $ 1,468,540,704   $   859,030,375              N/A
                                                                             ---------------   ---------------  ---------------
   Institutional Shares                                                      $     5,886,120   $   862,317,956              N/A
                                                                             ---------------   ---------------  ---------------
Shares Outstanding:
   Investor Shares                                                               197,602,732        34,671,489              N/A
                                                                             ---------------   ---------------  ---------------
   Institutional Shares                                                              791,693        34,674,978              N/A
                                                                             ---------------   ---------------  ---------------
Net Asset Value, Offering and Redemption Price Per Share:
   Investor Shares                                                           $          7.43   $         24.78              N/A
                                                                             ---------------   ---------------  ---------------
   Institutional Shares                                                      $          7.43   $         24.87              N/A
                                                                             ---------------   ---------------  ---------------

                                                                                      Berger                             Berger
                                                                                     Mid Cap           Berger        Growth and
September 30, 2000                                                                Value Fund      Growth Fund       Income Fund
------------------                                                           ---------------  ---------------   ---------------
Assets
Investments, at cost                                                         $    29,592,443  $ 1,322,725,934   $   521,710,002
                                                                             ---------------  ---------------   ---------------
Investments, at value                                                        $    33,180,441  $ 1,954,162,643   $   727,898,496
Cash                                                                                  98,010           95,501         4,902,520
Receivables
   Investment securities sold                                                      1,226,563               --                --
   Fund shares sold                                                                   70,690          605,262         1,332,036
   Dividends                                                                          44,420          106,495           384,322
   Interest                                                                              521            9,407           743,482
   Due from Advisor                                                                       --               --                --
Investment held as collateral for securities loaned                                9,270,659               --                --
Deferred organization costs                                                               --               --                --
                                                                             ---------------  ---------------   ---------------
        Total Assets                                                              43,891,304    1,954,979,308       735,260,856
                                                                             ---------------  ---------------   ---------------
Liabilities
Payables
   Investment securities purchased                                                 1,530,180        4,530,701         9,091,027
   Fund shares redeemed                                                               29,259          733,906           150,776
Collateral on securities loaned                                                    9,270,659               --                --
Accrued investment advisory fees                                                      20,271        1,086,894           428,956
Accrued custodian and accounting fees                                                    939           28,754            10,890
Accrued transfer agent fees                                                            9,157          333,141           125,714
Accrued 12b-1 fees                                                                     6,758          395,117           146,105
Accrued audit fees                                                                    10,685           22,318            15,685
Accrued shareholder reporting fees                                                       577           73,168            18,193
Other accrued expenses                                                                    44            2,826             1,013
                                                                             ---------------  ---------------   ---------------
        Total Liabilities                                                         10,878,529        7,206,825         9,988,359
                                                                             ---------------  ---------------   ---------------

Net Assets Applicable to Shares Outstanding                                  $    33,012,775  $ 1,947,772,483   $   725,272,497
                                                                             ---------------  ---------------   ---------------
Components of Net Assets
Capital (par value and paid in surplus)                                      $    24,515,021  $ 1,052,076,878   $   441,663,632
Undistributed net investment income/(Accumulated net investment loss)                175,087         (347,362)          (64,921)
Undistributed net realized gain (loss) on securities and foreign currency
  transactions                                                                     4,734,669      264,606,258        77,485,292
Net unrealized appreciation on securities and foreign currency transactions        3,587,998      631,436,709       206,188,494
                                                                             ---------------  ---------------   ---------------
                                                                             $    33,012,775  $ 1,947,772,483   $   725,272,497
                                                                             ---------------  ---------------   ---------------
Shares Outstanding                                                                 2,287,592       93,328,114        33,881,737
                                                                             ---------------  ---------------   ---------------
Shares Authorized (par value $0.01)                                                Unlimited      200,000,000       100,000,000
                                                                             ---------------  ---------------   ---------------

Net Asset Value, Offering and Redemption Price Per Share                     $         14.43  $         20.87   $         21.41
                                                                             ---------------  ---------------   ---------------
Net Assets:
   Investor Shares                                                                       N/A              N/A               N/A
                                                                             ---------------  ---------------   ---------------
   Institutional Shares                                                                  N/A              N/A               N/A
                                                                             ---------------  ---------------   ---------------
Shares Outstanding:
   Investor Shares                                                                       N/A              N/A               N/A
                                                                             ---------------  ---------------   ---------------
   Institutional Shares                                                                  N/A              N/A               N/A
                                                                             ---------------  ---------------   ---------------
Net Asset Value, Offering and Redemption Price Per Share:
   Investor Shares                                                                       N/A              N/A               N/A
                                                                             ---------------  ---------------   ---------------
   Institutional Shares                                                                  N/A              N/A               N/A
                                                                             ---------------  ---------------   ---------------

                                                                                      Berger
                                                                                    Balanced
September 30, 2000                                                                      Fund
------------------                                                           ---------------
Assets
Investments, at cost                                                         $   155,747,205
                                                                             ---------------
Investments, at value                                                        $   175,741,262
Cash                                                                                     883
Receivables
   Investment securities sold                                                      2,189,874
   Fund shares sold                                                                  434,260
   Dividends                                                                          66,687
   Interest                                                                          913,342
   Due from Advisor                                                                       --
Investment held as collateral for securities loaned                                1,046,640
Deferred organization costs                                                               --
                                                                             ---------------
        Total Assets                                                             180,392,948
                                                                             ---------------
Liabilities
Payables
   Investment securities purchased                                                 2,205,156
   Fund shares redeemed                                                              172,774
Collateral on securities loaned                                                    1,046,640
Accrued investment advisory fees                                                     101,646
Accrued custodian and accounting fees                                                  3,086
Accrued transfer agent fees                                                           14,904
Accrued 12b-1 fees                                                                    36,301
Accrued audit fees                                                                    12,285
Accrued shareholder reporting fees                                                     2,169
Other accrued expenses                                                                   254
                                                                             ---------------
        Total Liabilities                                                          3,595,215
                                                                             ---------------

Net Assets Applicable to Shares Outstanding                                  $   176,797,733
                                                                             ---------------
Components of Net Assets
Capital (par value and paid in surplus)                                      $   137,504,359
Undistributed net investment income/(Accumulated net investment loss)                160,081
Undistributed net realized gain (loss) on securities and foreign currency
  transactions                                                                    19,139,236
Net unrealized appreciation on securities and foreign currency transactions       19,994,057
                                                                             ---------------
                                                                             $   176,797,733
                                                                             ---------------
Shares Outstanding                                                                 9,124,276
                                                                             ---------------
Shares Authorized (par value $0.01)                                                Unlimited
                                                                             ---------------

Net Asset Value, Offering and Redemption Price Per Share                     $         19.38
                                                                             ---------------
Net Assets:
   Investor Shares                                                                       N/A
                                                                             ---------------
   Institutional Shares                                                                  N/A
                                                                             ---------------
Shares Outstanding:
   Investor Shares                                                                       N/A
                                                                             ---------------
   Institutional Shares                                                                  N/A
                                                                             ---------------
Net Asset Value, Offering and Redemption Price Per Share:
   Investor Shares                                                                       N/A
                                                                             ---------------
   Institutional Shares                                                                  N/A
                                                                             ---------------

52
Berger Funds o September 30, 2000 Combined Annual Report

Financial
Statements
--------------------------------------------------------------------------------

Statements of Operations

                                                                                         Berger          Berger
                                                                                    Information  New Generation          Berger
For the Year Ended September 30, 2000                                           Technology Fund            Fund     Select Fund
-------------------------------------                                           ---------------  --------------   -------------
Investment Income
Income
   Dividends                                                                      $      44,719   $     202,879   $     107,905
   Interest                                                                             158,887         303,366         319,866
   Securities lending income                                                             63,988         771,214         116,672
                                                                                  -------------   -------------   -------------
        Total Income                                                                    267,594       1,277,459         544,443
                                                                                  -------------   -------------   -------------

Expenses
   Investment advisory fees                                                             848,717       6,068,735         998,698
   Accounting fees                                                                       26,170          96,611          19,209
   Custodian fees                                                                        14,887          61,276          10,103
   Transfer agent fees                                                                  151,528         720,920         145,136
   Registration fees                                                                     66,428         102,550          41,044
   12b-1 fees (Investor Shares or single-class funds only)                              114,997       1,809,687         332,899
   Audit fees                                                                            16,725          20,725          18,725
   Legal fees                                                                             2,076          16,735           3,364
   Directors'/Trustees' fees and expenses                                                 5,344          38,629           7,401
   Shareholder reporting fees                                                            56,587         300,279          57,459
   Amortization of deferred organization costs                                            3,711              --              --
   Interest expense                                                                         366         198,388           5,884
   Other expenses                                                                         1,831          14,937           3,258
                                                                                  -------------   -------------   -------------
     Gross Expenses                                                                   1,309,367       9,449,472       1,643,180
     Less fees waived by Advisor                                                             --         (14,052)             --
     Less fees paid indirectly                                                               --          (1,575)        (12,097)
     Less earnings credits                                                               (7,787)        (58,915)        (11,403)
                                                                                  -------------   -------------   -------------
     Net Expenses                                                                     1,301,580       9,374,930       1,619,680
                                                                                  -------------   -------------   -------------
     Net Investment Income (Loss)                                                    (1,033,986)     (8,097,471)     (1,075,237)
                                                                                  -------------   -------------   -------------

Net Realized and Unrealized Gain on Securities and Foreign Currency Transactions
Net realized gain (loss) on securities and foreign currency transactions             (1,565,150)    177,147,820      29,900,230
Net realized gain on distributions from investment companies                                 --              --              --
Net change in unrealized appreciation on securities and foreign currency
  transactions                                                                       38,489,519      63,212,050      22,159,622
                                                                                  -------------   -------------   -------------
Net Realized and Unrealized Gain on Securities and Foreign Currency Transactions     36,924,369     240,359,870      52,059,852
                                                                                  -------------   -------------   -------------
Net Increase in Net Assets Resulting from Operations                              $  35,890,383   $ 232,262,399   $  50,984,615
                                                                                  -------------   -------------   -------------
Foreign taxes withheld                                                            $       1,828              --   $         529
                                                                                  -------------   -------------   -------------

See notes to financial statements.

                        Financial Statements                                  53
                        Berger Funds o September 30, 2000 Combined Annual Report

--------------------------------------------------------------------------------

                                                                                       Berger          Berger          Berger
                                                                                Small Company       Small Cap         Mid Cap
For the Year Ended September 30, 2000                                             Growth Fund      Value Fund     Growth Fund
-------------------------------------                                           -------------   -------------   -------------
Investment Income
Income
   Dividends                                                                    $     137,482   $  27,840,458   $      30,069
   Interest                                                                         4,698,516       7,000,007         291,497
   Securities lending income                                                          655,051              --         100,624
                                                                                -------------   -------------   -------------
        Total Income                                                                5,491,049      34,840,465         422,190
                                                                                -------------   -------------   -------------

Expenses
   Investment advisory fees                                                        10,139,725       9,858,372         726,893
   Accounting fees                                                                    144,531         147,211          16,457
   Custodian fees                                                                     105,532         118,218          15,252
   Transfer agent fees                                                              1,428,657         432,055         124,115
   Registration fees                                                                  110,386         248,956          36,430
   12b-1 fees (Investor Shares or single-class funds only)                          3,123,553       1,544,027         242,298
   Audit fees                                                                          24,725          24,725          16,725
   Legal fees                                                                          29,094          34,306           1,998
   Directors'/Trustees' fees and expenses                                              66,075          64,981           5,313
   Shareholder reporting fees                                                         690,588         235,562          43,496
   Amortization of deferred organization costs                                             --              --              --
   Interest expense                                                                    42,268          25,663          16,669
   Other expenses                                                                      25,497          22,036           1,030
                                                                                -------------   -------------   -------------
     Gross Expenses                                                                15,930,631      12,756,112       1,246,676
     Less fees waived by Advisor                                                      (13,851)       (224,272)             --
     Less fees paid indirectly                                                             --              --              --
     Less earnings credits                                                           (104,514)        (82,378)        (11,538)
                                                                                -------------   -------------   -------------
     Net Expenses                                                                  15,812,266      12,449,462       1,235,138
                                                                                -------------   -------------   -------------
     Net Investment Income (Loss)                                                 (10,321,217)     22,391,003        (812,948)
                                                                                -------------   -------------   -------------

Net Realized and Unrealized Gain on Securities and Foreign Currency Transactions
Net realized gain (loss) on securities and foreign currency transactions          325,582,758     131,799,172      18,335,737
Net realized gain on distributions from investment companies                               --              --              --
Net change in unrealized appreciation on securities and foreign currency
  transactions                                                                    245,661,268      95,023,362      17,019,658
                                                                                -------------   -------------   -------------
Net Realized and Unrealized Gain on Securities and Foreign Currency Transactions  571,244,026     226,822,534      35,355,395
                                                                                -------------   -------------   -------------
Net Increase in Net Assets Resulting from Operations                            $ 560,922,809   $ 249,213,537   $  34,542,447
                                                                                -------------   -------------   -------------
Foreign taxes withheld                                                                     --              --              --
                                                                                -------------   -------------   -------------

                                                                                       Berger                          Berger
                                                                                      Mid Cap          Berger      Growth and
For the Year Ended September 30, 2000                                              Value Fund     Growth Fund     Income Fund
-------------------------------------                                           -------------   -------------   -------------
Investment Income
Income
   Dividends                                                                    $     508,045   $   3,258,462   $   2,985,313
   Interest                                                                            67,046       1,269,005       2,951,976
   Securities lending income                                                            9,852              --              --
                                                                                -------------   -------------   -------------
        Total Income                                                                  584,943       4,527,467       5,937,289
                                                                                -------------   -------------   -------------

Expenses
   Investment advisory fees                                                           191,402      12,518,985       4,361,730
   Accounting fees                                                                     15,542         183,096          65,512
   Custodian fees                                                                      18,565         128,123          49,533
   Transfer agent fees                                                                 55,510       2,016,091         628,806
   Registration fees                                                                   26,033          45,617          58,532
   12b-1 fees (Investor Shares or single-class funds only)                             63,801       4,526,533       1,468,475
   Audit fees                                                                          16,225          33,725          23,725
   Legal fees                                                                             676          45,994          15,130
   Directors'/Trustees' fees and expenses                                               1,396         101,100          32,304
   Shareholder reporting fees                                                          16,003         767,118         226,201
   Amortization of deferred organization costs                                             --              --              --
   Interest expense                                                                       712          54,544          22,208
   Other expenses                                                                         842          52,710          14,489
                                                                                -------------   -------------   -------------
     Gross Expenses                                                                   406,707      20,473,636       6,966,645
     Less fees waived by Advisor                                                           --              --              --
     Less fees paid indirectly                                                             --         (26,357)         (7,151)
     Less earnings credits                                                             (6,085)       (109,575)        (52,008)
                                                                                -------------   -------------   -------------
     Net Expenses                                                                     400,622      20,337,704       6,907,486
                                                                                -------------   -------------   -------------
     Net Investment Income (Loss)                                                     184,321     (15,810,237)       (970,197)
                                                                                -------------   -------------   -------------

Net Realized and Unrealized Gain on Securities and Foreign Currency Transactions
Net realized gain (loss) on securities and foreign currency transactions            4,847,820     285,513,582      80,409,828
Net realized gain on distributions from investment companies                           20,100              --              --
Net change in unrealized appreciation on securities and foreign currency
  transactions                                                                      1,477,900     511,850,542     135,808,985
                                                                                -------------   -------------   -------------
Net Realized and Unrealized Gain on Securities and Foreign Currency Transactions    6,345,820     797,364,124     216,218,813
                                                                                -------------   -------------   -------------
Net Increase in Net Assets Resulting from Operations                            $   6,530,141   $ 781,553,887   $ 215,248,616
                                                                                -------------   -------------   -------------
Foreign taxes withheld                                                          $         797   $     123,439   $     101,520
                                                                                -------------   -------------   -------------

                                                                                         Berger
                                                                                       Balanced
For the Year Ended September 30, 2000                                                      Fund
-------------------------------------                                             -------------
Investment Income
Income
   Dividends                                                                      $     598,237
   Interest                                                                           3,649,733
   Securities lending income                                                             48,931
                                                                                  -------------
        Total Income                                                                  4,296,901
                                                                                  -------------

Expenses
   Investment advisory fees                                                           1,151,278
   Accounting fees                                                                       22,848
   Custodian fees                                                                        13,555
   Transfer agent fees                                                                  139,136
   Registration fees                                                                     42,062
   12b-1 fees (Investor Shares or single-class funds only)                              411,171
   Audit fees                                                                            18,725
   Legal fees                                                                             4,163
   Directors'/Trustees' fees and expenses                                                 9,242
   Shareholder reporting fees                                                            56,007
   Amortization of deferred organization costs                                               --
   Interest expense                                                                       3,984
   Other expenses                                                                         3,397
                                                                                  -------------
     Gross Expenses                                                                   1,875,568
     Less fees waived by Advisor                                                             --
     Less fees paid indirectly                                                           (6,318)
     Less earnings credits                                                              (12,512)
                                                                                  -------------
     Net Expenses                                                                     1,856,738
                                                                                  -------------
     Net Investment Income (Loss)                                                     2,440,163
                                                                                  -------------

Net Realized and Unrealized Gain on Securities and Foreign Currency Transactions
Net realized gain (loss) on securities and foreign currency transactions             20,090,218
Net realized gain on distributions from investment companies                                 --
Net change in unrealized appreciation on securities and foreign currency
  transactions                                                                       13,290,443
                                                                                  -------------
Net Realized and Unrealized Gain on Securities and Foreign Currency Transactions     33,380,661
                                                                                  -------------
Net Increase in Net Assets Resulting from Operations                              $  35,820,824
                                                                                  -------------
Foreign taxes withheld                                                            $       6,435
                                                                                  -------------

54
Berger Funds o September 30, 2000 Combined Annual Report

Financial
Statements
--------------------------------------------------------------------------------

Statements of Changes in Net Assets

                                                                                                 Berger
                                                                                               Information
                                                                                             Technology Fund
                                                                          ---------------------------------------------------
                                                                               Year Ended         Period from      Year Ended
                                                                            September 30,    March 1, 1999 to    February 28,
                                                                                     2000  September 30, 1999            1999
                                                                          ---------------  ------------------ ---------------
From Operations
Net investment income (loss)                                              $    (1,033,986)  $      (131,128)  $       (85,891)
Net realized gain (loss) on securities and foreign currency transactions       (1,565,150)          388,198           123,091
Net realized gain on futures contracts                                                 --                --                --
Net realized gain on distributions from investment companies                           --                --                --
Net change in unrealized appreciation on securities and foreign currency
  transactions                                                                 38,489,519         4,446,738         2,901,441
                                                                          ---------------   ---------------   ---------------
Net Increase in Net Assets Resulting from Operations                           35,890,383         4,703,808         2,938,641
                                                                          ---------------   ---------------   ---------------

From Dividends and Distributions to Shareholders
Dividends from net investment income:
   Investor Shares and single-class Funds only                                         --                --                --
   Institutional Shares                                                                --                --                --
Distributions in excess of net investment income:
   Investor Shares and single-class Funds only                                         --                --                --
Distributions from net realized gains on securities
  and foreign currency transactions:
   Investor Shares and single-class Funds only                                         --                --                --
   Institutional Shares                                                                --          (240,971)               --
Distributions in excess of net realized gains on securities
  and foreign currency transactions:
   Investor Shares and single-class Funds only                                    (72,678)               --                --
   Institutional Shares                                                          (153,075)               --                --
                                                                          ---------------   ---------------   ---------------
Net Decrease in Net Assets from Dividends and Distributions to
  Shareholders                                                                   (225,753)         (240,971)               --
                                                                          ---------------   ---------------   ---------------
From Fund Share Transactions (Note 5)
Proceeds from shares sold                                                     119,071,235         9,473,739         8,406,475
Net asset value of shares issued in reinvestment of dividends and
  distributions                                                                   225,245           240,876                --
Payments for shares redeemed                                                  (46,127,009)       (1,718,686)       (1,572,857)
                                                                          ---------------   ---------------   ---------------
Net Increase (Decrease) in Net Assets Derived from Fund Share
  Transactions                                                                 73,169,471         7,995,929         6,833,618
                                                                          ---------------   ---------------   ---------------
Net Increase in Net Assets                                                    108,834,101        12,458,766         9,772,259

Net Assets
Beginning of period                                                            24,904,768        12,446,002         2,673,743
                                                                          ---------------   ---------------   ---------------
End of period                                                             $   133,738,869   $    24,904,768   $    12,446,002
                                                                          ---------------   ---------------   ---------------
Undistributed net investment income/(Accumulated net investment loss)     $        (1,192)               --                --
                                                                          ---------------   ---------------   ---------------
Transactions in Fund Shares(1) (Note 5)
Shares sold                                                                     7,431,977         1,276,247         1,633,989
Shares issued to shareholders in reinvestment of dividends and
  distributions                                                                    14,252            31,528                --
Shares redeemed                                                                (2,893,562)         (238,112)         (290,955)
                                                                          ---------------   ---------------   ---------------
Net Increase (Decrease) in Shares                                               4,552,667         1,069,663         1,343,034
Shares outstanding, beginning of period                                         3,033,492         1,963,829           620,795
                                                                          ---------------   ---------------   ---------------
Shares outstanding, end of period                                               7,586,159         3,033,492         1,963,829
                                                                          ---------------   ---------------   ---------------



(1) Share data for Berger Information Technology Fund have been adjusted to reflect a 7-for-1 share split, effective October 17, 2000 (See Note 7).

See notes to financial statements.

                        Financial Statements                                 55
                        Berger Funds o September 30, 2000 Combined Annual Report

--------------------------------------------------------------------------------

                                                                                          Berger
                                                                                      New Generation
                                                                                           Fund
                                                                            ---------------------------------
                                                                                Years Ended September 30,
                                                                                 2000              1999
                                                                            ---------------   ---------------
From Operations
Net investment income (loss)                                                $    (8,097,471)  $    (2,457,353)
Net realized gain (loss) on securities and foreign currency transactions        177,147,820        70,131,198
Net realized gain on futures contracts                                                   --                --
Net realized gain on distributions from investment companies                             --                --
Net change in unrealized appreciation on securities and foreign currency
  transactions                                                                   63,212,050        62,553,374
                                                                            ---------------   ---------------
Net Increase in Net Assets Resulting from Operations                            232,262,399       130,227,219
                                                                            ---------------   ---------------

From Dividends and Distributions to Shareholders
Dividends from net investment income:
   Investor Shares and single-class Funds only                                           --                --
   Institutional Shares                                                                  --                --
Distributions in excess of net investment income:
   Investor Shares and single-class Funds only                                           --                --
Distributions from net realized gains on securities
  and foreign currency transactions:
   Investor Shares and single-class Funds only                                  (71,664,764)       (4,495,277)
   Institutional Shares                                                            (146,231)               --
Distributions in excess of net realized gains on securities
  and foreign currency transactions:
   Investor Shares and single-class Funds only                                           --                --
   Institutional Shares                                                                  --                --
                                                                            ---------------   ---------------
Net Decrease in Net Assets from Dividends and Distributions to
  Shareholders                                                                  (71,810,995)       (4,495,277)
                                                                            ---------------   ---------------
From Fund Share Transactions (Note 5)
Proceeds from shares sold                                                       946,576,329       266,445,474
Net asset value of shares issued in reinvestment of dividends and
  distributions                                                                  67,721,581         4,318,823
Payments for shares redeemed                                                   (644,983,039)     (178,904,170)
                                                                            ---------------   ---------------
Net Increase (Decrease) in Net Assets Derived from Fund Share
  Transactions                                                                  369,314,871        91,860,127
                                                                            ---------------   ---------------
Net Increase in Net Assets                                                      529,766,275       217,592,069

Net Assets
Beginning of period                                                             331,284,660       113,692,591
                                                                            ---------------   ---------------
End of period                                                               $   861,050,935   $   331,284,660
                                                                            ---------------   ---------------
Undistributed net investment income/(Accumulated net investment loss)       $       (27,673)  $       (17,460)
                                                                            ---------------   ---------------
Transactions in Fund Shares(1) (Note 5)
Shares sold                                                                      25,633,117        12,508,663
Shares issued to shareholders in reinvestment of dividends and
  distributions                                                                   1,991,235           305,888
Shares redeemed                                                                 (17,811,606)       (8,938,999)
                                                                            ---------------   ---------------
Net Increase (Decrease) in Shares                                                 9,812,746         3,875,552
Shares outstanding, beginning of period                                          12,853,716         8,978,164
                                                                            ---------------   ---------------
Shares outstanding, end of period                                                22,666,462        12,853,716
                                                                            ---------------   ---------------


                                                                                           Berger
                                                                                         Select Fund
                                                                              ---------------------------------
                                                                                  Years Ended September 30,
                                                                                    2000              1999
                                                                              ---------------   ---------------
From Operations
Net investment income (loss)                                                  $    (1,075,237)  $       267,758
Net realized gain (loss) on securities and foreign currency transactions           29,900,230        26,109,272
Net realized gain on futures contracts                                                     --           613,845
Net realized gain on distributions from investment companies                               --                --
Net change in unrealized appreciation on securities and foreign currency
  transactions                                                                     22,159,622         8,283,724
                                                                              ---------------   ---------------
Net Increase in Net Assets Resulting from Operations                               50,984,615        35,274,599
                                                                              ---------------   ---------------

From Dividends and Distributions to Shareholders
Dividends from net investment income:
   Investor Shares and single-class Funds only                                             --          (267,759)
   Institutional Shares                                                                    --                --
Distributions in excess of net investment income:
   Investor Shares and single-class Funds only                                       (120,494)         (102,138)
Distributions from net realized gains on securities
  and foreign currency transactions:
   Investor Shares and single-class Funds only                                    (24,429,656)       (4,692,942)
   Institutional Shares                                                                    --                --
Distributions in excess of net realized gains on securities
  and foreign currency transactions:
   Investor Shares and single-class Funds only                                             --                --
   Institutional Shares                                                                    --                --
                                                                              ---------------   ---------------
Net Decrease in Net Assets from Dividends and Distributions to
  Shareholders                                                                    (24,550,150)       (5,062,839)
                                                                              ---------------   ---------------
From Fund Share Transactions (Note 5)
Proceeds from shares sold                                                          69,127,672       135,890,110
Net asset value of shares issued in reinvestment of dividends and
  distributions                                                                    23,772,870         4,474,373
Payments for shares redeemed                                                      (98,355,421)     (110,795,590)
                                                                              ---------------   ---------------
Net Increase (Decrease) in Net Assets Derived from Fund Share
  Transactions                                                                     (5,454,879)       29,568,893
                                                                              ---------------   ---------------
Net Increase in Net Assets                                                         20,979,586        59,780,653

Net Assets
Beginning of period                                                               101,351,659        41,571,006
                                                                              ---------------   ---------------
End of period                                                                 $   122,331,245   $   101,351,659
                                                                              ---------------   ---------------
Undistributed net investment income/(Accumulated net investment loss)         $        (5,507)  $       113,316
                                                                              ---------------   ---------------
Transactions in Fund Shares(1) (Note 5)
Shares sold                                                                         2,789,149         8,477,635
Shares issued to shareholders in reinvestment of dividends and
  distributions                                                                       969,530           290,230
Shares redeemed                                                                    (4,200,334)       (6,617,655)
                                                                              ---------------   ---------------
Net Increase (Decrease) in Shares                                                    (441,655)        2,150,210
Shares outstanding, beginning of period                                             5,286,481         3,136,271
                                                                              ---------------   ---------------
Shares outstanding, end of period                                                   4,844,826         5,286,481
                                                                              ---------------   ---------------

                                                                                            Berger
                                                                                         Small Company
                                                                                          Growth Fund
                                                                                ---------------------------------
                                                                                    Years Ended September 30,
                                                                                      2000              1999
                                                                                ---------------   ---------------
From Operations
Net investment income (loss)                                                    $   (10,321,217)  $    (7,513,231)
Net realized gain (loss) on securities and foreign currency transactions            325,582,758       189,375,085
Net realized gain on futures contracts                                                       --                --
Net realized gain on distributions from investment companies                                 --                --
Net change in unrealized appreciation on securities and foreign currency
  transactions                                                                      245,661,268       119,733,366
                                                                                ---------------   ---------------
Net Increase in Net Assets Resulting from Operations                                560,922,809       301,595,220
                                                                                ---------------   ---------------

From Dividends and Distributions to Shareholders
Dividends from net investment income:
   Investor Shares and single-class Funds only                                               --                --
   Institutional Shares                                                                      --                --
Distributions in excess of net investment income:
   Investor Shares and single-class Funds only                                               --                --
Distributions from net realized gains on securities
  and foreign currency transactions:
   Investor Shares and single-class Funds only                                     (193,050,831)     (105,864,218)
   Institutional Shares                                                                (107,996)               --
Distributions in excess of net realized gains on securities
  and foreign currency transactions:
   Investor Shares and single-class Funds only                                               --                --
   Institutional Shares                                                                      --                --
                                                                                ---------------   ---------------
Net Decrease in Net Assets from Dividends and Distributions to
  Shareholders                                                                     (193,158,827)     (105,864,218)
                                                                                ---------------   ---------------
From Fund Share Transactions (Note 5)
Proceeds from shares sold                                                         1,359,540,857       237,959,062
Net asset value of shares issued in reinvestment of dividends and
  distributions                                                                     189,000,774       102,148,841
Payments for shares redeemed                                                     (1,117,515,779)     (421,943,412)
                                                                                ---------------   ---------------
Net Increase (Decrease) in Net Assets Derived from Fund Share
  Transactions                                                                      431,025,852       (81,835,509)
                                                                                ---------------   ---------------
Net Increase in Net Assets                                                          798,789,834       113,895,493

Net Assets
Beginning of period                                                                 675,636,990       561,741,497
                                                                                ---------------   ---------------
End of period                                                                   $ 1,474,426,824   $   675,636,990
                                                                                ---------------   ---------------
Undistributed net investment income/(Accumulated net investment loss)           $      (124,093)  $       (84,091)
                                                                                ---------------   ---------------
Transactions in Fund Shares(1) (Note 5)
Shares sold                                                                         188,217,874        59,395,752
Shares issued to shareholders in reinvestment of dividends and
  distributions                                                                      30,337,350        30,583,466
Shares redeemed                                                                    (159,164,729)     (106,782,836)
                                                                                ---------------   ---------------
Net Increase (Decrease) in Shares                                                    59,390,495       (16,803,618)
Shares outstanding, beginning of period                                             139,003,930       155,807,548
                                                                                ---------------   ---------------
Shares outstanding, end of period                                                   198,394,425       139,003,930
                                                                                ---------------   ---------------

                                                                                            Berger
                                                                                           Small Cap
                                                                                           Value Fund
                                                                                ---------------------------------
                                                                                     Years Ended September 30,
                                                                                       2000              1999
                                                                                ---------------   ---------------
From Operations
Net investment income (loss)                                                    $    22,391,003   $     6,803,460
Net realized gain (loss) on securities and foreign currency transactions            131,799,172        11,471,038
Net realized gain on futures contracts                                                       --                --
Net realized gain on distributions from investment companies                                              557,430
Net change in unrealized appreciation on securities and foreign currency
  transactions                                                                       95,023,362        42,568,780
                                                                                ---------------   ---------------
Net Increase in Net Assets Resulting from Operations                                249,213,537        61,400,708
                                                                                ---------------   ---------------

From Dividends and Distributions to Shareholders
Dividends from net investment income:
   Investor Shares and single-class Funds only                                       (4,123,328)         (554,980)
   Institutional Shares                                                              (5,601,904)       (1,033,592)
Distributions in excess of net investment income:
   Investor Shares and single-class Funds only                                               --                --
Distributions from net realized gains on securities
  and foreign currency transactions:
   Investor Shares and single-class Funds only                                       (4,761,704)       (6,307,111)
   Institutional Shares                                                              (5,368,562)       (4,874,484)
Distributions in excess of net realized gains on securities
  and foreign currency transactions:
   Investor Shares and single-class Funds only                                               --                --
   Institutional Shares                                                                      --                --
                                                                                ---------------   ---------------
Net Decrease in Net Assets from Dividends and Distributions to
  Shareholders                                                                      (19,855,498)      (12,770,167)
                                                                                ---------------   ---------------
From Fund Share Transactions (Note 5)
Proceeds from shares sold                                                         1,093,487,869       740,240,947
Net asset value of shares issued in reinvestment of dividends and
  distributions                                                                      15,420,635         9,947,049
Payments for shares redeemed                                                       (405,327,916)     (211,660,639)
                                                                                ---------------   ---------------
Net Increase (Decrease) in Net Assets Derived from Fund Share
  Transactions                                                                      703,580,588       538,527,357
                                                                                ---------------   ---------------
Net Increase in Net Assets                                                          932,938,627       587,157,898

Net Assets
Beginning of period                                                                 788,409,704       201,251,806
                                                                                ---------------   ---------------
End of period                                                                   $ 1,721,348,331   $   788,409,704
                                                                                ---------------   ---------------
Undistributed net investment income/(Accumulated net investment loss)           $    18,669,230   $     6,759,547
                                                                                ---------------   ---------------
Transactions in Fund Shares(1) (Note 5)
Shares sold                                                                          49,373,113        36,191,725
Shares issued to shareholders in reinvestment of dividends and
  distributions                                                                         735,730           532,011
Shares redeemed                                                                     (18,359,280)      (10,560,918)
                                                                                ---------------   ---------------
Net Increase (Decrease) in Shares                                                    31,749,563        26,162,818
Shares outstanding, beginning of period                                              37,596,904        11,434,086
                                                                                ---------------   ---------------
Shares outstanding, end of period                                                    69,346,467        37,596,904
                                                                                ---------------   ---------------

56
Berger Funds o September 30, 2000 Combined Annual Report

Financial
Statements
--------------------------------------------------------------------------------

Statements of Changes in Net Assets

                                                                                                    Berger
                                                                                                    Mid Cap
                                                                                                  Growth Fund
                                                                                       ---------------------------------
                                                                                               Years Ended September 30,
                                                                                                  2000              1999
                                                                                       ---------------   ---------------
From Operations
Net investment income (loss)                                                           $      (812,948)  $      (121,812)
Net realized gain on securities and foreign currency transactions                           18,335,737         2,534,503
Net realized gain on futures contracts                                                              --                --
Net realized gain on distributions from investment companies                                        --                --
Net change in unrealized appreciation on securities and foreign currency transactions       17,019,658         4,040,333
                                                                                       ---------------   ---------------
Net Increase in Net Assets Resulting from Operations                                        34,542,447         6,453,024
                                                                                       ---------------   ---------------

From Dividends and Distributions to Shareholders
Dividends from net investment income                                                                --                --
Distributions in excess of net investment income                                                    --                --
Distributions from net realized gains on securities and foreign currency transactions       (2,604,437)          (87,008)
                                                                                       ---------------   ---------------
Net Decrease in Net Assets from Dividends and Distributions to Shareholders                 (2,604,437)          (87,008)
                                                                                       ---------------   ---------------

From Fund Share Transactions
Proceeds from shares sold                                                                  134,338,287        23,393,763
Net asset value of shares issued in reinvestment of dividends and distributions              2,525,230            84,722
Payments for shares redeemed                                                               (71,787,343)       (8,577,110)
                                                                                       ---------------   ---------------
Net Increase (Decrease) in Net Assets Derived from Fund Share Transactions                  65,076,174        14,901,375
                                                                                       ---------------   ---------------
Net Increase in Net Assets                                                                  97,014,184        21,267,391

Net Assets
Beginning of period                                                                         25,550,112         4,282,721
                                                                                       ---------------   ---------------
End of period                                                                          $   122,564,296   $    25,550,112
                                                                                       ---------------   ---------------
Undistributed net investment income/(Accumulated net investment loss)                  $        (1,744)  $          (405)
                                                                                       ---------------   ---------------

Transactions in Fund Shares
Shares sold                                                                                  3,669,336         1,247,919
Shares issued to shareholders in reinvestment of dividends and distributions                    70,380             6,375
Shares redeemed                                                                             (1,940,540)         (475,129)
                                                                                       ---------------   ---------------
Net Increase (Decrease) in Shares                                                            1,799,176           779,165
Shares outstanding, beginning of period                                                      1,170,966           391,801
                                                                                       ---------------   ---------------
Shares outstanding, end of period                                                            2,970,142         1,170,966
                                                                                       ---------------   ---------------

See notes to financial statements.

                        Financial Statements                                  57
                        Berger Funds o September 30, 2000 Combined Annual Report

--------------------------------------------------------------------------------

                                                                                                       Berger
                                                                                                       Mid Cap
                                                                                                     Value Fund
                                                                                         ---------------------------------
                                                                                                 Years Ended September 30,
                                                                                                    2000              1999
                                                                                         ---------------   ---------------
From Operations
Net investment income (loss)                                                             $       184,321   $       126,159
Net realized gain on securities and foreign currency transactions                              4,847,820         2,470,373
Net realized gain on futures contracts                                                                --           116,325
Net realized gain on distributions from investment companies                                      20,100            62,909
Net change in unrealized appreciation on securities and foreign currency transactions          1,477,900         3,004,508
                                                                                         ---------------   ---------------
Net Increase in Net Assets Resulting from Operations                                           6,530,141         5,780,274
                                                                                         ---------------   ---------------

From Dividends and Distributions to Shareholders
Dividends from net investment income                                                             (78,818)         (116,337)
Distributions in excess of net investment income                                                      --                --
Distributions from net realized gains on securities and foreign currency transactions         (2,231,863)               --
                                                                                         ---------------   ---------------
Net Decrease in Net Assets from Dividends and Distributions to Shareholders                   (2,310,681)         (116,337)
                                                                                         ---------------   ---------------

From Fund Share Transactions
Proceeds from shares sold                                                                     16,224,571         9,641,513
Net asset value of shares issued in reinvestment of dividends and distributions                2,272,484           114,595
Payments for shares redeemed                                                                 (12,621,747)      (12,212,494)
                                                                                         ---------------   ---------------
Net Increase (Decrease) in Net Assets Derived from Fund Share Transactions                     5,875,308        (2,456,386)
                                                                                         ---------------   ---------------
Net Increase in Net Assets                                                                    10,094,768         3,207,551

Net Assets
Beginning of period                                                                           22,918,007        19,710,456
                                                                                         ---------------   ---------------
End of period                                                                            $    33,012,775   $    22,918,007
                                                                                         ---------------   ---------------
Undistributed net investment income/(Accumulated net investment loss)                    $       175,087   $        69,584
                                                                                         ---------------   ---------------

Transactions in Fund Shares
Shares sold                                                                                    1,178,675           792,667
Shares issued to shareholders in reinvestment of dividends and distributions                     187,190            10,513
Shares redeemed                                                                                 (961,433)       (1,032,615)
                                                                                         ---------------   ---------------
Net Increase (Decrease) in Shares                                                                404,432          (229,435)
Shares outstanding, beginning of period                                                        1,883,160         2,112,595
                                                                                         ---------------   ---------------
Shares outstanding, end of period                                                              2,287,592         1,883,160
                                                                                         ---------------   ---------------

                                                                                                         Berger
                                                                                                      Growth Fund
                                                                                           ---------------------------------
                                                                                                   Years Ended September 30,
                                                                                                      2000              1999
                                                                                           ---------------   ---------------
From Operations
Net investment income (loss)                                                               $   (15,810,237)  $    (5,553,325)
Net realized gain on securities and foreign currency transactions                              285,513,578       296,796,365
Net realized gain on futures contracts                                                                  --         4,015,058
Net realized gain on distributions from investment companies                                            --                --
Net change in unrealized appreciation on securities and foreign currency transactions          511,850,546       181,661,229
                                                                                           ---------------   ---------------
Net Increase in Net Assets Resulting from Operations                                           781,553,887       476,919,327
                                                                                           ---------------   ---------------

From Dividends and Distributions to Shareholders
Dividends from net investment income                                                                    --                --
Distributions in excess of net investment income                                                        --                --
Distributions from net realized gains on securities and foreign currency transactions         (294,401,149)     (100,312,667)
                                                                                           ---------------   ---------------
Net Decrease in Net Assets from Dividends and Distributions to Shareholders                   (294,401,149)     (100,312,667)
                                                                                           ---------------   ---------------

From Fund Share Transactions
Proceeds from shares sold                                                                       98,534,404       125,981,311
Net asset value of shares issued in reinvestment of dividends and distributions                287,586,198        97,500,281
Payments for shares redeemed                                                                  (259,294,552)     (553,122,803)
                                                                                           ---------------   ---------------
Net Increase (Decrease) in Net Assets Derived from Fund Share Transactions                     126,826,050      (329,641,211)
                                                                                           ---------------   ---------------
Net Increase in Net Assets                                                                     613,978,788        46,965,449

Net Assets
Beginning of period                                                                          1,333,793,695     1,286,828,246
                                                                                           ---------------   ---------------
End of period                                                                              $ 1,947,772,483   $ 1,333,793,695
                                                                                           ---------------   ---------------
Undistributed net investment income/(Accumulated net investment loss)                      $      (347,362)  $      (241,972)
                                                                                           ---------------   ---------------

Transactions in Fund Shares
Shares sold                                                                                      5,006,842         8,690,069
Shares issued to shareholders in reinvestment of dividends and distributions                    16,039,370         7,075,507
Shares redeemed                                                                                (13,463,692)      (37,344,829)
                                                                                           ---------------   ---------------
Net Increase (Decrease) in Shares                                                                7,582,520       (21,579,253)
Shares outstanding, beginning of period                                                         85,745,594       107,324,847
                                                                                           ---------------   ---------------
Shares outstanding, end of period                                                               93,328,114        85,745,594
                                                                                           ---------------   ---------------

                                                                                                          Berger
                                                                                                        Growth and
                                                                                                        Income Fund
                                                                                             ---------------------------------
                                                                                                     Years Ended September 30,
                                                                                                        2000              1999
                                                                                             ---------------   ---------------
From Operations
Net investment income (loss)                                                                 $      (970,197)  $      (797,736)
Net realized gain on securities and foreign currency transactions                                 80,409,828        65,478,686
Net realized gain on futures contracts                                                                    --                --
Net realized gain on distributions from investment companies                                              --                --
Net change in unrealized appreciation on securities and foreign currency transactions            135,808,985        46,438,095
                                                                                             ---------------   ---------------
Net Increase in Net Assets Resulting from Operations                                             215,248,616       111,119,045
                                                                                             ---------------   ---------------

From Dividends and Distributions to Shareholders
Dividends from net investment income                                                                      --                --
Distributions in excess of net investment income                                                          --          (257,511)
Distributions from net realized gains on securities and foreign currency transactions            (56,432,967)      (61,153,780)
                                                                                             ---------------   ---------------
Net Decrease in Net Assets from Dividends and Distributions to Shareholders                      (56,432,967)      (61,411,291)
                                                                                             ---------------   ---------------

From Fund Share Transactions
Proceeds from shares sold                                                                        278,763,933        72,124,316
Net asset value of shares issued in reinvestment of dividends and distributions                   54,706,474        58,191,986
Payments for shares redeemed                                                                    (146,369,933)     (101,997,289)
                                                                                             ---------------   ---------------
Net Increase (Decrease) in Net Assets Derived from Fund Share Transactions                       187,100,474        28,319,013
                                                                                             ---------------   ---------------
Net Increase in Net Assets                                                                       345,916,123        78,026,767

Net Assets
Beginning of period                                                                              379,356,374       301,329,607
                                                                                             ---------------   ---------------
End of period                                                                                $   725,272,497   $   379,356,374
                                                                                             ---------------   ---------------
Undistributed net investment income/(Accumulated net investment loss)                        $       (64,921)  $       (64,432)
                                                                                             ---------------   ---------------

Transactions in Fund Shares
Shares sold                                                                                       13,568,085         4,849,258
Shares issued to shareholders in reinvestment of dividends and distributions                       2,939,628         4,775,021
Shares redeemed                                                                                   (7,387,883)       (7,022,370)
                                                                                             ---------------   ---------------
Net Increase (Decrease) in Shares                                                                  9,119,830         2,601,909
Shares outstanding, beginning of period                                                           24,761,907        22,159,998
                                                                                             ---------------   ---------------
Shares outstanding, end of period                                                                 33,881,737        24,761,907
                                                                                             ---------------   ---------------

                                                                                                            Berger
                                                                                                           Balanced
                                                                                                             Fund
                                                                                              ---------------------------------
                                                                                                      Years Ended September 30,
                                                                                                         2000              1999
                                                                                              ---------------   ---------------
From Operations
Net investment income (loss)                                                                  $     2,440,163   $     1,437,031
Net realized gain on securities and foreign currency transactions                                  20,090,218        12,467,719
Net realized gain on futures contracts                                                                     --            75,053
Net realized gain on distributions from investment companies                                               --                --
Net change in unrealized appreciation on securities and foreign currency transactions              13,290,443         6,836,202
                                                                                              ---------------   ---------------
Net Increase in Net Assets Resulting from Operations                                               35,820,824        20,816,005
                                                                                              ---------------   ---------------

From Dividends and Distributions to Shareholders
Dividends from net investment income                                                               (2,346,203)       (1,397,262)
Distributions in excess of net investment income                                                           --                --
Distributions from net realized gains on securities and foreign currency transactions             (13,392,214)       (3,773,574)
                                                                                              ---------------   ---------------
Net Decrease in Net Assets from Dividends and Distributions to Shareholders                       (15,738,417)       (5,170,836)
                                                                                              ---------------   ---------------

From Fund Share Transactions
Proceeds from shares sold                                                                         111,347,036       170,043,914
Net asset value of shares issued in reinvestment of dividends and distributions                    14,489,177         4,755,161
Payments for shares redeemed                                                                      (91,887,017)      (98,398,671)
                                                                                              ---------------   ---------------
Net Increase (Decrease) in Net Assets Derived from Fund Share Transactions                         33,949,196        76,400,404
                                                                                              ---------------   ---------------
Net Increase in Net Assets                                                                         54,031,603        92,045,573

Net Assets
Beginning of period                                                                               122,766,130        30,720,557
                                                                                              ---------------   ---------------
End of period                                                                                 $   176,797,733   $   122,766,130
                                                                                              ---------------   ---------------
Undistributed net investment income/(Accumulated net investment loss)                         $       160,081   $        66,148
                                                                                              ---------------   ---------------

Transactions in Fund Shares
Shares sold                                                                                         5,768,094        10,911,427
Shares issued to shareholders in reinvestment of dividends and distributions                          791,317           333,300
Shares redeemed                                                                                    (4,823,413)       (6,169,658)
                                                                                              ---------------   ---------------
Net Increase (Decrease) in Shares                                                                   1,735,998         5,075,069
Shares outstanding, beginning of period                                                             7,388,278         2,313,209
                                                                                              ---------------   ---------------
Shares outstanding, end of period                                                                   9,124,276         7,388,278
                                                                                              ---------------   ---------------

58
Berger Funds o September 30, 2000 Combined Annual Report

Berger
International Fund
--------------------------------------------------------------------------------

Statement of Assets and Liabilities

                                                                             September 30, 2000
                                                                             ------------------
Assets
Investment in Berger International Portfolio ("Portfolio"), at value         $       35,941,281
Receivable from fund shares sold                                                     11,764,500
                                                                             ------------------
     Total Assets                                                                    47,705,781
                                                                             ------------------


Liabilities
Payable for fund shares redeemed                                                      9,262,437
Accrued administrative services fee                                                      11,064
Accrued 12b-1 fees                                                                        7,537
                                                                             ------------------
     Total Liabilities                                                                9,281,038
                                                                             ------------------
Net Assets Applicable to Shares Outstanding                                  $       38,424,743
                                                                             ------------------
Components of Net Assets
Capital (par value and paid in surplus)                                      $       29,548,481
Accumulated net investment loss                                                         (48,044)
Undistributed net realized gain on securities
   and foreign currency transactions                                                  2,234,477
Net unrealized appreciation on securities and foreign currency transactions           6,689,829
                                                                             ------------------
                                                                             $       38,424,743
                                                                             ------------------
Shares Outstanding (Unlimited Shares Authorized, Par Value $0.01)                     2,807,010
                                                                             ------------------
Net Asset Value, Offering and Redemption Price Per Share                     $            13.69
                                                                             ------------------

Statement of Operations

                                                                                     Year Ended
                                                                             September 30, 2000
                                                                             ------------------
Net Investment Income Allocated from Portfolio
   Dividends (net of foreign tax withholding of $65,034)                     $          421,878
   Interest                                                                              53,358
   Securities lending income                                                             14,829
   Portfolio expenses (net of earnings credits totaling $7,040)                        (273,689)
                                                                             ------------------
     Net Investment Income Allocated from Portfolio                                     216,376
                                                                             ------------------
Fund Expenses
   Administrative services fee                                                           95,451
   Registration fees                                                                     48,633
   12b-1 fees                                                                            72,719
                                                                             ------------------
   Total Fund Expenses                                                                  216,803
                                                                             ------------------
     Net Investment Loss                                                                   (427)
                                                                             ------------------
Net Realized and Unrealized Gain on Securities and
   Foreign Currency Transactions Allocated from Portfolio
Net realized gain on securities and foreign currency transactions                     2,421,652
Net change in unrealized appreciation on securities and foreign currency
   transactions                                                                         859,365
                                                                             ------------------
Net Realized and Unrealized Gain on Securities and Foreign Currency
   Transactions Allocated from Portfolio                                              3,281,017
                                                                             ------------------
Net Increase in Net Assets Resulting from Operations                         $        3,280,590
                                                                             ------------------

See notes to financial statements.

                        Financial Statements                                  59
                        Berger Funds o September 30, 2000 Combined Annual Report

--------------------------------------------------------------------------------

Statements of Changes in Net Assets



Years Ended September 30,                                                                                    2000             1999
-------------------------                                                                          --------------   --------------
From Operations
Net investment loss                                                                                $         (427)  $       (1,020)
Net realized gain (loss) on securities and foreign currency transactions allocated from Portfolio       2,421,652         (480,189)
Net change in unrealized appreciation on securities and foreign currency
   transactions allocated from Portfolio                                                                  859,365        5,758,774
                                                                                                   --------------   --------------
Net Increase in Net Assets Resulting from Operations                                                    3,280,590        5,277,565
                                                                                                   --------------   --------------

From Dividends and Distributions to Shareholders
Dividends from net investment income                                                                           --         (768,790)
Distributions in excess of net realized gains on securities and foreign currency transactions                  --          (31,977)
                                                                                                   --------------   ---------------
Net Decrease in Net Assets from Dividends and Distributions to Shareholders                                    --         (800,767)
                                                                                                   --------------   --------------

From Fund Share Transactions
Proceeds from shares sold                                                                             308,789,618       64,254,931
Net asset value of shares issued in reinvestment of dividends and distributions                                --          784,624
Payments for shares redeemed                                                                         (296,659,050)     (63,014,956)
                                                                                                   --------------   --------------
Net Increase in Net Assets Derived from Fund Share Transactions                                        12,130,568        2,024,599
                                                                                                   --------------   --------------
Net Increase in Net Assets                                                                             15,411,158        6,501,397

Net Assets
Beginning of period                                                                                    23,013,585       16,512,188
                                                                                                   --------------   --------------
End of period                                                                                      $   38,424,743   $   23,013,585
                                                                                                   --------------   --------------
Accumulated net investment loss                                                                    $      (48,044)  $      (91,381)
                                                                                                   --------------   --------------
Transactions in Fund Shares
Shares sold                                                                                            21,602,443        5,362,766
Shares issued to shareholders in reinvestment of dividends and distributions                                   --           68,500
Shares redeemed                                                                                       (20,635,259)      (5,233,010)
                                                                                                   --------------   --------------
Net Increase in Shares                                                                                    967,184          198,256
Shares outstanding, beginning of period                                                                 1,839,826        1,641,570
                                                                                                   --------------   --------------
Shares outstanding, end of period                                                                       2,807,010        1,839,826
                                                                                                   --------------   --------------


See notes to financial statements.

60
Berger Funds o September 30, 2000 Combined Annual Report

Notes to Financial
Statements
September 30, 2000
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Organization

Berger Information Technology Fund ("TECH"), Berger New Generation Fund ("BNG"), Berger Select Fund ("BSEL"), Berger Small Company Growth Fund ("BSCG"), Berger Small Cap Value Fund ("BSCV"), Berger Mid Cap Growth Fund ("BMCG"), Berger Mid Cap Value Fund ("BMCV"), Berger Growth Fund ("Growth") (formerly Berger 100
Fund), Berger Growth and Income Fund ("BG&I"), Berger Balanced Fund ("BBAL"), and Berger International Fund ("BBIF") (formerly Berger/BIAM International Fund) (individually the "Fund" and collectively, the "Funds") are open-end management investment companies registered under the Investment Company Act of 1940, as amended (the "1940 Act").

Growth and BG&I are corporations registered in the State of Maryland. TECH, BNG, BSEL, BSCG, BMCG, BMCV and BBAL are separate series established under the Berger Investment Portfolio Trust ("BIP Trust"), a Delaware business trust. BSCV is the only series established under the Berger Omni Investment Trust ("OMNI Trust"), a Massachusetts business trust. Prior to July 2, 1999, TECH was known as the InformationTech 100 Fund ("InfoTech"). On July 2, 1999, all of the outstanding shares of InfoTech were designated Institutional Shares ("TECH; Inst") and a separate class of shares, Investor Shares ("TECH; Inv"), was offered. BNG, BSCG and BSCV each also offer two separate classes of shares; Investor Shares ("BNG; Inv", "BSCG; Inv", and "BSCV; Inv", respectively) and Institutional Shares ("BNG; Inst", "BSCG; Inst", and "BSCV; Inst", respectively). Both classes of each Fund have identical rights to earnings, assets and voting privileges. BNG; Inst and BSCG; Inst commenced operations on August 16, 1999 and October 16, 1999, respectively.

BBIF is one of three series established under the Berger Worldwide Funds Trust ("BBWF Trust") (formerly the Berger/BIAM Worldwide Funds Trust), a Delaware business trust.

BBIF invests all of its investable assets in the Berger International Portfolio (the "Portfolio"), a series of Berger Worldwide Portfolios Trust ("BBWP Trust"). The value of such investment reflects BBIF's proportionate interest in the net assets of the Portfolio (12% at September 30, 2000). The Portfolio is an open-end management investment company and has the same investment objective and policies as BBIF. The performance of BBIF will be derived from the investment performance of the Portfolio. The financial statements of the Portfolio, including the schedule of investments, are included elsewhere in this report and should be read in conjunction with BBIF's financial statements.

On January 19, 2000, Berger LLC ("Berger") and Bank of Ireland Asset Management (U.S.) Limited ("BIAM") entered into an agreement to dissolve BBOI Worldwide LLC ("BBOI"), the former advisor to the Portfolio. This agreement was approved by shareholders on May 5, 2000. Upon approval of the new management agreement, Berger became the Fund's advisor and BIAM continues to be responsible for the day-to-day management of the Fund's portfolio as sub-advisor. The dissolution of BBOI had no effect on the investment advisory services to or on the fees borne by BBIF for advisory services. Additionally, BBIF was renamed Berger International Fund and the Berger/BIAM Worldwide Funds Trust was renamed Berger Worldwide Funds Trust.

Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles.

Investment Valuation

Securities are valued at the close of the regular trading session of the New York Stock Exchange (the "Exchange") on each day that the Exchange is open. Securities listed on national exchanges, the Nasdaq Stock Market and foreign exchanges are valued at the last sale price on such markets, or, if no last sale price is available, they are valued using the mean between their current bid and ask prices. Prices of foreign securities are converted to U.S. dollars using exchange rates determined prior to the close of the Exchange. Securities traded in the over-the-counter market are valued at the mean between their current bid and ask prices. Short-term obligations maturing within sixty days are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available are valued at fair values as determined in good faith pursuant to consistently applied procedures established by the directors/trustees of the Funds.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the Exchange. The values of foreign securities used in computing the Funds' net asset values are determined as of the earlier of such market close or the closing time of

                       Notes to Financial Statements                          61
                       Berger Funds o September 30, 2000 Combined Annual Reports

--------------------------------------------------------------------------------

the Exchange. Occasionally, events affecting the value of such securities may occur between the times at which they are determined and the close of the Exchange, or when the foreign market on which such securities trade is closed but the Exchange is open, which will not be reflected in the computation of net asset value. If during such periods, events occur that materially affect the value of such securities, the securities will be valued at their fair market value as determined in good faith pursuant to consistently applied procedures established by the directors/trustees of the Funds.

Since BBIF invests all of its investable assets in the Portfolio, the value of BBIF's investable assets will be equal to the value of its beneficial interest in the Portfolio. Valuation of securities by the Portfolio is discussed in Note 1 of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

Calculation Of Net Asset Value

Each Fund's per share calculation of net asset value for each share class is determined by dividing the net assets applicable to each share class by the total number of shares outstanding for that class.

Federal Income Tax Status

It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to shareholders. Therefore, no income tax provision is required.

Foreign Currency Translation

Assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation. The cost of securities is translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Investment Transactions And Investment Income

Investment transactions are accounted for on the date investments are purchased or sold. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as a Fund is informed of the ex-dividend date if such information is obtained subsequent to the ex-dividend date. Dividend income is recorded net of foreign taxes withheld. Interest income is recorded on the accrual basis and includes accretion of discount. Gains and losses are computed on the identified cost basis for both financial statement and federal income tax purposes for all securities.

Allocation Of Income, Expenses And Gains And Losses

Income, expenses (other than those attributable to a specific share class) and gains and losses of TECH, BNG, BSCG and BSCV are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets of each of the aforementioned Funds. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

As an investor in the Portfolio, BBIF is allocated its pro rata share of the aggregate investment income, realized and unrealized gains or losses and annual operating expenses of the Portfolio. Income, realized and unrealized gains or losses and expenses are allocated on the day incurred in proportion to the prior day's net assets of BBIF relative to the other investors in the Portfolio. Expenses directly attributable to BBIF are charged against the operations of the Fund.

Common Expenses

Certain expenses, which are not directly allocable to a specific Fund, are allocated to each of the Funds on the basis of relative net assets.

Organization Costs

Expenses incurred in connection with the organization of TECH are being amortized over sixty months from April 8, 1997, the commencement of investment operations of TECH.

Use Of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

62
Berger Funds o September 30, 2000 Combined Annual Report

Notes to Financial
Statements
September 30, 2000
--------------------------------------------------------------------------------

2. Agreements

Berger serves as investment advisor to TECH, BNG, BSEL, BSCG, BSCV, BMCG, BMCV, Growth, BG&I and BBAL pursuant to agreements that provide for an investment advisory fee to be paid to Berger according to the following schedule:

                             Average Daily
Fund                            Net Assets    Annual Rate
----                    ------------------    -----------
BSEL, BMCG, BMCV,       First $500 million           .75%
Growth, BG&I            Next $500 million            .70%
                        Over $1 billion              .65%

TECH, BNG,              First $500 million           .85%
BSCG, BSCV              Next $500 million            .80%
                        Over $1 billion              .75%

BBAL                    First $1 billion             .70%
                        Over $1 billion              .65%

All investment advisory fees are accrued daily and paid monthly. Berger has delegated the day-to-day investment management of BSCV and BMCV to Perkins, Wolf, McDonnell & Company ("PWM"). Additionally, Berger has delegated the day-to-day investment management of TECH to Bay Isle Financial Corporation ("BIFC"). Berger pays PWM and BIFC sub-advisory fees from the investment advisory fee it receives from BSCV, BMCV and TECH.

Berger has agreed to reimburse BNG; Inst and BSCG; Inst to the extent that each class' transfer agency and registration fees, in aggregate, exceed .20% of the class' average daily net assets in any fiscal year.

The Funds (excluding BBIF) have entered into administrative services agreements with Berger. Berger currently provides administrative services to the Funds at no cost.

Pursuant to an Administrative Services Agreement, whereby Berger serves as the administrator to BBIF, BBIF pays Berger a fee at an annual rate equal to the lesser of 0.45% of its average daily net assets or Berger's annual cost to provide or procure such services plus 0.02% of BBIF's average daily net assets. Under the Agreement, Berger is responsible at its own expense, for providing or procuring administrative services reasonably necessary for the operation of BBIF, excluding legal and registration fees.

The Funds have adopted plans pursuant to Rule 12b-1 under the 1940 Act (the "Plans"). The TECH, BNG, BSCG and BSCV Plans apply only to the Investor Shares class of each Fund. The Plans provide for the payment to Berger of a 12b-1 fee of .25% per annum of each Fund's average daily net assets (or the net assets of a particular class of shares, where applicable) to finance activities primarily intended to result in the sale of Fund shares. The Plans provide that such payments will be made to Berger as compensation rather than as reimbursements for actual expenses incurred to promote the sale of shares of the Funds.

The Funds (except BBIF) have also entered into recordkeeping and pricing agreements with State Street Bank and Trust Company ("State Street"), which also serves as the Funds' custodian. The recordkeeping and pricing agreements provide for the monthly payment of a base fee plus a fee computed as a percentage of average daily net assets on a total relationship basis with other Berger Funds. State Street's fees for custody, recordkeeping and pricing are subject to reduction by credits earned by each Fund, based on the cash balances of each Fund held by State Street as custodian.

DST Systems, Inc. ("DST"), an affiliate of Berger through a degree of common ownership, provides shareholder accounting services to the Funds. DST Securities, Inc., a wholly-owned subsidiary of DST, is designated as an introductory broker on certain portfolio transactions. The Funds receive an amount equal to the brokerage commissions paid to DST Securities, Inc. as credits against transfer agent fees and expenses. Such credits are presented as fees paid indirectly on the Statement of Operations. For the year ended September 30, 2000, the following Funds earned such credits:

Fund                                        Credits
----                                        -------
BNG                                         $ 1,575
BSEL                                         12,097
Growth                                       26,357
BG&I                                          7,151
BBAL                                          6,318

Certain officers and/or directors of Berger are also officers and/or directors/trustees of the Funds. Directors/Trustees who are not affiliated with Berger are compensated for their services according to a fee schedule, allocated among the entire Berger Funds complex, which includes an annual fee component and a per meeting fee component. For the year ended September 30, 2000, such directors'/trustees' fees and expenses totaled $331,788 for the Funds.

The Funds (except BBIF) adopted a director/trustee fee deferral plan (the "Plan") which allows the non-affiliated directors/trustees to defer the receipt of all or a portion of the directors'/trustees' fees payable. The deferred fees are invested in various funds advised by Berger until distribution in accordance with the Plan.

                        Notes to Financial Statements                         63
                        Berger Funds o September 30, 2000 Combined Annual Report

--------------------------------------------------------------------------------

3. Investment Transactions

Purchases and Sales

Purchases and sales proceeds of investment securities (excluding short-term securities) during the year ended September 30, 2000, were as follows:

Fund                          Purchases           Sales
--------                 --------------  --------------
TECH                     $  102,173,206  $   35,820,232
BNG                       1,352,854,733   1,054,395,339
BSEL                        152,862,531     201,220,464
BSCG                      1,207,811,397   1,062,988,651
BSCV                      1,484,288,028     792,618,981
BMCG                        191,767,217     135,138,400
BMCV                         35,518,853      31,409,241
Growth                    1,245,935,050   1,452,366,970
BG&I                        530,060,255     423,473,266
BBAL                        153,675,014     125,157,197
BBIF(1)                             N/A             N/A

(1) See the Portfolio's Notes to Financial Statements for information regarding purchases and sales proceeds of investment securities.


BBAL had purchases of $5,799,375 and sales of $14,158,432 of long-term U.S. government securities during the year ended September 30, 2000. No other Funds purchased or sold long-term U.S. government securities.

Unrealized Appreciation, Unrealized Depreciation And Federal Tax Cost Of Securities

At September 30, 2000, the federal tax cost of securities and the composition of net unrealized appreciation (depreciation) of investment securities were as follows:

                                   Gross           Gross
                 Federal      Unrealized      Unrealized              Net
Fund            Tax Cost    Appreciation    Depreciation     Appreciation
----      --------------  --------------  --------------   --------------
TECH      $   87,217,749  $   55,183,357  $   (8,921,087)  $   46,262,270
BNG          732,099,672     227,906,354     (92,109,979)     135,796,375
BSEL          90,523,596      37,347,346      (7,156,465)      30,190,881
BSCG       1,089,210,590     454,445,598     (87,104,878)     367,340,720
BSCV       1,617,640,815     229,953,126    (114,940,253)     115,012,873
BMCG         102,428,289      30,184,159     (10,001,102)      20,183,057
BMCV          29,929,141       5,117,084      (1,865,784)       3,251,300
Growth     1,323,696,586     704,008,373     (73,542,316)     630,466,057
BG&I         523,352,845     229,618,580     (25,072,929)     204,545,651
BBAL         156,484,669      26,301,662      (7,045,069)      19,256,593
BBIF(1)              N/A             N/A             N/A              N/A

(1) See the Portfolio's Notes to Financial Statements for federal tax cost of investment securities and the composition of net unrealized appreciation or unrealized depreciation of investment securities.


Futures and  Forward Contracts

Each Fund may hold certain types of forward foreign currency exchange contracts and/or futures contracts for the purpose of hedging each portfolio against exposure to market value fluctuations. The use of such instruments may involve certain risks as a result of unanticipated movements in the market, a lack of correlation between the value of such instruments and the assets being hedged, or unexpected adverse price movements. In addition, there can be no assurance that a liquid secondary market will exist for the instrument. Upon entering a futures contract, a Fund deposits and maintains as collateral such initial margin as may be required by the exchanges on which the transaction is affected. Pursuant to the contracts, a Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Realized and unrealized gains or losses on forward foreign currency contracts are included in Net Realized and Unrealized Gain (Loss) on Securities and Foreign Currency Transactions in the Statement of Operations. At September 30, 2000, the Funds had no outstanding futures or forward currency contracts.

Securities Lending

Under an agreement with State Street, TECH, BNG, BSEL, BSCG, BMCG, BMCV, BBAL and the Portfolio have the ability to lend securities to brokers, dealers and other authorized financial institutions. Loans of portfolio securities are collateralized by cash remitted from the borrower of such securities in an amount equal to at least 102% of the market value of the loaned securities at the time the loan is made. The cash collateral received is invested in a money market fund and is evaluated daily to ensure that its market value exceeds the current market value of the loaned securities. Income generated by such investment, net of any rebates paid to the borrower, is split among the Fund and State Street, as lending agent.

At September 30, 2000, the Funds had securities on loan with the following market values:

Fund                                 Value
----                          ------------
TECH                          $ 12,497,216
BNG                            204,318,027
BSEL                            21,312,569
BSCG                           267,832,084
BMCG                            30,332,345
BMCV                             8,864,817
BBAL                             1,024,298
BBIF(1)                                N/A

(1) See the Portfolio's Notes to Financial Statements for market value of securities on loan.

64
Berger Funds o September 30, 2000 Combined Annual Report

Notes to Financial
Statements
September 30, 2000
--------------------------------------------------------------------------------

Repurchase Agreements

Repurchase agreements held by a Fund are fully collateralized by U.S. government or government agency securities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Concentration of Risk

The Funds may have elements of risk due to concentrated investments in specific industries or foreign issuers located in a specific country. Such concentrations may subject the Fund to additional risk resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Net Realized and Unrealized Gain (Loss) on Securities and Foreign Currency Transactions in the Statement of Operations includes fluctuations from currency exchange rates and fluctuations in market value.

Federal Income Taxes

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. For the fiscal year ended September 30, 2000, 1%, 56%, 1%, 17%, 5%, and 2% of the ordinary income distributions declared by BSEL, BSCV, BMCG, BMCV, BG&I and BBAL, respectively, qualified for the dividends received deduction available to corporate shareholders.

For the fiscal year or period ended September 30, 2000, the following percentages of capital gain distributions were considered long-term capital gains:

Fund                                              %
----                                            ---
TECH                                            100
BNG                                              21
BSEL                                              1
BSCG                                             58
BSCV                                             65
BMCG                                              6
BMCV                                              2
Growth                                           25
BG&I                                             14
BBIF                                             --

The Funds distribute net realized capital gains, if any, to their shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to the differing treatment of net operating losses, foreign currency and tax allocations. Accordingly, these permanent differences in the character of income and distributions between financial statements and tax basis have been reclassified to paid-in-capital. During the year ended September 30, 2000, the following reclassifications were made among the components of net assets:

                             Undistributed  Undistributed
               Paid-in      Net Investment   Net Realized
Fund           Capital              Income          Gains
----      ------------      --------------  -------------
TECH      $ (1,102,043)     $    1,032,794  $      69,249
BNG                 --           8,087,258     (8,087,258)
BSEL                --           1,076,908     (1,076,908)
BSCG           247,413          10,281,215    (10,528,628)
BSCV            (2,580)           (756,088)       758,668
BMCG                --             811,609       (811,609)
BMCV                --                  --             --
Growth          64,475          15,704,847    (15,769,322)
BG&I           (11,326)            969,708       (958,382)
BBAL                27                 (27)            --
BBIF          (531,868)             43,764        488,104

During the year ended September 30, 2000, BBIF paid $65,034 of foreign taxes on $495,256 of foreign source income. The Fund will make the foreign tax credit election to pass through these taxes to shareholders.

During the current year, BBIF utilized capital loss carryovers on the amount of $593,333 to offset realized gains for federal tax purposes.

TECH incurred and elected to defer post-October 31 net capital and/or currency losses of $1,592,349 to the year ended September 30, 2001.

4. Line of Credit

The Funds, excluding BBIF, are party to an ongoing agreement with certain banks that allows the funds managed by Berger, collectively, to borrow up to $150 million, subject to certain conditions, for temporary or emergency purposes. Interest, based on the Federal Funds Rate, is charged to the specific party that executes the borrowing. In addition, the unsecured line of credit requires a quarterly payment of a commitment fee based on the average daily unused portion of the line of credit. No Funds had line of credit borrowings outstanding at September 30, 2000.

                        Notes to Financial Statements                         65
                        Berger Funds o September 30, 2000 Combined Annual Report
--------------------------------------------------------------------------------

5.  Capital Share Transactions

The following Funds are authorized to issue an unlimited number of shares of each share class with a par value of $0.01 per share. Transactions in capital shares for the periods presented were as follows:

Berger Information Technology Fund

                                                                Year Ended   Period from July 2, 1999(1)
                                                     September 30, 2000(2)      to September 30, 1999(2)
                                               ---------------------------   ---------------------------
Investor Shares
Shares sold                                       5,166,413   $ 86,580,176        600,747   $  4,639,114
Shares issued to shareholders in reinvestment
   of dividends and distributions                     4,578         72,263             --             --
Shares redeemed                                  (1,655,003)   (26,504,399)       (14,693)      (115,896)
                                               ------------   ------------   ------------   ------------
                                                  3,515,988   $ 60,148,040        586,054   $  4,523,218
                                               ------------   ------------   ------------   ------------

                                                                Year Ended    Period from March 1, 1999                   Year Ended
                                                     September 30, 2000(2)     to September 30, 1999(2)         February 28, 1999(2)
                                               ---------------------------  ---------------------------  ---------------------------
Institutional Shares
Shares sold                                       2,265,564   $ 32,491,059       675,500   $  4,834,625     1,633,989  $  8,406,475
Shares issued to shareholders in reinvestment
   of dividends and distributions                     9,674        152,982        31,528        240,876            --            --
Shares redeemed                                  (1,238,559)   (19,622,610)     (223,419)    (1,602,790)     (290,955)   (1,572,857)
                                               ------------   ------------  ------------   ------------  ------------  ------------
                                                  1,036,679     13,021,431       483,609      3,472,711     1,343,034     6,833,618
                                               ------------   ------------  ------------   ------------  ------------  ------------
Total Increase from
   Capital Share Transactions                     4,552,667   $ 73,169,471     1,069,663   $  7,995,929     1,343,034  $  6,833,618
                                               ------------   ------------  ------------   ------------  ------------  ------------


Berger New Generation Fund

                                                                  Year Ended                      Year Ended
                                                          September 30, 2000              September 30, 1999
                                               -----------------------------   -----------------------------
Investor Shares
Shares sold                                       25,431,722   $ 939,029,531      12,495,220   $ 266,105,602
Shares issued to shareholders in reinvestment
   of dividends and distributions                  1,986,901      67,575,369         305,888       4,318,823
Shares redeemed                                  (17,802,050)   (644,629,776)     (8,938,999)   (178,904,170)
                                               -------------   -------------   -------------   -------------
                                                   9,616,573   $ 361,975,124       3,862,109   $  91,520,255
                                               -------------   -------------   -------------   -------------

                                                                  Year Ended   Period from August 16, 1999(1)
                                                          September 30, 2000            to September 30, 1999
                                               -----------------------------   ------------------------------
Institutional Shares
Shares sold                                          201,395   $   7,546,798            13,443  $     339,872
Shares issued to shareholders in reinvestment
   of dividends and distributions                      4,334         146,212                --             --
Shares redeemed                                       (9,556)       (353,263)               --             --
                                               -------------   -------------     -------------  -------------
                                                     196,173       7,339,747            13,443        339,872
                                               -------------   -------------     -------------  -------------
Total Increase from
   Capital Share Transactions                      9,812,746   $ 369,314,871         3,875,552  $  91,860,127
                                               -------------   -------------     -------------  -------------


(1) Commencement of operations for the share class.

(2) All per share data for Berger Information Technology Fund has been adjusted to reflect a 7-for-1 share split, effective October 17, 2000 (See Note 7).

66
Berger Funds o September 30, 2000 Combined Annual Report

Notes to Financial
Statements
September 30, 2000
--------------------------------------------------------------------------------

5. Capital Share Transactions (continued)


Berger Small Company Growth Fund

                                                           Year Ended                        Year Ended
                                                       September 30, 2000                 September 30, 1999
                                               -------------------------------   ---------------------------------
Investor Shares
Shares sold                                      187,392,906   $ 1,353,692,255        59,395,752   $   237,959,062
Shares issued to shareholders in reinvestment
   of dividends and distributions                 30,319,794       188,892,806        30,583,466       102,148,841
Shares redeemed                                 (159,113,844)   (1,117,175,763)     (106,782,836)     (421,943,412)
                                               -------------   ---------------   ---------------   ---------------
                                                  58,598,856   $   425,409,298       (16,803,618)  $   (81,835,509)
                                               -------------   ---------------   ---------------   ---------------

                                               Period from October 16, 1999(1)
                                                   to September 30, 2000
                                               -------------------------------
Institutional Shares
Shares sold                                          824,968   $     5,848,602
Shares issued to shareholders in reinvestment
   of dividends and distributions                     17,556           107,968
Shares redeemed                                      (50,885)         (340,016)
                                               -------------   ---------------
                                                     791,639         5,616,554
                                               -------------     -------------
Total Increase (Decrease) from
   Capital Share Transactions                     59,390,495   $   431,025,852       (16,803,618)  $   (81,835,509)
                                               -------------   ---------------   ---------------   ---------------

Berger Small Cap Value Fund

                                                         Year Ended                        Year Ended
                                                     September 30, 2000                 September 30, 1999
                                               -------------------------------   ---------------------------------
Investor Shares
Shares sold                                       26,730,624   $   592,798,683        18,450,177   $   379,815,718
Shares issued to shareholders in reinvestment
   of dividends and distributions                    374,603         7,844,197           305,000         5,696,711
Shares redeemed                                  (10,297,490)     (227,188,582)       (7,062,053)     (141,792,819)
                                               -------------   ---------------   ---------------   ---------------
                                                  16,807,737       373,454,298        11,693,124       243,719,610
                                               -------------   ---------------   ---------------   ---------------
Institutional Shares
Shares sold                                       22,642,489       500,689,186        17,741,548       360,425,229
Shares issued to shareholders in reinvestment
   of dividends and distributions                    361,127         7,576,438           227,011         4,250,338
Shares redeemed                                   (8,061,790)     (178,139,334)       (3,498,865)      (69,867,820)
                                               -------------   ---------------   ---------------   ---------------
                                                  14,941,826       330,126,290        14,469,694       294,807,747
                                               -------------   ---------------   ---------------   ---------------
Total Increase from
   Capital Share Transactions                     31,749,563   $   703,580,588        26,162,818   $   538,527,357
                                               -------------   ---------------   ---------------   ---------------

(1) Commencement of operations for the share class.

6. Other Matters

Effective March 31, 2000, the trustees of the OMNI Trust approved closing both share classes of BSCV to new investors. During the period in which the Fund is closed, Berger shall reduce the 12b-1 fee payable by BSCV; Inv by the amount of such fee that is not utilized by Berger to provide or to compensate third party administrators or other companies for providing shareholder services to shareholders in connection with the distribution of shares.

7. Subsequent Events

The Board of Trustees of BIP Trust approved a 7-for-1 split of the shares of TECH;Inv and TECH;Inst to shareholders of record on October 16, 2000. Shareholders received six additional fund shares on October 17, 2000 for every one fund share owned on record date. The share and per share data presented in these financial statements have been restated to reflect this split.

                        Notes to Financial Statements                         67
                        Berger Funds o September 30, 2000 Combined Annual Report

Berger
International Portfolio
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

                                                                                                 September 30, 2000
                                                                                                 ------------------
Country/Shares            Company                                Industry                                     Value
--------------            -------                                --------                        ------------------
Common Stock (97.17%)
Australia (3.34%)
      61,520              Brambles Industries Ltd.               Transport                       $        1,611,960
     166,490              National Australia Bank Ltd.           Banks                                    2,305,724
     299,690              News Corp. Ltd.                        Media & Photography                      4,230,633
     286,745              Telstra Corp. Ltd.                     Telecommunications Services                940,356
     189,620              Westpac Banking Corp. Ltd.             Banks                                    1,312,665
                                                                                                 ------------------
                                                                                                         10,401,338
                                                                                                 ------------------

China (0.74%)
  11,284,000              PetroChina Co. Ltd.                    Oil & Gas                                2,301,291
                                                                                                 ------------------

Denmark (0.54%)
      30,765              Tele Danmark - Class B                 Telecommunications Services              1,692,204
                                                                                                 ------------------

France (11.31%)
      91,035              Alcatel Alsthom                        Information Technology Hardware          5,827,173
      92,312              Aventis SA                             Pharmaceuticals                          6,927,692
      51,773              AXA                                    Insurance                                6,765,136
      34,250              Michelin - Class B                     Automobiles                                952,538
      52,663              Total Fina SA - Class B                Oil & Gas                                7,709,063
      95,028              Vivendi                                Diversified Industrials                  7,064,398
                                                                                                 ------------------
                                                                                                         35,246,000
                                                                                                 ------------------

Germany (4.45%)
      38,150              Bayer AG                               Chemicals - Commodity                    1,419,723
      52,150              Bayerische HypoVereinsbank AG          Banks                                    2,854,680
     138,497              Bayerische Motoren Werke AG            Automobiles                              4,738,311
      94,463              E.On AG                                Diversified Industrials                  4,870,640
                                                                                                 ------------------
                                                                                                         13,883,354
                                                                                                 ------------------

Hong Kong (2.67%)
     227,000              Cheung Kong                            Real Estate                              2,744,218
     371,000              China Mobile Ltd.*                     Telecommunications Services              2,462,610
     434,000              China Unicom Ltd.*                     Telecommunications Services                971,396
     226,000              Sun Hung Kai Properties Ltd.           Real Estate                              2,130,626
                                                                                                 ------------------
                                                                                                          8,308,850
                                                                                                 ------------------

Italy (2.63%)
     411,566              ENI S.p.A.                             Oil & Gas                                2,180,229
     566,607              Telecom Italia S.p.A.                  Telecommunications Services              6,023,098
                                                                                                 ------------------
                                                                                                          8,203,327
                                                                                                 ------------------

Japan (16.03%)
      18,000              ACOM Co. Ltd.                          Specialty & Other Finance                1,500,069
      77,000              Bank of Tokyo-Mitsubishi Ltd.          Banks                                      910,495
     173,000              Canon, Inc.                            Electronic & Electrical Equipment        7,673,225
      83,000              Fuji Photo Film Co. Ltd.               Media & Photography                      2,782,165
     472,000              Hitachi Ltd.                           Information Technology Hardware          5,480,698
      30,000              Hoya Corp.                             Electronic & Electrical Equipment        2,352,886
      26,700              Murata Manufacturing Co. Ltd.          Information Technology Hardware          3,683,781
     193,000              NEC Corp.+                             Information Technology Hardware          4,387,379
         221              Nippon Telegraph & Telephone Corp.+    Telecommunications Services              2,169,174

68
Berger Funds o September 30, 2000 Combined Annual Report

Berger
International Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS

                                                                                                                 September 30, 2000
                                                                                                                 ------------------
Country/Shares                 Company                                      Industry                                          Value
--------------                 -------                                      --------                             ------------------
Common Stock (97.17%) - continued
Japan (16.03%) - continued
         126                   NTT DoCoMo, Inc.                             Telecommunication Services           $        3,616,834
      11,200                   Rohm Co. Ltd.                                Information Technology Hardware               3,070,808
      55,000                   Shiseido Co. Ltd.                            Personal Care & Household Products              683,457
       8,800                   SMC Corp.                                    Engineering & Machinery                       1,478,957
      28,600                   Sony Corp.                                   Household Goods & Textiles                    2,902,504
      87,000                   Takeda Chemical Industries                   Pharmaceuticals                               5,751,933
      13,900                   Takefuji Corp.                               Specialty & Other Finance                     1,531,645
                                                                                                                 ------------------
                                                                                                                         49,976,010
                                                                                                                 ------------------

Netherlands (12.79%)
     204,180                   ABN Amro Holdings NV                         Banks                                         4,759,141
     158,137                   Elsevier NV                                  Media & Photography                           1,773,163
      56,877                   Fortis NV                                    Banks                                         1,742,519
      28,670                   Heineken NV                                  Beverages                                     1,594,702
     172,417                   ING Groep NV                                 Banks                                        11,490,091
     164,930                   Koninklijke Ahold NV                         Food & Drug Retailers                         4,678,664
     129,247                   Koninklijke KPN NV                           Electronics & Electrical Equipment            2,816,300
      90,541                   Philips Electronics NV                       Household Goods & Textiles                    3,898,607
      60,480                   Royal Dutch Petroleum Co.                    Oil & Gas                                     3,657,214
      73,490                   TNT Post Group NV                            Support Services                              1,709,701
      34,860                   VNU NV                                       Media & Photography                           1,754,339
                                                                                                                 ------------------
                                                                                                                         39,874,441
                                                                                                                 ------------------

Portugal (0.26%)
     257,750                   Electricidade de Portugal SA                 Electricity                                     814,691
                                                                                                                 ------------------

Singapore (0.98%)
     164,026                   Development Bank of Singapore Ltd.*          Banks                                         1,810,462
      41,000                   Oversea-Chinese Banking Corp. Ltd.*          Banks                                           259,269
      65,000                   Singapore Press Holdings Ltd.*               Media & Photography                             975,280
                                                                                                                 ------------------
                                                                                                                          3,045,011
                                                                                                                 ------------------

South Korea (0.45%)
      15,620                   Korea Telecom Corp. - Spon. ADR              Telecommunication Services                      525,222
      47,300                   Pohang Iron & Steel Co. Ltd. - Spon. ADR     Steel & Other Materials                         880,962
                                                                                                                 ------------------
                                                                                                                          1,406,184
                                                                                                                 ------------------

Spain (2.56%)
     346,322                   Banco De Santander SA*                       Banks                                         3,803,750
     210,886                   Telefonica SA*                               Telecommunication Services                    4,179,993
                                                                                                                 ------------------
                                                                                                                          7,983,743
                                                                                                                 ------------------

Sweden (1.27%)
     261,190                   Telefonaktiebolaget LM Ericsson - Class B    Information Technology Services               3,973,863
                                                                                                                 ------------------

Switzerland (9.32%)
       2,052                   Lonza AG Reg.                                Packaging                                       973,971
       3,680                   Nestle SA                                    Food Producers and Processors                 7,677,774
       3,401                   Novartis AG Reg.                             Pharmaceuticals                               5,223,210
         493                   Roche Holding AG                             Pharmaceuticals                               4,342,857
       2,992                   Swiss Re                                     Insurance                                     5,722,167
      38,452                   Union Bank of Switzerland AG Reg.            Banks                                         5,125,447
                                                                                                                 ------------------
                                                                                                                         29,065,426
                                                                                                                 ------------------

                        International Portfolio                               69
                        Berger Funds o September 30, 2000 Combined Annual Report
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS

                                                                                                 September 30, 2000
                                                                                                 ------------------
Country/Shares/Par Value  Company                                Industry                                     Value
------------------------  -------                                --------                        ------------------
Common Stock (97.17%) - continued
United Kingdom (27.83%)
     238,303              Allied Zurich PLC                      Insurance                       $        2,705,945
      89,105              AstraZeneca PLC                        Pharmaceuticals                          4,662,930
     246,150              Barclays PLC                           Banks                                    6,804,071
     376,030              Cable & Wireless PLC                   Telecommunications Services              5,358,126
     328,010              Cadbury Schweppes PLC                  Food Producers & Processors              1,937,359
     420,794              Diageo PLC                             Beverages                                3,756,029
     197,356              Emi Group PLC - Class B                Media & Photography                      1,573,646
     210,285              Glaxo Wellcome PLC                     Pharmaceuticals                          6,359,184
     367,298              Granada Compass PLC*                   Leisure, Entertainment & Hotels          3,433,091
      84,826              Granada Media PLC*                     Leisure, Entertainment & Hotels            564,896
     461,800              Hilton Group PLC                       Leisure, Entertainment & Hotels          1,322,875
     672,164              Invensys PLC                           Engineering & Machinery                  1,466,445
     519,847              Lloyds TSB Group PLC                   Banks                                    4,843,597
     295,300              Marconi PLC                            Telecommunications Equipment             4,033,372
     100,570              Pearson PLC                            Media & Photography                      2,790,348
     116,400              Peninsular & Orient Steam
                          Navigation Co. PLC                     Transport                                1,022,664
     345,965              Prudential PLC                         Life Assurance                           4,715,166
      63,610              Railtrack Group PLC                    Transport                                1,041,645
     174,650              Reuters Group PLC                      Media & Photography                      3,306,128
      82,800              RMC Group PLC                          Construction & Building Materials          721,349
     924,804              Shell Transport & Trading Co. PLC      Oil & Gas                                7,524,271
      77,900              3i Group PLC                           Investment Co.                           1,935,908
     144,600              TI Group PLC                           Engineering & Machinery                    740,902
   3,392,850              Vodafone Group PLC                     Telecommunications Services             12,649,997
     124,500              WPP Group PLC                          Media & Photography                      1,489,077
                                                                                                 ------------------
                                                                                                         86,759,021
                                                                                                 ------------------
Total Common Stock (Cost $254,336,160)                                                                  302,934,754
                                                                                                 ------------------

Repurchase Agreement (0.56%)
  $1,761,000              State Street Repurchase Agreement, 6.32%
                          dated September 29, 2000, to be repurchased at
                          $1,761,927 on October 2, 2000, collateralized by
                          FNMA Agency Note, 5.96% - October 18, 2000
                          with a value of $1,797,187                                                      1,761,000
                                                                                                 ------------------
Total Repurchase Agreement (Cost $1,761,000)                                                              1,761,000
                                                                                                 ------------------
Total Investments (Cost $256,097,160) (97.73%)                                                          304,695,754
Total Other Assets, Less Liabilities (2.27%)                                                              7,072,204
                                                                                                 ------------------
Net Assets (100.00%)                                                                             $      311,767,958
                                                                                                 ------------------

Outstanding Forward Foreign Currency Contracts


                                    Contract          Maturity               Value on            Unrealized
          Currency                    Amount              Date     September 30, 2000          Appreciation
      ------------               -----------        ----------     ------------------          ------------
Sell  Japanese Yen               173,160,000         10/5/2000     $        1,604,671          $     30,333
Sell  Japanese Yen               283,256,000        10/23/2000              2,631,146                32,399
Sell  Japanese Yen               231,538,000        10/30/2000              2,152,780                 9,358
                                                                   ------------------          ------------
                                                                   $        6,388,597          $     72,090
                                                                   ------------------          ------------

* Non-income producing security.
+ - Security is designated as collateral for forward foreign currency contracts. ADR - American Depositary Receipt.
FNMA - Federal National Mortgage Association.
PLC -  Public Limited Company.

See notes to financial statements.

70
Berger Funds o September 30, 2000 Combined Annual Report

Berger
International Portfolio
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES

                                                                                                    September 30, 2000
                                                                                                    ------------------
Assets
Investments, at cost                                                                                $      256,097,160
                                                                                                    ------------------
Investments, at value                                                                               $      304,695,754
Cash                                                                                                               795
Foreign cash (cost $1,913,932)                                                                               1,909,957
Receivables
   Investment securities sold                                                                                1,372,229
   Contributions                                                                                            14,947,873
   Dividends                                                                                                   772,457
   Interest                                                                                                        618
Net unrealized appreciation on forward currency contracts                                                       72,090
Investment held as collateral for securities loaned                                                         27,253,232
                                                                                                    ------------------
     Total Assets                                                                                          351,025,005
                                                                                                    ------------------
Liabilities
Payables
   Investment securities purchased                                                                             880,420
   Withdrawals                                                                                              10,869,945
Collateral on securities loaned                                                                             27,253,232
Accrued investment advisory fees                                                                               225,578
Accrued custodian and accounting fees                                                                            7,047
Accrued audit fees                                                                                              20,600
Other accrued expenses                                                                                             225
                                                                                                    ------------------
     Total Liabilities                                                                                      39,257,047
                                                                                                    ------------------
Net Assets                                                                                          $      311,767,958
                                                                                                    ------------------

STATEMENT OF OPERATIONS

                                                                                                            Year Ended
                                                                                                    September 30, 2000
                                                                                                    ------------------
Investment Income
   Dividends (net of foreign tax withholding of $710,642)                                           $        4,640,591
   Interest                                                                                                    569,045
   Securities lending income                                                                                   163,942
                                                                                                    ------------------
     Total Income                                                                                            5,373,578
                                                                                                    ------------------
Expenses
   Investment advisory fees                                                                                  2,816,443
   Accounting fees                                                                                              69,223
   Custodian fees                                                                                              135,655
   Registration fees                                                                                               271
   Audit fees                                                                                                   33,625
   Legal fees                                                                                                    5,618
   Trustees' fees and expenses                                                                                  17,890
   Shareholder reporting fees                                                                                    7,771
   Other expenses                                                                                               12,234
                                                                                                    ------------------
     Gross Expenses                                                                                          3,098,730
     Less earnings credits                                                                                     (69,131)
                                                                                                    ------------------
     Net Expenses                                                                                            3,029,599
                                                                                                    ------------------
     Net Investment Income                                                                                   2,343,979
                                                                                                    ------------------
Net realized and unrealized gain on securities and
   Foreign Currency Transactions
Net realized gain on securities and foreign currency transactions                                           27,968,844
Net change in unrealized appreciation on securities and foreign currency transactions                         (844,495)
                                                                                                    ------------------
Net Realized and Unrealized Gain on Securities and Foreign Currency Transactions                            27,124,349
                                                                                                    ------------------
Net Increase in Net Assets Resulting from Operations                                                $       29,468,328
                                                                                                    ------------------


See notes to financial statements.

                        International Portfolio                               71
                        Berger Funds o September 30, 2000 Combined Annual Report
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS


Years Ended September 30,                                                                         2000                1999
-------------------------                                                               --------------      --------------
From Operations
Net investment income                                                                   $    2,343,979      $    1,669,631
Net realized gain (loss) on securities and foreign currency transactions                    27,968,844          (5,205,587)
Net change in unrealized appreciation (depreciation) on securities and
   foreign currency transactions                                                              (844,495)         58,159,547
                                                                                        --------------      --------------
Net Increase in Net Assets Resulting from Operations                                        29,468,328          54,623,591
                                                                                        --------------      --------------
From Transactions in Investors' Beneficial Interest
Contributions                                                                              450,398,066         161,557,439
Withdrawals                                                                               (433,309,806)       (128,565,460)
                                                                                        --------------      --------------
Net Increase in Net Assets Derived from Investors' Beneficial Interest Transactions         17,088,260          32,991,979
                                                                                        --------------      --------------
Net Increase in Net Assets                                                                  46,556,588          87,615,570
Net Assets
Beginning of period                                                                        265,211,370         177,595,800
                                                                                        --------------      --------------
End of period                                                                           $  311,767,958      $  265,211,370
                                                                                        --------------      --------------


                                                                 Years Ended September 30,                      Period from
                                                       --------------------------------------------     October 11, 1996(1)
                                                               2000            1999            1998   to September 30, 1997
                                                       ------------    ------------    ------------   ---------------------
Ratios/Supplementary Data
Net assets, end of period (in thousands)               $    311,768    $    265,211    $    177,596    $          122,217
Net expense ratio to average net assets(3)                     0.97%           1.00%           1.00%                 0.89%(2)
Ratio of net investment income to average net assets           0.73%           0.75%           3.45%                 1.63%(2)
Gross expense ratio to average net assets                      0.97%           1.01%           1.04%                 1.10%(2)
Portfolio turnover rate(4)                                       31%             16%             17%                   17%


(1)  Commencement of investment operations.

(2)  Annualized.

(3) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Advisor.

(4)  Not annualized.


See notes to financial statements.

72
Berger Funds o September 30, 2000 Combined Annual Report

Notes to Financial
Statements
September 30, 2000
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Organization

The Berger International Portfolio (the "Portfolio") is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Portfolio is a series of the Berger Worldwide Portfolios Trust (the "Trust"), which was organized as a Delaware business trust on May 31, 1996. Currently there are three investors in the Portfolio: the Berger International Fund, the International Equity Fund and the Berger International CORE Fund.

On January 19, 2000, Berger LLC ("Berger") and Bank of Ireland Asset Management (U.S.) Limited ("BIAM") entered into an agreement to dissolve BBOI. This agreement was approved by shareholders on May 5, 2000. The dissolution of BBOI had no effect on the investment advisory services provided to the Portfolio. Upon approval of the new management agreement, Berger became the Portfolio's advisor and BIAM continues to be responsible for the day-to-day management of the Portfolio's investments as sub-advisor. In connection with the dissolution, the Portfolio was renamed Berger International Portfolio from Berger/BIAM International Portfolio. Additionally, the Trust was renamed Berger Worldwide Portfolios Trust from Berger/BIAM Worldwide Portfolios Trust.

Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

Investment Valuation

Securities are valued at the close of the regular trading session of the New York Stock Exchange (the "Exchange") on each day that the Exchange is open. Securities listed on national exchanges, the Nasdaq Stock Market and foreign exchanges are valued at the last sale price on such markets, or, if no last sale price is available, they are valued using the mean between their current bid and ask prices. Prices of foreign securities are converted to U.S. dollars using exchange rates determined prior to the close of the Exchange. Securities traded in the over-the-counter market are valued at the mean between their current bid and ask prices. Short-term obligations maturing within sixty days are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available are valued at fair values as determined in good faith pursuant to consistently applied procedures established by the trustees of the Portfolio.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the Exchange. The values of foreign securities are determined as of the earlier of such market close or the closing time of the Exchange. Occasionally, events affecting the value of such securities may occur between the times at which they are determined and the close of the Exchange, or when the foreign market on which such securities trade is closed but the Exchange is open. If during such periods, events occur that materially affect the value of such securities, the securities will be valued at their fair market value as determined in good faith pursuant to consistently applied procedures established by the trustees of the Portfolio.

Foreign Currency Translation

Assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation. The cost of securities is translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Federal Income Taxes

The Portfolio is considered a partnership for federal income tax purposes. As such, each investor in the Portfolio will be taxed on its share of the Portfolio's ordinary income and capital gains. It is intended that the Portfolio's assets will be managed in such a way that an investor in the Portfolio will be able to satisfy the requirements of Sub-Chapter M of the Internal Revenue Code.

Investment Transactions And Investment Income

Investment transactions are accounted for on the date investments are purchased or sold. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are reported as soon as the Portfolio is informed of the ex-dividend date if such information is obtained subsequent to the ex-dividend date. Dividend income is recorded net of foreign taxes withheld. Interest income is recorded on the accrual basis and includes accretion of discount. Gains and losses are computed on the identified cost basis for both financial statement and federal income tax purposes for all securities.

Use Of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Agreements

BBOI, prior to its dissolution, rendered investment advisory services to the Portfolio pursuant to an agreement that provided for an investment advisory fee to be paid to BBOI at the annual rate of .90% of the Portfolio's average daily net assets. Effective May 12, 2000 in connection with the dissolution of BBOI, investment advisory fees charged to the Portfolio by Berger were reduced according to the following schedule: Average Daily Net Assets Annual Rate

  Average Daily
    Net Assets                           Annual Rate
  -------------                          -----------
First $500 million                           .85%
Next $500 million                            .80%
Over $1 billion                              .75%


Berger pays BIAM a sub-advisory fee from the investment advisory fee it receives from the Portfolio. Berger is also responsible for providing for or arranging for all managerial and administrative services necessary for the operations of the Portfolio.

                        Notes to Financial Statements                         73
                        Berger Funds o September 30, 2000 Combined Annual Report
--------------------------------------------------------------------------------

The Portfolio has entered into recordkeeping and pricing agreements with State Street Bank and Trust Company ("State Street"), which also serves as the Portfolio's custodian. The recordkeeping and pricing agreements provide for the monthly payment of a base fee plus a fee computed as a percentage of average daily net assets on a total relationship basis with other funds in the Berger Funds complex. State Street's fees for custody, recordkeeping and pricing are subject to reduction by credits earned by the Portfolio, based on the cash balances of the Portfolio held by State Street as custodian.

Certain officers and trustees of the Trust are officers and directors of Berger. Trustees who are not affiliated with Berger are compensated for their services according to a fee schedule, allocated among all of the funds in the Berger Funds complex, which includes an annual fee component and a per meeting component. The Portfolio's portion of the trustees' fees and expenses for the year ended September 30, 2000, totaled $17,890.

The Trust adopted a Trustee Fee Deferral Plan (the "Plan") which allows the non-affiliated trustees to defer the receipt of all or a portion of the trustee fees payable. The deferred fees are invested in various funds managed by Berger until distribution in accordance with the Plan.

3. Investment Transactions

Purchases And Sales

Purchases and sales proceeds of investment securities (excluding short-term securities) during the year ended September 30, 2000 were as follows:

   Purchases                Sales
   ---------                -----
$  114,062,605         $   93,732,363

There were no purchases or sales of long-term U.S. government securities during the year ended September 30, 2000.

Unrealized Appreciation, Unrealized Depreciation And Federal Tax Cost Of Securities.

At September 30, 2000, the federal tax cost of securities and the composition of net unrealized appreciation (depreciation) of investment securities held were as follows:

                   Gross Unrealized     Gross Unrealized                 Net
Federal Tax Cost       Appreciation         Depreciation        Appreciation
----------------   ----------------     ----------------        ------------
$256,740,056       $    61,913,161      $    (13,957,463)       $ 47,955,698


Forward Currency Contracts

The Portfolio may enter into forward foreign currency exchange contracts for the purpose of hedging the Portfolio against exposure to market value fluctuations in foreign currencies. The use of such instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations. Forward currency contracts and foreign denominated assets may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risk may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. The forward foreign currency exchange contracts are adjusted to the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. Realized and unrealized gains or losses on these securities are included in Net Realized and Unrealized Gain
(Loss) on Securities and Foreign Currency Transactions in the Statement of Operations.

Securities Lending

Under an agreement with State Street, the Portfolio has the ability to lend securities to brokers, dealers and other authorized financial institutions. Loans of portfolio securities are collateralized by cash remitted from the borrower of such securities in an amount equal to at least 102% of the market value of the loaned securities at the time the loan is made. The cash collateral received is invested in a money market fund and is evaluated daily to ensure that its market value exceeds the current market value of the loaned securities. Income generated by such investment, net of any rebates paid to the borrower, is split among the Portfolio and State Street as lending agent. At September 30, 2000, the Portfolio had securities on loan with a market value of $25,904,366.

Repurchase Agreements

Repurchase agreements held by the Portfolio are fully collateralized by U.S. government and government agency securities and such collateral is in the possession of the Portfolio's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Concentration of Risk

The Portfolio may have elements of risk due to concentrated investments in specific industries or foreign issuers located in a specific country. Such concentrations may subject the Portfolio to additional risk resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Net Realized and Unrealized Gain (Loss) on Securities and Foreign Currency Transactions in the Statement of Operations includes fluctuations from currency exchange rates and fluctuations in market value of securities.

4.  Line of Credit

The Portfolio, along with certain other funds managed by Berger, is party to an ongoing agreement with certain banks that allows these funds and the Portfolio, collectively, to borrow up to $150 million, subject to certain conditions, for temporary or emergency purposes. Interest, based on the Federal Funds Rate, is charged to the specific party that executes the borrowing. In addition, the unsecured line of credit requires a quarterly payment of a commitment fee based on the average daily unused portion of the line of credit. At September 30, 2000, the Portfolio had no borrowings outstanding on the line of credit.

74
Berger Funds o September 30, 2000 Combined Annual Report

Financial
Highlights
--------------------------------------------------------------------------------

Berger Information Technology Fund - Investor Shares
For a Share Outstanding Throughout the Period

                                                                                             Period from
                                                                    Year Ended        July 2, 1999(1) to
                                                         September 30, 2000(2)     September 30, 1999(2)
                                                         ---------------------     ---------------------
Net asset value, beginning of period                              $       8.21              $       7.64
                                                                  ------------              ------------
From investment operations
      Net investment income (loss)                                       (0.00)(5)                 (0.00)(5)
      Net realized and unrealized gains (losses) from
         investments and foreign currency transactions                    9.43                      0.57
                                                                  ------------              ------------
Total from investment operations                                          9.43                      0.57
                                                                  ------------              ------------
Less dividends and distributions
      Distributions (from capital gains)                                 (0.05)                       --
                                                                  ------------              ------------
Total dividends and distributions                                        (0.05)                       --
                                                                  ------------              ------------
Net asset value, end of period                                    $      17.59              $       8.21
                                                                  ------------              ------------
Total Return(6)                                                         114.97%                     7.46%
                                                                  ------------              ------------

Ratios/supplemental data:
      Net assets, end of period (in thousands)                    $     72,173              $      4,811
      Net expense ratio to average net assets(3)                          1.63%                     1.83%(4)
      Ratio of net investment loss to average net assets                 (1.36)%                   (1.58)%(4)
      Gross expense ratio to average net assets                           1.63%                     2.16%(4)
      Portfolio turnover rate(6)                                            38%                       31%


(1) Commencement of investment operations for Investor Shares.

(2) All per share data has been adjusted to reflect a 7-for-1 share split, effective October 17, 2000 (See Note 7).

(3) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Advisor.

(4) Annualized.

(5) Amount represents less than $0.01 per share.

(6) Not annualized.

Berger Information Technology Fund - Institutional Shares
For a Share Outstanding Throughout the Period

                                                                                         Period from
                                                                  Year Ended        March 1, 1999 to
                                                       September 30, 2000(2)   September 30, 1999(2)
                                                       ---------------------   ---------------------
Net asset value, beginning of period                              $     8.21              $     6.34
                                                                  ----------              ----------
From investment operations
      Net investment income (loss)                                     (0.00)(5)               (0.00)(5)
      Net realized and unrealized gains (losses) from
         investments and foreign currency transactions                  9.51                    1.97
                                                                  ----------              ----------
Total from investment operations                                        9.51                    1.97
                                                                  ----------              ----------
Less dividends and distributions
   Distributions (from capital gains)                                  (0.05)                  (0.10)
                                                                  ----------              ----------
Total dividends and distributions                                      (0.05)                  (0.10)
                                                                  ----------              ----------
Net asset value, end of period                                    $    17.67              $     8.21
                                                                  ----------              ----------
Total Return(6)                                                       115.86%                  31.30%
                                                                  ----------              ----------
Ratios/Supplemental Data:
      Net assets, end of period (in thousands)                    $   61,566              $   20,094
      Net expense ratio to average net assets(3)                        1.03%                   1.49%(4)
      Ratio of net investment loss to average net assets               (0.76)%                 (1.22)%(4)
      Gross expense ratio to average net assets                         1.03%                   1.94%(4)
      Portfolio turnover rate(6)                                          38%                     31%


                                                                                       Period from
                                                                  Year Ended   April 8, 1997(1) to
                                                        February 28, 1999(2)  February 28, 1998(2)
                                                        --------------------  --------------------
Net asset value, beginning of period                              $     4.31            $     2.86
                                                                  ----------            ----------
From investment operations
      Net investment income (loss)                                     (0.04)                (0.01)
      Net realized and unrealized gains (losses) from
         investments and foreign currency transactions                  2.07                  1.46
                                                                  ----------            ----------
Total from investment operations                                        2.03                  1.45
                                                                  ----------            ----------
Less dividends and distributions
   Distributions (from capital gains)                                     --                    --
                                                                  ----------            ----------
Total dividends and distributions                                         --                    --
                                                                  ----------            ----------
Net asset value, end of period                                    $     6.34            $     4.31
                                                                  ----------            ----------
Total Return(6)                                                        47.13%                50.75%
                                                                  ----------            ----------
Ratios/Supplemental Data:
      Net assets, end of period (in thousands)                    $   12,446            $    2,674
      Net expense ratio to average net assets(3)                        1.50%                 1.50%(4)
      Ratio of net investment loss to average net assets               (1.19)%               (1.01)%(4)
      Gross expense ratio to average net assets                         2.67%                12.17%(4)
      Portfolio turnover rate(6)                                          35%                   33%


(1) Commencement of investment operations for Investor Shares.

(2) All per share data has been adjusted to reflect a 7-for-1 share split, effective October 17, 2000 (See Note 7).

(3) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Advisor.

(4) Annualized.

(5) Amount represents less than $0.01 per share.

(6) Not annualized.


See notes to financial statements.

                        Financial Highlights                                  75
                        Berger Funds o September 30, 2000 Combined Annual Report
--------------------------------------------------------------------------------

Berger New Generation Fund - Investor Shares
For a Share Outstanding Throughout the Period


                                                                                                   Years Ended September 30,
                                                                              2000               1999                      1998
                                                                      ------------       ------------              ------------
Net asset value, beginning of period                                  $      25.77       $      12.66              $      14.72
                                                                      ------------       ------------              ------------

From investment operations
      Net investment income (loss)                                           (0.00)(6)          (0.00)(6)                    --
      Net realized and unrealized gains (losses) from
         investments and foreign currency transactions                       16.77              13.61                     (2.06)
                                                                      ------------       ------------              ------------
Total from investment operations                                             16.77              13.61                     (2.06)
                                                                      ------------       ------------              ------------
Less dividends and distributions
      Dividends (from net investment income)                                    --                 --                        --
      Distributions (from capital gains)                                     (4.55)             (0.50)                       --
                                                                      ------------       ------------              ------------
Total dividends and distributions                                            (4.55)             (0.50)                     0.00
                                                                      ------------       ------------              ------------
Net asset value, end of period                                        $      37.99       $      25.77              $      12.66
                                                                      ------------       ------------              ------------
Total Return(2)                                                              67.16%            110.82%                   (13.99)%
                                                                      ------------       ------------              ------------
Ratios/Supplemental Data:
      Net assets, end of period (in thousands)                        $    853,154       $    330,938              $    113,693
      Net expense ratio to average net assets(3)                              1.30%              1.54%                     1.72%
      Ratio of net investment income (loss) to average net assets            (1.11)%            (1.29)%                   (1.37)%
      Gross expense ratio to average net assets                               1.30%              1.54%                     1.72%
      Portfolio turnover rate(2)                                               149%               168%                      243%

                                                                                               Period from
                                                                                      March 29, 1996(1) to
                                                                              1997      September 30, 1996
                                                                      ------------            ------------
Net asset value, beginning of period                                  $      11.82            $      10.00
                                                                      ------------            ------------

From investment operations
      Net investment income (loss)                                           (0.13)                   0.56
      Net realized and unrealized gains (losses) from
         investments and foreign currency transactions                        3.64                    1.26
                                                                      ------------            ------------
Total from investment operations                                              3.51                    1.82
                                                                      ------------            ------------
Less dividends and distributions
      Dividends (from net investment income)                                 (0.61)                     --
      Distributions (from capital gains)                                        --                      --
                                                                      ------------            ------------
Total dividends and distributions                                            (0.61)                   0.00
                                                                      ------------            ------------
Net asset value, end of period                                        $      14.72            $      11.82
                                                                      ------------            ------------
Total Return(2)                                                              31.53%                  18.20%
                                                                      ------------            ------------
Ratios/Supplemental Data:
      Net assets, end of period (in thousands)                        $    190,164            $    116,912
      Net expense ratio to average net assets(3)                              1.89%                   1.90%(4)
      Ratio of net investment income (loss) to average net assets            (1.51)%                 12.35%(4)
      Gross expense ratio to average net assets                               1.89%                   2.09%(4)
      Portfolio turnover rate(2)                                               184%                    474%(5)


(1) Commencement of investment operations for Investor Shares.

(2) Not annualized.

(3) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Advisor.

(4) Annualized.

(5) Portfolio turnover was greater than anticipated during this period as a result of portfolio transactions undertaken in response to volatile markets and the short tax year for its initial period of operations.

(6) Amount represents less than $0.01 per share.

Berger New Generation Fund - Institutional Shares
For a Share Outstanding Throughout the Period


                                                                                                    Period from
                                                                  Year Ended                 August 16, 1999(1)
                                                          September 30, 2000              to September 30, 1999
                                                          ------------------              ---------------------
Net asset value, beginning of period                              $    25.79                         $    23.29
                                                                  ----------                         ----------
From investment operations
      Net investment income (loss)                                     (0.00)(5)                          (0.00)(5)
      Net realized and unrealized gains (losses) from
         investments and foreign currency transactions                 16.41                               2.50
                                                                  ----------                         ----------
Total from investment operations                                       16.41                               2.50
                                                                  ----------                         ----------
Less dividends and distributions
      Distributions (from capital gains)                               (4.53)                                --
                                                                  ----------                         ----------
Total dividends and distributions                                      (4.53)                                --
                                                                  ----------                         ----------
Net asset value, end of period                                    $    37.67                         $    25.79
                                                                  ----------                         ----------
Total Return(2)                                                        65.68%                             10.73%
                                                                  ----------                         ----------
Ratios/Supplemental Data:
      Net assets, end of period (in thousands)                    $    7,897                         $      347
      Net expense ratio to average net assets(3)                        1.17%                              1.02%(4)
      Ratio of net investment loss to average net assets               (0.95)%                            (0.85)%(4)
      Gross expense ratio to average net assets                         1.57%                              1.02%(4)
      Portfolio turnover rate(2)                                         149%                               168%


(1) Commencement of investment operations for Institutional Shares.

(2) Not annualized.

(3) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Advisor.

(4) Annualized.

(5) Amount represents less than $0.01 per share.

See notes to financial statements.

76
Berger Funds o September 30, 2000 Combined Annual Report

Financial
Highlights
--------------------------------------------------------------------------------

Berger Select Fund
For a Share Outstanding Throughout the Period

                                                                                                                  Period from
                                                                            Years Ended September 30,    December 31, 1997(1)
                                                                             2000                1999   to September 30, 1998
                                                                     ------------        ------------   ---------------------
Net asset value, beginning of period                                 $      19.17        $      13.26            $      10.00
                                                                     ------------        ------------            ------------
From investment operations
      Net investment income                                                 (0.00)(6)            0.01                    0.07
      Net realized and unrealized gains (losses) from
         investments and foreign currency transactions                      10.55                6.80                    3.19
                                                                     ------------        ------------            ------------

Total from investment operations                                            10.55                6.81                    3.26
                                                                     ------------        ------------            ------------
Less dividends and distributions
      Dividends (from net investment income)                                (0.02)              (0.05)                     --
      Dividends (in excess of net investment income)                           --               (0.01)                     --
      Distributions (from capital gains)                                    (4.45)              (0.84)                     --
                                                                     ------------        ------------            ------------
Total dividends and distributions                                           (4.47)              (0.90)                     --
                                                                     ------------        ------------            ------------
Net asset value, end of period                                       $      25.25        $      19.17            $      13.26
                                                                     ------------        ------------            ------------
Total Return(2)                                                             55.73%              53.06%                  32.60%
                                                                     ------------        ------------            ------------
Ratios/Supplemental Data:
      Net assets, end of period (in thousands)                       $    122,331        $    101,352            $     41,571
      Gross/Net expense ratio to average net assets(3)                       1.23%               1.29%                   1.48%(5)
      Ratio of net investment income (loss) to average net assets           (0.81)%              0.27%                   1.13%(5)
      Portfolio turnover rate(2)                                              123%                696%                  1,486%(4)


(1) Commencement of investment operations.

(2) Not annualized.

(3) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Advisor.

(4) Portfolio turnover was greater than expected during this period due to active trading undertaken in response to market conditions at a time when the Fund's assets were still relatively small and before the Fund was fully invested.

(5) Annualized.

(6) Amount represents less than $0.01 per share.

See notes to financial statements.

                        Financial Highlights                                  77
                        Berger Funds o September 30, 2000 Combined Annual Report
--------------------------------------------------------------------------------

Berger Small Company Growth Fund - Investor Shares
For a Share Outstanding Throughout the Period

                                                                                    Years Ended September 30,
                                                                  2000            1999           1998          1997         1996
                                                            ----------     -----------     ----------     ---------    ---------
Net asset value, beginning of period                        $     4.86     $      3.61     $     5.33     $    4.74    $    3.61
                                                            ----------     -----------     ----------     ---------    ---------
From investment operations
      Net investment income (loss)                               (0.00)(1)       (0.00)(1)         --         (0.05)       (0.03)
      Net realized and unrealized gains (losses) from
         investments and foreign currency transactions            3.85            1.95          (1.24)         0.84         1.16
                                                            ----------     -----------     ----------     ---------    ---------
Total from investment operations                                  3.85            1.95          (1.24)         0.79         1.13
                                                            ----------     -----------     ----------     ---------    ---------
Less dividends and distributions
      Dividends (from net investment income)                        --              --             --            --           --
      Distributions (from capital gains)                         (1.28)          (0.70)         (0.48)        (0.20)          --
                                                            ----------     -----------     ----------     ---------    ---------
Total dividends and distributions                                (1.28)          (0.70)         (0.48)        (0.20)          --
                                                            ----------     -----------     ----------     ---------    ---------
Net asset value, end of period                              $     7.43     $      4.86     $     3.61     $    5.33    $    4.74
                                                            ----------     -----------     ----------     ---------    ---------
Total Return                                                     84.27%          62.78%        (24.70)%       17.68%       31.30%
                                                            ----------     -----------     ----------     ---------    ---------
Ratios/Supplemental Data:
   Net assets, end of period (in thousands)                 $1,468,541     $   675,637     $  561,741     $ 902,685    $ 871,467
      Net expense ratio to average net assets(2)                  1.27%           1.60%          1.48%         1.67%        1.68%
      Ratio of net investment loss to average net assets         (0.83)%         (1.21)%        (1.01)%       (1.09)%      (0.97)%
      Gross expense ratio to average net assets                   1.27%           1.60%          1.59%         1.67%        1.68%
      Portfolio turnover rate                                       92%            128%            97%          111%          91%


(1) Amount represents less than $0.01 per share

(2) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Advisor.

Berger Small Company Growth Fund - Institutional Shares
For a Share Outstanding Throughout the Period

                                                                   Period from
                                                           October 16, 1999(1)
                                                            September 30, 2000
                                                           -------------------
Net asset value, beginning of period                              $       4.87
                                                                  ------------
From investment operations
      Net investment income                                              (0.00)(5)

      Net realized and unrealized gains (losses) from
         investments and foreign currency transactions                    3.86
                                                                  ------------
Total from investment operations                                          3.86
                                                                  ------------
Less dividends and distributions
      Distributions (from capital gains)                                 (1.30)
                                                                  ------------
Total dividends and distributions                                        (1.30)
                                                                  ------------
Net asset value, end of period                                    $       7.43
                                                                  ------------
Total Return(3)                                                          84.87%
                                                                  ------------
Ratios/Supplemental Data:
      Net assets, end of period (in thousands)                    $      5,886
      Net expense ratio to average net assets(4)                          1.05%(2)
      Ratio of net investment loss to average net assets                 (0.47)%(2)
      Gross expense ratio to average net assets                           1.59%(2)
      Portfolio turnover rate(3)                                            92%


(1) Commencement of investment operations for Institutional Shares.

(2) Annualized.

(3) Not annualized.

(4) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Advisor.

(5) Amount represents less than $0.01 per share.

See notes to financial statements.

78
Berger Funds o September 30, 2000 Combined Annual Report

Financial
Highlights
--------------------------------------------------------------------------------

Berger Small Cap Value Fund - Investor Shares
For a Share Outstanding Throughout the Period


                                                                                                                      Period from
                                                                        Years Ended September 30,         February 14, 1997(1) to
                                                                   2000            1999            1998        September 30, 1997
                                                            -----------     -----------     -----------   -----------------------
Net asset value, beginning of period                        $     20.94     $     17.58     $     22.28              $     17.24
                                                            -----------     -----------     -----------              -----------
From investment operations
      Net investment income (loss)                                 0.30           (0.02)           0.42                     0.03
      Net realized and unrealized gains (losses) from
         investments and foreign currency transactions             3.97            4.26           (2.58)                    5.01
                                                            -----------     -----------     -----------              -----------
Total from investment operations                                   4.27            4.24           (2.16)                    5.04
                                                            -----------     -----------     -----------              -----------
Less dividends and distributions
      Dividends (from net investment income)                      (0.20)          (0.07)          (0.17)                      --
      Distributions (from capital gains)                          (0.23)          (0.81)          (2.37)                      --
                                                            -----------     -----------     -----------              -----------
Total dividends and distributions                                 (0.43)          (0.88)          (2.54)                      --
                                                            -----------     -----------     -----------              -----------
Net asset value, end of period                              $     24.78     $     20.94     $     17.58               $    22.28
                                                            -----------     -----------     -----------               -----------
Total Return(2)                                                   20.77%          24.69%         (10.98)%                  29.23%
                                                            -----------     -----------     -----------               -----------
Ratios/Supplemental Data:
      Net assets, end of period (in thousands)              $   859,030     $   374,063     $   108,465               $    55,211
      Net expense ratio to average net assets(3)                   1.19%           1.37%           1.56%                    1.66%(4)
      Ratio of net investment income to average net assets         1.69%           1.36%           0.87%                    0.60%(4)
      Gross expense ratio to average net assets(3)                 1.23%           1.37%           1.56%                    1.66%(4)
      Portfolio turnover rate(2)                                     72%             66%             69%                       81%


(1) Commencement of investment operations for Investor Shares.

(2) Not annualized.

(3) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Advisor.

(4) Annualized.

Berger Small Cap Value Fund - Institutional Shares
For a Share Outstanding Throughout the Period

                                                                                                                    Period from
                                                                        Years Ended September 30,             January 1, 1997 to
                                                               2000                1999                1998   September 30, 1997
                                                        -----------         -----------         -----------   ------------------
Net asset value, beginning of period                    $     21.00         $     17.63         $     22.33          $     16.48
                                                        -----------         -----------         -----------          -----------

From investment operations
   Net investment income (loss)                                0.33                0.04                0.45                 0.07
   Net realized and unrealized gains (losses) from
     investments and foreign currency transactions             4.01                4.28               (2.55)                5.78
                                                        -----------         -----------         -----------          -----------
Total from investment operations                               4.34                4.32               (2.10)                5.85
                                                        -----------         -----------         -----------          -----------
Less dividends and distributions
   Dividends (from net investment income)                     (0.24)              (0.14)              (0.23)                  --
   Distributions (from capital gains)                         (0.23)              (0.81)              (2.37)                  --
                                                        -----------         -----------         -----------          -----------
Total dividends and distributions                             (0.47)              (0.95)              (2.60)                  --
                                                        -----------         -----------         -----------          -----------
Net asset value, end of period                          $     24.87         $     21.00         $     17.63          $     22.33
                                                        -----------         -----------         -----------          -----------
TOTAL RETURN(2)                                               21.09%              25.18%             (10.65)%              33.50%
                                                        -----------         -----------         -----------          -----------
Ratios/Supplemental Data:
   Net assets, end of period (in thousands)             $   862,318         $   414,347         $    92,787          $    58,450
   Gross/Net expense ratio to average net assets(3)            0.88%               1.01%               1.19%                1.34%(1)
   Ratio of net investment income to average
     net assets                                                1.99%               1.69%               1.26%                0.63%(1)
   Portfolio turnover rate(2)                                    72%                 66%                 69%                  81%





                                                                Years Ended December 31,
                                                               1996                   1995
                                                        -----------            -----------
Net asset value, beginning of period                    $     14.57            $     12.75
                                                        -----------            -----------

From investment operations
   Net investment income (loss)                                0.12                   0.09
   Net realized and unrealized gains (losses) from
     investments and foreign currency transactions             3.62                   3.23
                                                        -----------            -----------
Total from investment operations                               3.74                   3.32
                                                        -----------            -----------
Less dividends and distributions
   Dividends (from net investment income)                     (0.11)                 (0.09)
   Distributions (from capital gains)                         (1.72)                 (1.41)
                                                        -----------            -----------
Total dividends and distributions                             (1.83)                 (1.50)
                                                        -----------            -----------
Net asset value, end of period                          $     16.48            $     14.57
                                                        -----------             -----------
TOTAL RETURN(2)                                               25.58%                 26.07%
Ratios/Supplemental Data:
   Net assets, end of period (in thousands)             $    36,041            $    31,833
   Gross/Net expense ratio to average net assets(3)            1.48%                  1.64%
   Ratio of net investment income to average
     net assets                                                0.69%                  0.64%
   Portfolio turnover rate(2)                                    69%                    90%


(1) Annualized.

(2) Not annualized.

(3) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Advisor.


See notes to financial statements.

                        Financial Highlights                                  79
                        Berger Funds o September 30, 2000 Combined Annual Report
--------------------------------------------------------------------------------

Berger Mid Cap Growth Fund
For a Share Outstanding Throughout the Period


                                                                                                                  Period from
                                                                          Years Ended September 30,      December 31, 1997(1)
                                                                         2000                   1999    to September 30, 1998
                                                                  -----------            -----------    ---------------------
Net asset value, beginning of period                              $     21.82            $     10.93              $     10.00
                                                                  -----------            -----------              -----------
From investment operations
      Net investment income (loss)                                         --                  (0.00)(5)                   --
      Net realized and unrealized gains (losses) from
         investments and foreign currency transactions                  20.75                  11.10                     0.93
                                                                  -----------            -----------              -----------

Total from investment operations                                        20.75                  11.10                     0.93
                                                                  -----------            -----------              -----------
Less dividends and distributions
      Distributions (from capital gains)                                (1.30)                 (0.21)                      --
                                                                  -----------            -----------              -----------
Total dividends and distributions                                       (1.30)                 (0.21)                      --
                                                                  -----------            -----------              -----------
Net asset value, end of period                                    $     41.27            $     21.82              $     10.93
                                                                  -----------            -----------              -----------
Total Return(2)                                                         95.98%                102.76%                    9.30%
                                                                  -----------            -----------              -----------
Ratios/Supplemental Data:
      Net assets, end of period (in thousands)                    $   122,564            $    25,550              $     4,283
      Net expense ratio to average net assets(3)                         1.28%                  1.78%                    2.00%(4)
      Ratio of net investment loss to average net assets                (0.84)%                (1.03)%                 (0.82)%(4)
      Gross expense ratio to average net assets                          1.28%                  1.78%                    2.46%(4)
      Portfolio turnover rate(2)                                          150%                   178%                     262%


(1) Commencement of investment operations.

(2) Not annualized.

(3) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Advisor.

(4) Annualized.

(5) Amount represents less than $0.01 per share.



Berger Mid Cap  Value Fund
For a Share Outstanding Throughout the Period

                                                                                                                    Period from
                                                                           Years Ended September 30,         August 12, 1998(1)
                                                                          2000                  1999      to September 30, 1998
                                                                    ----------            ----------      ---------------------
Net asset value, beginning of period                                $    12.17            $     9.33               $    10.00
                                                                    ----------            ----------               ----------
From investment operations
      Net investment income                                               0.08                  0.07                     0.03
      Net realized and unrealized gains (losses) from
         investments and foreign currency transactions                    3.46                  2.83                    (0.70)
                                                                    ----------            ----------               ----------
Total from investment operations                                          3.54                  2.90                    (0.67)
                                                                    ----------            ----------               ----------
Less dividends and distributions
      Dividends (from net investment income)                             (0.04)                (0.06)                      --
      Dividends (from capital gains)                                     (1.24)                   --                       --
                                                                    ----------            ----------               ----------
Total dividends and distributions                                        (1.28)                (0.06)                      --
                                                                    ----------            ----------               ----------
Net asset value, end of period                                      $    14.43            $    12.17               $     9.33
                                                                  -----------            -----------              -----------
Total Return(2)                                                          31.11%                31.12%                   (6.70)%
                                                                    ----------            ----------               ----------
Ratios/Supplemental Data:
      Net assets, end of period (in thousands)                      $   33,013            $   22,918               $   19,710
      Gross/Net expense ratio to average net assets(3)                    1.59%                 1.62%                    1.68%(4)
      Ratio of net investment income to average net assets                0.72%                 0.54%                    2.30%(4)
      Portfolio turnover rate(2)                                           129%                  154%                      25%


(1) Commencement of investment operations.

(2) Not annualized.

(3) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Advisor.

(4) Annualized.

See notes to financial statements.

80
Berger Funds o September 30, 2000 Combined Annual Report

Financial
Highlights
--------------------------------------------------------------------------------

Berger Growth Fund
For a Share Outstanding Throughout the Period

                                                                                   Years Ended September 30,
                                                                2000           1999           1998        1997(1)         1996(1)
                                                        ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period                    $      15.56   $      11.99   $      21.51   $      19.64   $      18.89
                                                        ------------   ------------   ------------   ------------   ------------
From investment operations
      Net investment loss                                         --          (0.00)(2)         --          (0.09)         (0.08)
      Net realized and unrealized gains (losses) from
         investments and foreign currency transactions          8.89           4.55          (2.57)          4.73           1.76
                                                        ------------   ------------   ------------   ------------   ------------
Total from investment operations                                8.89           4.55          (2.57)          4.64           1.68
                                                        ------------   ------------   ------------   ------------   ------------
Less dividends and distributions
      Distributions (from capital gains)                       (3.58)         (0.98)         (6.95)         (2.77)         (0.93)
                                                        ------------   ------------   ------------   ------------   ------------
Total dividends and distributions                              (3.58)         (0.98)         (6.95)         (2.77)         (0.93)
                                                        ------------   ------------   ------------   ------------   ------------
Net asset value, end of period                          $      20.87   $      15.56   $      11.99   $      21.51   $      19.64
                                                        ------------   ------------   ------------   ------------   ------------
Total Return                                                   60.93%         38.96%        (16.08)%        26.50%          9.36%
                                                        ------------   ------------   ------------   ------------   ------------
Ratios/Supplemental Data:
   Net assets, end of period (in thousands)             $  1,947,772   $  1,333,794   $  1,286,828   $  1,889,048   $  2,012,706
      Gross/Net expense ratio to average net assets(3)          1.13%          1.36%          1.38%          1.41%          1.42%
      Ratio of net investment loss to average net assets       (0.87)%        (0.38)%        (0.38)%        (0.40)%        (0.43)%
      Portfolio turnover rate                                     70%           274%           280%           200%           122%


(1) Per share calculations for the period were based on average shares outstanding.

(2) Amount represents less than $0.01 per share.

(3) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Advisor.

Berger Growth and Income Fund
For a Share Outstanding Throughout the Period


                                                                                       Years Ended September 30,
                                                                       2000         1999         1998         1997       1996
                                                                  ---------    ---------    ---------    ---------   --------
Net asset value, beginning of period                              $   15.32    $   13.60    $   16.72    $   14.06   $  12.89
                                                                  ---------    ---------    ---------    ---------   --------
From investment operations
      Net investment income (loss)                                       --        (0.00)(3)     0.04         0.14       0.20
      Net realized and unrealized gains (losses) from
         investments and foreign currency transactions                 8.27         4.53        (0.30)        4.28       1.17
                                                                  ---------    ---------    ---------    ---------   --------
Total from investment operations                                       8.27         4.53        (0.26)        4.42       1.37
                                                                  ---------    ---------    ---------    ---------   --------
Less dividends and distributions
      Dividends (from net investment income)                             --           --        (0.03)       (0.13)     (0.20)
      Dividends (in excess of net investment income)                     --        (0.01)       (0.01)          --         --
      Distributions (from capital gains)                              (2.18)       (2.80)       (2.82)       (1.63)        --
                                                                  ---------    ---------    ---------    ---------   --------
Total dividends and distributions                                     (2.18)       (2.81)       (2.86)       (1.76)     (0.20)
                                                                  ---------    ---------    ---------    ---------   --------
Net asset value, end of period                                    $   21.41    $   15.32    $   13.60    $   16.72   $  14.06
                                                                  ---------    ---------    ---------    ---------   --------
Total Return                                                          56.09%       38.67%       (1.60)%      34.56%     10.66%
                                                                  ---------    ---------    ---------    ---------   --------
Ratios/Supplemental Data:
      Net assets, end of period (in thousands)                    $ 725,272    $ 379,356    $ 301,330    $ 357,023   $315,538
      Gross/Net expense ratio to average net assets(1)                 1.18%        1.35%        1.44%        1.51%      1.56%
      Ratio of net investment income (loss) to average net assets     (0.17)%      (0.22)%       0.25%        0.87%      1.39%
   Portfolio turnover rate                                               74%         173%         417%(2)      173%       112%


(1) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Advisor.

(2) Portfolio turnover was greater than expected during this period due to active trading undertaken in response to market conditions that existed at the time.

(3) Amount represents less than $0.01 per share.


See notes to financial statements

                        Financial Highlights                                  81
                        Berger Funds o September 30, 2000 Combined Annual Report
--------------------------------------------------------------------------------


Berger Balanced Fund
For a Share Outstanding Throughout the Period

                                                                          Years Ended September 30,
                                                                     2000             1999          1998(1)
                                                              -----------      -----------      -----------
Net asset value, beginning of period                          $     16.62      $     13.28      $     10.00
                                                              -----------      -----------      -----------
From investment operations
      Net investment income                                          0.28             0.23             0.22
      Net realized and unrealized gains from
         investments and foreign currency transactions               4.57             4.69             5.17
                                                              -----------      -----------      -----------
Total from investment operations                                     4.85             4.92             5.39
                                                              -----------      -----------      -----------
Less dividends and distributions
   Dividends (from net investment income)                           (0.27)           (0.23)           (0.21)
      Distributions (from capital gains)                            (1.82)           (1.35)           (1.90)
                                                              -----------      -----------      -----------
Total dividends and distributions                                   (2.09)           (1.58)           (2.11)
                                                              -----------      -----------      -----------
Net asset value, end of period                                $     19.38      $     16.62      $     13.28
                                                              -----------      -----------      -----------
Total Return                                                        30.08%           39.41%           56.77%
                                                              -----------      -----------      -----------
Ratios/Supplemental Data:
      Net assets, end of period (in thousands)                $   176,798      $   122,766      $    30,721
      Net expense ratio to average net assets(2)                     1.14%            1.23%            1.50%
      Ratio of net investment income to average net assets           1.48%            1.63%            1.81%
      Gross expense ratio to average net assets                      1.14%            1.23%            1.57%
      Portfolio turnover rate                                          82%             227%             658%(3)

(1) The fund had no financial highlights for the one day of operations during the period ended September 30, 1997.

(2) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Advisor.

(3) Portfolio turnover was greater than expected during this period due to higher than normal trading activity undertaken in response to market conditions at a time when the Fund's assets were still relatively small and before the Fund was fully invested.


Berger International Fund
For a Share Outstanding Throughout the Period

                                                                                                                  Period from
                                                                      Years Ended September 30,        November 7, 1996(1) to
                                                            2000(7)              1999           1998       September 30, 1997
                                                         ----------        ----------     ----------               ----------
Net asset value, beginning of period                     $    12.51        $    10.06     $    11.46               $    10.00
                                                         ----------        ----------     ----------               ----------

From investment operations
      Net investment income (loss)                            (0.00)(8)         (0.07)          0.50                     0.05
      Net realized and unrealized gains (losses) from
         investments and foreign currency transactions
         allocated from Portfolio                              1.18              3.01          (1.46)                    1.41
                                                         ----------        ----------     ----------               ----------
Total from investment operations                               1.18              2.94          (0.96)                    1.46
                                                         ----------        ----------     ----------               ----------
Less dividends and distributions
   Dividends (from net investment income)                        --             (0.47)         (0.06)                      --
      Distributions (from capital gains)                         --             (0.02)         (0.38)                      --
                                                         ----------        ----------     ----------               ----------
Total dividends and distributions                                --             (0.49)         (0.44)                      --
                                                         ----------        ----------     ----------               ----------
Net asset value, end of period                           $    13.69        $    12.51     $    10.06               $    11.46
                                                         ----------        ----------     ----------               ----------
Total Return(3)                                                9.43%            29.64%         (8.46)%                  14.60%
                                                         ----------        ----------     ----------               ----------
Ratios/Supplemental Data:
      Net assets, end of period (in thousands)           $   38,425        $   23,014     $   16,515               $   18,673
      Net expense ratio to average net assets(4),(5)           1.71%             1.76%          1.80%                    1.90%(2)
      Ratio of net income (loss) to average net assets        (0.00)%           (0.01)%         2.20%                    0.61%(2)
      Gross expense ratio to average net assets(5)             1.71%             1.77%          1.83%                    1.99%(2)
      Portfolio turnover rate(3),(6)                             31%               16%            17%                      17%


(1) Commencement of investment operations.

(2) Annualized.

(3) Not annualized.

(4) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Portfolio's Advisor.

(5) Reflects the Fund's expenses plus the Fund's pro rata share of the Portfolio's expenses.

(6) Represents the portfolio turnover rate of the Portfolio. All of the investable assets of the Fund are invested in the Portfolio.

(7) Per share calculations for the period were based on average shares outstanding.

(8) Amount represents less than $0.01 per share.


See notes to financial statements.

82
Berger Funds o September 30, 2000 Combined Annual Report

Report of Independent
Accountants
--------------------------------------------------------------------------------

To the Boards of Directors/Trustees and Shareholders of Berger Growth Fund, Inc., Berger Growth and Income Fund, Inc., Berger Omni Investment Trust, Berger Investment Portfolio Trust and Berger Worldwide Funds Trust, and to the Board of Trustees and Investors of Berger Worldwide Portfolios Trust

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights or ratios/supplementary data, as applicable, present fairly, in all material respects, the financial position of Berger Growth Fund, Inc. (formerly Berger One Hundred Fund, Inc.), Berger Growth and Income Fund, Inc., Berger Small Cap Value Fund (the sole fund comprising Berger Omni Investment Trust), Berger Information Technology Fund, Berger New Generation Fund, Berger Select Fund, Berger Small Company Growth Fund, Berger Mid Cap Growth Fund, Berger Mid Cap Value Fund, and Berger Balanced Fund (constituting Berger Investment Portfolio Trust), Berger International Fund (formerly Berger/BIAM International Fund; one of the funds constituting Berger Worldwide Funds Trust formerly Berger/BIAM Worldwide Funds Trust) and Berger International Portfolio (formerly Berger/BIAM International Portfolio; the sole portfolio comprising Berger Worldwide Portfolios Trust formerly Berger/BIAM Worldwide Portfolios Trust) (collectively the "Funds") at September 30, 2000, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the periods indicated and the financial highlights or ratios/supplementary data for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights or ratios/supplementary data (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial statements of The Omni Investment Fund (now known as Berger Omni Investment Trust) and InformationTech 100 Fund (now known as Berger Information Technology Fund) for the years ended December 31, 1996 and February 28, 1999, respectively, were audited by other independent accountants whose reports dated January 24, 1997 and March 26, 1999, respectively, expressed unqualified opinions on those financial statements.



/s/ PRICEWATERHOUSECOOPERS LLP

PricewaterhouseCoopers LLP

Denver, Colorado
November 8, 2000

                        Financial Highlights                                  83
                        Berger Funds o September 30, 2000 Combined Annual Report

Other Matters (Unaudited)
--------------------------------------------------------------------------------

A special meeting of shareholders of Berger International Fund was held on May 5, 2000, at which shareholders approved the following proposals:

Proposal 1. Approval of a new investment advisory agreement naming Berger LLC
            ("Berger") as investment advisor to the Berger International Portfolio, replacing BBOI Worldwide LLC; and

Proposal 2. Approval of a new Sub-Advisory Agreement between Berger and Bank of
            Ireland Asset Management (U.S.) Limited.

The following is a report of the votes cast:

                                                     Withheld/
                       For           Against           Abstain            Total
                 ---------        ----------     -------------    -------------
Proposal 1       1,425,311             6,248            15,529        1,447,088
Proposal 2       1,413,013            11,366            22,709        1,447,088

                              Shareholders with questions should write to:                PreSorted Standard

                              Berger Funds, c/o Berger LLC                                U.S. Postage

[BERGER FUNDS LOGO]           P.O. Box 5005, Denver, CO 80217                             PAID

                              or call 800-551-5849.                                       PERMIT NO. 1

                              Visit our Web site at bergerfunds.com.                      Houston, Texas


210 University Blvd
Denver, CO 80206                                                          COMAR

BERGER INTERNATIONAL CORE FUND



ANNUAL REPORT

September 30, 2000




[BERGER FUNDS LOGO]

BERGER FUNDS, BERGER INTERNATIONAL CORE FUND and BERGER MOUNTAIN LOGO are registered trademarks of Berger LLC; and other marks referred to herein are the trademarks or registered trademarks of the respective owners thereof.

              Contents                                                         3

              Berger Funds o September 30, 2000 International CORE Annual Report


Table of Contents
--------------------------------------------------------------------------------

BERGER INTERNATIONAL CORE FUND

Portfolio Manager's Commentary ............................................    4

Statement of Assets and Liabilities .......................................    7

Statement of Operations ...................................................    7

Statements of Changes in Net Assets .......................................    8

Notes to Financial Statements .............................................    9

Financial Highlights ......................................................   11

Report of Independent Accountants .........................................   12

Other Matters (Unaudited) .................................................   13

BERGER INTERNATIONAL PORTFOLIO

Schedule of Investments ...................................................   15

Statement of Assets and Liabilities .......................................   20

Statement of Operations ...................................................   21

Statements of Changes in Net Assets .......................................   22

Notes to Financial Statements .............................................   23

Report of Independent Accountants .........................................   27


To obtain a prospectus for the Fund, which contains more complete information, including risks, fees and expenses, call (800) 551-5849. Please read it carefully before you invest. Berger Distributors LLC - Distributor (11/00) www.bergerfunds.com

4

Berger Funds o September 30, 2000 International CORE Annual Report


                           Ticker Symbol                                   BBICX
Berger International       Fund Number                                       660
CORE Fund                  PORTFOLIO MANAGER COMMENTARY    BANK OF IRELAND ASSET
                                                          MANAGEMENT (U.S.) LTD.
--------------------------------------------------------------------------------

Performance

The Berger International CORE Fund (the "Fund") gained 10.40% for the year ended September 30, 2000, compared with the 3.42% gain for its benchmark, the MSCI EAFE Index.(1)

World equity markets registered exceptional gains toward the end of 1999, fueled by a combination of low interest rates and rising commodity prices. There was significant divergence in the performance of those markets in the first part of 2000, however. Half of the markets in the 22 countries that comprise the MSCI World Index registered gains and half of the markets registered losses (as measured in U.S. dollars). Rising interest rates in all markets except Japan also served as a drag on returns.

Global markets continued to decline over the last six months, with the majority of the markets in the MSCI World Index posting negative performance.

The last three months started well with a number of blue-chip European companies posting better than expected profits for the first half of the year and economic data revealing stronger-than-expected activity, particularly in the core European economies. By the end of August, though, the weakness of the Euro combined with an uptake in commodity prices, particularly energy, was pushing producer price inflation in the Eurozone higher.

Elsewhere, poor supply-and-demand conditions have contributed to the Japanese market's malaise this year. The Japanese markets were unable to shrug off concerns about corporate profit growth that began with several US companies and quickly rippled around the world. Other Asian markets remained sluggish, despite good economic indicators in Hong Kong.

Period in Review

For the first six months of the fiscal year, performance was aided by the Fund's investment in telecommunications, media and technology stocks. But over the last six months, performance was hurt by these same investments. The most significant decline came from stocks in the Growth in Telecommunications theme. Telecom Italia, which had performed well earlier this year, succumbed to the general sector sentiment and fell sharply during the last three months, despite reporting earnings in line with market expectations. Koninklijke KPN NV and Telefonaktiebolaget LM Ericsson were two other holdings that performed well in the first half of the fiscal year, but took a dive in the second half of the fiscal year. KPN was dogged by several concerns, including disappointing earnings news. Ericsson, who holds nearly half of all third-generation mobile license contracts that have been awarded to date, was hit hard when concerns emerged that profit margins on these contracts may come under some pressure.

              International CORE Fund                                          5

              Berger Funds o September 30, 2000 International CORE Annual Report
--------------------------------------------------------------------------------

Semiconductor companies were impacted globally as sales of personal computer and mobile phone handsets slowed. This negatively impacted two Japanese-quoted companies in the Restructuring Opportunities theme, NEC and Hitachi. Although neither company is a pure semiconductor play, they were unable to avoid the sector's general downturn despite significant earnings upgrades announced by both companies in September.

On a more upbeat note, stocks in the Asian Cyclical Recovery theme performed well, led by Hong Kong-quoted companies. Competition has reduced mortgage costs in Hong Kong over the past two years, and residential property prices and transaction volumes are rising. Cheung Kong and Sun Hung Kai Properties, among the region's largest property developers, were beneficiaries of this trend.

Stocks in the Growth in Healthcare Needs theme were positive most of the year, particularly pharmaceutical stocks such as AstraZeneca, the UK pharmaceutical company, and Glaxo Wellcome. Despite continued regulatory delays in its proposed merger, Glaxo Wellcome was boosted by an increase in sales and profits.

Summary

Technology stocks continue to weaken relative to broader market indices, as investors become increasingly more discriminating in selecting stocks in this sector. The euphoria of last year has disappeared, and bankruptcies are increasing, as the availability of new capital is restricted to the more viable enterprises. We welcome this development as a return to rationality, and we continue to expect a consequent broadening of market performance.

The positive aspect of an economic slowdown is a more benign outlook for interest rates. The greatest threat to this outlook comes from oil prices. To date, oil prices have not fed through to any significant extent into broad measures of inflation. But, if prices persist at current levels and threaten to feed into wage rates, the outlook for interest rates would deteriorate. On balance, we do not anticipate that this will occur; however, it does represent a potential threat to equity and bond markets.


Past performance is no guarantee of future results.


(1) The Morgan Stanley Capital International EAFE Index represents major overseas stock markets. It is an unmanaged index. One cannot invest directly in an index.

6

Berger Funds o September 30, 2000 International CORE Annual Report

Berger International
CORE Fund
--------------------------------------------------------------------------------

PERFORMANCE OVERVIEW

Berger International CORE Fund

Comparison of Change in Value of Berger International CORE Fund vs. MSCI EAFE Index

[GRAPH]

Berger International CORE Fund          $3,568,537

MSCI EAFE Index                         $2,583,089

AVERAGE ANNUAL TOTAL RETURNS AS OF SEPTEMBER 30, 2000

One Year                                          10.40%
Five Year                                         11.67%
Ten Year                                          13.57%

Performance figures are historical and, in part, reflect the performance of a pool of assets advised by BIAM (Bank of Ireland Asset Management) for periods before the Fund commenced operations on October 11, 1996, adjusted to reflect any increased expenses associated with operating the Fund. The asset pool was not registered with the Securities and Exchange Commission and therefore was not subject to the investment restrictions imposed by law on registered mutual funds. If the pool had been registered, its performance might have been adversely affected. Investments in the Fund are not insured by the Federal Deposit Insurance Corporation, are not deposits and are not obligations of, or endorsed or guaranteed in any way by, any bank. Past performance is no guarantee of future results. Fund performance shown reflects the unusually favorable market conditions that existed in 1999 which likely are not sustainable as market conditions change. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

              International CORE Fund                                          7

              Berger Funds o September 30, 2000 International CORE Annual Report
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES

                                                                          September 30, 2000
                                                                          ------------------
Assets
Investment in Berger International Portfolio ("Portfolio"), at value            $259,222,541
Receivable from fund shares sold                                                   3,183,302
                                                                                ------------
    Total Assets                                                                 262,405,843
                                                                                ------------
Liabilities
Payable for fund shares redeemed                                                   1,607,508
Accrued administrative services fee                                                    9,153
                                                                                ------------
    Total Liabilities                                                              1,616,661
                                                                                ------------
Net Assets Applicable to Shares Outstanding                                     $260,789,182
                                                                                ------------
Components of Net Assets
Capital (par value and paid in surplus)                                         $203,981,369
Undistributed net investment income                                                  206,095
Undistributed net realized gain on securities
    and foreign currency transactions                                             17,196,061
Net unrealized appreciation on securities and
    foreign currency transactions                                                 39,405,657
                                                                                ------------
                                                                                $260,789,182
                                                                                ------------

Shares Outstanding (Unlimited Shares Authorized, Par Value $0.01)                 17,603,313
                                                                                ------------
Net Asset Value, Offering and Redemption Price Per Share                        $      14.81
                                                                                ------------

STATEMENT OF OPERATIONS

                                                                                  Year Ended
                                                                          September 30, 2000
                                                                          ------------------
Net Investment Income Allocated from Portfolio
   Dividends (net of foreign tax withholding of $618,737)                       $  4,043,190
   Interest                                                                          494,172
   Securities lending income                                                         142,901
   Portfolio expenses (net of earnings credits totaling $59,432)                  (2,640,629)
                                                                                ------------
     Net Investment Income Allocated from Portfolio                                2,039,634
                                                                                ------------
Fund Expenses
   Administrative services fee                                                       108,657
                                                                                ------------
   Total Fund Expenses                                                               108,657
                                                                                ------------
     Net Investment Income                                                         1,930,977
                                                                                ------------
Net Realized and Unrealized Gain on Securities and
   Foreign Currency Transactions Allocated from Portfolio
Net realized gain on securities and foreign currency transactions                 24,479,095
Net change in unrealized depreciation on securities and
    foreign currency transactions                                                 (1,570,319)
                                                                                ------------
Net Realized and Unrealized Gain on Securities and
    Foreign Currency Transactions Allocated from Portfolio                        22,908,776
                                                                                ------------
Net Increase in Net Assets Resulting from Operations                            $ 24,839,753
                                                                                ------------

See notes to financial statements.

8

Berger Funds o September 30, 2000 International CORE Annual Report

Berger International
CORE Fund
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

Years Ended September 30,                                                 2000               1999
-------------------------                                        -------------      -------------
From Operations
Net investment income                                            $   1,930,977      $   1,337,269
Net realized gain (loss) on securities and foreign
    currency transactions allocated from Portfolio                  24,479,095         (4,523,057)
Net change in unrealized appreciation on securities
    and foreign currency transactions allocated from
    Portfolio                                                       (1,570,319)        50,007,723
                                                                 -------------      -------------
Net Increase in Net Assets
    Resulting from Operations                                       24,839,753         46,821,935
                                                                 -------------      -------------
From Dividends and Distributions to Shareholders
Dividends from net investment income                                  (929,392)        (4,788,864)
                                                                 -------------      -------------
Net Decrease in Net Assets from Dividends and
    Distributions to Shareholders                                     (929,392)        (4,788,864)
                                                                 -------------      -------------
From Fund Share Transactions
Proceeds from shares sold                                          137,651,207         88,432,883
Net asset value of shares issued in reinvestment of
    dividends and distributions                                        807,977          4,568,744
Payments for shares redeemed                                      (133,565,239)       (56,967,767)
                                                                 -------------      -------------
Net Increase in Net Assets Derived from
    Fund Share Transactions                                          4,893,945         36,033,860
                                                                 -------------      -------------
Net Increase in Net Assets                                          28,804,306         78,066,931
Net Assets
Beginning of period                                                231,984,876        153,917,945
                                                                 -------------      -------------
End of period                                                    $ 260,789,182      $ 231,984,876
                                                                 -------------      -------------
Undistributed net investment income/
    (Accumulated net investment loss)                            $     206,095      $    (496,496)
                                                                 -------------      -------------
Transactions in Fund Shares
Shares sold                                                          8,933,465          6,732,176
Shares issued to shareholders in reinvestment of
    dividends and distributions                                         52,715            372,351
Shares redeemed                                                     (8,617,172)        (4,387,147)
                                                                 -------------      -------------
Net Increase in Shares                                                 369,008          2,717,380
Shares outstanding, beginning of period                             17,234,305         14,516,925
                                                                 -------------      -------------
Shares outstanding, end of period                                   17,603,313         17,234,305
                                                                 -------------      -------------

See notes to financial statements.

              International CORE Fund                                          9

              Berger Funds o September 30, 2000 International CORE Annual Report

Notes to Financial
Statements
September 30, 2000
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Organization

The Berger International CORE Fund (the "Fund") is a series of the Berger Worldwide Funds Trust (the "Trust"), a Delaware business trust, organized on May 31, 1996. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Currently, the Fund, Berger International Fund and International Equity Fund are the only series established under the Trust, although others may be added in the future.

The Fund invests all of its investable assets in the Berger International Portfolio (the "Portfolio"), a series of Berger Worldwide Portfolios Trust. The value of such investment reflects the Fund's proportionate interest in the net assets of the Portfolio (84% at September 30, 2000). The Portfolio is an open-end management investment company and has the same investment objective and policies as the Fund. The performance of the Fund will be derived from the investment performance of the Portfolio. The financial statements of the Portfolio, including the schedule of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

On January 19, 2000, Berger LLC ("Berger") and Bank of Ireland Asset Management (U.S.) Limited ("BIAM") entered into an agreement to dissolve BBOI Worldwide LLC ("BBOI"), the former investment advisor of the Portfolio. This agreement was approved by shareholders on May 5, 2000. Upon approval of the new management agreement, Berger became the Fund's advisor and BIAM continues to be responsible for the day-to-day management of the Fund's portfolio as sub-advisor. The dissolution of BBOI had no effect on the investment advisory services provided to the Fund. Additionally, the Fund was renamed Berger International CORE Fund from Berger/BIAM International CORE Fund and the Trust was renamed Berger Worldwide Funds Trust from Berger/BIAM Worldwide Funds Trust.

Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

Investment Valuation

Since the Fund will invest all of its investable assets in the Portfolio, the value of the Fund's invested assets will be equal to the value of its beneficial interest in the Portfolio. Valuation of securities by the Portfolio is discussed in Note 1 of the Portfolio's Notes to Financial Statements which accompany the Fund's financial statements.

Calculation Of Net Asset Value

The per share calculation of net asset value is determined by dividing the total value of the Fund's assets, less liabilities, by the total number of shares outstanding.

Income and Expenses

As an investor in the Portfolio, the Fund is allocated its pro rata share of the aggregate investment income, realized and unrealized gains or losses and annual operating expenses of the Portfolio. Income, realized and unrealized gain or losses and expenses are allocated on the day incurred in proportion to the prior day's net assets of the Fund relative to the other investors in the Portfolio. Expenses directly attributable to the Fund are charged against the operations of the Fund.

Federal Income Taxes

Each series of the Trust is treated as a separate entity for federal income tax purposes. The Fund's policy is to comply with the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required.

Federal Income Tax Status

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

10

Berger Funds o September 30, 2000 International CORE Annual Report

Notes to Financial
Statements
September 30, 2000
--------------------------------------------------------------------------------

The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to the differing treatments of net operating losses, foreign currency and tax allocations. Accordingly, these permanent differences in the character of income and distributions between financial statements and tax basis have been reclassified to paid-in capital. During the year ended September 30, 2000, the following reclassifications were made among the components of net assets:

                                            Undistributed    Undistributed
                                Paid-in    Net Investment     Net Realized
                                Capital            Income            Gains
                               --------    --------------     ------------

                               $568,648        $(298,994)       $(269,654)

During the current year, the Fund utilized $6,749,679 in capital loss carryovers to offset realized capital gains for federal tax purposes.

During the year ended September 30, 2000, the Fund paid $618,738 of foreign taxes on $4,668,448 of foreign source income. The Fund will make the foreign tax credit election to pass these taxes through to shareholders.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Agreements

Under an Administrative Services Agreement with the Fund, Berger serves as the administrator of the Fund. Pursuant to such agreement, the Fund pays Berger a fee at an annual rate equal to the lesser of 0.10% of its average daily net assets or Berger's annual cost to provide or procure such services plus 0.01% of the Fund's average daily net assets. Under the agreement, Berger is responsible, at its own expense, for providing or procuring all administrative services reasonably necessary for the operation of the Fund.

State Street Bank and Trust Company ("State Street") has been appointed to provide recordkeeping and pricing services to the Fund, including calculating the net asset value of the Fund, and to perform certain accounting and recordkeeping functions. The cost of such services are covered under the Administrative Services Agreement with Berger, as mentioned above.

Certain officers and trustees of the Trust are officers and directors of Berger. Trustees who are not affiliated with Berger are compensated for their services according to a fee schedule, allocated among the entire Berger Funds complex, which includes an annual fee component and a per meeting component. Such fees are allocated directly to the Portfolio and, therefore, indirectly to the Fund.

              International CORE Fund                                         11

              Berger Funds o September 30, 2000 International CORE Annual Report

Financial Highlights
--------------------------------------------------------------------------------

Berger International CORE Fund
For a Share Outstanding Throughout the Period


                                                                                                                    Period from
                                                                    Years Ended September 30,               October 11, 1996(1)
                                                       --------------------------------------------------      to September 30,
                                                               2000               1999               1998                  1997
                                                       ------------       ------------       ------------          ------------
Net asset value, beginning of period                   $      13.46       $      10.60       $      11.67          $      10.00
                                                       ------------       ------------       ------------          ------------
From investment operations
  Net investment income (loss)                                 0.09              (0.12)              0.43                  0.08
  Net realized and unrealized gains (losses)
   on securities and foreign currency
   transactions allocated from Portfolio                       1.31               3.32              (1.34)                 1.59
                                                       ------------       ------------       ------------          ------------
Total from investment operations                               1.40               3.20              (0.91)                 1.67
                                                       ------------       ------------       ------------          ------------
Less dividends and distributions
  Dividends (from net investment income)                      (0.05)             (0.34)             (0.08)                   --
  Distributions (in excess of capital gains)                     --                 --              (0.08)                   --
                                                       ------------       ------------       ------------          ------------
Total dividends and distributions                             (0.05)             (0.34)             (0.16)                   --
                                                       ------------       ------------       ------------          ------------
Net asset value, end of period                         $      14.81       $      13.46       $      10.60          $      11.67
                                                       ------------       ------------       ------------          ------------
Total Return(3)                                               10.40%             30.45%             (7.79)%               16.70%
                                                       ------------       ------------       ------------          ------------
Ratios/Supplemental Data:
  Net assets, end of period (in thousands)             $    260,789       $    231,985       $    153,918          $     97,177
  Net expense ratio to average net assets(4),(5)               1.01%              1.06%              1.08%                 1.10%(2)
  Ratio of net investment income to
   average net assets                                          0.69%              0.69%              3.44%                 1.62%(2)
  Gross expense ratio to average net assets(5)                 1.01%              1.06%              1.12%                 1.20%(2)
  Portfolio turnover rate(3),(6)                                 31%                16%                17%                   17%

1.   Commencement of investment operations.

2.   Annualized.

3.   Not annualized.

4. Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Portfolio's Advisor.

5. Reflects the Fund's expenses plus the Fund's pro rata share of the Portfolio's expenses.

6. Represents the portfolio turnover rate of the Portfolio. All of the investable assets of the Fund are invested in the Portfolio.

See notes to financial statements.

12

Berger Funds o September 30, 2000 International CORE Annual Report

Report of Independent
Accountants
--------------------------------------------------------------------------------

To the Board of Trustees and Shareholders of Berger Worldwide Funds Trust

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Berger International CORE Fund (formerly Berger/BIAM International CORE Fund, one of the funds constituting Berger Worldwide Funds Trust (formerly Berger/BIAM Worldwide Funds Trust), hereafter referred to as the "Fund") at September 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period October 11, 1996 (commencement of investment operations) through September 30, 1997, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


/s/ PRICEWATERHOUSECOOPERS LLP


PricewaterhouseCoopers LLP


Denver, Colorado
November 8, 2000

              International CORE Fund                                         13

              Berger Funds o September 30, 2000 International CORE Annual Report

Other Matters
(Unaudited)
--------------------------------------------------------------------------------

A special meeting of shareholders of the Berger International CORE Fund was held on May 5, 2000, at which shareholders approved the following proposals:

Proposal 1. Approval of a new investment advisory agreement naming Berger LLC
            ("Berger") as investment advisor to the Berger International Portfolio, replacing BBOI Worldwide LLC; and

Proposal 2. Approval of a new Sub-Advisory Agreement between Berger and Bank of
            Ireland Asset Management (U.S.) Limited.

The following is a report of the votes cast:

                                                              Withheld/
                                  For          Against          Abstain            Total
                         ------------     ------------     ------------     ------------
Proposal 1                 12,942,584            3,694           16,556       12,962,834
Proposal 2                 12,948,682            3,694           10,458       12,962,834

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--------------------------------------------------------------------------------



                                     Berger
                             International Portfolio



                                  Annual Report
                               September 30, 2000




           The following pages should be read in conjunction with the
                         Berger International CORE Fund
                                 Annual Report.

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International Portfolio
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

                                                                               September 30, 2000
Country/Shares  Company                      Industry                                       Value
--------------  -------                      --------                          ------------------
Common Stock (97.17%)
Australia (3.34%)
    61,520     Brambles Industries Ltd.      Transport                              $   1,611,960
   166,490     National Australia Bank Ltd.  Banks                                      2,305,724
   299,690     News Corp. Ltd.               Media & Photography                        4,230,633
   286,745     Telstra Corp. Ltd.            Telecommunications Services                  940,356
   189,620     Westpac Banking Corp. Ltd.    Banks                                      1,312,665
                                                                                    -------------
                                                                                       10,401,338
                                                                                    -------------

China (0.74%)
11,284,000     PetroChina Co. Ltd.           Oil & Gas                                  2,301,291
                                                                                    -------------

Denmark (0.54%)
    30,765     Tele Danmark - Class B        Telecommunications Services                1,692,204
                                                                                    -------------

France (11.31%)
    91,035     Alcatel Alsthom               Information Technology Hardware            5,827,173
    92,312     Aventis SA                    Pharmaceuticals                            6,927,692
    51,773     AXA                           Insurance                                  6,765,136
    34,250     Michelin - Class B            Automobiles                                  952,538
    52,663     Total Fina SA - Class B       Oil & Gas                                  7,709,063
    95,028     Vivendi                       Diversified Industrials                    7,064,398
                                                                                    -------------
                                                                                       35,246,000
                                                                                    -------------

Germany (4.45%)
    38,150     Bayer AG                      Chemicals - Commodity                      1,419,723
    52,150     Bayerische Hypo
               Vereinsbank AG                Banks                                      2,854,680
   138,497     Bayerische Motoren
               Werke AG                      Automobiles                                4,738,311
    94,463     E.On AG                       Diversified Industrials                    4,870,640
                                                                                    -------------
                                                                                       13,883,354
                                                                                    -------------

Hong Kong (2.67%)
   227,000     Cheung Kong                   Real Estate                                2,744,218
   371,000     China Mobile Ltd.*            Telecommunications Services                2,462,610
   434,000     China Unicom Ltd.*            Telecommunications Services                  971,396
   226,000     Sun Hung Kai Properties Ltd.  Real Estate                                2,130,626
                                                                                    -------------
                                                                                        8,308,850
                                                                                    -------------

Italy (2.63%)
   411,566     ENI S.p.A.                    Oil & Gas                                  2,180,229
   566,607     Telecom Italia S.p.A.         Telecommunications Services                6,023,098
                                                                                    -------------
                                                                                        8,203,327
                                                                                    -------------


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--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

                                                                                September 30, 2000
Country/Shares  Company                       Industry                                       Value
--------------  -------                       --------                          ------------------
Common Stock (97.17%) - continued
Japan (16.03%)
     18,000     ACOM Co. Ltd.                 Specialty & Other Finance              $   1,500,069
     77,000     Bank of Tokyo-Mitsubishi Ltd. Banks                                        910,495
    173,000     Canon, Inc.                   Electronic & Electrical Equipment          7,673,225
     83,000     Fuji Photo Film Co. Ltd.      Media & Photography                        2,782,165
    472,000     Hitachi Ltd.                  Information Technology Hardware            5,480,698
     30,000     Hoya Corp.                    Electronic & Electrical Equipment          2,352,886
     26,700     Murata Manufacturing
                Co. Ltd.                      Information Technology Hardware            3,683,781
    193,000     NEC Corp. +                   Information Technology Hardware            4,387,379
        221     Nippon Telegraph &
                Telephone Corp. +             Telecommunications Services                2,169,174
        126     NTT DoCoMo, Inc.              Telecommunications Services                3,616,834
     11,200     Rohm Co. Ltd.                 Information Technology Hardware            3,070,808
     55,000     Shiseido Co. Ltd.             Personal Care & Household Products           683,457
      8,800     SMC Corp.                     Engineering & Machinery                    1,478,957
     28,600     Sony Corp.                    Household Goods & Textiles                 2,902,504
     87,000     Takeda Chemical Industries    Pharmaceuticals                            5,751,933
     13,900     Takefuji Corp.                Specialty & Other Finance                  1,531,645
                                                                                     -------------
                                                                                        49,976,010
                                                                                     -------------

Netherlands (12.79%)
    204,180     ABN Amro Holdings NV          Banks                                      4,759,141
    158,137     Elsevier NV                   Media & Photography                        1,773,163
     56,877     Fortis NV                     Banks                                      1,742,519
     28,670     Heineken NV                   Beverages                                  1,594,702
    172,417     ING Groep NV                  Banks                                     11,490,091
    164,930     Koninklijke Ahold NV          Food & Drug Retailers                      4,678,664
    129,247     Koninklijke KPN NV            Electronics & Electrical Equipment         2,816,300
     90,541     Philips Electronics NV        Household Goods & Textiles                 3,898,607
     60,480     Royal Dutch Petroleum Co.     Oil & Gas                                  3,657,214
     73,490     TNT Post Group NV             Support Services                           1,709,701
     34,860     VNU NV                        Media & Photography                        1,754,339
                                                                                     -------------
                                                                                        39,874,441
                                                                                     -------------

Portugal (0.26%)
    257,750     Electricidade de Portugal SA  Electricity                                  814,691
                                                                                     -------------

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--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

                                                                                September 30, 2000
Country/Shares  Company                      Industry                                        Value
--------------  -------                      --------                           ------------------
Common Stock (97.17%) - continued
Singapore (0.98%)
    164,026     Development Bank of
                Singapore Ltd.*               Banks                                  $   1,810,462
     41,000     Oversea-Chinese Banking
                Corp. Ltd.*                   Banks                                        259,269
     65,000     Singapore Press
                Holdings Ltd.*                Media & Photography                          975,280
                                                                                     -------------
                                                                                         3,045,011
                                                                                     -------------

South Korea (0.45%)
     15,620     Korea Telecom Corp. -
                Spon. ADR                     Telecommunications Services                  525,222
     47,300     Pohang Iron & Steel
                Co. Ltd.  - Spon. ADR         Steel & Other Materials                      880,962
                                                                                     -------------
                                                                                         1,406,184
                                                                                     -------------

Spain (2.56%)
    346,322     Banco De Santander SA*        Banks                                      3,803,750
    210,886     Telefonica SA*                Telecommunications Services                4,179,993
                                                                                     -------------
                                                                                         7,983,743
                                                                                     -------------

Sweden (1.27%)
    261,190     Telefonaktiebolaget LM
                Ericsson - Class B            Information Technology Services            3,973,863
                                                                                     -------------

Switzerland (9.32%)
      2,052     Lonza AG Reg.                 Packaging                                    973,971
      3,680     Nestle SA                     Food Producers and Processors              7,677,774
      3,401     Novartis AG Reg.              Pharmaceuticals                            5,223,210
        493     Roche Holding AG              Pharmaceuticals                            4,342,857
      2,992     Swiss Re                      Insurance                                  5,722,167
     38,452     Union Bank of Switzerland
                AG Reg.                       Banks                                      5,125,447
                                                                                     -------------
                                                                                        29,065,426
                                                                                     -------------

United Kingdom (27.83%)
    238,303     Allied Zurich PLC             Insurance                                  2,705,945
     89,105     AstraZeneca PLC               Pharmaceuticals                            4,662,930
    246,150     Barclays PLC                  Banks                                      6,804,071
    376,030     Cable & Wireless PLC          Telecommunications Services                5,358,126
    328,010     Cadbury Schweppes PLC         Food Producers & Processors                1,937,359
    420,794     Diageo PLC                    Beverages                                  3,756,029
    197,356     Emi Group PLC - Class B       Media & Photography                        1,573,646


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International Portfolio
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

Country/Shares                                                                  September 30, 2000
Par Value       Company                       Industry                                       Value
--------------  -------                       --------                          ------------------
Common Stock (97.17%) - continued
United Kingdom (27.83%) - continued
    210,285     Glaxo Wellcome PLC            Pharmaceuticals                           $6,359,184
    367,298     Granada Compass PLC*          Leisure, Entertainment & Hotels            3,433,091
     84,826     Granada Media PLC*            Leisure, Entertainment & Hotels              564,896
    461,800     Hilton Group PLC              Leisure, Entertainment & Hotels            1,322,875
    672,164     Invensys PLC                  Engineering & Machinery                    1,466,445
    519,847     Lloyds TSB Group PLC          Banks                                      4,843,597
    295,300     Marconi PLC                   Telecommunications Equipment               4,033,372
    100,570     Pearson PLC                   Media & Photography                        2,790,348
    116,400     Peninsular & Orient Steam
                Navigation Co. PLC            Transport                                  1,022,664
    345,965     Prudential PLC                Life Assurance                             4,715,166
     63,610     Railtrack Group PLC           Transport                                  1,041,645
    174,650     Reuters Group PLC             Media & Photography                        3,306,128
     82,800     RMC Group PLC                 Construction & Building Materials            721,349
    924,804     Shell Transport &
                Trading Co. PLC               Oil & Gas                                  7,524,271
     77,900     3i Group PLC                  Investment Co.                             1,935,908
    144,600     TI Group PLC                  Engineering & Machinery                      740,902
  3,392,850     Vodafone Group PLC            Telecommunications Services               12,649,997
    124,500     WPP Group PLC                 Media & Photography                        1,489,077
                                                                                     -------------
                                                                                        86,759,021
                                                                                     -------------
Total Common Stock (Cost $254,336,160)                                                 302,934,754
                                                                                     -------------
Repurchase Agreement (0.56%)
$ 1,761,000     State Street Repurchase Agreement, 6.32%
                dated September 29, 2000, to be repurchased at
                $1,761,927 on October 2, 2000, collateralized by
                FNMA Agency Note, 5.96% - October 18, 2000
                with a value of $1,797,187                                               1,761,000
                                                                                     -------------
Total Repurchase Agreement (Cost $1,761,000)                                             1,761,000
                                                                                     -------------
Total Investments (Cost $256,097,160) (97.73%)                                         304,695,754
Total Other Assets, Less Liabilities (2.27%)                                             7,072,204
                                                                                     -------------
Net Assets (100.00%)                                                                 $ 311,767,958
                                                                                     -------------

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SCHEDULE OF INVESTMENTS

Outstanding Forward Foreign Currency Contracts

                                  Contract         Maturity            Value on       Unrealized
               Currency             Amount             Date  September 30, 2000     Appreciation
           ------------        -----------       ----------  ------------------     ------------
Sell       Japanese Yen        173,160,000        10/5/2000        $  1,604,671     $     30,333
Sell       Japanese Yen        283,256,000       10/23/2000           2,631,146           32,399
Sell       Japanese Yen        231,538,000       10/30/2000           2,152,780            9,358
                                                                   ------------     ------------
                                                                   $  6,388,597     $     72,090
                                                                   ------------     ------------

* Non-income producing security.

+ - Security is designated as collateral for forward foreign currency contracts.

ADR - American Depositary Receipt.

FNMA - Federal National Mortgage Association.

PLC -  Public Limited Company.


See notes to financial statements.

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--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES

                                                                September 30, 2000
                                                                ------------------
Assets
Investments, at cost                                                  $256,097,160
                                                                      ------------
Investments, at value                                                 $304,695,754
Cash                                                                           795
Foreign cash (cost $1,913,932)                                           1,909,957
Receivables
   Investment securities sold                                            1,372,229
   Contributions                                                        14,947,873
   Dividends                                                               772,457
   Interest                                                                    618
Net unrealized appreciation on forward currency contracts                   72,090
Investment held as collateral for securities loaned                     27,253,232
                                                                      ------------
   Total Assets                                                        351,025,005
                                                                      ------------
Liabilities
Payables
   Investment securities purchased                                         880,420
   Withdrawals                                                          10,869,945
Collateral on securities loaned                                         27,253,232
Accrued investment advisory fees                                           225,578
Accrued custodian and accounting fees                                        7,047
Accrued audit fees                                                          20,600
Other accrued expenses                                                         225
                                                                      ------------
   Total Liabilities                                                    39,257,047
                                                                      ------------
Net Assets                                                            $311,767,958
                                                                      ------------


See notes to financial statements.


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--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

                                                                                       Year Ended
                                                                               September 30, 2000
                                                                               ------------------
Investment Income
   Dividends (net of foreign tax withholding of $710,642)                            $  4,640,591
   Interest                                                                               569,045
   Securities lending income                                                              163,942
                                                                                     ------------
   Total Income                                                                         5,373,578
                                                                                     ------------
Expenses
   Investment advisory fees                                                             2,816,443
   Accounting fees                                                                         69,223
   Custodian fees                                                                         135,655
   Registration fees                                                                          271
   Audit fees                                                                              33,625
   Legal fees                                                                               5,618
   Trustees' fees and expenses                                                             17,890
   Shareholder reporting fees                                                               7,771
   Other expenses                                                                          12,234
                                                                                     ------------
   Gross Expenses                                                                       3,098,730
   Less earnings credits                                                                  (69,131)
                                                                                     ------------
   Net Expenses                                                                         3,029,599
                                                                                     ------------
   Net Investment Income                                                                2,343,979
                                                                                     ------------
Net Realized and Unrealized Gain on Securities and
   Foreign Currency Transactions
Net realized gain on securities and foreign currency transactions                      27,968,844
Net change in unrealized appreciation on securities
   and foreign currency transactions                                                     (844,495)
                                                                                     ------------
Net Realized and Unrealized Gain on Securities and Foreign Currency Transactions       27,124,349
                                                                                     ------------
Net Increase in Net Assets Resulting from Operations                                 $ 29,468,328
                                                                                     ------------


See notes to financial statements.

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International Portfolio
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

Years Ended September 30,                                                  2000                1999
-------------------------                                        --------------      --------------
From Operations
Net investment income                                            $    2,343,979      $    1,669,631
Net realized gain (loss) on securities and
   foreign currency transactions                                     27,968,844          (5,205,587)
Net change in unrealized appreciation (depreciation)
   on securities and foreign currency transactions                     (844,495)         58,159,547
                                                                 --------------      --------------
Net Increase in Net Assets
   Resulting from Operations                                         29,468,328          54,623,591
                                                                 --------------      --------------
From Transactions in Investors' Beneficial Interest
Contributions                                                       450,398,066         161,557,439
Withdrawals                                                        (433,309,806)       (128,565,460)
                                                                 --------------      --------------
Net Increase in Net Assets Derived from
   Investors' Beneficial Interest Transactions                       17,088,260          32,991,979
                                                                 --------------      --------------
Net Increase in Net Assets                                           46,556,588          87,615,570
Net Assets
Beginning of period                                                 265,211,370         177,595,800
                                                                 --------------      --------------
End of period                                                    $  311,767,958      $  265,211,370
                                                                 --------------      --------------

                                                     Years Ended September 30,                       Period from
                                         ------------------------------------------------     October 11, 1996(1)
                                                 2000              1999              1998   to September 30, 1997
                                         ------------      ------------      ------------   ---------------------
Ratios/Supplementary Data
Net assets, end of period
   (in thousands)                        $    311,768      $    265,211      $    177,596            $    122,217
Net expense ratio to average
   net assets(3)                                 0.97%             1.00%             1.00%                   0.89%(2)
Ratio of net investment income
   to average net assets                         0.73%             0.75%             3.45%                   1.63%(2)
Gross expense ratio to average
   net assets                                    0.97%             1.01%             1.04%                   1.10%(2)
Portfolio turnover rate(4)                         31%               16%               17%                     17%

1.   Commencement of investment operations.

2.   Annualized.

3. Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Advisor.

4.   Not annualized.


See notes to financial statements.


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              Berger Funds o September 30, 2000 International CORE Annual Report

Notes to Financial
Statements
September 30, 2000
--------------------------------------------------------------------------------

1.   Organization and Significant Accounting Policies

Organization

The Berger International Portfolio (the "Portfolio") is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Portfolio is a series of the Berger Worldwide Portfolios Trust (the "Trust"), which was organized as a Delaware business trust on May 31, 1996. Currently there are three investors in the Portfolio, the Berger International Fund, the International Equity Fund and the Berger International CORE Fund.

On January 19, 2000, Berger LLC ("Berger") and Bank of Ireland Asset Management (U.S.) Limited ("BIAM") entered into an agreement to dissolve BBOI Worldwide LLC ("BBOI"), the former investment advisor to the Portfolio. This agreement was approved by shareholders on May 5, 2000. Upon approval of the new management agreement, Berger became the Portfolio's advisor and BIAM continues to be responsible for the day-to-day management of the Portfolio's investments as sub-advisor. The dissolution of BBOI had no effect on the investment advisory services provided to the Portfolio. Additionally, the Portfolio was renamed Berger International Portfolio from Berger/BIAM International Portfolio and the Trust was renamed Berger Worldwide Portfolios Trust from Berger/BIAM Worldwide Portfolios Trust.

Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

Investment Valuation

Securities are valued at the close of the regular trading session of the New York Stock Exchange (the "Exchange") on each day that the Exchange is open. Securities listed on national exchanges, the Nasdaq Stock Market and foreign exchanges are valued at the last sale price on such markets, or, if no last sale price is available, they are valued using the mean between their current bid and ask prices. Prices of foreign securities are converted to U.S. dollars using exchange rates determined prior to the close of the Exchange. Securities traded in the over-the-counter market are valued at the mean between their current bid and ask prices. Short-term obligations maturing within sixty days are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available are valued at fair values as determined in good faith pursuant to consistently applied procedures established by the trustees of the Portfolio.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the Exchange. The values of foreign securities are determined as of the earlier of such market close or the closing time of the Exchange. Occasionally, events affecting the value of such securities may occur between the times at which they are determined and the close of the Exchange, or when the foreign market on which such securities trade is closed but the Exchange is open. If during such periods, events occur that materially affect the value of such securities, the securities will be valued at their fair market value as determined in good faith pursuant to consistently applied procedures established by the trustees of the Portfolio.

Foreign Currency Translation

Assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation. The cost of securities is translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

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Berger Funds o September 30, 2000 International CORE Annual Report

Notes to Financial
Statements
September 30, 2000
--------------------------------------------------------------------------------

Federal Income Taxes

The Portfolio is considered a partnership for federal income tax purposes. As such, each investor in the Portfolio will be taxed on its share of the Portfolio's ordinary income and capital gains. It is intended that the Portfolio's assets will be managed in such a way that an investor in the Portfolio will be able to satisfy the requirements of Sub-Chapter M of the Internal Revenue Code.

Investment Transactions And Investment Income

Investment transactions are accounted for on the date investments are purchased or sold. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the Portfolio is informed of the ex-dividend date if such information is obtained subsequent to the ex-dividend date. Dividend income is recorded net of foreign taxes withheld. Interest income is recorded on the accrual basis and includes accretion of discount. Gains and losses are computed on the identified cost basis for both financial statement and federal income tax purposes for all securities.

Use Of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2.   Agreements

BBOI, prior to its dissolution, rendered investment advisory services to the Portfolio pursuant to an agreement that provided for an investment advisory fee to be paid to BBOI at the annual rate of .90% of the Portfolio's average daily net assets. Effective May 5, 2000, in connection with the dissolution of BBOI, investment advisory fees charged to the Portfolio by Berger were reduced according to the following schedule:

Average Daily Net Assets                                              Annual Rate
------------------------                                              -----------
First $500 million                                                            .85%
Next $500 million                                                             .80%
Over $1 billion                                                               .75%

Berger pays BIAM a sub-advisory fee from the investment advisory fee it receives from the Portfolio. Berger is also responsible for providing for or arranging for all managerial and administrative services necessary for the operations of the Portfolio.

The Portfolio has entered into recordkeeping and pricing agreements with State Street Bank and Trust Company ("State Street"), which also serves as the Portfolio's custodian. The recordkeeping and pricing agreements provide for the monthly payment of a base fee plus a fee computed as a percentage of average daily net assets on a total relationship basis with other funds in the Berger Funds complex. State Street's fees for custody, recordkeeping and pricing are subject to reduction by credits earned by the Portfolio, based on the cash balances of the Portfolio held by State Street as custodian.

Certain officers and trustees of the Trust are officers and directors of Berger. Trustees who are not affiliated with Berger are compensated for their services according to a fee schedule, allocated among all of the funds in the Berger Funds complex, which includes an annual fee component and a per meeting component. The Portfolio's portion of the trustees' fees and expenses for the year ended September 30, 2000, totaled $17,890.

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--------------------------------------------------------------------------------

The Trust adopted a Trustee Fee Deferral Plan (the "Plan") which allows the non-affiliated trustees to defer the receipt of all or a portion of the trustee fees payable. The deferred fees are invested in various funds managed by Berger until distribution in accordance with the Plan.

3.   Investment Transactions

Purchases And Sales

Purchases and sales proceeds of investment securities (excluding short-term securities) during the year ended September 30, 2000 were as follows:

                                                   Purchases               Sales
                                                   ---------               -----
                                                $114,062,605         $93,732,363

There were no purchases or sales of long-term U.S. government securities during the year ended September 30, 2000.

Unrealized Appreciation, Unrealized Depreciation And Federal Tax Cost Of Securities

At September 30, 2000, the federal tax cost of securities and the composition of net unrealized appreciation (depreciation) of investment securities held were as follows:

                        Gross Unrealized   Gross Unrealized                  Net
Federal Tax Cost            Appreciation       Depreciation         Appreciation
----------------        ----------------   ----------------         ------------
    $256,740,056             $61,913,161      $(13,957,463)          $47,955,698

Forward Currency Contracts

The Portfolio may enter into forward foreign currency exchange contracts for the purpose of hedging the Portfolio against exposure to market value fluctuations in foreign currencies. The use of such instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations. Forward currency contracts and foreign denominated assets may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risk may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. The forward foreign currency exchange contracts are adjusted to the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. Realized and unrealized gains or losses on these securities are included in Net Realized and Unrealized Gain
(Loss) on Securities and Foreign Currency Transactions in the Statement of Operations.

Securities Lending

Under an agreement with State Street, the Portfolio has the ability to lend securities to brokers, dealers and other authorized financial institutions. Loans of portfolio securities are collateralized by cash remitted from the borrower of such securities in an amount equal to at least 102% of the market value of the loaned securities at the time the loan is made. The cash collateral received is invested in a money market fund and is evaluated daily to ensure that its market value exceeds the current market value of the loaned securities. Income generated by such investment, net of any rebates paid to the borrower, is split among the Portfolio and State Street as lending agent. At September 30, 2000, the Portfolio had securities on loan with a market value of $25,904,366.

26

Berger Funds o September 30, 2000 International CORE Annual Report

Notes to Financial
Statements
September 30, 2000
--------------------------------------------------------------------------------

Repurchase Agreements

Repurchase agreements held by the Portfolio are fully collateralized by U.S. government and government agency securities and such collateral is in the possession of the Portfolio's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Concentration of Risk

The Portfolio may have elements of risk due to concentrated investments in specific industries or foreign issuers located in a specific country. Such concentrations may subject the Portfolio to additional risk resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Net Realized and Unrealized Gain (Loss) on Securities and Foreign Currency Transactions in the Statement of Operations includes fluctuations from currency exchange rates and fluctuations in market value.

4.   Line of Credit

The Portfolio, along with certain other funds managed by Berger, is party to an ongoing agreement with certain banks that allows these funds and the Portfolio, collectively, to borrow up to $150 million, subject to certain conditions, for temporary or emergency purposes. Interest, based on the Federal Funds Rate, is charged to the specific party that executes the borrowing. In addition, the unsecured line of credit requires a quarterly payment of a commitment fee based on the average daily unused portion of the line of credit. At September 30, 2000, the Portfolio had no borrowings outstanding on the line of credit.

              International Portfolio                                         27

              Berger Funds o September 30, 2000 International CORE Annual Report

Report of Independent
Accountants
--------------------------------------------------------------------------------

To the Board of Trustees and Investors of Berger Worldwide Portfolios Trust

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the ratios/supplementary data present fairly, in all material respects, the financial position of Berger International Portfolio (formerly Berger/BIAM International Portfolio, the sole portfolio comprising Berger Worldwide Portfolios Trust (formerly Berger/BIAM Worldwide Portfolios Trust), hereafter referred to as the "Portfolio") at September 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the ratios/supplementary data for each of the three years in the period then ended and for the period October 11, 1996 (commencement of investment operations) through September 30, 1997, in conformity with accounting principles generally accepted in the United States of America. These financial statements and ratios/supplementary data (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2000 by correspondence with the custodian and broker, provide a reasonable basis for our opinion.


/s/ PRICEWATERHOUSECOOPERS LLP


PricewaterhouseCoopers LLP


Denver, Colorado
November 8, 2000

                                                                          COREAR

INTERNATIONAL EQUITY FUND



ANNUAL REPORT

September 30, 2000

                           Contents                                            3

                           September 30, 2000 International Equity Annual Report



Table of Contents
-------------------------------------------------------------------------------

INTERNATIONAL EQUITY FUND

Portfolio Manager's Commentary ....................................       4

Statement of Assets and Liabilities ...............................       7

Statement of Operations ...........................................       7

Statements of Changes in Net Assets ...............................       8

Notes to Financial Statements .....................................       9

Financial Highlights ..............................................      11

Report of Independent Accountants .................................      12

Other Matters (Unaudited) .........................................      13

BERGER INTERNATIONAL PORTFOLIO

Schedule of Investments ...........................................      15

Statement of Assets and Liabilities ...............................      20

Statement of Operations ...........................................      21

Statements of Changes in Net Assets ...............................      22

Notes to Financial Statements .....................................      23

Report of Independent Accountants .................................      27

Berger Distributors LLC - Member NASD (11/00)

4

September 30, 2000 International Equity Annual Report

                           Ticker Symbol                                  BINTX
International              Fund Number                                      659
Equity Fund                PORTFOLIO MANAGER COMMENTARY   BANK OF IRELAND ASSET
                                                          MANAGEMENT (U.S.) LTD
-------------------------------------------------------------------------------

Performance

The International Equity Fund (the "Fund") gained 10.20% for the year ended September 30, 2000, compared with the 3.42% gain for its benchmark, the MSCI EAFE Index.(1)

World equity markets registered exceptional gains toward the end of 1999, fueled by a combination of low interest rates and rising commodity prices. There was significant divergence in the performance of those markets in the first part of 2000, however. Half of the markets in the 22 countries that comprise the MSCI World Index registered gains and half of the markets registered losses (as measured in U.S. dollars). Rising interest rates in all markets except Japan also served as a drag on returns.

Global markets continued to decline over the last six months, with the majority of the markets in the MSCI World Index posting negative performance.

The last three months started well with a number of blue-chip European companies posting better than expected profits for the first half of the year and economic data revealing stronger-than-expected activity, particularly in the core European economies. By the end of August, though, the weakness of the Euro combined with an uptake in commodity prices, particularly energy, was pushing producer price inflation in the Eurozone higher.

Elsewhere, poor supply-and-demand conditions have contributed to the Japanese market's malaise this year. The Japanese markets were unable to shrug off concerns about corporate profit growth that began with several US companies and quickly rippled around the world. Other Asian markets remained sluggish, despite good economic indicators in Hong Kong.

Period in Review

For the first six months of the fiscal year, performance was aided by the Fund's investment in telecommunications, media and technology stocks. But over the last six months, performance was hurt by these same investments. The most significant decline came from stocks in the Growth in Telecommunications theme. Telecom Italia, which had performed well earlier this year, succumbed to the general sector sentiment and fell sharply during the last three months, despite reporting earnings in line with market expectations. Koninklijke KPN NV and Telefonaktiebolaget LM Ericsson were two other holdings that performed well in the first half of the fiscal year, but took a dive in the second half of the fiscal year. KPN was dogged by several concerns, including disappointing earnings news. Ericsson, who holds nearly half of all third-generation mobile license contracts that have been awarded to date, was hit hard when concerns emerged that profit margins on these contracts may come under some pressure.

                          International Equity Fund                           5

                          September 30, 2000 International Equity Annual Report
-------------------------------------------------------------------------------

Semiconductor companies were impacted globally as sales of personal computer and mobile phone handsets slowed. This negatively impacted two Japanese-quoted companies in the Restructuring Opportunities theme, NEC and Hitachi. Although neither company is a pure semiconductor play, they were unable to avoid the sector's general downturn despite significant earnings upgrades announced by both companies in September.

On a more upbeat note, stocks in the Asian Cyclical Recovery theme performed well, led by Hong Kong-quoted companies. Competition has reduced mortgage costs in Hong Kong over the past two years, and residential property prices and transaction volumes are rising. Cheung Kong and Sun Hung Kai Properties, among the region's largest property developers, were beneficiaries of this trend.

Stocks in the Growth in Healthcare Needs theme were positive most of the year, particularly pharmaceutical stocks such as AstraZeneca, the UK pharmaceutical company, and Glaxo Wellcome. Despite continued regulatory delays in its proposed merger, Glaxo Wellcome was boosted by an increase in sales and profits.

Summary

Technology stocks continue to weaken relative to broader market indices, as investors become increasingly more discriminating in selecting stocks in this sector. The euphoria of last year has disappeared, and bankruptcies are increasing, as the availability of new capital is restricted to the more viable enterprises. We welcome this development as a return to rationality, and we continue to expect a consequent broadening of market performance.

The positive aspect of an economic slowdown is a more benign outlook for interest rates. The greatest threat to this outlook comes from oil prices. To date, oil prices have not fed through to any significant extent into broad measures of inflation. But, if prices persist at current levels and threaten to feed into wage rates, the outlook for interest rates would deteriorate. On balance, we do not anticipate that this will occur; however, it does represent a potential threat to equity and bond markets.

Past performance is no guarantee of future results.

(1) The Morgan Stanley Capital International EAFE Index represents major overseas stock markets. It is an unmanaged index. One cannot invest directly in an index.

6

September 30, 2000 International Equity Annual Report

International
Equity Fund
-------------------------------------------------------------------------------

PERFORMANCE OVERVIEW

International Equity Fund

Comparison of Change in Value of International Equity Fund vs. MSCI EAFE Index

[GRAPH]

International Equity Fund         $3,535,242
MSCI EAFE Index                   $2,583,089

AVERAGE ANNUAL TOTAL RETURNS AS OF SEPTEMBER 30, 2000

One Year                                       10.20%
Five Year                                      11.57%
Ten Year                                       13.46%

Performance figures are historical and, in part, reflect the performance of a pool of assets advised by BIAM (Bank of Ireland Asset Management) for periods before the Fund commenced operations on October 11, 1996, adjusted to reflect any increased expenses associated with operating the Fund. The asset pool was not registered with the Securities and Exchange Commission and therefore was not subject to the investment restrictions imposed by law on registered mutual funds. If the pool had been registered, its performance might have been adversely affected. Investments in the Fund are not insured by the Federal Deposit Insurance Corporation, are not deposits and are not obligations of, or endorsed or guaranteed in any way by, any bank. Past performance is no guarantee of future results. Fund performance shown reflects the unusually favorable market conditions that existed in 1999 which likely are not sustainable as market conditions change. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

                           International Equity Fund                           7

                           September 30, 2000 International Equity Annual Report

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES

                                                             September 30, 2000
                                                             ------------------
Assets
Investment in Berger International Portfolio ("Portfolio"),
at value Receivable from fund shares sold                          $ 12,526,208
                                                                             71
                                                                   ------------
    Total Assets                                                     12,526,279
                                                                   ------------
Liabilities
Accrued administrative services fee                                       1,036
                                                                   ------------
    Total Liabilities                                                     1,036
                                                                   ------------
Net Assets Applicable to Shares Outstanding                        $ 12,525,243
                                                                   ------------
Components of Net Assets
Capital (par value and paid in surplus)                            $  9,806,829
Accumulated net investment loss                                            (535)
Undistributed net realized gain on securities
    and foreign currency transactions                                   740,702
Net unrealized appreciation on securities and
    foreign currency transactions                                     1,978,247
                                                                   ------------
                                                                   $ 12,525,243
                                                                   ------------
Shares Outstanding (Unlimited Shares Authorized, Par Value $0.01)       891,385
                                                                   ------------
Net Asset Value, Offering and Redemption Price Per Share           $      14.05
                                                                   ------------


STATEMENT OF OPERATIONS

                                                                     Year Ended
                                                             September 30, 2000
                                                             ------------------
Net Investment Income Allocated from Portfolio
   Dividends (net of foreign tax withholding of $26,871)            $   175,523
   Interest                                                              21,515
   Securities lending income                                              6,212
   Portfolio expenses (net of earnings credits totaling $2,659)        (115,281)
                                                                    -----------
     Net Investment Income Allocated from Portfolio                      87,969
                                                                    -----------
Fund Expenses
   Administrative services fee                                           12,155
                                                                    -----------
   Total Fund Expenses                                                   12,155
                                                                    -----------
     Net Investment Income                                               75,814
                                                                    -----------
Net Realized and Unrealized Gain on Securities and
   Foreign Currency Transactions Allocated from Portfolio
Net realized gain on securities and foreign currency transactions     1,068,097

Net change in unrealized appreciation on securities and
    foreign currency transactions                                      (133,541)
                                                                    -----------
Net Realized and Unrealized Gain on Securities and
    Foreign Currency Transactions Allocated from Portfolio              934,556
                                                                    -----------
Net Increase in Net Assets Resulting from Operations                $ 1,010,370
                                                                    -----------

See notes to financial statements.

8

September 30, 2000 International Equity Annual Report

International
Equity Fund
-------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

Years Ended September 30,                                            2000            1999
-------------------------                                    ------------   -------------
From Operations
Net investment income                                        $     75,814   $      62,296
Net realized gain (loss) on securities and foreign
    currency transactions allocated from Portfolio              1,068,097        (202,341)
Net change in unrealized appreciation on securities
    and foreign currency transactions allocated from
    Portfolio                                                    (133,541)      2,389,729
                                                             ------------   -------------

Net Increase in Net Assets
    Resulting from Operations                                   1,010,370       2,249,684
                                                             ------------   -------------
From Dividends and Distributions to Shareholders
Dividends from net investment income                                   --        (220,704)
Distributions from net realized gains on investments                 (817)             --
Distributions in excess of net realized gains on investments           --          (4,308)
                                                             ------------   -------------
Net Decrease in Net Assets from Dividends and
    Distributions to Shareholders                                    (817)       (225,012)
                                                             ------------   -------------
From Fund Share Transactions
Proceeds from shares sold                                       3,148,472       3,374,365
Net asset value of shares issued in reinvestment of
    dividends and distributions                                       793         141,880
Payments for shares redeemed                                   (1,820,898)     (2,502,514)
                                                             ------------    ------------
Net Increase in Net Assets Derived from
    Fund Share Transactions                                     1,328,367       1,013,731
                                                             ------------    ------------
Net Increase in Net Assets                                      2,337,920       3,038,403
Net Assets
Beginning of period                                            10,187,323       7,148,920
                                                             ------------    ------------
End of period                                                $ 12,525,243    $ 10,187,323
                                                             ------------    ------------
Accumulated net investment loss                              $       (535)   $    (62,355)
                                                             ------------    ------------
Transactions in Fund Shares
Shares sold                                                       213,492         281,520
Shares issued to shareholders in reinvestment of
    dividends and distributions                                        53          12,217
Shares redeemed                                                  (121,181)       (208,199)
                                                             ------------    ------------

Net Increase in Shares                                             92,364          85,538
Shares outstanding, beginning of period                           799,021         713,483
                                                             ------------    ------------

Shares outstanding, end of period                                 891,385         799,021
                                                             ------------    ------------

See notes to financial statements.

                           International Equity Fund                           9

                           September 30, 2000 International Equity Annual Report

Notes to Financial
Statements
September 30, 2000
--------------------------------------------------------------------------------

1.  Organization and Significant Accounting Policies

Organization

International Equity Fund (the "Fund") is a series of the Berger Worldwide Funds Trust (the "Trust"), a Delaware business trust, organized on May 31, 1996. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Currently, the series comprising the Fund, Berger International Fund and Berger International CORE Fund, are the only series established under the Trust, although others may be added in the future.

The Fund invests all of its investable assets in the Berger International Portfolio (the "Portfolio"), a series of Berger Worldwide Portfolios Trust. The value of such investment reflects the Fund's proportionate interest in the net assets of the Portfolio (4% at September 30, 2000). The Portfolio is an open-end management investment company and has the same investment objective and policies as the Fund. The performance of the Fund will be derived from the investment performance of the Portfolio. The financial statements of the Portfolio, including the schedule of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

On January 19, 2000, Berger LLC ("Berger") and Bank of Ireland Asset Management (U.S.) Limited ("BIAM") entered into an agreement to dissolve BBOI Worldwide LLC ("BBOI"), the former investment advisor of the Portfolio. This agreement was approved by shareholders on May 5, 2000. Upon approval of the new management agreement, Berger became the Fund's advisor and BIAM continues to be responsible for the day-to-day management of the Fund's portfolio as sub-advisor. The dissolution of BBOI had no effect on the investment advisory services provided to the Fund. Additionally, the Trust was renamed Berger Worldwide Funds Trust from Berger/BIAM Worldwide Funds Trust.


Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.


Investment Valuation

Since the Fund will invest all of its investable assets in the Portfolio, the value of the Fund's invested assets will be equal to the value of its beneficial interest in the Portfolio. Valuation of securities by the Portfolio is discussed in Note 1 of the Portfolio's Notes to Financial Statements which accompany the Fund's financial statements.


Calculation Of Net Asset Value

The per share calculation of net asset value is determined by dividing the total value of the Fund's assets, less liabilities, by the total number of shares outstanding.

Income and Expenses

As an investor in the Portfolio, the Fund is allocated its pro rata share of the aggregate investment income, realized and unrealized gains or losses and annual operating expenses of the Portfolio. Income, realized and unrealized gains or losses and expenses are allocated on the day incurred in proportion to the prior day's net assets of the Fund relative to the other investors in the Portfolio. Expenses directly attributable to the Fund are charged against the operations of the Fund.

Federal Income Taxes

Each series of the Trust is treated as a separate entity for federal income tax purposes. The Fund's policy is to comply with the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required.

10

September 30, 2000 International Equity Annual Report

Notes to Financial
Statements
September 30, 2000
-------------------------------------------------------------------------------

Federal Income Tax Status

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to the differing treatments of net operating losses, foreign currency and tax allocations. Accordingly, these permanent differences in the character of income and distributions between financial statements and tax basis have been reclassified to paid-in capital. During the year ended September 30, 2000, the following reclassifications were made among the components of net assets:

                                            Undistributed    Undistributed
                                Paid-in    Net Investment     Net Realized
                                Capital            Income            Gains
                              ---------    --------------    -------------

                              $(47,507)         $(13,994)          $61,501

During the current year, the Fund utilized $315,964 in capital loss carryovers to offset realized capital gains for federal tax purposes.

During the year ended September 30, 2000, the Fund paid $26,871 of foreign taxes on $201,349 of foreign source income. The Fund will make the foreign tax credit election to pass these taxes through to shareholders.


Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2.   Agreements

Under an Administrative Services Agreement with the Fund, Berger serves as the administrator of the Fund. Pursuant to such agreement, the Fund pays Berger a fee at an annual rate equal to the lesser of 0.10% of its average daily net assets or Berger's annual cost to provide or procure such services plus 0.01% of the Fund's average daily net assets. Under the agreement, Berger is responsible, at its own expense, for providing or procuring all administrative services reasonably necessary for the operation of the Fund.

State Street Bank and Trust Company ("State Street") has been appointed to provide recordkeeping and pricing services to the Fund, including calculating the net asset value of the Fund, and to perform certain accounting and recordkeeping functions. The cost of such services are covered under the Administrative Services Agreement with Berger, as mentioned above.

Certain officers and trustees of the Trust are officers and directors of Berger. Trustees who are not affiliated with Berger are compensated for their services according to a fee schedule, allocated among the entire Berger Funds complex, which includes an annual fee component and a per meeting component. Such fees are allocated directly to the Portfolio and, therefore, indirectly to the Fund.

                           International Equity Funds                         11

                           September 30, 2000 International Equity Annual Report

Financial Highlights
--------------------------------------------------------------------------------

International Equity Fund
For a Share Outstanding Throughout the Period


                                                                                                                     Period from
                                                                    Years Ended September 30,                October 11, 1996(1)
                                                        ------------------------------------------------        to September 30,
                                                               2000               1999              1998                    1997
                                                         ----------         ----------         ---------               ---------
Net asset value, beginning of period                     $    12.75         $    10.02         $   11.64               $   10.00
                                                         ----------         ----------         ---------               ---------
From investment operations
  Net investment income (loss)                                 0.08              (0.15)             0.39                    0.10
  Net realized and unrealized gains (losses)
   on securities and foreign currency transactions
   allocated from Portfolio                                    1.22               3.17             (1.28)                   1.54
                                                         ----------         ----------         ---------               ---------
Total from investment operations                               1.30               3.02             (0.89)                   1.64
                                                         ----------         ----------         ---------               ---------
Less dividends and distributions
  Dividends (from net investment income)                         --              (0.28)            (0.14)                     --
  Distributions (from capital gains)                          (0.00)(7)             --                --                      --
  Distributions (in excess of capital gains)                     --              (0.01)            (0.59)                     --
                                                         ----------         ----------         ---------               ---------
Total dividends and distributions                             (0.00)             (0.29)            (0.73)                     --
                                                         ----------         ----------         ---------               ---------
Net asset value, end of period                           $    14.05         $    12.75         $   10.02               $   11.64
                                                         ----------         ----------         ---------               ---------
Total Return(3)                                               10.20%             30.36%            (7.77)%                 16.40%
                                                         ----------         ----------         ---------               ---------
Ratios/Supplemental Data:
  Net assets, end of period (in thousands)               $   12,525         $   10,187         $   7,149               $   6,343
  Net expense ratio to average net assets(4),(5)               1.07%              1.10%             1.08%                   1.25%(2)
  Ratio of net investment income to
   average net assets                                          0.62%              0.65%             3.30%                   1.03%(2)
  Gross expense ratio to average net assets(5)                 1.07%              1.11%             1.12%                   1.34%(2)
  Portfolio turnover rate(3),(6)                                 31%                16%               17%                     17%

1. Commencement of investment operations.

2. Annualized.

3. Not annualized.

4. Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Portfolio's Advisor.

5. Reflects the Fund's expenses plus the Fund's pro rata share of the Portfolio's expenses.

6. Represents the portfolio turnover rate of the Portfolio. All of the investable assets of the Fund are invested in the Portfolio.

7. Amount represents less than $0.01 per share.

See notes to financial statements.

12

September 30, 2000 International Equity Annual Report

Report of Independent
Accountants
-------------------------------------------------------------------------------

To the Board of Trustees and Shareholders of Berger Worldwide Funds Trust

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of International Equity Fund (one of the funds constituting Berger Worldwide Funds Trust (formerly Berger/BIAM Worldwide Funds Trust), hereafter referred to as the "Fund") at September 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period October 11, 1996 (commencement of investment operations) through September 30, 1997, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


/s/ PRICEWATERHOUSECOOPERS LLP

PricewaterhouseCoopers LLP

Denver, Colorado
November 8, 2000

                           International Equity Fund                          13

                           September 30, 2000 International Equity Annual Report

Other Matters
(Unaudited)
--------------------------------------------------------------------------------

A special meeting of shareholders of the International Equity Fund was held on May 5, 2000, at which shareholders approved the following proposals:

Proposal 1. Approval of a new investment advisory agreement naming Berger LLC
            ("Berger") as investment advisor to the Berger International Portfolio, replacing BBOI Worldwide LLC; and

Proposal 2. Approval of a new Sub-Advisory Agreement between Berger and Bank of
            Ireland Asset Management (U.S.) Limited.

The following is a report of the votes cast:

                                                 Withheld/
                     For           Against         Abstain          Total
               ---------       -----------     -----------    -----------
Proposal 1       836,515                --              --        836,515
Proposal 2       836,515                --              --        836,515

14

September 30, 2000 International Equity Annual Report
-------------------------------------------------------------------------------

                                     Berger
                            International Portfolio





                                 Annual Report
                               September 30, 2000




           The following pages should be read in conjunction with the
                           International Equity Fund
                                 Annual Report.

                           International Portfolio                            15

                           September 30, 2000 International Equity Annual Report

Berger
International Portfolio
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

                                                                                           September 30, 2000
Country/Shares       Company                              Industry                                      Value
--------------       -------                              --------                         ------------------
Common Stock (97.17%)
Australia (3.34%)
    61,520           Brambles Industries Ltd.             Transport                               $ 1,611,960
   166,490           National Australia Bank Ltd.         Banks                                     2,305,724
   299,690           News Corp. Ltd.                      Media & Photography                       4,230,633
   286,745           Telstra Corp. Ltd.                   Telecommunications Services                940,356
   189,620           Westpac Banking Corp. Ltd.           Banks                                     1,312,665
                                                                                                  -----------
                                                                                                   10,401,338
                                                                                                  -----------
China (0.74%)
11,284,000           PetroChina Co. Ltd.                  Oil & Gas                                 2,301,291
                                                                                                  -----------
Denmark (0.54%)
    30,765           Tele Danmark - Class B               Telecommunications Services               1,692,204
                                                                                                  -----------

France (11.31%)
    91,035           Alcatel Alsthom                      Information Technology Hardware           5,827,173
    92,312           Aventis SA                           Pharmaceuticals                           6,927,692
    51,773           AXA                                  Insurance                                 6,765,136
    34,250           Michelin - Class B                   Automobiles                                 952,538
    52,663           Total Fina SA - Class B              Oil & Gas                                 7,709,063
    95,028           Vivendi                              Diversified Industrials                   7,064,398
                                                                                                  -----------
                                                                                                   35,246,000
                                                                                                  -----------

Germany (4.45%)
    38,150           Bayer AG                             Chemicals - Commodity                     1,419,723
    52,150           Bayerische Hypo
                     Vereinsbank AG                       Banks                                     2,854,680
   138,497           Bayerische Motoren
                     Werke AG                             Automobiles                               4,738,311
    94,463           E.On AG                              Diversified Industrials                   4,870,640
                                                                                                  -----------
                                                                                                   13,883,354
                                                                                                  -----------

Hong Kong (2.67%)
   227,000           Cheung Kong                          Real Estate                               2,744,218
   371,000           China Mobile Ltd.*                   Telecommunications Services               2,462,610
   434,000           China Unicom Ltd.*                   Telecommunications Services                 971,396
   226,000           Sun Hung Kai Properties Ltd.         Real Estate                               2,130,626
                                                                                                  -----------
                                                                                                    8,308,850
                                                                                                  -----------

Italy (2.63%)
   411,566           ENI S.p.A.                           Oil & Gas                                 2,180,229
   566,607           Telecom Italia S.p.A.                Telecommunications Services               6,023,098
                                                                                                  -----------
                                                                                                    8,203,327
                                                                                                  -----------

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International Portfolio
-------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

                                                                                              September 30, 2000
Country/Shares     Company                           Industry                                              Value
--------------     -------                           --------                                 ------------------
Common Stock (97.17%) - continued
Japan (16.03%)
   18,000          ACOM Co. Ltd.                     Specialty & Other Finance                      $  1,500,069
   77,000          Bank of Tokyo-Mitsubishi Ltd.     Banks                                               910,495
  173,000          Canon, Inc.                       Electronic & Electrical Equipment                 7,673,225
   83,000          Fuji Photo Film Co. Ltd.          Media & Photography                               2,782,165
  472,000          Hitachi Ltd.                      Information Technology Hardware                   5,480,698
   30,000          Hoya Corp.                        Electronic & Electrical Equipment                 2,352,886
   26,700          Murata Manufacturing
                   Co. Ltd.                          Information Technology Hardware                   3,683,781
  193,000          NEC Corp. +                       Information Technology Hardware                   4,387,379
      221          Nippon Telegraph &
                   Telephone Corp. +                 Telecommunications Services                       2,169,174
      126          NTT DoCoMo, Inc.                  Telecommunications Services                       3,616,834
   11,200          Rohm Co. Ltd.                     Information Technology Hardware                   3,070,808
   55,000          Shiseido Co. Ltd.                 Personal Care & Household Products                  683,457
    8,800          SMC Corp.                         Engineering & Machinery                           1,478,957
   28,600          Sony Corp.                        Household Goods & Textiles                        2,902,504
   87,000          Takeda Chemical Industries        Pharmaceuticals                                   5,751,933
   13,900          Takefuji Corp.                    Specialty & Other Finance                         1,531,645
                                                                                                    ------------
                                                                                                      49,976,010
                                                                                                    ------------

Netherlands (12.79%)
  204,180          ABN Amro Holdings NV              Banks                                             4,759,141
  158,137          Elsevier NV                       Media & Photography                               1,773,163
   56,877          Fortis NV                         Banks                                             1,742,519
   28,670          Heineken NV                       Beverages                                         1,594,702
  172,417          ING Groep NV                      Banks                                            11,490,091
  164,930          Koninklijke Ahold NV              Food & Drug Retailers                             4,678,664
  129,247          Koninklijke KPN NV                Electronics & Electrical Equipment                2,816,300
   90,541          Philips Electronics NV            Household Goods & Textiles                        3,898,607
   60,480          Royal Dutch Petroleum Co.         Oil & Gas                                         3,657,214
   73,490          TNT Post Group NV                 Support Services                                  1,709,701
   34,860          VNU NV                            Media & Photography                               1,754,339
                                                                                                    ------------
                                                                                                      39,874,441
                                                                                                    ------------

Portugal (0.26%)
  257,750          Electricidade de Portugal SA      Electricity                                         814,691
                                                                                                    ------------

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                          September 30, 2000 International Equity Annual Report

-------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

                                                                                                       September 30, 2000
Country/Shares          Company                       Industry                                                      Value
--------------          -------                       --------                                         ------------------
Common Stock (97.17%) - continued
Singapore (0.98%)
  164,026               Development Bank of
                        Singapore Ltd.*               Banks                                                   $ 1,810,462
   41,000               Oversea-Chinese Banking
                        Corp. Ltd.*                   Banks                                                       259,269
   65,000               Singapore Press
                        Holdings Ltd.*                Media & Photography                                         975,280
                                                                                                              -----------
                                                                                                                3,045,011
                                                                                                              -----------
South Korea (0.45%)
   15,620               Korea Telecom Corp. -
                        Spon. ADR                     Telecommunications Services                                 525,222
   47,300               Pohang Iron & Steel
                        Co. Ltd.  - Spon. ADR         Steel & Other Materials                                     880,962
                                                                                                              -----------
                                                                                                                1,406,184
                                                                                                              -----------
Spain (2.56%)
  346,322               Banco De Santander SA*        Banks                                                     3,803,750
  210,886               Telefonica SA*                Telecommunications Services                               4,179,993
                                                                                                              -----------
                                                                                                                7,983,743
                                                                                                              -----------
Sweden (1.27%)
  261,190               Telefonaktiebolaget LM
                        Ericsson - Class B            Information Technology Services                           3,973,863
                                                                                                              -----------
Switzerland (9.32%)

    2,052               Lonza AG Reg.                 Packaging                                                   973,971
    3,680               Nestle SA                     Food Producers and Processors                             7,677,774
    3,401               Novartis AG Reg.              Pharmaceuticals                                           5,223,210
      493               Roche Holding AG              Pharmaceuticals                                           4,342,857
    2,992               Swiss Re                      Insurance                                                 5,722,167
   38,452               Union Bank of Switzerland
                        AG Reg.                       Banks                                                     5,125,447
                                                                                                              -----------
                                                                                                               29,065,426
                                                                                                              -----------
United Kingdom (27.83%)
  238,303               Allied Zurich PLC             Insurance                                                 2,705,945
   89,105               AstraZeneca PLC               Pharmaceuticals                                           4,662,930
  246,150               Barclays PLC                  Banks                                                     6,804,071
  376,030               Cable & Wireless PLC          Telecommunications Services                               5,358,126
  328,010               Cadbury Schweppes PLC         Food Producers & Processors                               1,937,359
  420,794               Diageo PLC                    Beverages                                                 3,756,029
  197,356               Emi Group PLC - Class B       Media & Photography                                       1,573,646

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International Portfolio
-------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS


                                                                                                          September 30, 2000
Par Value             Company                        Industry                                                          Value
---------             -------                        --------                                             ------------------
Common Stock (97.17%) - continued
United Kingdom (27.83%) - continued
  210,285             Glaxo Wellcome PLC             Pharmaceuticals                                            $  6,359,184
  367,298             Granada Compass PLC*           Leisure, Entertainment & Hotels                               3,433,091
   84,826             Granada Media PLC*             Leisure, Entertainment & Hotels                                 564,896
  461,800             Hilton Group PLC               Leisure, Entertainment & Hotels                               1,322,875
  672,164             Invensys PLC                   Engineering & Machinery                                       1,466,445
  519,847             Lloyds TSB Group PLC           Banks                                                         4,843,597
  295,300             Marconi PLC                    Telecommunications Equipment                                  4,033,372
  100,570             Pearson PLC                    Media & Photography                                           2,790,348
  116,400             Peninsular & Orient Steam
                      Navigation Co. PLC             Transport                                                     1,022,664
  345,965             Prudential PLC                 Life Assurance                                                4,715,166
   63,610             Railtrack Group PLC            Transport                                                     1,041,645
  174,650             Reuters Group PLC              Media & Photography                                           3,306,128
   82,800             RMC Group PLC                  Construction & Building Materials                               721,349
  924,804             Shell Transport &
                      Trading Co. PLC                Oil & Gas                                                     7,524,271
   77,900             3i Group PLC                   Investment Co.                                                1,935,908
  144,600             TI Group PLC                   Engineering & Machinery                                         740,902
3,392,850             Vodafone Group PLC             Telecommunications Services                                  12,649,997
  124,500             WPP Group PLC                  Media & Photography                                           1,489,077
                                                                                                                ------------
                                                                                                                  86,759,021
                                                                                                                ------------
Total Common Stock (Cost $254,336,160)                                                                           302,934,754
                                                                                                                ------------

Repurchase Agreement (0.56%)
$1,761,000            State Street Repurchase Agreement, 6.32%
                      dated September 29, 2000, to be repurchased at
                      $1,761,927 on October 2, 2000, collateralized by
                      FNMA Agency Note, 5.96% - October 18, 2000
                      with a value of $1,797,187                                                                   1,761,000
                                                                                                                ------------
Total Repurchase Agreement (Cost $1,761,000)                                                                       1,761,000
                                                                                                                ------------
Total Investments (Cost $256,097,160) (97.73%)                                                                   304,695,754
Total Other Assets, Less Liabilities (2.27%)                                                                       7,072,204
                                                                                                                ------------
Net Assets (100.00%)                                                                                            $311,767,958
                                                                                                                ------------

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                          September 30, 2000 International Equity Annual Report

-------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
Outstanding Forward Foreign Currency Contracts

                          Contract      Maturity             Value on     Unrealized
            Currency        Amount          Date   September 30, 2000   Appreciation
        ------------   -----------    ----------   ------------------   ------------

Sell    Japanese Yen   173,160,000     10/5/2000           $1,604,671        $30,333
Sell    Japanese Yen   283,256,000    10/23/2000            2,631,146         32,399
Sell    Japanese Yen   231,538,000    10/30/2000            2,152,780          9,358
                                                           ----------        -------
                                                           $6,388,597        $72,090
                                                           ----------        -------

* Non-income producing security.

+ - Security is designated as collateral for forward foreign currency contracts.

ADR - American Depositary Receipt.

FNMA - Federal National Mortgage Association.

PLC -  Public Limited Company.

See notes to financial statements.

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International Portfolio
-------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES

                                                              September 30, 2000
                                                              ------------------
Assets
Investments, at cost                                                $256,097,160
                                                                    ------------

Investments, at value                                               $304,695,754
Cash                                                                         795
Foreign cash (cost $1,913,932)                                         1,909,957
Receivables
   Investment securities sold                                          1,372,229
   Contributions                                                      14,947,873
   Dividends                                                             772,457
   Interest                                                                  618
Net unrealized appreciation on forward currency contracts                 72,090
Investment held as collateral for securities loaned                   27,253,232
                                                                    ------------
   Total Assets                                                      351,025,005
                                                                    ------------
Liabilities
Payables
   Investment securities purchased                                       880,420
   Withdrawals                                                        10,869,945
Collateral on securities loaned                                       27,253,232
Accrued investment advisory fees                                         225,578
Accrued custodian and accounting fees                                      7,047
Accrued audit fees                                                        20,600
Other accrued expenses                                                       225
                                                                    ------------
   Total Liabilities                                                  39,257,047
                                                                    ------------
Net Assets                                                          $311,767,958
                                                                    ------------

See notes to financial statements.

                           International Portfolio                            21

                           September 30, 2000 International Equity Annual Report

--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

                                                                     Year Ended
                                                             September 30, 2000
                                                             ------------------
Investment Income
   Dividends (net of foreign tax withholding of $710,642)          $  4,640,591
   Interest                                                             569,045
   Securities lending income                                            163,942
                                                                   ------------
   Total Income                                                       5,373,578
                                                                   ------------
Expenses
   Investment advisory fees                                           2,816,443
   Accounting fees                                                       69,223
   Custodian fees                                                       135,655
   Registration fees                                                        271
   Audit fees                                                            33,625
   Legal fees                                                             5,618
   Trustees' fees and expenses                                           17,890
   Shareholder reporting fees                                             7,771
   Other expenses                                                        12,234
                                                                   ------------
   Gross Expenses                                                     3,098,730
   Less earnings credits                                                (69,131)
                                                                   ------------
   Net Expenses                                                       3,029,599
                                                                   ------------
   Net Investment Income                                              2,343,979
                                                                   ------------
Net Realized and Unrealized Gain on Securities and
   Foreign Currency Transactions
Net realized gain on securities and foreign currency transactions    27,968,844
Net change in unrealized appreciation on securities
   and foreign currency transactions                                   (844,495)
                                                                   ------------
Net Realized and Unrealized Gain on Securities and
    Foreign Currency Transactions                                    27,124,349
                                                                   ------------
Net Increase in Net Assets Resulting from Operations               $ 29,468,328
                                                                   ------------

See notes to financial statements.

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International Portfolio
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

Years Ended September 30,                                           2000                 1999
-------------------------                                  -------------        -------------
From Operations
Net investment income                                      $   2,343,979        $   1,669,631
Net realized gain (loss) on securities and
   foreign currency transactions                              27,968,844           (5,205,587)
Net change in unrealized appreciation (depreciation)
   on securities and foreign currency transactions              (844,495)          58,159,547
                                                           -------------        -------------
Net Increase in Net Assets
   Resulting from Operations                                  29,468,328           54,623,591
                                                           -------------        -------------
From Transactions in Investors' Beneficial Interest
Contributions                                                450,398,066          161,557,439
Withdrawals                                                 (433,309,806)        (128,565,460)
                                                           -------------        -------------
Net Increase in Net Assets Derived from
   Investors' Beneficial Interest Transactions                17,088,260           32,991,979
                                                           -------------        -------------
Net Increase In Net Assets                                    46,556,588           87,615,570
Net Assets
Beginning of period                                          265,211,370          177,595,800
                                                           -------------        -------------
End of period                                              $ 311,767,958        $ 265,211,370
                                                           -------------        -------------




                                           Years Ended September 30,                  Period from
                                        -------------------------------       October 11, 1996(1)
                                            2000       1999        1998     to September 30, 1997
                                        --------   --------   ---------     ---------------------
Ratios/Supplementary Data
Net assets, end of period
   (in thousands)                       $311,768   $265,211    $177,596                  $122,217
Net expense ratio to average
   net assets(3)                            0.97%      1.00%       1.00%                     0.89%(2)
Ratio of net investment income
   to average net assets                    0.73%      0.75%       3.45%                     1.63%(2)
Gross expense ratio to average
   net assets                               0.97%      1.01%       1.04%                     1.10%(2)
Portfolio turnover rate(4)                    31%        16%         17%                       17%

1. Commencement of investment operations.

2. Annualized.

3. Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Advisor.

4. Not annualized.

See notes to financial statements.

                           International Portfolio                            23

                           September 30, 2000 International Equity Annual Report

Notes To Financial
Statements
September 30, 2000
--------------------------------------------------------------------------------

1.  Organization and Significant Accounting Policies

Organization

The Berger International Portfolio (the "Portfolio") is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Portfolio is a series of the Berger Worldwide Portfolios Trust (the "Trust"), which was organized as a Delaware business trust on May 31, 1996. Currently there are three investors in the Portfolio, the Berger International Fund, the International Equity Fund and the Berger International CORE Fund.

On January 19, 2000, Berger LLC ("Berger") and Bank of Ireland Asset Management (U.S.) Limited ("BIAM") entered into an agreement to dissolve BBOI Worldwide LLC ("BBOI"), the former investment advisor to the Portfolio. This agreement was approved by shareholders on May 5, 2000. Upon approval of the new management agreement, Berger became the Portfolio's advisor and BIAM continues to be responsible for the day-to-day management of the Portfolio's investments as sub-advisor. The dissolution of BBOI had no effect on the investment advisory services provided to the Portfolio. Additionally, the Portfolio was renamed Berger International Portfolio from Berger/BIAM International Portfolio and the Trust was renamed Berger Worldwide Portfolios Trust from Berger/BIAM Worldwide Portfolios Trust.

Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

Investment Valuation

Securities are valued at the close of the regular trading session of the New York Stock Exchange (the "Exchange") on each day that the Exchange is open. Securities listed on national exchanges, the Nasdaq Stock Market and foreign exchanges are valued at the last sale price on such markets, or, if no last sale price is available, they are valued using the mean between their current bid and ask prices. Prices of foreign securities are converted to U.S. dollars using exchange rates determined prior to the close of the Exchange. Securities traded in the over-the-counter market are valued at the mean between their current bid and ask prices. Short-term obligations maturing within sixty days are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available are valued at fair values as determined in good faith pursuant to consistently applied procedures established by the trustees of the Portfolio.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the Exchange. The values of foreign securities are determined as of the earlier of such market close or the closing time of the Exchange. Occasionally, events affecting the value of such securities may occur between the times at which they are determined and the close of the Exchange, or when the foreign market on which such securities trade is closed but the Exchange is open. If during such periods, events occur that materially affect the value of such securities, the securities will be valued at their fair market value as determined in good faith pursuant to consistently applied procedures established by the trustees of the Portfolio.

Foreign Currency Translation

Assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation. The cost of securities is translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

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September 30, 2000 International Equity Annual Report

Notes To Financial
Statements
September 30, 2000
--------------------------------------------------------------------------------

Federal Income Taxes

The Portfolio is considered a partnership for federal income tax purposes. As such, each investor in the Portfolio will be taxed on its share of the Portfolio's ordinary income and capital gains. It is intended that the Portfolio's assets will be managed in such a way that an investor in the Portfolio will be able to satisfy the requirements of Sub-Chapter M of the Internal Revenue Code.

Investment Transactions And Investment Income

Investment transactions are accounted for on the date investments are purchased or sold. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are reported as soon as the Portfolio is informed of the ex-dividend date if such information is obtained subsequent to the ex-dividend date. Dividend income is recorded net of foreign taxes withheld. Interest income is recorded on the accrual basis and includes accretion of discount. Gains and losses are computed on the identified cost basis for both financial statement and federal income tax purposes for all securities.

Use Of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2.   Agreements

BBOI, prior to its dissolution, rendered investment advisory services to the Portfolio pursuant to an agreement that provided for an investment advisory fee to be paid to BBOI at the annual rate of .90% of the Portfolio's average daily net assets. Effective May 5, 2000, in connection with the dissolution of BBOI, investment advisory fees charged to the Portfolio by Berger were reduced according to the following schedule:


Average Daily Net Assets                                       Annual Rate
------------------------                                       -----------

First $500 million                                                     .85%
Next $500 million                                                      .80%
Over $1 billion                                                        .75%

Berger pays BIAM a sub-advisory fee from the investment advisory fee it receives from the Portfolio. Berger is also responsible for providing for or arranging for all managerial and administrative services necessary for the operations of the Portfolio.

The Portfolio has entered into recordkeeping and pricing agreements with State Street Bank and Trust Company ("State Street"), which also serves as the Portfolio's custodian. The recordkeeping and pricing agreements provide for the monthly payment of a base fee plus a fee computed as a percentage of average daily net assets on a total relationship basis with other funds in the Berger Funds complex. State Street's fees for custody, recordkeeping and pricing are subject to reduction by credits earned by the Portfolio, based on the cash balances of the Portfolio held by State Street as custodian.

Certain officers and trustees of the Trust are officers and directors of Berger. Trustees who are not affiliated with Berger are compensated for their services according to a fee schedule, allocated among all of the funds in the Berger Funds complex, which includes an annual fee component and a per meeting component. The Portfolio's portion of the trustees' fees and expenses for the year ended September 30, 2000, totaled $17,890.

                           International Portfolio                            25

                           September 30, 2000 International Equity Annual Report

--------------------------------------------------------------------------------

The Trust adopted a Trustee Fee Deferral Plan (the "Plan") which allows the non-affiliated trustees to defer the receipt of all or a portion of the trustee fees payable. The deferred fees are invested in various funds managed by Berger until distribution in accordance with the Plan.

3.  Investment Transactions

Purchases And Sales

Purchases and sales proceeds of investment securities (excluding short-term securities) during the year ended September 30, 2000 were as follows:


                                            Purchases               Sales
                                         ------------         -----------
                                         $114,062,605         $93,732,363


There were no purchases or sales of long-term U.S. government securities during the year ended September 30, 2000.

Unrealized Appreciation, Unrealized Depreciation And Federal Tax Cost Of Securities

At September 30, 2000, the federal tax cost of securities and the composition of net unrealized appreciation (depreciation) of investment securities held were as follows:

                    Gross Unrealized   Gross Unrealized               Net
Federal Tax Cost        Appreciation       Depreciation      Appreciation
----------------    ----------------   ----------------    --------------
    $256,740,056         $61,913,161       $(13,957,463)      $47,955,698

Forward Currency Contracts

The Portfolio may enter into forward foreign currency exchange contracts for the purpose of hedging the Portfolio against exposure to market value fluctuations in foreign currencies. The use of such instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations. Forward currency contracts and foreign denominated assets may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risk may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. The forward foreign currency exchange contracts are adjusted to the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. Realized and unrealized gains or losses on these securities are included in Net Realized and Unrealized Gain (Loss) on Securities and Foreign Currency Transactions in the Statement of Operations.

Securities Lending

Under an agreement with State Street, the Portfolio has the ability to lend securities to brokers, dealers and other authorized financial institutions. Loans of portfolio securities are collateralized by cash remitted from the borrower of such securities in an amount equal to at least 102% of the market value of the loaned securities at the time the loan is made. The cash collateral received is invested in a money market fund and is evaluated daily to ensure that its market value exceeds the current market value of the loaned securities. Income generated by such investment, net of any rebates paid to the borrower, is split among the Portfolio and State Street as lending agent. At September 30, 2000, the Portfolio had securities on loan with a market value of $25,904,366.

26

September 30, 2000 International Equity Annual Report

Notes To Financial
Statements
September 30, 2000
--------------------------------------------------------------------------------

Repurchase Agreements

Repurchase agreements held by the Portfolio are fully collateralized by U.S. government and government agency securities and such collateral is in the possession of the Portfolio's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Concentration of Risk

The Portfolio may have elements of risk due to concentrated investments in specific industries or foreign issuers located in a specific country. Such concentrations may subject the Portfolio to additional risk resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Net Realized and Unrealized Gain (Loss) on Securities and Foreign Currency Transactions in the Statement of Operations includes fluctuations from currency exchange rates and fluctuations in market value.

4.  Line of Credit

The Portfolio, along with certain other funds managed by Berger, is party to an ongoing agreement with certain banks that allows these funds and the Portfolio, collectively, to borrow up to $150 million, subject to certain conditions, for temporary or emergency purposes. Interest, based on the Federal Funds Rate, is charged to the specific party that executes the borrowing. In addition, the unsecured line of credit requires a quarterly payment of a commitment fee based on the average daily unused portion of the line of credit. At September 30, 2000, the Portfolio had no borrowings outstanding on the line of credit.



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                           International Portfolio                            27

                           September 30, 2000 International Equity Annual Report

Report of Independent
Accountants
--------------------------------------------------------------------------------

To the Board of Trustees and Investors of Berger Worldwide Portfolios Trust

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the ratios/supplementary data present fairly, in all material respects, the financial position of Berger International Portfolio (formerly Berger/BIAM International Portfolio, the sole portfolio comprising Berger Worldwide Portfolios Trust (formerly Berger/BIAM Worldwide Portfolios Trust), hereafter referred to as the "Portfolio") at September 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the ratios/supplementary data for each of the three years in the period then ended and for the period October 11, 1996 (commencement of investment operations) through September 30, 1997, in conformity with accounting principles generally accepted in the United States of America. These financial statements and ratios/supplementary data (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2000 by correspondence with the custodian and broker, provide a reasonable basis for our opinion.

/s/ PRICEWATERHOUSECOOPERS LLP

PricewaterhouseCoopers LLP

Denver, Colorado
November 8, 2000

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                                                                           IEFAR